As filed with Securities and Exchange Commission on April 14, 2021

File Nos. 333-226804 and 811-23092

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

Registration Statement Under the Securities Act of 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 3 ☒

and/or

Registration Statement Under the Investment Company Act of 1940 ☒

Amendment No. 14 ☒

MEMBERS Horizon Variable Separate Account

(Exact Name of Registrant)

MEMBERS Life Insurance Company

(Name of Depositor)

2000 Heritage Way

Waverly, Iowa 50677-9202

(Address of Depositor’s Principal Executive Offices)

(319) 352-4090

(Depositor’s Telephone Number)

Jennifer Kraus-Florin, Esq.

MEMBERS Life Insurance Company

2000 Heritage Way

Waverly, Iowa 50677-9202

(319) 352-4090

(Name and Address of Agent for Service)

COPY TO:
Stephen E. Roth, Esq.
Thomas E. Bisset, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0100

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ On May 1, 2021 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in MEMBERS Horizon II Variable Separate Account under the MEMBERS® Horizon flexible premium deferred indexed and variable annuity contract.

MEMBERS® Horizon II Flexible Premium Deferred Variable
and Index Linked Annuity

Issued by:

MEMBERS Life Insurance Company

2000 Heritage Way

Waverly, Iowa 50677

Telephone number: 800-798-5500

Offered Through: CUNA Brokerage Services, Inc.

This Prospectus describes the MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity, an individual or joint owned, flexible premium variable and index-linked deferred annuity contract (the “Contract”) issued by MEMBERS Life Insurance Company (the “Company”, “we”, “us”, or “our”). Capitalized terms used in this Prospectus and not otherwise defined have the meanings set forth in the “Glossary,” starting on page 1.

The Contract, which you may purchase with an initial Purchase Payment that is at least $5,000, is designed primarily for individuals, trusts, and certain retirement plans that qualify for the special federal income tax treatment associated with annuity contracts. The Contract provides for the accumulation of retirement savings by allocating your monies among various Variable Subaccounts and/or Risk Control Accounts, and also offers a number of payout options. The Contract is a complex insurance and investment vehicle. You should speak with a financial professional about the Contract’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. The Prospectus describes all material rights and obligations of Owners, including all state variations.

The variable annuity portion of the Contract is supported by the assets of the MEMBERS Horizon Variable Separate Account, a Separate Account of the Company, which is divided into Variable Subaccounts that each invest in an underlying Fund. You may allocate your Purchase Payments among one or more Variable Subaccounts, and your investment results in a Variable Subaccount will depend on the investment performance of the related Fund. You bear the entire investment risk of any amounts you allocate to the Variable Subaccounts. There is a Variable Subaccount that invests in each of the following Funds. This Prospectus is accompanied by a current prospectus for each such Fund. You should read a Fund’s prospectus carefully before investing.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund (Series I)

Invesco V.I. Small Cap Equity Fund (Series I)

Invesco Oppenheimer V.I. International Growth Fund (Series I)

American Funds Insurance Series®

American Funds IS Asset Allocation Fund (Class 1)

American Funds IS The Bond Fund of America (f/k/a American Funds IS Bond Fund) (Class 1)

American Funds IS Growth Fund (Class 1)

American Funds IS American High-Income Trust (f/k/a American Funds IS High-Income Bond Fund) (Class 1)

American Funds IS International Fund (Class 1)

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund (Class I)

Columbia Threadneedle Investments

Columbia VP Emerging Markets Bond Fund (Class 1)

DFA Investment Dimensions Group Inc.

DFA VA International Small Portfolio

DFA VA International Value Portfolio

DFA VA U.S. Large Value Portfolio

DFA VA U.S. Targeted Value Portfolio

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP Fund (Class 1)

Templeton Global Bond VIP Fund (Class 1)

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Core Fixed Income Trust (Institutional)

Goldman Sachs VIT Government Money Market (Institutional)

Lazard Retirement Series, Inc.

Lazard Retirement Emerging Markets Equity Portfolio (Investor)

MFS® Variable Insurance Trust

MFS® Total Return Bond Series (Initial Class)

MFS® Utilities Series (Initial Class)

MFS® Value Series (Initial Class)

MFS® Variable Insurance Trust III

MFS® Blended Research® Small Cap Equity Portfolio (Initial Class)

Morgan Stanley

Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio (Class I)

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio (Class I)

Northern Lights Variable Trust

TOPS® Aggressive Growth ETF Portfolio (Class 1)

TOPS® Balanced ETF Portfolio (Class 1)

TOPS® Conservative ETF Portfolio (Class 1)

TOPS® Growth ETF Portfolio (Class 1)

TOPS® Moderate Growth ETF Portfolio (Class 1)

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio (Institutional Class)

PIMCO VIT All Asset Portfolio
(Institutional Class)

PIMCO VIT Real Return Portfolio
(Institutional Class)

Putnam Variable Trust

Putnam VT High Yield Fund (IA)

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

Vanguard® Variable Insurance Fund

Vanguard VIF Capital Growth Portfolio

Vanguard VIF Diversified Value Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF High Yield Bond Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF Real Estate Index Portfolio

Vanguard VIF Small Company Growth Portfolio[1]

Vanguard VIF Total Bond Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio

1The Vanguard Group, Inc. has requested that the Company no longer make the Vanguard VIF Small Company Growth Portfolio available for new investments. Existing contract owners with allocation to the Vanguard VIF Small Company Growth Portfolio can continue to invest in the portfolio.

The index-linked portion of the Contract is supported by the assets of a non-registered Separate Account of the Company which has been established to support the Company’s obligations with respect to the Risk Control Accounts. You may allocate your Purchase Payments to one or more Risk Control Accounts. The Risk Control Accounts do not involve an investment in any underlying Fund, and instead are based in part on the investment experience of external Indices. Each Risk Control Account has a reference Index. We currently offer two reference indices; the (S&P 500 Price Return Index) S&P 500 and the (MSCI EAFE Price Return Index) MSCI EAFE. Each Risk Control Account has two investment options, a Secure Account Option and a Growth Account Option. We credit interest under each Risk Control Account based in part on the performance of the reference Index, subject to the applicable Index Rate Cap and Index Rate Floor. Each Risk Control Account Anniversary prior to the Risk Control Account Maturity Date starts a new year for purposes of calculating index interest. When funds are withdrawn from a Risk Control Account prior to the Risk Control Account Anniversary for a surrender, partial withdrawal, transfer, annuitization or payment of the Death Benefit, index interest is calculated up to the date of withdrawal. It is possible that you will not earn any interest in the Risk Control Accounts. Contract Value allocated to a Risk Control Account must remain in such Account for the entire Risk Control Account Period to avoid imposition of a Surrender Charge and a Market Value Adjustment. Each Risk Control Account Period is six years. Only one Risk Control Account Period can be in force at any time. This would allow for both a Secure Account and Growth Account for both reference Indices (the S&P 500 Index and the MSCI EAFE Index) to be established for the same Risk Control Account Period. However, once a Risk Control Account(s) is in force, new Risk Control Accounts cannot be established until the termination of the existing Risk Control Accounts on the Risk Control Account Maturity Date. Accordingly, no additional values can be transferred into a Risk Control Account and no additional Purchase Payments can be allocated to a Risk Control Account until the end of the current Risk Control Account Period.

The Secure Account option has an Index Rate Floor of 0%. The Index Rate Floor protects amounts allocated to the Secure Account from declines in the external Indices. This means that negative investment performance of the applicable Index would not reduce your Risk Control Account Value. The Secure Account provides your Risk Control Account Value the most protection from negative investment performance of the reference Index. The Growth Account option has an Index Rate Floor of -10%. This means that negative investment performance of the applicable reference Index could result in a negative Index Rate of Return that would reduce your Risk Control Account Value. However, Risk Control Account Value will not decline by more than 10% as a result of Index performance for any one-year period even if Index performance is less than -10%. In return for accepting some risk of loss to your Risk Control Account Value allocated to the Growth Account, the Index Rate Cap for the Growth Account is higher than the Index Rate Cap for the Secure Accounts, which allows for the potential for greater increases to your Risk Control Account Value allocated to the Growth Account. The Index Interest Rate Caps place a limit on the positive performance of an Index and therefore limit the amount of Index Interest that can be credited to an Owner’s investment in a Risk Control Account. The Index Interest Rate Cap will never be less than 1% for either Risk Control Accounts. There is a risk of loss of your principal and any previously credited interest because each year you agree to absorb all losses less than or equal to the applicable Index Rate Floor. In addition, if the performance of the reference Index equaled or approached the Index Rate Floor, the deduction of Contract charges and the deduction of Surrender Charges, a Market Value Adjustment and Federal Income Tax Penalties could result in a reduction of Contract Value greater than if only the Index Rate Floor applied.

Purchase Payments and transfer amounts allocated to a Variable Subaccount or Risk Control Account are held in insulated Separate Accounts, the assets of which are not chargeable with liabilities arising out of any other business that we conduct. Our General Account assets are also available to meet the guarantees under the Contract as well as our other general obligations. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

We may make available additional Variable Subaccounts and Risk Control Accounts in the future. Not all Variable Subaccounts, Risk Control Accounts, or Risk Control Account Periods may be available in all markets where we offer the Contract.

If you surrender your Contract or take a partial withdrawal during the Surrender Charge Period, we will apply a Surrender Charge to the amount being surrendered or withdrawn that is in excess of the free annual withdrawal amount unless you qualify for the Nursing Home or Hospital waiver or Terminal Illness waiver, described in this Prospectus. The maximum Surrender Charge is 9% of the Purchase Payment withdrawn. Not all waiver benefits are available in all states. The terms under which the Surrender Charge will be waived may vary in some states and are described in Appendix B of this prospectus. All other state Contract variations are also described in Appendix B. Please review Appendix B for any variations from standard Contract provisions that may apply to your Contract based on the state in which your Contract was issued. If you surrender your Contract or take a partial withdrawal during the Accumulation Period, your Risk Control Account Value (if any) will be subject to a Market Value Adjustment. A surrender or partial withdrawal from a Risk Control Account on its Risk Control Account Maturity Date will not be subject to a Surrender Charge or Market Value Adjustment. See “Fees and Expenses” on page 13. See “Market Value Adjustment” on page 52 and “Access to Your Money” on page 55. The Market Value Adjustment may be either positive or negative, which means the Market Value Adjustment may increase or decrease the amount you receive upon surrender or partial withdrawal.

There are risks associated with the Contract. These risks include liquidity risks, investment risks, market risks, Company risks, and interest rate risks. Also, a Market Value Adjustment, and Surrender Charges, may apply for a number of years, so that the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments and lose previously credited interest under the Contract. In addition, partial withdrawals and surrenders will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS”) penalty tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appears under “Highlights” on page 5, “Access to Your Money” on page 55, and “Federal Income Tax Matters” on page 65. Please note that you could lose significantly more than 10% of your investment in a Risk Control Account under the Contract. For example, if you invested $10,000 with a 1.50% Contract Fee and allocated your investment to the Growth Account and the Index then declined by 10% or more in each of three consecutive years, your investment in the Contract at the end of the third year would be equal to $6,932. If you surrendered the Contract at the end of that third year, you would pay a Surrender Charge equal to 7% of your investment or $700 which would leave you with $6,232. That amount would be reduced further if a negative MVA applied. In addition, if you were age 59½ or younger at the time of the surrender, a ten percent tax penalty of $623 would apply and would reduce the amount you would have from the Contract to $5,608. This example, however, does not take into account your ability to allocate some or all of your initial investment to the Secure Account which has a floor that protects amounts allocated to that Account from declines in the Index.

The Company has the right to refuse or limit the amount and frequency of additional Purchase Payments allocated under the Contract and to refuse or limit the amount and frequency of additional Purchase Payments that may be allocated to the Risk Control Accounts. If we exercise this right, it will limit your ability to make further investments in the Contract and increase Contract Values and the Death Benefit through additional Purchase Payments.

The Contract is offered through CUNA Brokerage Services, Inc. (“CBSI”), which is the principal underwriter. The principal business address of CBSI is 2000 Heritage Way, Waverly, IA 50677. The principal underwriter is not required to sell any specific number or dollar amount of Contracts, but will use its best efforts to sell the Contracts. There are no arrangements to place funds in an escrow, trust, or similar account. The offering of the Contract is intended to be continuous.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission (“SEC”). The statement of additional information (“SAI”) dated May 1, 2021, relating to the variable annuity portion of the Contract, is part of a registration statement filed on Form N-4. The SAI is available free of charge. You may request one by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500. This Prospectus and the SAI can also be obtained from the SEC’s website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus. The SAI is incorporated by reference into this Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of Fund shareholder reports from MEMBERS Life Insurance Company unless you specifically request paper copies from us or from your financial professional. Instead, the shareholder reports will be made available on the Fund’s website, and we will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by us in the notice.

You may elect to receive all future Fund reports in paper free of charge from us. You can inform us that you wish to continue receiving paper copies of your Fund shareholder reports by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500. Your election to receive reports in paper will apply to all Funds available under your Contract.

This Prospectus provides important information you should know before investing including risks related to the Company’s business. Please see “Potential Risk Factors That May Affect Our Business and Our Future Results” on page 76 for more information regarding these risks. Please keep this Prospectus for future reference.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The Contracts are not insured by the Federal Deposit Insurance Corporation or any other government agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal and previously credited interest and prior earnings.

The date of this Prospectus is May 1, 2021

 i

 ii

The Contract may not be available in all states. This Prospectus does not constitute an offer to sell any Contract and it is not soliciting an offer to buy any Contract in any state in which the offer or sale is not permitted. We do not authorize anyone to provide any information or representations regarding the offering described in this Prospectus other than the information and representations contained in this Prospectus.

 iii

GLOSSARY

We have tried to make this Prospectus as understandable as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. We define these terms below.

1940 Act – The Investment Company Act of 1940, as amended.

Accumulation Credit – A unit of measure used to calculate Risk Control Account Value.

Accumulation Credit Factor – A dollar value for each Accumulation Credit in a Risk Control Account on a given Business Day.

Accumulation Period – The phase of the Contract that begins on the Contract Issue Date and ends on the Payout Date, or the date the Contract is terminated if earlier.

Accumulation Unit – A unit of measure used to calculate Variable Subaccount Value.

Accumulation Unit Value – A dollar value for each Accumulation Unit in a Variable Subaccount on a given Business Day.

Adjusted Index Value – The Closing Index Value adjusted for the Index Rate Cap or Index Rate Floor for the current Risk Control Account Year.

Administrative Office – MEMBERS Life Insurance Company, 2000 Heritage Way, Waverly, Iowa 50677. Phone: 1-800-798-5500.

Age – Age as of last birthday.

Allocation Level – Specific levels identified in your Contract for the sole purpose of administering allocation instructions according to the requirements of the Contract.

Annuitant (Joint Annuitant) – The natural person(s) whose life (or lives) determines the amount of annuity payments under the Contract.

Authorized Request – A signed and dated request that is in Good Order. A request to change your allocation instructions must be signed by all Owners. A request to change a party to the Contract, change the Payout Date or request a partial withdrawal or full surrender of the Contract must be signed by all Owners and any irrevocable Beneficiary or an assignee.

Automatic Rebalance Program – A program to automatically transfer values among the Risk Control Accounts and/or Variable Subaccounts to achieve the balance of Contract Value equal to the Allocation Levels you requested.

Bailout Provision – If the Index Rate Cap for your Risk Control Account is set below the bailout rate prominently displayed on your Contract Data Page attached to the front of the cover page of the Contract, the Bailout Provision allows you to transfer the Risk Control Account Value from that Risk Control Account during the 30-day period following the Risk Control Account Anniversary. A Market Value Adjustment will not apply to such transfer.

Beneficiary – The person(s) (or entity) you named to receive proceeds payable due to the death of the Owner. Before the Payout Date, if no Beneficiary survives the Owner, we will pay the Death Benefit proceeds to the Owner’s estate.

Business Day – Any day that the New York Stock Exchange is open for trading. All requests for transactions that are received at our Administrative Office in Good Order on any Business Day prior to market close, generally 4:00 P.M. Eastern Time, will be processed as of the end of that Business Day. However, with respect to a subaccount no valuation may be made on days that the subaccount’s corresponding fund does not value it’s share.

Closing Index Value – The closing value for an Index as of a Business Day.

Company – MEMBERS Life Insurance Company; also referred to as “we”, “our” and “us”.

Contract – The MEMBERS Horizon II Flexible Premium Deferred Variable and Index Linked Annuity, an individual or joint owned, flexible premium deferred variable and index-linked annuity contract issued by MEMBERS Life Insurance Company.

Contract Anniversary – The same day and month as the Contract Issue Date for each year the Contract remains in force. If a Contract Anniversary does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day but will be effective as of that Contract Anniversary.

Contract Fee – A fee assessed against Contract Value allocated to the Variable Subaccounts and the Risk Control Accounts. The portion of the fee assessed to the Variable Subaccounts equals a percentage of the average daily value of the assets of the Variable Subaccounts to which the Variable Subaccount Value is allocated. The portion of the fee assessed to the Risk Control Accounts equals a percentage of the Accumulation Credit Factor for the Risk Control Account at the start of a Risk Control Account Year. The Contract Fee is shown on your Contract Data Page. This fee compensates us for the expenses, expense risk, and mortality risk assumed by us.

Contract Issue Date – The date we use to determine Contract Years and Contract Anniversaries.

Contract Value – The total value of your annuity during the Accumulation Period. All values are calculated as of the end of a Business Day.

Contract Year – Any twelve-month period beginning on the Contract Issue Date or Contract Anniversary and ending on the next Contract Anniversary.

Data Page – Pages attached to your Contract that describe certain terms applicable to your specific Contract.

Death Benefit – The Return of Purchase Payment Death Benefit Endorsement is attached to this Contract. It provides a Death Benefit of the greater of Contract Value as of the date Death Benefits are payable or total Purchase Payments adjusted for withdrawals. We do not apply the Surrender Charge or Market Value Adjustment in determining the Death Benefit payable.

Earnings – Your Contract Value minus Purchase Payments not previously withdrawn.

Frequent Transfers Procedures – Policies and procedures that we have adopted in order to try to protect Owners and the Funds from potentially harmful trading activity.

Fund – Each investment portfolio or any other open-end management investment company or unit investment trust in which a Variable Subaccount invests.

General Account – All of the Company’s assets other than the assets in the Separate Accounts.

Good Order – A request or transaction generally is considered in “Good Order” if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information and supporting legal documentation necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. This information and documentation necessary for a transaction or instruction generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funds affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your financial professional before submitting the form or request.

Holding Account – An account that holds each Purchase Payment pending investment in a Risk Control Account. The Holding Account cannot be elected as an Investment Option. There are two holding accounts: a fixed Holding Account and a money market Holding Account. The fixed Holding Account is part of our General Account and is used in all states where the Contract is available for sale except Missouri. The money market Holding Account is a variable subaccount and is used only for Contracts issued in the state of Missouri.

Holding Account Value – The value of the Contract in the Holding Account.

Hospital – A facility that is licensed and operated as a hospital according to the law of the jurisdiction in which it is located.

Income Payout Option – The choices available under the Contract for payout of your Contract Value.

Index, Indices – The reference index (or indices) we use in determining interest credited to the Risk Control Account Value.

Index Rate Cap – The maximum annual Index rate of return the Company will use in calculating interest credited to Risk Control Account Value for a Risk Control Account Year. The Index Rate Cap does not reflect deduction of the Contract Fee.

Index Rate Floor – The minimum annual Index rate of return the Company will use in calculating interest credited to Risk Control Account Value for the life of the Contract. The Index Rate Floor does not reflect deduction of the Contract Fee.

Initial Index Value – The value for the reference Index as of the start of a Risk Control Account Year.

Internal Revenue Code – The Internal Revenue Code of 1986, as amended.

Investment Options – The choices available under this Contract for allocation of your Purchase Payment(s) and Contract Value. Choices include the Risk Control Accounts (“Risk Control Account Option”) and the Variable Subaccounts (“Variable Subaccount Option”).

Irrevocable Beneficiary – A Beneficiary who has certain rights which cannot be changed unless he or she consents to the change.

Market Value Adjustment – The amount of an adjustment (increase or decrease) that may be applied to a full surrender or partial withdrawal from a Risk Control Account, also referred to as the MVA.

Multiple Source Waiting Period – The maximum period of time we will wait for multiple sources of payment to be received by us prior to allocation to a Risk Control Account. It applies only to the sources of payment indicated on your application. The Multiple Source Waiting Period cannot be longer than six months.

Non-Qualified Contract – An annuity contract that is independent of any formal retirement or pension plan.

Nursing Home – A facility that is licensed and operates as a nursing facility according to the law of the jurisdiction in which it is located.

Owner – The person(s) (or entity) who owns the Contract and whose death determines the Death Benefit. The Owner is also the person(s) (or entity) who receives income payments during the Payout Period while the Annuitant is living. If there are multiple Owners, each Owner will be a joint Owner of the Contract and all references to Owner will mean joint Owners. The Owner has all rights, title and interest in the Contract. The Owner may exercise all rights and options stated in the Contract, subject to the rights of any Irrevocable Beneficiary or assignee. The Owner is also referred to as “you” or “your.”

Payout Date – The date the first income payment is paid from the Contract to the Owner.

Payout Period – The phase the Contract is in once income payments begin.

Pro Rata – A method of allocating, withdrawing or transferring values across all Variable Subaccounts and/or Risk Control Accounts that is proportional to the value in each.

Proof of Death – Proof of Death may consist of a certified copy of the death record, a certified copy of a court decree reciting a finding of death or other similar proof.

Purchase Payment – Payment(s) made by or on behalf of the Owner for the Contract.

Qualified Contract – An annuity that is part of an individual retirement plan, pension plan or employer-sponsored retirement program that is qualified for special treatment under the Internal Revenue Code.

Risk Control Account – A subdivision of the Risk Control Account Option wherein two accounts types are available: the Secure Account and the Growth Account. Each Risk Control Account has an Index Rate Cap and Index Rate Floor.

Risk Control Account Anniversary – The same day and month as a Risk Control Account Start Date for each year of a Risk Control Account Period. If a Risk Control Account Anniversary does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day.

Risk Control Account Daily Contract Fee – The Contract Fee divided by the number of days in the Risk Control Account Year and then multiplied by the Accumulation Credit Factor for the Risk Control Account at the start of a Risk Control Account Year.

Risk Control Account Maturity Date – The last day of a Risk Control Account Period. If a Risk Control Account Maturity Date does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day.

Risk Control Account Period – The period that begins on a Risk Control Account Start Date and ends on a Risk Control Account Maturity Date. Each Risk Control Account Period is six years.

Risk Control Account Start Date – The first day of a Risk Control Account Period. It must be a date that we offer as a Risk Control Account Start Date (as shown on your Contract Data Page). If a Risk Control Account Start Date does not fall on a Business Day, any transactions required as of that date will be processed on the next Business Day.

Risk Control Account Value – The value of the Contract in a Risk Control Account.

Risk Control Account Year – Any 12-month period beginning on a Risk Control Account Start Date or Risk Control Account Anniversary and ending on the next Risk Control Account Anniversary.

Risk Control Separate Account – The Separate Account for the Risk Control Accounts.

SAI – The statement of additional information relating to the variable annuity aspect of the Contract.

SEC – The U.S. Securities and Exchange Commission.

SAP – The statutory accounting principles and practices prescribed by the insurance regulatory authorities in the Company’s state of domicile.

Separate Account – A legally insulated investment account that is maintained separately from our General Account. The Separate Account established for the variable portion of the Contract is registered under the Investment Company Act of 1940 (the “1940 Act”), while the Separate Account established for the index-linked aspect of the Contract is not registered under the 1940 Act.

Spouse – The person to whom you are legally married. The term Spouse includes the person with whom you have entered into a legally-sanctioned same-sex marriage that grants you the rights, responsibilities, and obligations married couples have in accordance with applicable state laws. Individuals who do not meet the definition of Spouse may have adverse tax consequences when exercising provisions under this Contract. Additionally, individuals in other arrangements that are not recognized as marriage under the relevant state law will not be treated as married or as Spouses as defined in this Contract for federal tax purposes. Consult with a tax adviser for more information on this subject and before exercising benefits under the Contract.

Surrender Charge – The charge associated with surrendering either some or all of the Contract Value.

Surrender Charge Period – Each Purchase Payment has a Surrender Charge schedule that begins when the Purchase Payment is credited to the Contract and continues for a period of six years.

Surrender Value – The amount you are entitled to receive if you elect to surrender the Contract during the Accumulation Period.

Terminally Ill, Terminal Illness – A life expectancy of 12 months or less due to any illness or accident.

Thirty Day Period to Discontinue Initial Risk Control Account – If a portion of the initial Purchase Payment is allocated to a Risk Control Account, a 30-day period beginning on the initial Risk Control Account Start Date will commence during which the Owner can discontinue the Risk Control Account(s) and transfer the entire Risk Control Account Value to the Variable Subaccounts without the application of a Market Value Adjustment.

Valuation Period – The period beginning at the close of one Business Day and continuing to the close of the next succeeding Business Day.

Variable Separate Account – The Separate Account for the Variable Subaccounts.

Variable Subaccount – A subdivision of the Variable Separate Account, the assets of which are invested in a corresponding Fund.

Variable Subaccount Value – The value of the Contract in a Variable Subaccount, including the money market Holding Account.

HIGHLIGHTS

The following is a summary of the key features of the Contract. This summary does not include all of the information you should consider before purchasing a Contract. You should carefully read the entire Prospectus, which contains more detailed information concerning the Contract and the Company before making an investment decision.

The Company is not an investment adviser and does not provide any investment advice to you in connection with your Contract.

How Your Contract Works

Overview. Your Contract is an individual or joint owned, flexible premium variable and index-linked deferred annuity contract. There are two periods to your Contract: an Accumulation Period and a Payout Period. Your Contract can help you save for retirement because it can allow your Contract Value to earn interest from the Risk Control Accounts and/or gains from the Variable Subaccounts on a tax-deferred basis and you can later elect to receive retirement income for life or a period of years. You generally will not pay taxes on your earnings until you withdraw them.

During the Accumulation Period of your Contract, you allocate your Contract Value to the Variable Subaccounts and/or the Risk Control Accounts. Each of these options is described below.

●	Each Variable Subaccount invests its assets solely in the shares or units of designated Funds. Depending on the performance of the Funds underlying the Variable Subaccounts selected by you, you could lose money.

●	The portion of Contract Value allocated to a Risk Control Account is credited with interest based in part on the investment performance of external Indices (currently, the S&P 500 Index and the MSCI EAFE Index), subject to an Index Rate Cap and Index Rate Floor that is unique to each Risk Control Account. The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. The MSCI EAFE Index is a stock market index which is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. The Indices can go up or down based on the stock prices of the companies that comprise the applicable Index. Neither Index includes dividends paid on the stocks comprising the Index and therefore does not reflect the full investment performance of the underlying stocks. We set the Index Rate Caps prior to the Contract Issue Date and prior to each Risk Control Account Anniversary for the subsequent Risk Control Account Year. We will forward advance written notice to you of any change in the Index Rate Cap at least two weeks prior to the Risk Control Account Anniversary. The Index Rate Floor associated with each Risk Control Account will not change during the life of your Contract. The Index Rate of Return is determined on each Risk Control Account Anniversary and is measured over the Risk Control Account Year. Index Interest is calculated on each Risk Control Account Anniversary. Because Index Interest is calculated at a single point in time you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Index Period.

The Accumulation Period begins on the Contract Issue Date and continues until the Payout Date.

During the Payout Period of your Contract, you can elect to receive income payments by applying Contract Value to the income options offered in your Contract. The Payout Period begins on the Payout Date and continues while income payments are paid.

Please call your financial professional or the Company at 1-800-798-5500 if you have questions about how your Contract works.

Purchase Payments. You may purchase the Contract with an initial Purchase Payment of at least $5,000. Additional Purchase Payments can be made during the Accumulation Period, but are not required. Each additional Purchase Payment may not be less than $50 and must be received at our Administrative Office prior to the oldest Owner’s 95th birthday or the oldest Annuitant’s 95th birthday if the Owner is a non-natural person. Purchase Payments that, in total, exceed $1 million require our prior approval. Multiple Contracts owned by the same individual where the sum of the Purchase Payments exceeds $1 million also require our prior approval.

We reserve the right, in our sole discretion to refuse additional Purchase Payments and to limit the amount and frequency of additional Purchase Payments under the Contract or that may be allocated to the Risk Control Accounts at any time.

Allocation Options. There are four Allocation Levels for your Contract, among which you may allocate your Purchase Payment(s) and Contract Value: Level C (Contract Allocation Level), Level V (Variable Subaccount Allocation Level), Level I (Index Allocation Level), and Level R (Risk Control Allocation Level), each is described below.

●	At Level C, the allocation is split between the Variable Subaccounts and the Risk Control Accounts;

●	At Level V, the allocation is split among the Variable Subaccounts;

●	Level I only applies to Risk Control Accounts, and the allocation is split between Risk Control Accounts based on the reference Index; and

●	Level R only applies to Risk Control Accounts, and the allocation is split among Risk Control Accounts with the same reference Index.

You must specify the percentage of your Purchase Payment to be allocated to each applicable Allocation Level on the Contract Issue Date. The amount you direct to a particular Allocation Level must be in whole percentages from 0% to 100% of the Purchase Payment and your total allocation must equal 100% at each Allocation Level. If you do not indicate your allocations on the application, our Administrative Office will attempt to contact your adviser and/or you for clarification.

Rather than choosing amounts to be directed to particular Allocation Levels, you can select one of six model asset allocation portfolios or “Express Portfolios” we make available. At the time you purchase the Contract, you may elect to allocate all of your Purchase Payments according to one of the Express Portfolios. Each Express Portfolio allocates your Purchase Payments among the Variable Subaccounts and Risk Control Accounts based on a specified allocation percentage for each investment option available under the Express Portfolio. Each Express Portfolio employs different investment styles and allocates Purchase Payments among investment options to match a specified level of risk tolerance (e.g., conservative, moderate and aggressive). Express Portfolios are found in “Allocating Your Purchase Payment Express Portfolios.” We will not issue the Contract without complete allocation instructions.

Your Purchase Payments will be allocated according to your allocation instructions on file with us for the applicable Allocation Levels. However, if your allocation instructions on file with us include a Risk Control Account, the Risk Control Account portion of your initial Purchase Payment will be allocated to the Holding Account before it is transferred to the Risk Control Account. The allocation of additional Purchase Payments to a Risk Control Account is subject to additional requirements described in the “Allocating Your Purchase Payment” section of this Prospectus. Purchase Payments allocated to a Risk Control Account become part of the Risk Control Account Value and may be credited with interest based in part on the performance of the reference Index, subject to the applicable Index Rate Cap and Index Rate Floor. More detailed information regarding the Risk Control Account option is found in “Risk Control Account Option.”

Purchase Payments allocated to a Variable Subaccount become part of the total Variable Subaccount Value which fluctuates according to the investment performance of the selected Variable Subaccounts. More detailed information regarding the Variable Subaccount Option is found in “Variable Subaccount Option.”

In the event you select a Risk Control Account Option, please note that any time the Index Rate Cap for your Risk Control Account is less than the rate specified in the Bailout Provision (as shown on your Contract Data Page), we may, at our discretion, restrict transfers into that Risk Control Account. See “Access to Your Money – Bailout Provision” for more details.

In addition, as it relates to the Risk Control Account Option, the Index Rate Floor is the minimum Index rate of return used as part of the Accumulation Credit Factor calculation for determining the value of a Risk Control Account, prior to the deduction of the Contract Fee. This rate will not change during the life of your Contract. The Secure Account has an Index Rate Floor of 0% and the Growth Account has an Index Rate Floor of -10%. For the Secure Account, this means that any negative investment performance of the Index would not reduce your Contract Value at the end of a Risk Control Account Year; and for the Growth Account, this means that any negative investment performance of the Index would not reduce your Contract Value at the end of a Risk Control Account Year by more than 10% even if such negative investment performance is worse than -10%. However, as noted on the cover page of this Prospectus, you could lose more than 10% of your investment in a Risk Control Account due to the application of Surrender Charges, Contract fees, negative MVAs and federal tax penalties.

Moreover, the Index Rate Cap is the maximum Index rate of return used as part of the Accumulation Credit Factor calculation for determining the value of a Risk Control Account, prior to the deduction of the Contract Fee. In general, Contract Value eligible for transfer to a Risk Control Account on the Risk Control Account Start Date immediately following the Contract Issue Date will be subject to the Index Rate Caps in effect on the Contract Issue Date. At the time the Contract is purchased, if a portion of the initial Purchase Payment is allocated to a Risk Control Account, you will have thirty days from the first Risk Control Account Start Date to discontinue your Risk Control Accounts and transfer the entire Risk Control Account Value to the Variable Subaccounts. Where subsequent premiums are allocated to a Risk Control Account, or upon the maturity of a Risk Control Account, the Index Rate Cap will be made available at least two weeks in advance of the next Risk Control Account Start Date.

Once you have established a Risk Control Account you may not allocate your subsequent Purchase Payments to a Risk Control Account until the existing Risk Control Account matures. You may allocate Risk Control Account Value from the maturity of a current Risk Control Account, and Variable Subaccount Value to new Risk Control Accounts we make available. We make the Index Rate Cap available for each new Risk Control Account at least two weeks prior to the Risk Control Account Start Date for the Risk Control Account.

On the first Risk Control Account Anniversary and any subsequent Risk Control Account Anniversary, we will declare an Index Rate Cap which we guarantee for the next Risk Control Account Year. We will notify you of any such change to the Index Rate Cap at least two weeks prior to the Risk Control Account Anniversary. The Index Rate Caps will always be positive and will range between 1% and 75%. In return for accepting some risk of loss to your Contract Value allocated to the Growth Accounts, the Index Rate Caps declared for the Growth Accounts will be higher than the Index Rate Cap declared for the Secure Account for the same period which allows the potential for a higher positive increase in Contract Value for the Growth Account. If the Index Rate Cap for a Risk Control Account is set below the bailout rate for that Risk Control Account, the Owner may transfer the Risk Control Account Value from the Risk Control Account during the 30-day period following the Risk Control Account Anniversary without the application of any Market Value Adjustment.

The same Index will be used for each Risk Control Account for the duration of the Risk Control Account Period. However, if the publication of an Index is discontinued, or calculation of the Index is materially changed, we will substitute a suitable Index that will be used for the remainder of the Risk Control

Account Period and will notify you of the change in advance. If we substitute an Index, the performance of the new Index may differ from the original Index, which may, in turn, affect your Contract Value.

We may offer additional Risk Control Accounts with the same or additional Indices at our discretion. We may also discontinue a Risk Control Account, effective as of a Risk Control Account Maturity Date. In any case, we will notify you of the addition or discontinuation of a Risk Control Account. Such a change will be subject to any applicable regulatory approval that may be required.

Rebalancing / Reallocation. The Automatic Rebalance Program automatically transfers values between Risk Control Accounts and/or Variable Subaccounts to return your Contract Values to the Allocation Levels on file with us. Transfers that occur pursuant to the Automatic Rebalance Program will not count towards the number of transfers allowed in a Contract Year without incurring a transfer fee. The transfer fee is $25 per transfer after the first 12 transfers in a Contract Year.

Rebalancing at Level C (between Variable Subaccounts and Risk Control Accounts) will occur as of each Risk Control Account Maturity Date according to the allocation instructions on file with us, unless there is no Risk Control Account Value, you elect to discontinue rebalancing by Authorized Request, or you have requested to transfer value which results in rebalancing being discontinued at Levels C and V (among Variable Subaccounts) as of each Risk Control Account Maturity Date.

Rebalancing at Level V will occur as of each Contract Anniversary according to the allocation instructions on file with us, unless there is no Variable Subaccount Value. Rebalancing at Level V will also occur as of each Risk Control Account Maturity Date according to the allocation instructions on file with us, unless there is no Variable Subaccount Value or you have requested to transfer value which results in rebalancing being discontinued at Levels C and V as of each Risk Control Account Maturity Date. If rebalancing is discontinued, you may elect to reinstate rebalancing at Level C by Authorized Request, which will also reinstate rebalancing at Level V. Your Authorized Request to reinstate rebalancing must be received at least one Business Day prior to the Risk Control Account Maturity Date to take effect as of that date. If we are not notified at least one Business Day prior to the Risk Control Account Maturity Date, rebalancing at Level C will not occur until the next Risk Control Account Maturity Date.

Rebalancing at Level I (between Risk Controls Accounts with different reference Indices) will occur as of each Risk Control Account Maturity Date according to the allocation instructions on file with us. Rebalancing at Level I will not occur if your Risk Control Account Value and allocation instructions are not split between Indices or there is no Risk Control Account Value.

Rebalancing at Level R (between Risk Controls Accounts with the same reference Index) will occur as of each Risk Control Account Anniversary according to the allocation instructions on file with us. Rebalancing at Level R will not occur if your Risk Control Account Value and allocation instructions are not split between Risk Control Accounts with the same reference Index or there is no Risk Control Account Value.

You may change your allocation instructions by Authorized Request subject to additional requirements described in the “Automatic Rebalance Program” and “Risk Control Account Option – Risk Control Account Maturity Date” sections of this Prospectus.

If the Index Rate Cap for a Risk Control Account is set below the bailout rate for that Risk Control Account, you may transfer the Risk Control Account Value from that Risk Control Account during the 30-day period following the Risk Control Account Anniversary by Authorized Request. A Market Value Adjustment will not apply to such transfer. Your Authorized Request to transfer Risk Account Control Account Value must be received in Good Order during this 30-day period. If the request is not received during this 30-day period or the request is not in Good Order, no transfer will occur. At any time while the Index Rate Cap for your Risk Control Account is less than the bailout rate specified in the Bailout Provision (as shown on your Contract Data Page), we may, at our discretion, restrict transfers into that Risk Control Account and may not reallocate your Risk Control Account Value between Risk Control

Accounts under the Automatic Rebalance Program. See “Access to Your Money – Bailout Provision” for more details.

Withdrawal Options. The Contract offers the following liquidity features during the Accumulation Period:

●	Annual Free Withdrawal Amount – Each Contract Year, you may withdraw up to 10% of the total Purchase Payments that are within the Surrender Charge Period at the time of the withdrawal for that Contract Year without incurring a Surrender Charge (the “Annual Free Withdrawal Amount”). Any unused Annual Free Withdrawal Amount will not carry over to any subsequent Contract Year. Purchase Payments not subject to the Surrender Charge are deemed to be withdrawn prior to any Purchase Payments subject to the Surrender Charge. Earnings under the Contract are deemed withdrawn after the withdrawal of all Purchase Payments. However, as described below, withdrawals from the Risk Control Accounts are subject to a Market Value Adjustment.

●	Partial Withdrawal Option – You may make partial withdrawals during the Accumulation Period by Authorized Request, but a withdrawal of Risk Control Account Value is not permitted while there is Variable Subaccount Value. For partial withdrawals of Variable Subaccount Value other than the money market Holding Account Value, you may provide specific instructions. If you do not, withdrawals will be processed on a Pro Rata basis from the value in all Variable Subaccounts other than the money market Holding Account. If there is insufficient Variable Subaccount Value, other than the money market Holding Account Value, Holding Account Value will be withdrawn. If there is insufficient Holding Account Value, the Risk Control Account Value will be withdrawn on a Pro Rata basis. Any applicable Surrender Charge and/or Market Value Adjustment will affect the amount available for a partial withdrawal. Partial Withdrawals may also be subject to income taxes and penalty taxes (See Federal Income Tax Matters on page 65 and Access To Your Money on page 55).

●	Full Surrender Option – You may surrender your Contract during the Accumulation Period by Authorized Request. Upon full surrender, a Surrender Charge and/or a Market Value Adjustment may apply. Full surrenders are subject to the Surrender Charges and income tax consequences noted in the preceding paragraph discussing partial withdrawals.

Withdrawals and surrenders are subject to income taxes, and if taken before the owner is age 59½, tax penalties may apply. See “federal income tax matters” for more details. Any withdrawals will also reduce the death benefit.

Surrender Charge. Each Purchase Payment has an individual Surrender Charge schedule that begins when the Purchase Payment is credited to the Contract and continues for a period of six years, the Surrender Charge Period. The maximum Surrender Charge is 9% of Purchase Payments withdrawn (See Fees and Expenses on page 13).

Market Value Adjustment. The Market Value Adjustment applies only to withdrawals from a Risk Control Account and is calculated separately for each Risk Control Account. Required minimum distributions under the Internal Revenue Code that are withdrawn under a systematic withdrawal program and withdrawals of Risk Control Account Value on a Risk Control Account Maturity Date are not subject to a Market Value Adjustment. The Market Value Adjustment can increase or decrease your amount withdrawn or the Surrender Value, depending on how economic indicators have changed since your Contract was issued. See “Market Value Adjustment” for more details. You may lose a portion of your principal and previously credited interest due to the Market Value Adjustment. The Market Value Adjustment is not assessed upon death, at the time Contract Value is applied to an Income Payout Option, on transfers, on amounts withdrawn from the Holding Account, partial withdrawals taken as required minimum distributions under the Internal Revenue Code that are withdrawn under a systematic withdrawal program we provide, and partial withdrawals and surrenders from a Risk Control Account on the Risk Control Account Maturity Date.

Bailout Provision. We will set a single bailout rate for all Risk Control Accounts under the Secure Account option and a single bailout rate for all Risk Control Accounts under the Growth Account option. The bailout rate for Risk Control Accounts under the Secure Account option may range from 1% to 10% while the bailout rate for Risk Control Accounts under the Growth Account option may range from 1.5% to 25%. The bailout rates will be prominently displayed on your Contract Data Page attached to the front of the cover page of the Contract and will not change during the life of your Contract. If the Index Rate Cap for your Risk Control Account is set below the bailout rate for that Risk Control Account, you may transfer the Risk Control Account Value from that Risk Control Account during the 30-day period following the Risk Control Account Anniversary without the application of any Market Value Adjustment by Authorized Request. If the bailout rate equals the Index Rate Cap for your Risk Control Account, you will not be eligible to transfer your Risk Control Account Value under the Bailout Provision. For example, if the bailout rate for the Secure Account is set at 1.00% and the Index Rate Cap for the Secure Account is set at 1.00%, you would not be eligible to transfer under the Bailout Provision. At any time, the Index Rate Cap for your Risk Control Account is less than the bailout rate specified on your Contract Data Page, we may, at our discretion, restrict transfers into that Risk Control Account. See “Access to Your Money – Bailout Provision” for more details.

Income Options. You have several income options to choose from during the Payout Period. Income payments will start on the Payout Date and continue based on the option you elect.

Death Benefit. The Return of Purchase Payment Death Benefit Endorsement is attached to the Contract and provides a return of Purchase Payment Death Benefit during the Accumulation Period. The Death Benefit is equal to the greater of Contract Value as of the date Death Benefits are payable or total Purchase Payments adjusted for withdrawals. We do not apply the Surrender Charge or Market Value Adjustment in determining the Death Benefit payable.

Right to Examine. You may cancel your Contract and receive either your Purchase Payments or your Contract Value depending upon applicable state law (See Right to Examine on page 20).

Contract Charges

An investment in the Contract involves certain fees and expenses, including Contract Fees, Surrender Charges and underlying Fund fees and expenses. The Contract Fee is equal to 1.50% of the value allocated to the Variable Subaccounts and the Risk Control Accounts. For a full description of all such fees and expenses, please see the section of this Prospectus entitled “Fees and Expenses.”

Risk Factors

Your Contract has various risks associated with it. We list these risk factors below, as well as other important information you should know before purchasing a Contract.

Variable Subaccount Risk. Your investment results in any one of the Variable Subaccounts will depend on the investment performance of the underlying Funds. Because the Variable Subaccounts are not part of the Risk Control Accounts, they are not protected from losses. Therefore, you could lose all of your principal and prior earnings when investing in the Variable Subaccounts and such losses could be significant.

Index Rate of Return Risk. If you are invested in a Risk Control Account and the relevant Index declines, it may or may not reduce your Risk Control Account Value. This depends on the Risk Control Account to which you allocated your Risk Control Account Value. Nevertheless, you always assume the investment risk that no index interest will be credited and therefore the Index Rate of Return will not increase your Accumulation Credit Factor (and, ultimately, your Risk Control Account Value). You also bear the risk that sustained declines in the relevant Index may cause the Index Rate of Return to not increase your Accumulation Credit Factor (and, ultimately, your Risk Control Account Value) for a prolonged period. If your Risk Control Account Value is allocated to the Growth Account, you also assume the risk of a negative Index Rate of Return (crediting negative index interest), which means your Accumulation Credit

Factor and, ultimately, the Risk Control Account Value allocated to the Growth Account, will decline. In addition, you assume the risk that the Index Rate Cap can be reduced to as little as 1%. Please note that in an increasing interest rate environment, the Market Value Adjustment could reduce the amount received to less than the protection provided by the Index Rate Floor. Performance of the relevant Index does not reflect dividends paid on the stocks comprising the Index, and, therefore calculation of Index performance under the Contract does not reflect the full Investment performance of the underlying securities. Ownership of a Contract does not provide ownership rights of the securities that are constituents of the Index.

If the performance of the reference Index is greater than the applicable Index Rate cap, the Index interest that you receive will be lower than the return you would have received on an investment in a mutual fund or exchange traded fund designed to track the performance of the selected reference Index. Because the Index interest is calculated at a certain point-in-time, an Owner may experience negative or flat performance even though a reference Index experienced gains through some or most of the Risk Control Account Year.

Liquidity Risk. We designed your Contract to be a long-term investment that you may use to help save for retirement. Your Contract is not designed to be a short-term investment. While you are permitted to take partial withdrawals from the Contract, or fully surrender the Contract, during the Accumulation Period by Authorized Request, such withdrawals may be subject to a Surrender Charge and/or Market Value Adjustment (if applicable). We may defer payments made under this Contract with respect to a Risk Control Account and/or the fixed Holding Account for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral. In addition, we may postpone payments made under this Contract with respect to a Variable Subaccount and/or the money market Holding Account as permitted by the SEC.

Loss of Principal Risk. Investment in the Variable Subaccount and in the Risk Control-Growth Account could result in a loss of principal and previously credited interest. Although investment losses in the Growth Account are subject to an Index Interest Rate Floor of -10%, losses of as much as -10% in one year and possibly greater than -10% over multiple years could result in a loss of previously credited interest and a loss of Principal. Withdrawals and surrenders could also result in a loss of previously credited interest or principal even if performance has been positive because of Surrender Charges and/or the MVA.

Market Risk. The historical performance of an Index relating to a Risk Control Account or a Fund underlying a Variable Subaccount should not be taken as an indication of the future performance of the Index or the Fund. The performance of an Index or a Fund will be influenced by complex and interrelated economic, financial, regulatory, geographic, judicial, political and other factors that can affect the capital markets generally, and by various circumstances that can influence the performance of securities in a particular market segment.

The outbreak of the novel coronavirus known as COVID-19 was declared a pandemic by the World Health Organization in March 2020. As of the date of this prospectus, the COVID-19 pandemic has led to significant volatility and negative returns in the financial markets. These market conditions have impacted the performance of the indexes to which the investment options are linked. If these market conditions continue, and depending on your individual circumstances (e.g., your selected investment options and the timing of any purchase, transfer, or withdrawal), you may experience (perhaps significant) negative returns under the contract. The duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets and global economy, cannot be foreseen, however. You should consult with a financial professional about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the contract, such as purchasing the contract or making transfers or withdrawals, based on your individual circumstances.

Change of Index Risk. An Index which is associated with a Risk Control Account may be discontinued or may be materially changed. If an Index is eliminated or materially changed the Company may substitute a suitable Index that will be used for the remainder of the Risk Control Account Period. If we substitute an Index, the performance of the new Index may differ from the original Index. This, in turn, may affect the interest credited to the Risk Control Account and the interest you earn under the Contract. If a change in an Index is made during a Risk Control Account Year, index interest will be calculated from the Risk Control Account Start Date until the date that the Index ceased to be available and that index interest will be added to or subtracted from the index interest calculated for the substitute Index from the date of substitution until the next Risk Control Account Anniversary.

Risk Control Account Transfer Restriction. At any time, the Index Rate Cap for your Risk Control Account is less than the bailout rate specified on your Contract Data Page, we may, at our discretion, restrict transfers into that Risk Control Account. See “Access to Your Money – Bailout Provision” for more details.

Creditor and Solvency Risk. Our General Account assets support the guarantees under the Contract and are subject to the claims of our creditors. As such, the guarantees under the Contract are subject to our financial strength and claims-paying ability, and therefore, to the risk that we may default on those guarantees. You need to consider our financial strength and claims-paying ability in meeting the guarantees under the Contract. You may obtain information on our financial condition by reviewing our financial statements included in this Prospectus. Additionally, information concerning our business and operations is set forth in the section of this Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The economic impacts of the COVID-19 pandemic have and may continue to negatively affect our results of operations as a result of, e.g., decreases in new sales, increases in expenses and liabilities, and losses on investments held in our general account. As of the date of this prospectus, we do not believe that the economic impacts of the COVID-19 pandemic have materially impacted our financial strength and claims-paying ability, and we continue to be subject to significant state solvency regulations that require us to reserve amounts to pay our contractual guarantees. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risks Related to Our Industry,” and “Financial Statements” for additional financial information about the company and the state solvency regulations to which we are subject. You should understand, however, that the duration of the COVID-19 pandemic, and the future impact that the pandemic may have on the financial markets, the global economy, and our financial strength and claims-paying ability, cannot be predicted with certainty.

Regulatory Protections. You should be aware of various regulatory protections that do and do not apply to the Contract. Your Contract is registered with the SEC as a security under the Securities Act of 1933. The issuance and sale of your Contract must be conducted in accordance with the requirements of the Securities Act of 1933. In addition, the offer and sale of the Contract is subject to the provisions of the Securities Exchange Act of 1934.

The Company is not an investment company and therefore we are not registered as an investment company under the Investment Company Act of 1940, as amended, and the protections provided by that Act are not applicable to the guarantees we provide. The MEMBERS Horizon Variable Separate Account, a Separate Account of the Company, is registered as an investment company. Any allocations you make to the Risk Control Accounts are not part of the MEMBERS Horizon Variable Separate Account. The Company is not an investment adviser and is not subject to the Investment Advisers Act of 1940, and does not provide investment advice to you in connection with the Contract.

The Contract is filed with and approved by each state in which the Contract is offered. State insurance laws provide a variety of regulatory protections.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third party administrators to perform their job responsibilities. Even if our workforce and employees of our service providers and third party administrators were able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and lead to delays in our issuing Contracts and processing of other Contract-related transactions, including orders from Owners. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our ability to receive, pickup and process mail, our processing of Contract-related transactions, impact our ability to calculate Contract Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

EXPENSE TABLES

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and charges that you will pay at the time that you surrender the Contract, make certain withdrawals, request special services or make certain transfers. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.(1)

Charges We Deduct from Your Contract Value at the Time You Request Certain Transactions:

Maximum Surrender Charge as a Percentage of Purchase Payment Surrendered or Withdrawn	9%(2)
Transfer Fee(3)	$25
Research Fee	$50
Wire Transfer Fee	$90
Express Mail Charge	$35
Duplicate Contract Charge (For each duplicate Contract)	$30

The next table describes the periodic charges that you will pay during the time that you own the Contract to the extent you allocate Purchase Payments and/or Contract Value to the Variable Subaccounts. This table does not include the underlying fund fees and expenses to the extent Purchase Payments and/or Contract Value are allocated to the Variable Subaccounts.

Periodic Charges to the Variable Subaccounts:

Contract Fee on Variable Subaccounts(4) (percentage of average daily Variable Subaccount Value)	1.50%

You also bear your proportionate share of all fees and expenses paid by a Fund that corresponds to any Variable Subaccount in which you invest. Accordingly, this next table shows the lowest and highest total operating expenses charged by any of the Funds for the fiscal year ended December 31, 2020. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Fund Operating Expenses Expressed as an Annual Percentage of Daily Net Assets:

	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, service fees, and other expenses)(4)	0.13%	1.18%

The following table describes the periodic charges that you will pay during the time that you own the Contract to the extent you allocate Purchase Payments or Contract Values to the Risk Control Accounts.

Periodic Charges to the Risk Control Accounts:

Contract Fee on Risk Control Accounts(5)	1.50%

(1) State premium taxes currently range from 0% to 3.5% of Purchase Payments.

(2) If you surrender the Contract or make a partial withdrawal during the Accumulation Period, we may assess a Surrender Charge on Purchase Payments withdrawn during the Surrender Charge Period. For information on how we calculate the surrender charge, see “Fees - Surrender Charge.” We do not assess a surrender charge on the Annual Free Withdrawal Amount, withdrawals under the Nursing Home or Hospital/Terminal Illness waiver, required minimum distributions under the Internal Revenue Code that are withdrawn under a systematic withdrawal program and Risk Control Account Value withdrawn on a Risk Control Account Maturity Date. No Surrender Charge is assessed on death and when values are applied to an Income Payout Option. For information on the Annual Free Withdrawal Amount and other waivers of the Surrender Charge, see “Fees - Surrender Charge.”

(3) We waive the transfer fee for the first twelve transfers in a Contract Year on transfers between the Risk Control Accounts and/or Variable Subaccounts. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract Year.

(4) The table showing the range of expenses for the Funds takes into account the expenses of several “funds of funds.” A “fund of funds” typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange-traded funds (each such fund an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of Fund expenses, we took into account the information received on the combined actual expenses for each “fund of funds” and the portfolios in which it invests. (The combined expense information includes the Pro Rata portion of the fees and expenses incurred indirectly by a “fund of funds” as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for any Fund which is a “fund of funds” for a presentation of the applicable Acquired Fund fees and expenses.

(5) We assess the Contract Fee against Contract Value held in the Variable Subaccounts. The fee is to compensate us for the expenses, expense risks, and mortality risk we assume under the Contract. The Contract Fee assessed against Contract Value held in the Variable Subaccounts is equal on an annual basis to the annual Contract Fee percentage multiplied by the average daily value of the Contract Value held in the Variable Subaccounts. We deduct the Contract Fee on a daily basis which deduction reduces the Accumulation Unit Value for each Variable Subaccount in which you are invested.
We also assess the Contract Fee against Contract Value held in the Risk Control Accounts. The Contract Fee assessed against Contract Value held in the Risk Control Accounts is equal on an annual basis to the annual Contract Fee percentage multiplied by the Accumulation Credit Factor for each Risk Control Account at the start of the Risk Control Account Year. The Contract Fee reduces the Accumulation Credit Factor for each Risk Control Account in which you are invested, thereby reducing the amount of interest credited, if any, to Contract Value in the Risk Control Accounts. We do not assess a Contract Fee against Contract Value held in the Holding Account.

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Surrender Charge, the Contract Fee, and underlying fund fees and expenses. These Examples do not reflect charges for any special services you may request. For a complete description of Fund charges and expenses, see the applicable Fund prospectuses.

The Examples show the expenses that a hypothetical Contract Owner would pay in owning and surrendering the Contracts for the periods indicated. These Examples should not be considered a representation of past or future expenses for any Variable Subaccount Option. Actual expenses may be more or less than those shown. Similarly, the annual rate of return assumed in the Examples is not an estimate or guarantee of future investment performance.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated, and that your investment has a 5% return each year. The Examples assume that all Contract Value is allocated to the MEMBERS Horizon Variable Separate Account. The Examples also assume (i) the maximum total annual operating expenses of the Funds; and (ii) there is no waiver of any Surrender Charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,081	$1,552	$1,960	$3,012

If you do not surrender the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$271	$832	$1,420	$3,012

The Examples reflect a Contract Fee of 1.50%. These examples do not include transfer fees or premium taxes. Transfer fees and premium taxes are not currently charged to Contractholders. In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Variable Subaccount Value. For more information, please see each Fund’s prospectus.

The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

See the Financial Highlights Section of this Prospectus for additional information on the financial history of the Variable Subaccounts.

FEES

Surrender Charge (Contingent Deferred Sales Charge). We deduct a Surrender Charge from each Purchase Payment withdrawn during the Surrender Charge Period that exceeds the Annual Free Withdrawal Amount. The deduction of the Surrender Charge will reduce the amount you receive from a partial withdraw or surrender of the Contract during the Accumulation Period. Each Purchase Payment has an individual Surrender Charge schedule which begins when the Purchase Payment is credited to your Contract and continues for a period of six years, as shown in the table below. The amount of the Surrender Charge is determined separately for each Purchase Payment withdrawn and is expressed as a percentage of the Purchase Payment as follows:

Number of Years Since Purchase Payment Credited	Surrender Charge as a Percent of Purchase Payments Withdrawn
Less than 1	9%
At least 1 but less than 2	9%
At least 2 but less than 3	8%
At least 3 but less than 4	7%
At least 4 but less than 5	6%
At least 5 but less than 6	5%
6 or more	0%

For purposes of calculating the Surrender Charge, Purchase Payments are assumed to be withdrawn on a first-in-first-out basis. This means that Purchase Payments that were allocated to your Contract first are considered to be withdrawn first and Purchase Payments are considered to be withdrawn before Earnings. Therefore, withdrawals will be processed to occur in the following order: (1) Purchase Payments that are no longer subject to a Surrender Charge as of the date of the withdrawal; (2) your Annual Free Withdrawal Amount; (3) Purchase Payments that are subject to a Surrender Charge on a first-in-first-out basis; and (4) Earnings, if any, after all Purchase Payments have been withdrawn. We will deduct the Surrender Charge from your withdrawal proceeds. We will deduct the Surrender Charge before we apply any Market Value Adjustment to withdrawal proceeds from the Risk Control Accounts. For an example of how we calculate the Surrender Charge, see “Appendix A” of this Prospectus.

We will not assess the Surrender Charge on:

●	Withdrawals under the Nursing Home or Hospital/Terminal Illness waiver;

●	Required minimum distributions under the Internal Revenue Code that are withdrawn under the systematic withdrawal program provided by the Company;

●	Withdrawal of Risk Control Account Value on a Risk Control Account Maturity Date;

●	Purchase Payments that are no longer subject to a Surrender Charge as of the date of the partial withdrawal of full surrender;

●	Your Annual Free Withdrawal Amount;

●	Earnings, if any, after all Purchase Payments have been withdrawn;

●	Death;

●	At the time Contract Value is applied to an Income Payout Option; and

●	Transfers.

Surrender Charges offset promotion, distribution expenses, and investment risks born by the Company. To the extent Surrender Charges are insufficient to cover these risks and expenses, the Company will pay for the costs that it incurs out of the Contract Fees it collects and from its General Account.

For information on the Annual Free Withdrawal Amount and Surrender Charge waivers, see “Access to Your Money.”

Contract Fee. We deduct a Contract Fee from your Contract Value in the Variable Subaccounts and Risk Control Accounts on a daily basis to compensate us for the expenses and expense risk we assume under the Contract. The Contract Fee assessed against Contract Value held in the Variable Subaccounts is equal on an annual basis to the annual Contract Fee percentage multiplied by the average daily value of the Contract Value held in the Variable Subaccounts. The deduction of the Contract Fee reduces the Accumulation Unit Value for each Variable Subaccount in which you are invested.

The Contract Fee assessed against Contract Value held in the Risk Control Accounts is equal on an annual basis to the annual Contract Fee percentage multiplied by the Accumulation Credit Factor for each Risk Control Account at the start of the Risk Control Account Year. The deduction of the Contract Fee reduces the Accumulation Credit Factor for each Risk Control Account in which you are invested, thereby reducing the Index Interest credited, if any, to values held in the Risk Control Accounts.

The annual Contract Fee percentage is 1.50%. We do not assess the Contract Fee against Contract Value held in the Holding Account.

Transfer Fee. Currently no fee is charged for transfers. However, we reserve the right to impose a transfer fee on transfers among the Risk Control Accounts and Variable Subaccounts. The transfer fee is $25 per transfer after the first 12 transfers in a Contract Year. Each Written Request or telephone/fax authorization is considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. The fee is deducted on a Pro Rata basis first from any Variable Subaccount, then, if there are insufficient funds, from the Risk Control Accounts on a Pro Rata basis after the other funds are exhausted.

Research Fee. We may charge you a fee of up to $50 when you request information that is duplicative of information previously provided to you and requires research on our part. The fee is deducted on a Pro

Rata basis according to the current values in the accounts, first from any Variable Subaccounts other than the money market Holding Account, then, if there are insufficient funds, from the Holding Account and then from the Risk Control Accounts on a Pro Rata basis after all the other funds are exhausted.

Wire Transfer Fee. We may charge you a fee of up to $90 when you request a wire transfer of funds from your Contract. The fee reimburses us for the costs we incur in sending funds by wire transfer. The wire transfer fee is deducted on a Pro Rata basis according to current values in the accounts, first from any Variable Subaccounts other than the money market Holding Account, then, if there are insufficient funds, from the Holding Account and then from the Risk Control Accounts on a Pro Rata basis after all the other funds are exhausted.

Express Mail Charge. We reserve the right to charge you a fee of up to $35 when you request that a check or other documents be sent via express mail. The express mail charge reimburses us for the costs we incur when sending materials by express mail. The fee is deducted on a Pro Rata basis according to current values in the accounts, first from any Variable Subaccounts other than the money market Holding Account, then, if there are insufficient funds, from the Holding Account and then from the Risk Control Accounts on a Pro Rata basis after all the other funds are exhausted.

Duplicate Contract Charge. You can obtain a summary of your Contract at no charge. However, we will assess a $30 charge for each copy of your Contract that you request. A request for a duplicate copy of the Contract must be made by a Written Request in Good Order. The fee is deducted on a Pro Rata basis according to current values in the accounts, first from any Variable Subaccounts other than the money market Holding Account, then, if there are insufficient funds, from the Holding Account and then from the Risk Control Accounts on a Pro Rata basis after all the other funds are exhausted.

Underlying Fund Fees and Expenses. There are fees and expenses charged by the mutual funds underlying the Variable Subaccounts. The fees and expenses incurred are described in the Funds’ prospectuses.

Other Information

We assume investment risks and costs in providing the guarantees under the Contract. These investment risks include the risks we assume in providing the Index Rate Floors for the Risk Control Accounts, the surrender rights available under the Contract, the Death Benefit and the income benefits. We must provide the rates and benefits set forth in your Contract regardless of how our General Account investments that support the guarantees we provide perform. To help manage our investment risks, we engage in certain risk management techniques. There are costs associated with those risk management techniques. You do not directly pay the costs associated with our risk management techniques. However, we take those costs into account when we set rates and guarantees under your Contract.

GETTING STARTED – THE ACCUMULATION PERIOD

The Prospectus describes all material rights, benefits and obligations under the Contract. All material state variations in the Contract are described in Appendix B to this Prospectus and in your Contract. We will include any such state variations in your Contract. Please review Appendix B for any variations from standard Contract provisions that may apply to your Contract based on the state in which your Contract was issued. Your financial professional can provide you with more information about those state variations.

Purchasing a Contract

We offer the Contract to individuals, certain individual retirement plans, and other entities. To purchase a Contract, you and the Annuitant must be no older than age 85.

We sell the Contract through financial professionals who also are agents of the Company. To start the purchase process, you must submit an application to your financial professional. The initial Purchase Payment must either be paid at the Company’s Administrative Office or delivered to your financial professional. Your financial professional will then forward your completed application and Purchase Payment (if applicable) to us. After we receive a completed application, Purchase Payment, and all other information necessary to process a purchase order, in Good Order, we will begin the process of issuing the Contract. The selling firm’s determination of whether the Contract is suitable for you may delay our receipt of your application. Any such delays will affect when we issue your Contract. If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Purchase Payment, if any, will be allocated to Subaccount(s) you choose within two Business Days of receipt by us at our mailing address. If the application is not properly completed, we may retain the Purchase Payment for up to five Business Days while we attempt to complete the application. If information which completes the application is received after the close of regular business on the New York Stock Exchange (usually, 4:00 P.M. Eastern Time) on a Business Day, the initial Purchase Payment will be allocated within the next two Business Days. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay and the initial Purchase Payment will be returned immediately, unless you specifically consent to us retaining the Purchase Payment until the application is complete. Once the application is complete, the initial Purchase Payment, if any, will be allocated as designated by the Owner within two Business Days.

IMPORTANT: You may use the Contract with certain tax qualified retirement plans (“IRA”). The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this Contract through a qualified retirement plan, you should consider purchasing the Contract for its other features and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances to determine whether the Contract is an appropriate investment for you.

If mandated by applicable law, including Federal laws designed to counter terrorism and prevent money laundering, we may be required to reject your Purchase Payment. We may also be required to provide additional information about you or your Contract to government regulators. In addition, we may be required to block an Owner’s Contract and thereby refuse to honor any request for transfers, partial withdrawals, surrender, income payments, and Death Benefit payments, until instructions are received from the appropriate government regulator.

Tax-Free “Section 1035” Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a Surrender Charge or negative Market Value Adjustment on the existing contract. If the exchange does not qualify for Section 1035 tax treatment, you may have to pay federal income tax, including a possible penalty tax, on your old contract. There will be a new Surrender Charge Period for this Contract and other charges may be higher (or lower) and the benefits may be different. There may be delays in our processing of the exchange. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest. In general, the person selling you this Contract will earn a commission from us.

Owner

The Owner is the person(s) (or entity) who own(s) the Contract and, in the case of a natural person(s), whose death determines the Death Benefit. The Owner is also the person(s) (or entity) who receives income payments during the Payout Period while the Annuitant is living. A non-natural person cannot jointly own a Contract. The Owner names the Annuitant or Joint Annuitants. All rights under the Contract may be exercised by the Owner, subject to the rights of any other Owner and any Irrevocable Beneficiary. Assignment of the Contract by the Owner is not permitted, unless the state in which the Contract is issued requires us to provide the Owner the right to assign the Contract, as identified in Appendix B to this Prospectus. In that case, the Owner must provide us with advance Written Notice of the assignment and the assignment is subject to our approval, unless those requirements are inconsistent with the law of the state in which the Contract is issued.

The Owner may request to change the named owner at any time before the Payout Date. If a joint Owner is changed (or is named), he or she must be the Owner’s Spouse. Any change in Owner must be made by Authorized Request and is subject to our acceptance. Unless otherwise specified by the Owner, such change, if accepted by us, will take effect as of the date the Authorized Request was signed. We are not liable for any payment we make or action we take before we receive the Authorized Request.

If an Owner who is a natural person dies during the Accumulation Period, the Beneficiary is entitled to the Death Benefit. The Death Benefit becomes payable at the death of the Owner (if there are joint Owners, the Death Benefit will become payable after the first joint Owner dies). If there is a surviving Owner and he or she is the Spouse of the deceased, the surviving Spouse will be treated as the sole primary Beneficiary, and any other designated Beneficiary will be treated as a contingent Beneficiary.

Divorce

In the event of divorce, the former Spouse must provide a copy of the divorce decree (or a qualified domestic relations order if it is a qualified plan) to us. The terms of the decree/order must identify the Contract and specify how the Contract Value should be allocated among the former Spouses.

Annuitant

The Annuitant is the natural person(s) whose life (or lives) determines the income payment amount payable under the Contract. If the Owner is a natural person, the Owner may change the Annuitant at any time before the Payout Date by Authorized Request. A request to change the Annuitant must be received by us at least 30 days before the Payout Date. Unless otherwise specified by the Owner, such change will take effect as of the date the Authorized Request was signed. We are not liable for any payment we make or action we take before we receive the Authorized Request. If you change the Annuitant, the Payout Date will not change. If the Owner is not a natural person, the Annuitant cannot be changed. The Annuitant does not have any rights under the Contract.

Beneficiary

The Beneficiary is the person(s) (or entity) named by you when you apply for the Contract to receive the proceeds payable upon your death. If there are joint Owners and an Owner dies before the Payout Date, the surviving Spouse Owner will be treated as the sole primary Beneficiary and any other designated Beneficiary will be treated as a contingent Beneficiary. Prior to the Payout Date, if no Beneficiary survives the Owner, the proceeds will be paid to the Owner’s estate. If there is more than one Beneficiary, each Beneficiary will receive an equal share, unless otherwise specified by the Owner. If there are joint Owners and we are unable to determine that one of the joint Owners predeceased the other, it will be assumed that the joint Owners died simultaneously. Thereupon, one-half of the death benefit will be payable to each of the joint Owner’s estates.

You may change the Beneficiary by an Authorized Request sent to us, or you may name one or more Beneficiaries. A change of Beneficiary will take effect on the date the Authorized Request was signed. If there are joint Owners, each Owner must sign the Authorized Request. In addition, any Irrevocable Beneficiary or assignee must sign the Authorized Request. Any change is subject to payment or other actions we took before we received the request to change the Beneficiary at our Administrative Office.

Use care when naming Beneficiaries. If you have any questions concerning the criteria you should use when choosing Beneficiaries, consult your financial professional.

Right to Examine

You may cancel your Contract and return it to your financial professional or to us within a certain number of days after you receive the Contract and receive a refund of either the Purchase Payments you paid less withdrawals or your Contract Value, depending on the state in which your Contract was issued. If the Contract Value exceeds your Purchase Payments you will receive the Contract Value regardless of where the Contract was issued. If the Purchase Payments exceed the Contract Value, the refund will be your Contract Value unless the state in which the Contract was issued requires that the Purchase Payments less withdrawals be returned. If your Contract is an IRA, we will refund the greater of your Purchase Payment(s) less withdrawals or your Contract Value. Generally, you must return your Contract within 10 days of receipt (30 days if it is a replacement contract), but some states may permit a different period for you to return your Contract. Refunds will not be subject to a Surrender Charge or Market Value Adjustment and will be paid within seven days following the date of cancellation. State variations are described in Appendix B to this Prospectus. If you cancel your Contract by exercising your Right to Examine and attempt to purchase a substantially similar Contract the Company may refuse to issue the second Contract.

Thirty Day Period to Discontinue Initial Risk Control Accounts

If at the time the Contract is purchased a portion or all of the initial Purchase Payment, whether consisting of a single payment or multiple payments, is allocated to a Risk Control Account Option(s), the Risk Control Account portion of the initial Purchase Payment will be allocated to the Holding Account before it is transferred to a Risk Control Account. When the Holding Account Value is transferred to the Risk Control Account after our receipt of all funds that represent the initial Purchase Payment, we will notify you of the applicable Index Rate Cap for each Risk Control Account selected. The Index Rate Cap(s) may be different than the Index Rate Cap(s) at the time of your application. Therefore, you will have a 30-day period, beginning on the Risk Control Start Date to elect to discontinue your Risk Control Account and transfer the entire Risk Control Account Value to the Variable Subaccounts by Authorized Request. If you have multiple Risk Control Accounts, and you elect to exercise your right to discontinue your Risk Control Accounts, all of your Risk Control Accounts will be discontinued under this provision. This provision applies only to your initial Purchase Payment. Your election to discontinue your Risk Control Accounts can only be exercised one time.

If you elect to exercise your right under this provision, your entire Risk Control Account Value will be transferred to the Variable Subaccounts (according to the allocation instructions on file with us for Level V) on the Business Day that we receive your request in Good Order. For your request to be in Good Order, we will require you to provide Variable Subaccount allocation instructions (Level V) if none are on file with us, and to allocate 100% of your Contract Value to the Variable Subaccounts (Level C) with 0% for Risk Control Account Allocation Levels I and R. These allocation instructions (C, I and R) cannot be changed for at least 30 days, beginning on the date of transfer. This means that once discontinued, a new Risk Control Account cannot be established for at least 30 days. You can, however, change your Variable Subaccount allocation instructions (Level V) effective as of any Business Day.

The right to discontinue the Risk Control Account while funds are in the Holding Account is different than the Bailout Provision described on page 57. The 30-day period to discontinue initial Risk Control Accounts as described here only applies to new Contracts where a portion of the initial Purchase Payment has been allocated to a Risk Control Account. The Bailout Provision applies if you allocated Contract Values to a Risk Control Account and the Index Rate Cap is set below the levels identified in your Contract.

ALLOCATING YOUR PURCHASE PAYMENT

Purchase Payment

If the application for a Contract is in Good Order, which includes our receipt of the initial Purchase Payment, we will issue the Contract on the Contract Issue Date. If the application is not in Good Order, we may retain the initial Purchase Payment for up to five Business Days while we attempt to complete the application. If the application is not complete at the end of the five Business Day period, we will inform you of the reason for the delay and the initial Purchase Payment will be returned immediately, unless you specifically consent to us retaining the Purchase Payment until the application is complete. Once the application is complete, we will allocate the initial Purchase Payment according to your allocation instructions.

The minimum initial Purchase Payment for a Non-Qualified or Qualified Contract is $5,000. Additional Purchase Payments can be made during the Accumulation Period, but are not required. Each additional Purchase Payment may not be less than $50 and must be received at our Administrative Office prior to the oldest Owner’s 95th birthday, or the oldest Annuitant’s 95th birthday if the Owner is a non-natural person. Additional Purchase Payments are not allowed on Traditional IRA Contracts after the Owner has reached age 70½. Purchase Payments that, in total, exceed $1 million require our prior approval. Multiple Contracts owned by the same individual where the sum of the Purchase Payments exceeds $1 million also require our prior approval.

We reserve the right, in our sole discretion, to refuse additional Purchase Payments and to limit the amount and frequency of additional Purchase Payments under the Contract or amounts that may be allocated to the Risk Control Accounts at any time. If we exercise this right it will limit your ability to make further investments in the Contract and increase Contract Values and the Death Benefit through additional Purchase Payments.

Purchase Payment Allocation

There are four Allocation Levels available under the Contract, among which you may allocate your Purchase Payments and Contract Value: Level C (Contract Allocation Level), Level V (Variable Subaccount Allocation Level), Level I (Index Allocation Level), and Level R (Risk Control Allocation Level). You must specify the percentage of your Purchase Payment to be allocated to each Allocation Level on the Contract Issue Date. The amount you direct to a particular Allocation Level must be in whole percentages from 0% to 100% of the Purchase Payment and your total allocation must equal 100% at each Allocation Level.

If the application for the Contract is in Good Order, we will allocate the portion of the initial Purchase Payment you designate for the Variable Subaccounts to the Subaccount(s) you have identified in your allocation instructions within two Business Days. If the application is not in Good Order and you are required to provide us with additional information that completes the application and we receive that information prior to the close of a Business Day, we will allocate the portion of the initial Purchase Payment you designate for the Variable Subaccounts that Business Day or the next Business Day according to your allocation instructions. If we receive the information after the close of the Business Day, we will allocate the portion of the initial Purchase Payment you designate for the Variable Subaccounts within the next two Business Days. We will allocate the portion of any additional Purchase Payment you designate for the Variable Subaccounts according to your allocation instructions on the Business Day we receive the Purchase Payment. We process Purchase Payments allocated to the Variable Subaccounts on a Business Day at the Accumulation Unit Values next determined for the Variable Subaccounts.

The Risk Control Account portion of your initial Purchase Payment will be allocated to the Holding Account on your Contract Issue Date before it is transferred to the Risk Control Account. If there is one source of payment indicated on your application, the Holding Account Value will be transferred to the Risk Control Account(s) (according to the allocation instructions on file with us for Levels I and R) as of your initial Risk Control Account Start Date. Your initial Risk Control Account Start Date is the next available Risk Control Account Start Date following the Contract Issue Date (note: Risk Control Account Start Dates offered by the Company are currently the 10th and 25th of each month, or if a non-Business Day, the next Business Day). If there is more than one source of payment indicated on your application, the Holding Account Value will be transferred to the Risk Control Accounts (according to the allocation instructions on file with us for Levels I and R) as of the next available Risk Control Account Start Date following our receipt of all sources of payment. If all sources of payment are not received within the Multiple Source Waiting Period, the Holding Account Value will be transferred to the Risk Control Accounts (according to the allocation instructions on file with us for Levels I and R) as of the next available Risk Control Account Start Date following the last day of the Multiple Source Waiting Period. Any additional payments we receive after the last day of the Multiple Source Waiting Period will not be eligible to be added to the Risk Control Account. These funds will be treated as an additional Purchase Payment rather than an additional source of payment to establish a Risk Control Account. We will allocate any such additional Purchase Payments to the Variable Subaccounts according to the allocation instructions on file with us for Level V on the Business Day we receive the Purchase Payments. If there are no such allocation instructions on file with us or if you request that the additional Purchase Payment be allocated to the Risk Control Account, we will treat the request to allocate the additional Purchase Payment as not in Good Order and will return the additional Purchase Payment to you unless you provide Level V allocation instructions by 4:00 P.M. Eastern Time on the Business Day we receive the Purchase Payment.

If there is no Risk Control Account in force, an additional Purchase Payment may be made in order to establish a Risk Control Account. However, if you exercised your right to discontinue your Risk Control Accounts, as described under “Getting Started – The Accumulation Period – Thirty Day Period to Discontinue Initial Risk Control Accounts,” a new Risk Control Account cannot be established for a period of 30 days. To establish a Risk Control Account, the number of years until the Payout Date must be at least equal to the Risk Control Account Period, and you must change your allocation instructions for Levels C, I and R to include Allocation Level percentages for the Risk Control Account Option and Risk Control Accounts. Each Risk Control Account Period is six years. If these requirements have been met, we will allocate the portion of your Purchase Payment designated for the Risk Control Accounts to the Holding Account, and we will transfer your Holding Account Value to the Risk Control Accounts (according to your allocation instructions on file with us for Levels I and R) as of the next available Risk Control Account Start Date following our receipt of the Purchase Payment. If the number years from the date we receive a Purchase Payment until the Payout Date is less than the Risk Control Account Period, the Purchase Payment will be allocated to the Variable Subaccounts according to the allocation instructions on file with us for Level V on the Business Day we receive the Purchase Payment. If there are no such allocation instructions on file with us or if you request that the additional Purchase Payment be allocated to the Risk Control Account, we will treat the request to allocate the additional Purchase Payment as not in Good Order and will return the additional Purchase Payment to you unless you provide Level V allocation instructions by 4:00 P.M. Eastern Time on the Business Day we receive the Purchase Payment.

Once a Risk Control Account is in force, you may allocate additional Purchase Payments to the Risk Control Account during a specific period of time prior to the Risk Control Account Maturity Date. This period of time is defined as at least one Business Day, but no more than 30 days prior to a Risk Control Account Maturity Date. Any Purchase Payment we receive during this time will be allocated according to your allocation instructions on file with us for all four Allocation Levels. The portion of the Purchase Payment to be allocated to a Risk Control Account will first be allocated to the Holding Account. The Holding Account Value will be transferred to the Risk Control Accounts (according to the allocation instructions on file with us for Levels I and R) as of the Risk Control Account Maturity Date, which becomes the next Risk Control Account Start Date. Any Purchase Payments we receive outside of this period of time, either on a Risk Control Account Maturity Date, or more than 30 days prior to that date, will be allocated to the Variable Subaccounts according to the allocation instructions on file with us for Level V on the Business Day we receive the Purchase Payment.

Purchase Payments allocated to the Variable Subaccounts become part of the total Variable Subaccount Value, which fluctuates according to the investment performance of the selected Variable Subaccounts.

Purchase Payments allocated to the Risk Control Accounts become part of the Risk Control Account Value and will reflect, in part, the investment performance of the reference Index(es), subject to the applicable Index Rate Caps and Index Rate Floors.

Transactions that are scheduled to occur on a day that the unit value for a Variable Subaccount or Risk Control Account is not available will be processed on the next Business Day at the Accumulation Unit Value for the Subaccount or Accumulation Credit Factor for the Risk Control Account next determined.

Express Portfolios

Certain model asset allocation portfolios or “Express Portfolios” are available to assist you in selecting investment options under the Contract. At the time you purchase the Contract, you may elect to allocate all of your Purchase Payments according to one of the Express Portfolios. Each Express Portfolio allocates your Purchase Payments among the Variable Subaccounts and Risk Control Accounts based on a specified allocation percentage for each investment option available under the Portfolio. Each Express Portfolio employs different investment styles and allocates Purchase Payments among investment options to match a specified level of risk tolerance (e.g., conservative, moderate and aggressive). You and your investment adviser can use an Express Portfolio as a tool to help select a menu of investment options under the Contract that matches your level of risk tolerance. There is no separate charge for selecting an Express Portfolio.

The Express Portfolios are only available on or before the Contract Issue Date. You may select only one Express Portfolio and you must allocate 100% of your initial Purchase Payment to that Express Portfolio. Each Express Portfolio contains several different investment options that in combination may create different degrees of exposure to market risks and corresponding opportunities for more potential growth while other combinations of investment options may offer different degrees of protection from market risks but lower growth potential. If you elect to invest according to one of the Express Portfolios, we will invest your initial Purchase Payment according to the specified allocation percentages of the Express Portfolio you selected.

If you make additional Purchase Payments, the Purchase Payments will be invested according to the allocation percentages of your Express Portfolio, subject to additional requirements described in the “Purchase Payment Allocation” section of this Prospectus. If you submit new allocation instructions after the Contract Issue Date, these instructions will replace your existing instructions and will terminate your participation in the Express Portfolio. Changes to instructions for the Variable Subaccounts will take effect on the date we receive the request. Changes to instructions for investments in the Risk Control Accounts will take effect following our receipt of the request in Good Order either on the next Risk Control Account Anniversary or Risk Control Maturity Date, depending on the change requested. In either case, you will not be able to select a new Express Portfolio. However, you can always submit new allocation instructions that replicate the allocation percentages under an existing Express Portfolio.

If you are interested in the Express Portfolios, you should consult your investment adviser. In providing these Express Portfolios, we are not providing investment advice. You are responsible for determining which Express Portfolio is best for you. The Express Portfolios are an allocation tool, and investing by means of an Express Portfolio does not ensure a profit or protect against a loss. The compositions of the Express Portfolios may vary over time. The composition of the Express Portfolio you select will not change unless a Variable Subaccount or Risk Control Account option is discontinued, you terminate your Express Portfolio by amending your allocation instructions or you discontinue an Automatic Rebalance Program at levels C or V. We reserve the right to discontinue current Express Portfolios and making available new Express Portfolios in the future.

AUTOMATIC REBALANCE PROGRAM

During the Accumulation Period, we will automatically rebalance your Contract Value among the Risk Control Accounts and/or Variable Subaccounts on specified dates based on your most recent allocation instructions that we have on file. This means, for example, that if your allocation instructions require that

50% of your Contract Value should be allocated to a Variable Subaccount and 50% of your Contract Value should be allocated to a Risk Control Account, we will transfer your Contract Values between those Accounts so that 50% of your Contract Value is allocated to both the Variable Subaccount and Risk Control Account following the transfer. Transfers that occur as a result of rebalancing will not count towards the 12 transfers we allow each Contract Year without assessing a transfer fee.

Rebalancing at Level C (between Variable Subaccounts and Risk Control Accounts) will occur as of each Risk Control Account Maturity Date. This rebalancing will occur according to the allocation instructions on file with us, unless there is no Risk Control Account Value, you elect to discontinue rebalancing by Authorized Request, or you have requested to transfer value which results in rebalancing being discontinued at Levels C and V (among Variable Subaccounts) as of each Risk Control Account Maturity Date. Each Risk Control Account Period is six years.

You may change your allocation instructions for Level C prior to rebalancing on a Risk Control Account Maturity Date by Authorized Request, subject to the requirements described under the “Risk Control Account Option – Risk Control Account Maturity Date” section in this Prospectus. Your Authorized Request to change your allocation instructions must be received at least one Business Day prior to the Risk Control Account Maturity Date to take effect as of that date. If we are not notified at least one Business Day prior to the Risk Control Account Maturity Date, the request will not be in Good Order and no transfer will occur based on such request.

Rebalancing at Level V will occur as of each Contract Anniversary according to the allocation instructions on file with us, unless there is no Variable Subaccount Value. Rebalancing at Level V will also occur as of each Risk Control Account Maturity Date according to the allocation instructions on file with us, unless there is no Variable Subaccount Value or you have requested to transfer value which results in rebalancing being discontinued at Levels C and V as of each Risk Control Account Maturity Date. If rebalancing is discontinued, you may elect to reinstate rebalancing at Level C by Authorized Request, which will also reinstate rebalancing at Level V. Your Authorized Request to reinstate rebalancing must be received at least one Business Day prior to the Risk Control Account Maturity Date to take effect as of that date. If we are not notified at least one Business Day prior to the Risk Control Account Maturity Date, rebalancing at Level C will not occur until the next Risk Control Account Maturity Date.

You may change your allocation instructions for Level V at any time by Authorized Request, including prior to rebalancing on a Contract Anniversary or a Risk Control Account Maturity Date. A change to your Level V allocation instructions will take effect as of the Business Day that we receive the request in Good Order, unless otherwise specified by you.

Rebalancing at Level I (between Risk Controls Accounts with different reference Indices) will occur as of each Risk Control Account Maturity Date according to the allocation instructions on file with us. Each Risk Control Account Period is six years. Rebalancing at Level I will not occur if your Risk Control Account Value and allocation instructions are not split between Indices or there is no Risk Control Account Value.

You may change your allocation instructions for Level I prior to rebalancing on a Risk Control Account Maturity Date by Authorized Request, subject to the requirements described under the “Risk Control Account Option – Risk Control Account Maturity Date” section in this Prospectus. Your Authorized Request to change your allocation instructions must be received at least one Business Day prior to the Risk Control Account Maturity Date to take effect as of that date. If we are not notified at least one Business Day prior to the Risk Control Account Maturity Date, the request will not be in Good Order and no transfer will occur based on such request.

Rebalancing at Level R (between Risk Controls Accounts with the same reference Index) will occur as of each Risk Control Account Anniversary according to the allocation instructions on file with us. Rebalancing at Level R will not occur if your Risk Control Account Value and allocation instructions are not split between Risk Control Accounts with the same reference Index or there is no Risk Control Account Value.

You may change your allocation instructions for Level R prior to rebalancing on a Risk Control Account Anniversary by Authorized Request. Your request to change your allocation instructions must be received at our Administrative Office at least one Business Day prior to a Risk Control Account Anniversary for the instructions to take effect prior to rebalancing. If we do not receive your request at least one Business Day prior to a Risk Control Account Anniversary, your change in allocation instructions will not be effective until after that Risk Control Account Anniversary and after rebalancing has taken place. If you change your allocation instructions by Authorized Request and there is no Risk Control Account in force, a change to your allocation instructions for the applicable Allocation Levels will be required to establish a Risk Control Account. However, if there is no Risk Control Account in force because you exercised your right to discontinue your Risk Control Accounts, as described under “Getting Started – The Accumulation Period – Thirty Day Period to Discontinue Initial Risk Control Accounts,” you will not be allowed to change your allocation instructions to establish a Risk Control Account for at least 30 days.

Please note that at any time the Index Rate Cap for your Risk Control Account is less than the rate specified in the Bailout Provision (as shown on your Contract Data Page), we may, at our discretion, restrict transfers into that Risk Control Account and may not reallocate your Contract Value between Risk Control Accounts under the Automatic Rebalance Program. See “Access to Your Money – Bailout Provision” for more details.

CONTRACT VALUE

On the Contract Issue Date, your Contract Value equals the initial Purchase Payment. After the Contract Issue Date, during the Accumulation Period, your Contract Value will equal the total Risk Control Account Value, plus the total Variable Subaccount Value, plus the Holding Account Value.

TRANSFERS

Transfers between Risk Control Accounts and/or Variable Subaccounts will occur automatically under the Automatic Rebalance Program. In addition, by Authorized Request, you may also transfer value:

●	Between Variable Subaccounts on any Business Day;

●	Between Risk Control Accounts with the same reference Index as of a Risk Control Account Anniversary;

●	From Risk Control Accounts to Variable Subaccounts under the Thirty Day Period to Discontinue Initial Risk Control Account;

●	Between Risk Control Accounts or between Risk Control Accounts and Variable subaccounts as of a Risk Control Account Maturity Date; and

●	From a Variable Subaccount to a Risk Control Account as of the next available Risk Control Account Start Date if there is no Risk Control Account in force.

You may also make a transfer under the Bailout Provision, as described in “Access to Your Money – Bailout Provision.”

Transfer requests must be in Good Order. Transfers are permitted by telephone, internet or in writing. Transfer requests received at our Administrative Office in Good Order on a Business Day prior to the close of the New York Stock Exchange (usually, 4:00 P.M. Eastern Time) will be processed as of the end of that Business Day. Transfer requests received at our Administrative Office in Good Order on a Business Day after the close of the New York Stock Exchange will be processed as of the end of the next Business Day. We will not process a transfer request we receive on the Payout Date.

We reserve the right to impose a transfer fee, which, if imposed, will be deducted from the Variable Subaccount or Risk Control Account from which the transfer is made. If a transfer is made from more than one Variable Subaccount or Risk Control Account at the same time, the transfer fee will be deducted Pro Rata from the value in the Variable Subaccounts and/or Risk Control Accounts. We reserve the right to modify, suspend or terminate the transfer privilege for any Contract or series of Contracts at any time for any reason.

If there is no Risk Control Account in force, you may request to transfer value from a Variable Subaccount in order to establish a Risk Control Account by Authorized Request. However, if you exercised your right to discontinue your Risk Control Accounts, as described under “Getting Started – The Accumulation Period – Thirty Day Period to Discontinue Initial Risk Control Accounts,” a new Risk Control Account cannot be established for a period of 30 days.

To establish one or more Risk Control Accounts, the number of years from the Risk Control Account Start Date until the Payout Date must be at least equal to the Risk Control Account Period. Each Risk Control Account Period is six years. You must also provide allocation instructions for Levels I and R by Authorized Request at least one Business Day prior to a Risk Control Account Start Date to be effective as of that Risk Control Account Start Date. Allocation instructions received on a Risk Control Account Start Date will be effective as of the next available Risk Control Account Start Date. If these requirements are met, the transfer will occur on a Pro Rata basis from the Variable Subaccounts as of the next available Risk Control Account Start Date. The Variable Subaccount Value transferred to a Risk Control Account will be allocated according to the allocation percentages on file with us for Levels I and R.

If the number of years until the Payout Date is less than the Risk Control Account Period, transfers to a Risk Control Account will not be allowed. Each Risk Control Account Period is six years.

VARIABLE SUBACCOUNT OPTION

The Variable Separate Account is a segregated investment account to which we allocate certain assets and liabilities attributable to those variable annuity contracts that offer Variable Subaccounts. The Variable Separate Account is registered with the SEC as a unit investment trust under the 1940 Act and was formed on June 8, 2015. We own the assets of the Variable Separate Account and value the assets of the Variable Separate Account each Business Day. The obligations under the Contracts, including obligations related to the Variable Separate Account, are obligations of the Company.

The portion of the assets of the Variable Separate Account equal to the reserves and other liabilities of the Contracts supported by the Variable Separate Account will not be charged with liabilities arising from any other business that we may conduct. We have the right to transfer to our General Account any assets of the Variable Separate Account that are in excess of such reserves and other Contract liabilities. The income, gains and losses, realized or unrealized, from the assets allocated to the Variable Separate Account will be credited to or charged against the Variable Separate Account, without regard to our other income, gains or losses.

The Variable Separate Account is divided into Variable Subaccounts. Each Variable Subaccount invests its assets solely in the shares or units of designated Funds of underlying investment companies. Purchase Payments allocated and transfers to a Variable Subaccount are invested in the Fund supporting that Variable Subaccount.

This prospectus is accompanied by a current prospectus for each Fund underlying a Variable Subaccount. You should read the Fund prospectuses carefully before investing.

Subject to obtaining approval or consent required by applicable law, we reserve the right to:

●	Combine the Variable Separate Account with any other variable separate accounts that are also registered as unit investment trusts under the 1940 Act;

●	Eliminate or combine any Variable Subaccounts and transfer the assets of any Variable Subaccount to any other Variable Subaccount;

●	Add new Variable Subaccounts and make such Variable Subaccounts available to any series of contracts as we deem appropriate;

●	Close certain Variable Subaccounts to the allocation of Purchase Payments or transfer of Contract Value;

●	Add new Funds or remove existing Funds; substitute a different Fund for any existing Fund, if shares or units of a Fund are no longer available for investment or if we determine that investment in a Fund is no longer appropriate;

●	Deregister the Variable Separate Account under the 1940 Act if such registration is no longer required;

●	Operate the Variable Separate Account as a management investment company under the 1940 Act (including managing the Variable Separate Account under the direction of a committee) or in any other form permitted by law;

●	Restrict or eliminate any voting rights of Owners or other persons having such rights as to the Variable Separate Account; and

●	Make any other changes to the Variable Separate Account or its operations as may be required by the 1940 Act or other applicable law or regulations.

In the event of any substitution or other change, we may make changes to the Contract as may be necessary or appropriate to reflect such substitution or other change.

Funds

The investment objectives and policies of each Fund in which the Variable Subaccounts invest are summarized below. We select the Funds based on several criteria, including asset class coverage, the strength of the investment adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under “Servicing Fees and Other Fund-Related Payments” and “Distribution of the Contract.” We review the Funds periodically and may remove or limit a Fund’s availability to new purchase payments and/or transfers of Variable Subaccount Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of: (i) investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds’ prospectuses for more information); (ii) administrative fees; (iii) 12b-1 service fees; and (iv) other expenses. As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Variable Subaccount investing in the merged Fund post-merger instead to the Variable Subaccount investing in the surviving Fund.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund (Series I). The Fund seeks total return through growth of capital and current income. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund’s common stock investments may also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). The Fund invests primarily in real estate investment trusts (REITS) and equity securities (including common and preferred stock, convertible securities) of domestic and foreign issuers. Under normal circumstances, the fund will provide exposure to investments that are economically tied to at least three different countries, including the U.S. and at least 40%, unless market conditions are not deemed favorable, in which case at least 30% of the Fund’s net assets will provide exposure to investments that are economically tied to countries other than the U.S. The Fund may invest up to 20% of its net assets in securities of issuers located in emerging market countries, i.e., those that are in the early stages of their industrial cycles.

Invesco V.I. Small Cap Equity Fund (Series I). The Fund seeks long-term growth of capital. The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization issuers. The principal type of equity securities in which the Fund invests is common stock. The Fund considers an issuer to be a small-capitalization issuer if it has a market capitalization, at the time of purchase, no larger than the largest capitalized issuer included in the Russell 2000® Index. The Fund may also invest up to 25% of its net assets in foreign securities.

Invesco Oppenheimer V.I. International Growth Fund (Series I). The Fund seeks capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its total assets in foreign companies. It mainly invests in “growth companies,” which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. The Fund may invest up to 25% of its total assets in emerging markets. It can also use derivative instruments, such as options, futures, forwards and swaps.

Invesco Advisers, Inc. serves as the investment adviser to Invesco V.I. Global Real Estate Fund, Invesco V.I. Small Cap Equity Fund, and Invesco Oppenheimer V.I. International Growth Fund (Series I). Invesco Asset Management Limited serves as investment sub-adviser for Invesco V.I. Global Real Estate Fund.

American Funds Insurance Series®

American Funds IS Asset Allocation Fund 1 (Class 1). The Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The Fund varies its mix of equity securities, debt securities and money market instruments. Under normal market conditions, its investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities, 20%-50% in debt securities and 0%-40% in money market instruments and cash.

American Funds IS The Bond Fund of America (f/k/a American Funds IS Bond Fund) (Class 1). The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The Fund seeks to maximize the level of current income and preserve capital by investing primarily in bonds. Normally, it invests at least 80% of its assets in bonds and other debt securities which may be represented by other investment instruments, including derivatives. The Fund invests at least 60% of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Rating Organizations, designated by the fund’s investment adviser or in debt securities that are unrated but determined to be of equivalent quality by the fund’s investment adviser, including government securities or cash. The fund may invest in debt securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government.

American Funds IS Growth Fund (Class 1). The Fund seeks to provide growth of capital. The Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. It may invest up to 25% of its assets in common stocks and other securities of issuers domiciled outside the United States.

American Funds IS American High-Income Trust (f/k/a American Funds IS High-Income Bond Fund) (Class 1). The Fund seeks to provide a high level of current income; capital appreciation is the secondary objective. The Fund invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by NRSROs or unrated but determined by the fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds”. The Fund may also invest a portion of its assets in securities of issuers domiciled outside the United States. The Fund may also invest in certain derivative instruments, such as futures contracts and swaps. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index. The Fund may invest in a derivative only if, in the opinion of the investment adviser, the expected risks and rewards of the proposed investment are consistent with the investment objectives and strategies of the Fund as disclosed in the Fund’s prospectus and in the Fund’s statement of additional information. The Fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price fluctuations than those that exist in funds investing in higher quality debt securities.

American Funds IS International Fund (Class 1). The Fund seeks to provide long-term growth of capital. The Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that the investment adviser believes have the potential for growth.

Capital Research and Management Company serves as the investment adviser to the American Funds Insurance Series.

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund (Class I). The Fund seeks high total investment return. The Fund invests in a portfolio of equity, debt and money market securities. Generally, its portfolio will include both equity and debt securities. In selecting equity investments, the Fund mainly seeks securities that the adviser believes are undervalued. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind. It may invest up to 35% of its total assets in “junk bonds,” corporate loans and distressed securities. The Fund may also invest in real estate investment trusts and securities related to real assets.

BlackRock Advisors, LLC serves as the investment adviser to BlackRock Global Allocation V.I.I.

Columbia Threadneedle Investments

Columbia VP Emerging Markets Bond Fund (Class 1). The Fund seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in fixed income securities of issuers that are located in emerging markets countries, or that earn 50% or more of their total revenues from goods or services produced in emerging markets countries or from sales made in emerging markets countries. It may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country. The Fund is non-diversified.

Columbia Management Investment Advisers, LLC serves as the investment adviser to Columbia VP Emerging Markets Bond 1.

DFA Investment Dimensions Group Inc.

DFA VA International Small Portfolio. The Fund seeks long-term capital appreciation. The Fund, using a market capitalization weighted approach, purchases securities of (i) Japanese small companies; (ii) United Kingdom small companies; (iii) small companies organized under the laws of certain European countries; (iv) small companies associated with Australia, New Zealand and Pacific Rim Asian countries; and (v) Canadian small companies. It may have some exposure to small cap equity securities associated with other countries or regions.

DFA VA International Value Portfolio. The Fund seeks long-term capital appreciation. The Fund purchases securities of large non-U.S. companies in countries with developed markets that the investment adviser determines to be value stocks. It also may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer’s domicile country.

DFA VA US Large Value Portfolio. The Fund seeks long-term capital appreciation. The Fund purchases a broad and diverse group of readily marketable securities of large U.S. companies that the investment adviser determines to be value stocks. As a non-fundamental policy, under normal circumstances, it will invest at least 80% of its net assets in securities of large cap U.S. companies. The Fund may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

DFA VA US Targeted Value Portfolio. The Fund seeks long-term capital appreciation. The Fund, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of U.S. small and mid-cap companies that the investment adviser determines to be value stocks. As a non-fundamental policy, under normal circumstances, it will invest at least 80% of its net assets in securities of U.S. companies. The Fund may purchase or sell futures contracts and options for futures contracts on U.S. equity securities and indices, to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Fund.

Dimensional Fund Advisors LP serves as the investment adviser to DFA Investment Dimensions Group Inc.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP Fund (Class 1). The investment seeks long-term capital growth. The Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets. It invests predominantly in equity securities, primarily to predominantly in common stock. While there are no set percentage targets, the Fund invests predominantly in large to medium capitalization companies and may invest a portion in smaller companies. The Fund also invests in American, European and Global Depository Receipts. It may have significant positions in particular countries or sectors.

Templeton Global Bond VIP Fund (Class 1). The Fund seeks high current income, consistent with preservation of capital (capital appreciation is a secondary objective). Under normal market conditions, the Fund invests at least 80% of its net assets in “bonds.” Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures. The Fund invests predominantly in bonds issued by governments, government-related entities and government agencies located around the world. Under normal market conditions, the investment adviser expects to invest at least 40% of its net assets in foreign securities, and may invest without limit in emerging or developing markets. It is non-diversified Fund.

Templeton Investment Counsel, LLC serves as the investment adviser to Templeton Foreign VIP Fund. Franklin Advisors, Inc. serves as the investment adviser to the Templeton Global Bond VIP Fund.

Goldman Sachs Variable Insurance Trust

Goldman Sachs VIT Core Fixed Income Trust (Institutional). The Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities and asset-backed securities. The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

Goldman Sachs VIT Government Money Market Fund (Institutional). The Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice. The Fund pursues its investment objective by investing only in U.S. Government Securities and repurchase agreements collateralized by such securities. The Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act. “Government money market funds” are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully. “Government money market funds” are exempt from requirements that permit money market funds to impose a “liquidity fee” and/or “redemption gate.”

Goldman Sachs Asset Management, L.P. serves as the investment adviser to Goldman Sachs VIT Core Fixed Income Trust and Goldman Sachs VIT Government Money Market Fund.

Lazard Retirement Series, Inc.

Lazard Retirement Emerging Markets Equity Portfolio (Investor). The Fund seeks long-term capital appreciation. The Fund invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Under normal circumstances, it invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Lazard Asset Management LLC serves as the investment adviser to Lazard Retirement Emerging Markets Equity Portfolio.

MFS® Variable Insurance Trust

MFS® Total Return Bond Series (Initial Class). The Fund seeks total return with an emphasis on current income, but also considering capital appreciation. The Fund normally invests at least 80% of its net assets in debt instruments. Debt instruments include corporate bonds, U.S. government securities, foreign government securities, securitized instruments, municipal instruments, and other obligations to repay money borrowed. The Fund primarily invests in investment grade quality debt instruments, but may also invest in below investment grade quality debt instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may invest in foreign securities. The Fund normally invests the Fund’s assets across different industries and sectors, but it may invest a significant percentage of Fund assets in issuers in a single industry or sector. While the Fund may use derivatives for any investment purpose, to the extent the Fund uses derivatives, the Fund expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, swaps and certain complex structure securities. In conjunction with a team of investment research analysts, the portfolio managers select investments for the fund. MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative screening tools that systematically evaluate instruments may also be considered. In structuring the fund, MFS also considers top-down factors.

MFS® Utilities Series (Initial Class). The Fund seeks total return. The Fund normally invests at least 80% of net assets in securities of issuers in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). The Fund primarily invests in equity securities, but may also invest in debt instruments, including below investment grade quality debt instruments. The Fund may invest in companies of any size. The Fund invests in U.S. and foreign securities, including emerging market securities. The Fund normally invests the Fund’s assets across different countries and regions, but it may invest a significant percentage of its assets in issuers in a single country or region. While the Fund may use derivatives for any investment purpose, the Fund expects to use derivatives primarily to increase or decrease currency exposure. Derivatives include futures, forward contracts, options, and swaps. MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and instruments. Quantitative screening tools that systematically evaluate issuers and instruments may also be considered.

MFS® Value Series (Initial Class). The Fund seeks capital appreciation. The Fund normally invests its assets primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. The Fund focuses on investing in the stocks of companies believed to be undervalued compared to their perceived worth (value companies). While the Fund may invest in companies of any size, the Fund primarily invests in companies with large capitalizations. The Fund may invest in foreign securities. The Fund normally invests the Fund’s assets across different industries and sectors, but it may invest a significant percentage of its assets in issuers in a single industry or sector. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

MFS® Variable Insurance Trust III

MFS® Blended Research® Small Cap Equity Portfolio (Initial Class). The Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of issuers with small market capitalizations. The Fund generally defines small market capitalization issuers as issuers with market capitalizations similar to those of issuers included in the Russell 2000® Index (the “Index”) over the last 13 months at the time of purchase. Equity securities include common stocks, real estate investment trusts (REITs), and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer. In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. The Fund may invest foreign securities. The Fund normally allocates its investments across different industries and sectors, but it may invest a significant percentage of Fund assets in issuers in a single industry or sector. MFS uses an active bottom-up approach to buying and selling investments for the fund. Investments for the Fund are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer. MFS uses quantitative analysis to determine a quantitative rating for an issuer. MFS combines the fundamental rating with the quantitative rating to create a blended rating for the issuer. When an MFS fundamental rating is not available, MFS considers the issuer to have a neutral fundamental rating. MFS constructs the portfolio using a portfolio optimization process that considers the blended rating as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors. The portfolio managers have the discretion to adjust the inputs and parameters used in the optimization process and the fund’s portfolio holdings based on factors such as the desired portfolio characteristics and the portfolio managers’ qualitative assessment of the optimization results. MFS’ goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 3% compared to the Index. Tracking error generally measures how the differences between the fund’s returns and the Index’s returns have varied over a period of time.

Massachusetts Financial Services Company serves as the investment adviser to MFS® Total Return Bond Series, MFS® Utilities Series, MFS® Value Series, and MFS® VIT Blended Research® Small Cap Equity Portfolio.

Morgan Stanley

Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio (Class I). The Fund seeks both capital appreciation and current income. The Fund normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. It may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Fund invests at least 40% of its assets in the securities of issuers located outside of the United States. It is non-diversified.

Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio (Class I). The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Fund invests primarily in established and emerging companies with market capitalizations of generally $10 billion or more that the Fund’s investment adviser believes exhibit, among other things, rising returns on invested capital, above average business visibility, strong free cash flow and compelling business strategies. Its equity investments may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, exchange-traded funds, limited partnership interests and other specialty securities having equity features. The Fund may invest in privately placed and restricted securities. It may invest up to 25% of the Fund’s net assets in foreign securities including emerging market securities classified as American Depository Receipts, Global Depository Receipts, American Depository Shares or Global Depository Shares, foreign U.S. dollar denominated securities that are traded on a U.S. Exchange or local shares of non-U.S. issuers.

Morgan Stanley Investment Management Inc. serves as the investment adviser to the Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio and the Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio.

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio (Institutional Class). The Portfolio seeks maximum real return, consistent with prudent investment management. The Fund invests under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Commodity-linked derivative instruments, include commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

PIMCO VIT All Asset Portfolio (Institutional Class).* The Portfolio seeks maximum real return consistent with preservation of capital and prudent investment management. The Fund invests under normal circumstances substantially all of its assets in the least expensive class shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the PIMCO Funds, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except funds of funds, (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

PIMCO VIT Real Return Portfolio (Institutional Class). The Portfolio seeks maximum real return consistent with preservation of capital and prudent investment management. The Fund invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments.

“Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non- U.S. public- or private-sector entities.

PIMCO serves as the investment adviser to the PIMCO Variable Insurance Trust.

*The Fund operates as a fund of funds.

Putnam Variable Trust

Putnam VT High Yield Fund (IA). The Fund seeks high current income. Capital Growth is a secondary goal when consistent with achieving high current income. The Fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate-term to long-term maturities (three years or longer). Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets in securities rated below-investment grade. The Fund may also invest in other debt instruments, including loans. The Fund may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

Putnam Investment Management, LLC serves at the investment adviser to Putnam VT High Yield Fund.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio. The Fund seeks to provide long-term capital growth; income is a secondary objective. The Fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks of large-and medium-sized blue chip growth companies. It focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The Fund may invest in foreign stocks in keeping with the Fund’s objectives. It may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Associates serves as the investment adviser to the T. Rowe Price Blue Chip Growth Portfolio.

Northern Lights Variable Trust

TOPS® Aggressive Growth ETF Portfolio (Class 1).* The Fund seeks capital appreciation. The Fund employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in exchange-traded funds. The exchange-traded funds included in the Fund invest primarily in securities representing one of the following asset classes: common and preferred stocks; real estate investment trusts; and natural resource-related securities.

TOPS® Balanced ETF Portfolio (Class 1).* The Fund seeks income and capital appreciation. The Fund employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in exchange-traded funds. The exchange-traded funds included in the Fund invest primarily in securities representing one of the following asset classes: government fixed income securities; corporate fixed income securities; common and preferred stocks; real estate investment trusts; and natural resource-related securities.

TOPS® Conservative ETF Portfolio (Class 1).* The Fund seeks to preserve capital and provide moderate income and moderate capital appreciation. The Fund employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in exchange-traded funds. The exchange-traded funds included in the Fund invest primarily in securities representing one of the following asset classes: government fixed income securities; corporate fixed income securities; common and preferred stocks; real estate investment trusts; and natural resource-related securities.

TOPS® Growth ETF Portfolio (Class 1).* The Fund seeks capital appreciation. The Fund employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in exchange-traded funds. The exchange-traded funds included in the Fund invest primarily in securities representing one of the following asset classes: government fixed income securities; corporate fixed income securities; common and preferred stocks; real estate investment trusts; and natural resource-related securities.

TOPS® Moderate Growth ETF Portfolio (Class 1).* The Fund seeks capital appreciation. The Fund employs a fund-of-funds structure that invests, under normal market conditions, at least 80% of its assets in exchange-traded funds. The exchange-traded funds included in the Fund invest primarily in securities representing one of the following asset classes: government fixed income securities; corporate fixed income securities; common and preferred stocks; real estate investment trusts; and natural resource-related securities.

ValMark Advisers, Inc. serves as the investment adviser to TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio, TOPS® Growth ETF Portfolio, and TOPS® Moderate Growth ETF Portfolio.

*The Fund operates as a fund of funds.

Vanguard Variable Insurance Fund

Vanguard VIF Capital Growth Portfolio. The portfolio seeks long-term capital appreciation, using a fundamental approach to invest in growth-oriented companies at attractive valuation levels. The portfolio has flexibility to invest across all industry sectors and market capitalizations, although holdings are generally large- and mid-cap stocks. The portfolio tends to focus on cyclically out-of-favor industries, seeking to identify companies with long-term growth potential overlooked by the market. The portfolio’s three managers rely almost exclusively on independent research. Each manager is responsible for a separate subportfolio and has autonomy to implement his best ideas. The managers anticipate holding companies for at least three to five years, resulting in low turnover. The portfolio may be relatively concentrated, with the top ten holdings often representing 30%–40% of assets.

Vanguard VIF Diversified Value Portfolio. The portfolio seeks long-term capital appreciation and income growth, with reasonable current income. The portfolio’s advisor, Barrow, Hanley, Mewhinney & Strauss, LLC, uses in-depth fundamental research and valuation forecasts to identify large- and mid-capitalization stocks with strong fundamentals and price appreciation potential. The firm typically invests in securities with below-average price/earnings and price/book value ratios and above-average current yield. Earnings forecasts, based on Barrow, Hanley’s experience and analysis, drive dividend-discount and relative-return valuation models that are key to security selection.

Vanguard VIF Equity Index Portfolio. The portfolio seeks to track the investment performance of the Standard & Poor’s 500 Index, an unmanaged benchmark representing U.S. large-capitalization stocks. Using full replication, the portfolio holds all stocks in the same capitalization weighting as the index. The experience and stability of Vanguard’s Equity Index Group have permitted continuous refinement of techniques for reducing tracking error. The group uses proprietary software to implement trading decisions that accommodate cash flow and maintain close correlation with index characteristics. Vanguard’s refined indexing process, combined with low management fees and efficient trading, has provided tight tracking net of expenses.

Vanguard VIF High Yield Bond Portfolio. The portfolio seeks a high and sustainable level of current income by investing primarily in below-investment-grade corporate securities offering attractive yields. The portfolio emphasizes higher credit quality and lower risk than are typical of other high-yield funds. Using a long-term, fundamental process, the advisor applies intensive credit analysis to identify high-yielding companies with stable or improving prospects. The portfolio maintains broad diversification in its below-investment-grade holdings. It also holds investment-grade issues suffering from near-term weakness and U.S. Treasury bonds. The advisor’s strategy seeks to reduce default risk and limit capital depreciation potential. The resulting portfolio generally has a lower yield-to-maturity, higher average credit quality, and lower volatility than the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The portfolio purchases securities paying cash coupons and avoids zero-coupon or pay-in-kind bonds.

Vanguard VIF International Portfolio. The portfolio seeks long-term capital appreciation through broadly diversified exposure to the major equity markets outside the United States. The fund’s advisors employ fundamental research to construct portfolios of growth stocks in developed and emerging markets. The advisors use fundamental research to identify high-quality companies with above-average growth potential in countries around the world. The fund’s multimanager structure—two advisors managing independent subportfolios—increases diversification. In addition, Vanguard may invest the fund’s cash flows in equity index futures and/or exchange-traded funds to manage liquidity needs while ensuring that the fund remains fully invested.

Vanguard VIF Mid-Cap Index Portfolio. The portfolio seeks to track the investment performance of the CRSP US Mid Cap Index, an unmanaged benchmark representing medium-size U.S. firms. Using full replication, the portfolio holds all stocks in the same capitalization weighting as the index. Vanguard’s Equity Index Group has refined techniques for reducing tracking error. The group uses proprietary software to implement trading decisions that accommodate cash flow and maintain close correlation with index characteristics. Vanguard’s refined indexing process, combined with low management fees and efficient trading, has provided tight tracking, net of expenses.

Vanguard VIF Real Estate Index Portfolio. The portfolio seeks to track the investment performance of the MSCI US REIT Index, which covers approximately two-thirds of the U.S. real estate investment trust (REIT) market. The portfolio seeks to provide high income and moderate long-term capital growth by investing its assets in stocks issued by commercial REITs. Using a full-replication process, the portfolio holds all stocks in the same capitalization weighting as the index. REITs included in the index must have total market capitalization of at least $100 million, with enough shares and trading volume to be considered liquid. Vanguard’s Equity Index Group uses proprietary software to implement trading decisions that accommodate cash flow and maintain close correlation with index characteristics. Vanguard’s refined indexing process, combined with low management fees and efficient trading, has provided tight tracking net of expenses.

Vanguard VIF Small Company Growth Portfolio. The portfolio seeks long-term capital appreciation by investing in a broad universe of small-company growth stocks. The portfolio’s three investment advisors—two using a fundamental approach and one using a quantitative approach—manage independent subportfolios. The use of three advisors diversifies risk and increases investment capacity, while providing each manager with the opportunity to generate superior returns. The portfolio’s broad diversification tends to produce lower volatility. NOTE: The Vanguard Group, Inc. has requested that the Company no longer make the Vanguard VIF Small Company Growth Portfolio available for new investments. Existing contract owners with allocation to the Vanguard VIF Small Company Growth Portfolio can continue to invest in the portfolio.

Vanguard VIF Total Bond Market Index Portfolio. The portfolio seeks to track the investment performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Bond Index, an unmanaged benchmark representing the broad U.S. bond market. The portfolio invests in investment-grade corporate, U.S. Treasury, mortgage-backed, and asset-backed securities with short, intermediate, and long maturities in excess of one year, resulting in a portfolio of intermediate duration. The portfolio’s passive investment style uses a sampling technique to closely match key benchmark characteristics: sector weight, coupon, maturity, effective duration, convexity, and credit quality. Optimized sampling is designed to avoid the expense and impracticality of fully replicating the index.

Vanguard VIF Total Stock Market Index Portfolio. The portfolio seeks to track the investment performance of the Standard and Poor’s Total Market Index, an unmanaged benchmark representing the overall U.S. equity market. The portfolio invests primarily in two Vanguard funds: Vanguard Variable Insurance Fund—Equity Index Portfolio (75%) and Vanguard Extended Market Index Fund (25%). The experience and stability of Vanguard’s Equity Index Group have permitted continuous refinement of techniques for reducing tracking error in the underlying funds. The group uses proprietary software to implement trading decisions that accommodate cash flow and maintain close correlation with index characteristics. Vanguard’s refined indexing process, combined with low management fees and efficient trading, has provided tight tracking net of expenses.

The Vanguard Group, Inc. serves as the investment adviser to Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid-Cap Index, Vanguard VIF Real Estate Index, Vanguard VIF Small Co Growth, Vanguard VIF Total Bond Market Index and Vanguard VIF Total Stock Market Index.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Contract may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Contract will be comparable to the investment results of any other mutual fund portfolio, even in the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

There is no guarantee that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current statement of additional information for each of the Funds. You may obtain a prospectus or a statement of additional information for any of the Funds by contacting the Company or by asking your financial professional. You should read the Funds’ prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Variable Subaccounts.

Availability of the Funds

The Variable Separate Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Separate Account may not be able to purchase additional shares of the Fund(s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate Purchase Payments or transfer Contract Value to the Variable Subaccount investing in the Fund.

We have entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or distributor pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Separate Account in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund’s average daily net assets. The amount paid is based on assets of the particular Fund attributable to the Contract issued by us. The amounts we receive under the servicing agreements may be significant.

The service fees are for administrative services provided to the Funds by us and our affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.

In addition, certain Funds have adopted 12b-1 plans. Such plans allow the Fund to pay Rule 12b-1 fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its Rule 12b-1 plan in its prospectus. Under certain Rule 12b-1 plans, we may receive 12b-1 fees for providing services to the Funds. Rule 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Owners.

Addition, Deletion, or Substitution of Investments

We may, subject to applicable law, make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Variable Separate Account or that the Variable Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. Such other Funds may have different fees and expenses. We will not substitute any shares attributable to a Contract’s interest in a Variable Subaccount without prior notice and approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also may establish additional Variable Subaccounts of the Variable Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Variable Subaccounts or eliminate or combine one or more Variable Subaccounts if marketing needs, tax considerations, or investment conditions warrant. Any new Variable Subaccounts may be made available to existing Owners on a basis to be determined by us. Also, certain Variable Subaccounts may be closed to certain customers. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Variable Subaccounts may be transferred to any other Variable Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Contract to reflect the substitution or change.

Frequent Transfers Procedures

Frequent, large, or short-term transfers among Variable Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating Purchase Payments or Contract Value to the Variable Subaccounts and other Fund shareholders, not just the Owner making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted certain Frequent Transfers Procedures.

We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Variable Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Variable Subaccount to Variable Subaccount, and may be more restrictive with regard to certain Variable Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Variable Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures. Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we will notify such Owner that from that date forward, for three months from the date we mail the notification letter, transfer privileges for the fund(s) in which inappropriate transfers were made will be revoked. Second time offenders will be permanently restricted from buying into the fund(s).

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers of Fund shares at the Fund’s request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period; however, we do impose a transfer fee as discussed under “Fees and Expenses.” Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies

The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Owners also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Voting Rights

In accordance with our view of current applicable law, we will vote Fund shares held in the Variable Separate Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Variable Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

The number of votes that an Owner has the right to instruct will be calculated separately for each Variable Subaccount, and may include fractional votes. An Owner holds a voting interest in each Variable Subaccount to which the Variable Subaccount Value is allocated.

The number of votes attributable to a Variable Subaccount will be determined by dividing the Variable Subaccount Value by the net asset value per share of the Fund(s) in which that Variable Subaccount invests.

The number of votes available to an Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund’s shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner having a voting interest in a Variable Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Variable Subaccount invests.

Fund shares for which no timely instructions are received and shares held by us in a Variable Subaccount for which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Variable Subaccount. This means that a small number of Owners may determine the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter.

Variable Subaccount Value

Your total Variable Subaccount Value for any Valuation Period is the sum of all Variable Subaccount Values. The Variable Subaccount Value for each Variable Subaccount is equal to:

●	The number of the Variable Subaccount’s Accumulation Units credited to you; multiplied by

●	The Accumulation Unit Value for that Variable Subaccount at the end of the Valuation Period for which the determination is being made. The Accumulation Unit Value for a Variable Subaccount increases or decreases to reflect the investment performance of the corresponding underlying Fund.

Accumulation Unit Values. The Accumulation Unit Value at the end of every Valuation Period is determined by subtracting (b) from (a) and dividing the result by (c) (i.e., (a - b) / c), where:

(a)	=	The net assets of the Variable Subaccount as of the end of the Valuation Period plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period;

(b)	=	The daily Contract Fee multiplied by the number of days in the Valuation Period; and

(c)	=	The number of Accumulation Units outstanding at the end of such Valuation Period.

Accumulation Units. For each Variable Subaccount, Purchase Payments or transferred amounts are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the dollar amount directed to each Variable Subaccount by the Accumulation Unit Value for that Variable Subaccount at the end of the Valuation Period in which the Purchase Payment or amount is received. The number of your Accumulation Units in a Variable Subaccount is increased by additional Purchase Payments and transfers. The number of Accumulation Units does not change as a result of investment experience or deduction of the Contract Fee.

We will redeem Accumulation Units from a Variable Subaccount upon: (i) a partial withdrawal or full surrender (including deduction of any Surrender Charge, if applicable); (ii) a transfer from the Variable Subaccount; (iii) payment of the Death Benefit; (iv) the Payout Date; (v) the deduction of the transfer fee; (vi) the deduction of any fees imposed by a Fund as a redemption fee or liquidity fee in connection with the redemption of its shares or otherwise imposed by applicable law; and (vii) to pay fees for special services such as the wire transfers or express mail.

RISK CONTROL ACCOUNT OPTION

The Risk Control Separate Account is a non-registered Separate Account in which we hold reserves for our guarantees attributable to annuity contracts that offer Risk Control Accounts. The assets in the Risk Control Separate Account equal to the reserves and other liabilities of the Contract supported by the Risk Control Separate Account are not chargeable with liabilities arising out of any other business that we conduct. We have the right to transfer to our General Account any assets of the Risk Control Separate Account that are in excess of such reserves and other Contract liabilities. Our General Account assets are also available to meet the guarantees under the Contract, including the Risk Control Accounts, as well as our other general obligations. The guarantees in this Contract are subject to the Company’s financial strength and claims-paying ability.

You may allocate your Purchase Payments and Variable Subaccount Value to the Risk Control Accounts we currently make available. The portion of the Contract Value allocated to a Risk Control Account is credited with interest based in part on the investment performance of external indices. Currently, we offer two types of Risk Control Accounts: A Secure Account and a Growth Account. We hold reserves for the Index Rate Floor and Cap guarantees for amounts allocated to the Risk Control Accounts in the Risk

Control Separate Account. Purchase Payments and Variable Subaccount Value you allocate to the Risk Control Accounts become part of your Risk Control Account Value. Your Risk Control Account Value reflects, in part, the performance of the reference Index, subject to the applicable Index Rate Cap and Index Rate Floor. Each Risk Control Account Anniversary prior to the Risk Control Account Maturity Date starts a new year for purposes of calculating index interest. When funds are withdrawn from a Risk Control Account prior to the Risk Control Account Anniversary for a surrender, partial withdrawal, transfer, annuitization or payment of the Death Benefit index interest is calculated up to the date of withdrawal in as described below. Your Risk Control Account Value must remain in a Risk Control Account for the entire Risk Control Account Period to avoid the imposition of Surrender Charges and a Market Value Adjustment. Each Risk Control Account Period is six years. Partial withdrawals from the Risk Control Accounts are not permitted if there is Variable Subaccount Value, except for withdrawals on the Risk Control Account Maturity Date. Only one Risk Control Account Period can be in force at any time. New Risk Control Accounts cannot be established until the termination of the existing Risk Control Accounts on the Risk Control Account Maturity Date.

At the time the Contract is purchased, if a portion of the initial Purchase Payment is allocated to a Risk Control Account, you have thirty days after the initial Risk Control Account Start Date to discontinue your Risk Control Accounts and transfer the total Risk Control Account Value to the Variable Subaccounts. (See “Thirty Day Period to Discontinuing Risk Control Accounts” page 20.) Risk Control Account Start Dates currently offered by the Company are the 10th and 25th of each month, or if a non-Business Day, the next Business Day.

The performance of each Index associated with the Risk Control Accounts does not include dividends paid on the stocks comprising the Index, and therefore, the performance of the Index does not reflect the full performance of those underlying securities. The Index Rate of Return is determined on each Risk Control Account Anniversary and is measured over the Risk Control Account Year. Because Index

Interest is calculated on a single point in time you may experience negative or flat performance even though the Index experienced gains through some, or most, of the Index Period.

Risk Control Account Value

Your Contract Value allocated to the Risk Control Accounts for any Valuation Period is equal to the sum of your Risk Control Account Value in each Risk Control Account. The Risk Control Account Value for each Risk Control Account is equal to:

●	The number of that Risk Control Account’s Accumulation Credits credited to you; multiplied by

●	The Accumulation Credit Factor for that Risk Control Account at the end of the Valuation Period for which the determination is being made.

Accumulation Credit Factors. The Accumulation Credit Factor for each Risk Control Account is arbitrarily set initially at $10 as of each Risk Control Account Start Date. Thereafter, the Accumulation Credit Factor for the Risk Control Account at the end of each Valuation Period is determined by multiplying (a) by (b) and subtracting (c) (i.e., a x b – c), where:

(a)	=	The Accumulation Credit Factor for the Risk Control Account at the start of the Risk Control Account Year;

(b)	=	The Index Rate of Return (defined below); and

(c)	=	The Risk Control Account Daily Contract Fee (defined below) multiplied by the number of days that have passed since the last Risk Control Account Anniversary.

The “Index Rate of Return” for each Risk Control Account on any Business Day is equal to the change in the Index for the current Risk Control Account Year, adjusted for the Index Rate Cap or Index Rate Floor. Specifically, it is calculated as (A / B), where:

A	=	Adjusted Index Value (defined below) as of the current Business Day; and

B	=	The Initial Index Value as of the start of the current Risk Control Account Year. If a Risk Control Account Start Date or Risk Control Account Anniversary does not fall on a Business Day, the Initial Index Value for the next Business Day will be used.

We use the Index Rate of Return to determine the interest we credit, if any, to Risk Control Account Value.

The “Adjusted Index Value” is the Closing Index Value adjusted for the Index Rate Cap or Index Rate Floor for the current Risk Control Account Year. The Adjusted Index Value is calculated each time the Index Rate of Return is calculated. This can be as frequently as daily and occurs on each Risk Control Account Anniversary or on any date when a partial withdrawal, surrender, Death Benefit or annuitization is processed. The Closing Index Value is the closing value of an Index as of a Business Day. If the closing value of the Index is not published on that date, we will use the closing value of the Index from the next day on which the closing value of the Index is published. The Adjusted Index Value for each Risk Control Account is calculated as follows:

●	If the Closing Index Value is greater than the Initial Index Value multiplied by (1 + Index Rate Cap), then the Adjusted Index Value will equal the Initial Index Value multiplied by (1 + Index Rate Cap).

●	If the Closing Index Value is less than the Initial Index Value multiplied by (1 + Index Rate Floor), then the Adjusted Index Value will equal the Initial Index Value multiplied by (1 + Index Rate Floor).

●	If the Closing Index Value is less than the Initial Index Value multiplied by (1 + Index Rate Cap) but more than the Initial Index Value multiplied by (1 + Index Rate Floor), then the Adjusted Index Value will equal the Closing Index Value.

For example, assume the following:

●	Initial Index Value = 1,000

●	Index Rate Cap = 15%

●	Index Rate Floor = -10%

At the time the Index Rate of Return is calculated, the Adjusted Index Value will be:

●	Scenario 1: Closing Index Value is greater than Initial Index Value multiplied by (1 + Index Rate Cap)
o	Closing Index Value = 1,200

o	1,200 is greater than 1,150 (1,000 x (1 + 0.15)) so the Adjusted Index Value is equal to 1,150.

●	Scenario 2: Closing Index Value is less than Initial Index Value multiplied by (1 + Index Rate Floor)
o	Closing Index Value = 850

o	850 is less than 900 (1,000 x (1 – 0.10)) so the Adjusted Index Value is equal to 900.

●	Scenario 3: Closing Index Value is less than Initial Index Value multiplied by (1 + Index Rate Cap) but more than Initial Index Value multiplied by (1 + Index Rate Floor)
o	Closing Index Value = 1,100

o	1,100 is less than 1,150 (1,000 x (1 + 0.15)) and greater than 900 (1,000 x (1 – 0.10)) so the Adjusted Index Value is equal to 1,100.

The Adjusted Index Value will never exceed the Initial Index Value multiplied by (1 + Index Rate Cap) and will never be lower than the Initial Index Value multiplied by (1 + Index Rate Floor).

The Risk Control Account Daily Contract Fee is calculated as (a) the Contract Fee divided by (b) the number of days in the Risk Control Account Year multiplied by (c) the Accumulation Credit Factor for the Risk Control Account at the start of the Risk Control Account Year (i.e. a / b x c).

For example, assume the following:

●	Contract Fee = 1.50%

●	Number of days in the Risk Control Account Year = 365

●	Accumulation Credit Factor for the Risk Control Account at the start of the Risk Control Account Year = 10.00

Then, the Risk Control Account Daily Contract Fee = 1.50% / 365 x 10.00 = 0.000410959.

Accumulation Credits. In order to establish a Risk Control Account, Purchase Payments and/or Variable Subaccount Value transferred to the Risk Control Accounts are converted into Accumulation Credits. The number of Accumulation Credits credited to each Risk Control Account is determined by dividing the dollar amount directed to each Risk Control Account by the Accumulation Credit Factor as of the end of the Valuation Period for which the Purchase Payment or Variable Subaccount Value transferred is received.

We will redeem Accumulation Credits from a Risk Control Account upon: (i) partial withdrawal or full surrender (including any applicable Surrender Charge and negative Market Value Adjustment); (ii) a transfer from the Risk Control Account; (iii) payment of the Death Benefit; (iv) the Payout Date; (v) the deduction of the transfer fee; and (vi) to pay fees for special services such as wire transfers or express mail. We redeem Accumulation Credits as of the end of the Valuation Period (or effective date of the transfer) in which we receive your request for surrender, partial withdrawal or transfer or your Beneficiary’s request for payment of the Death Benefit in Good Order unless you or your Beneficiary specify a later date. We redeem Accumulation Credits to cover the transfer fee at the time the transfer occurs.

Setting the Index Rate Cap and the Index Rate Floor for the Secure Account and the Growth Account. We consider various factors in determining the Index Rate Caps and Index Rate Floors, including investment returns available at the time that we issue the Contract, the costs of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. We determine the Index Rate Cap and the Index Rate Floor at our sole discretion. We set the Index Rate Cap on each Risk Control Account Anniversary for the subsequent Risk Control Account Year, and guarantee the Index Rate Cap for the duration of the Risk Control Account Year. We guarantee the Index Rate Floor for the life of your Contract. We will forward advance written notice to Owners of any change in the Index Rate Cap for the subsequent Risk Control Account Year at least two weeks prior to Risk Control Account Anniversary. This notice will describe the Owner’s right to transfer Contract Value between Risk Control Accounts, as permitted by the Contract, and the right to exercise the Bailout Provision, if applicable. The Index Rate Cap will always be positive and will be subject to a guaranteed minimum of 1% and a maximum of 75%.

The Index Rate Floor is the minimum index rate of return used as part of the Accumulation Credit Factor calculation for determining the value of a Risk Control Account prior to deduction of the Contract Fee. This rate will not change during the life of your Contract. The Secure Account has an Index Rate Floor of 0%, and the Growth Account has an Index Rate Floor of -10%. Although negative investment performance is limited by the Index Rate Floor, you could lose more than 10% due to Contract Fees, Surrender Charges, a negative Market Value Adjustment and federal income tax penalties.

Examples. The following three examples illustrate how investment performance of the reference Index of the Secure and Growth Account is applied in crediting interest to the Risk Control Accounts through the Accumulation Credit Factor based on different levels of Index performance. The change in the value of the Accumulation Credit Factor reflects the application of the Index Rate of Return and a reduction for the Contract Fee. No withdrawals are assumed to occur under these examples and all values are determined on Risk Control Account Anniversaries. The examples assume the Index Rate Caps remain unchanged since Contract issue.

The examples illustrate hypothetical circumstances solely for the purpose of demonstrating Risk Control Account calculations and are not intended as estimates of future performance of the Index.

Example 1: This example illustrates how interest would be credited based on the return of the Index and subject to the Index Rate Cap and Index Rate Floor. In this example, the return on the Index is greater than the Index Rate Cap and Index Rate Floor.

Assume the following information:

As of the Risk Control Account Start Date:

Initial Index Value: 1,000

Contract Fee: 1.50%

S&P 500 Secure Account

Account Value: $75,000

Accumulation Credit Factor: $10

Accumulation Credits: 7,500

Index Rate Floor: 0.00%

Index Rate Cap: 8.00%

S&P 500 Growth Account

Account Value: $25,000

Accumulation Credit Factor: $10

Accumulation Credits: 2,500

Index Rate Floor: -10.00%

Index Rate Cap: 18.00%

As of the Risk Control Account Anniversary:

Closing Index Value: 1,200

Days in Risk Control Account Year: 366

Step 1: Calculate the Adjusted Index Value

The Initial Index Value is 1,000 and the Closing Index Value is 1,200. The Closing Index Value is greater than the Initial Index Value multiplied by the result of 1 plus the Index Rate Cap for both the Secure and Growth Accounts. Therefore, the Adjusted Index Value equals the Initial Index Value multiplied by the result of 1 plus the Index Rate Cap. For the Secure Account, this is calculated as 1,000 multiplied by the result of 1 plus 0.08 which equals 1,080. For the Growth Account, this is calculated as 1,000 multiplied by the result of 1 plus 0.18 which equals 1,180.

Step 2: Calculate the Index Rate of Return

The Index Rate of Return is equal to the Adjusted Index Value divided by the Initial Index Value. For the Secure Account, this is calculated as 1,080 divided by 1,000 which equals 1.08 (8% increase from Initial Index Value). For the Growth Account, this is calculated as 1,180 divided by 1,000 which equals 1.18 (18% increase from Initial Index Value).

Step 3: Calculate the Risk Control Account Daily Contract Fee

The Risk Control Account Daily Contract Fee is equal to the Contract Fee divided by the number of days in the Risk Control Account Year multiplied by the Accumulation Credit Factor at the start of the Risk Control Account Year. For both the Secure and Growth Accounts, this is equal to 1.50% divided by 366 multiplied by $10 which equals $0.000409836.

Step 4: Calculate the Accumulation Credit Factor

The Accumulation Credit Factor is equal to the Accumulation Credit Factor at the start of the Risk Control Account Year multiplied by the Index Rate of Return less the result of the Risk Control Account Daily Contract Fee multiplied by the number of days that have passed since the last Risk Control Account Anniversary. For the Secure Account, this is equal to $10 multiplied by 1.08 less the result of $0.000409836 multiplied by 366 which equals $10.65. For the Growth Account, this is equal to $10 multiplied by 1.18 less the result of $0.000409836 multiplied by 366 which equals $11.65.

Step 5: Calculate the Risk Control Account Value.

The Risk Control Account Value is equal to the number of Accumulation Credits multiplied by the ending Accumulation Credit Factor. For the Secure Account, this is equal to 7,500 multiplied by $10.65 which equals $79,875. For the Growth Account, this is equal to 2,500 multiplied by $11.65 which equals $29,125. This is an increase of $4,875 for the Secure Account ($79,875 – $75,000 = $4,875) and an increase of $4,125 for the Growth Account ($29,125 – $25,000 = $4,125).

Example 2: This example illustrates how interest would be credited based on the return of the Index and subject to the Index Rate Cap and Index Rate Floor. In this example, the return on the Index is less than the Index Rate Cap and greater than the Index Rate Floor.

Assume the following information:

As of the Prior Risk Control Account Anniversary:

Initial Index Value: 1,200

Contract Fee: 1.50%

S&P 500 Secure Account

Account Value: $79,875

Accumulation Credit Factor: $10.65

Accumulation Credits: 7,500

Index Rate Floor: 0.00%

Index Rate Cap: 8.00%

S&P 500 Growth Account

Account Value: $29,125

Accumulation Credit Factor: $11.65

Accumulation Credits: 2,500

Index Rate Floor: -10.00%

Index Rate Cap: 18.00%

As of the Risk Control Account Anniversary:

Closing Index Value: 1,236

Days in Risk Control Account Year: 365

Step 1: Calculate the Adjusted Index Value

The Initial Index Value is 1,200 and the Closing Index Value is 1,236. The Closing Index Value is less than the Initial Index Value multiplied by the result of 1 plus the Index Rate Cap, but it is more than the Initial Index Value multiplied by the result of 1 plus the Index Rate Floor for both the Secure and Growth Accounts. Therefore, the Adjusted Index Value equals the Closing Index Value which is 1,236.

Step 2: Calculate the Index Rate of Return

The Index Rate of Return is equal to the Adjusted Index Value divided by the Initial Index Value. For both the Secure and Growth Accounts, this is calculated as 1,236 divided by 1,200 which equals 1.03 (3% increase from Initial Index Value).

Step 3: Calculate the Risk Control Account Daily Contract Fee

The Risk Control Account Daily Contract Fee is equal to the Contract Fee divided by the number of days in the Risk Control Account Year multiplied by the Accumulation Credit Factor at the start of the Risk Control Account Year. For the Secure Account, this is equal to 1.50% divided by 365 multiplied by $10.65 which equals $0.000437671. For the Growth Account, this is equal to 1.50% divided by 365 multiplied by $11.65 which equals $0.000478767.

Step 4: Calculate the Accumulation Credit Factor

The Accumulation Credit Factor is equal to the Accumulation Credit Factor at the start of the Risk Control Account Year multiplied by the Index Rate of Return less the result of the Risk Control Account Daily Contract Fee multiplied by the number of days that have passed since the last Risk Control Account Anniversary. For the Secure Account, this is equal to $10.65 multiplied by 1.03 less the result of $0.000437671 multiplied by 365 which equals $10.80975. For the Growth Account, this is equal to $11.65 multiplied by 1.03 less the result of $0.000478767 multiplied by 365 which equals $11.82475.

Step 5: Calculate the Risk Control Account Value.

The Risk Control Account Value is equal to the number of Accumulation Credits multiplied by the ending Accumulation Credit Factor. For the Secure Account, this is equal to 7,500 multiplied by $10.80975 which equals $81,073.13. For the Growth Account, this is equal to 2,500 multiplied by $11.82475 which equals $29,561.88. This is an increase of $1,198.13 for the Secure Account ($81,073.13 – $79,875 = $1,198.13) and an increase of $436.88 for the Growth Account ($29,561.88 – $29,125 = $436.88).

Example 3: This example illustrates how interest would be credited based on the return of the Index and subject to the Index Rate Cap and Index Rate Floor. In this example, the return on the Index is less than the Index Rate Floor.

Assume the following information:

As of the Prior Risk Control Account Anniversary:

Initial Index Value: 1,236

Contract Fee: 1.50%

S&P 500 Secure Account

Account Value: $81,073.13

Accumulation Credit Factor: $10.80975

Accumulation Credits: 7,500

Index Rate Floor: 0.00%

Index Rate Cap: 8.00%

S&P 500 Growth Account

Account Value: $29,561.88

Accumulation Credit Factor: $11.82475

Accumulation Credits: 2,500

Index Rate Floor: -10.00%

Index Rate Cap: 18.00%

As of the Risk Control Account Anniversary:

Closing Index Value: 988.8

Days in Risk Control Account Year: 365

Step 1: Calculate the Adjusted Index Value

The Initial Index Value is 1,236 and the Closing Index Value is 988.8. The Closing Index Value is less than the Initial Index Value multiplied by the result of 1 plus the Index Rate Floor for both the Secure and Growth Accounts. Therefore, the Adjusted Index Value equals the Initial Index Value multiplied by the result of 1 plus the Index Rate Floor. For the Secure Account, this is calculated as 1,236 multiplied by the result of 1 plus 0.00 which equals 1,236. For the Growth Account, this is calculated as 1,236 multiplied by the result of 1 plus -0.10 which equals 1,112.4.

Step 2: Calculate the Index Rate of Return

The Index Rate of Return is equal to the Adjusted Index Value divided by the Initial Index Value. For the Secure Account, this is calculated as 1,236 divided by 1,236 which equals 1.00 (0% increase from the Initial Index Value). For the Growth Account, this is calculated as 1,112.4 divided by 1,236 which equals 0.90 (10% decrease from Initial Index Value).

Step 3: Calculate the Risk Control Account Daily Contract Fee

The Risk Control Account Daily Contract Fee is equal to the Contract Fee divided by the number of days in the Risk Control Account Year multiplied by the Accumulation Credit Factor at the start of the Risk Control Account Year. For the Secure Account, this is equal to 1.50% divided by 365 multiplied by $10.80975 which equals $0.000444236. For the Growth Account, this is equal to 1.50% divided by 365 multiplied by $11.82475 which equals $0.000485949.

Step 4: Calculate the Accumulation Credit Factor

The Accumulation Credit Factor is equal to the Accumulation Credit Factor at the start of the Risk Control Account Year multiplied by the Index Rate of Return less the result of the Risk Control Account Daily Contract Fee multiplied by the number of days that have passed since the last Risk Control Account Anniversary. For the Secure Account, this is equal to $10.80975 multiplied by 1.00 less the result of $0.000444236 multiplied by 365 which equals $10.647604. For the Growth Account, this is equal to $11.82475 multiplied by 0.90 less the result of $0.000485949 multiplied by 365 which equals $10.464904.

Step 5: Calculate the Risk Control Account Value.

The Risk Control Account Value is equal to the number of Accumulation Credits multiplied by the ending Accumulation Credit Factor. For the Secure Account, this is equal to 7,500 multiplied by $10.647604 which equals $79,857.03. For the Growth Account, this is equal to 2,500 multiplied by $10.464904 which equals $26,162.26. This is a decrease of $1,216.10 for the Secure Account ($79,857.03 – $81,073.13 = -$1,216.10) and a decrease of $3,399.62 for the Growth Account ($26,162.26 – $29,561.88 = -$3,399.62).

Addition or Substitution of an Index. The same Index will be used for each Risk Control Account for the duration of the Risk Control Account Period. However, there is no guarantee that the Index will be available during the entire time you own your Contract. If: (i) the Index is discontinued, or (ii) the calculation of that Index is materially changed, we may substitute a suitable Index that will be used for the remainder of the Risk Control Account Period. If we substitute an Index, the performance of the new Index may differ from the original Index. This, in turn, may affect the interest credited to the Risk Control Account and the interest you earn under the Contract. We will not substitute an Index until that Index has been approved by the insurance department in your state.

We reserve the right to add or substitute the Index. If we substitute the Index, the performance of the new Index may differ from the original Index. This, in turn, may affect the index interest you earn.

In the unlikely event that we substitute the Index, we will attempt to add a suitable alternative index that is substantially similar to the Index being replaced on the same day that we remove the Index. If a change in an Index is made during a Risk Control Account Year, index interest will be calculated from the Risk Control Account Start Date until the date that the Index ceased to be available and that index interest will be added to or subtracted from the index interest calculated for the substitute Index from the date of substitution until the next Risk Control Account Anniversary. If we are unable to substitute a new Index at the same time as an Index ceases to be available there may be a brief interval between the date on which we remove the Index and add a suitable alternative index as a replacement, your Contract Value will continue to be allocated to the Risk Control Accounts. However, any credit to your Contract Value for that Risk Control Account Year will not reflect changes in the value of the Index or the replacement index during that interim period. If you take a partial withdrawal, surrender or annuitize the Contract, or die during the interim period, we will apply to your Contract Value allocated to a Risk Control Accounts based on the percentage change in the Index from the beginning of the Risk Control Account Year to the date on which the Index became unavailable under the Contract.

Please note that we may add or substitute an Index associated with the Risk Control Accounts by sending you written notice at your last known address stating the effective date on which the Index will be added or substituted. We will send you the notice in your annual report unless earlier written notice is necessary.

Risk Control Account Maturity Date

Rebalancing will occur automatically on the Risk Control Account Maturity Date. You may also exercise one of the following options by Authorized Request, without incurring a Market Value Adjustment or Surrender Charge. If you intend to change allocation instructions, transfer values or make withdrawals from a Risk Control Account, an Authorized Request must be received by us at least one Business Day prior to the Risk Control Account Maturity Date, otherwise your Risk Control Account Value will be allocated to a new Risk Control Account for another six-year term.

If the number of years until the Payout Date is at least equal to the Risk Control Account Period (six year period), you may exercise any of the following options by Authorized Request:

●	Request a change to your allocation instructions as of the Risk Control Account maturity Date for any or all of the Allocation Levels;

●	Request to transfer value (either a specific dollar amount or percentage) from the Risk Control Account Option to the Variable Subaccount Option (Level c), or vice versa, as of the Risk Control Account Maturity Date. If you choose this option:

● The transfer will occur Pro Rata from the Risk Control Accounts, or Variable Subaccounts, as applicable; and

● Rebalancing at Levels I and R will occur as of the Risk Control Account Maturity Date. However, rebalancing at Level C and V will be discontinued, unless or until you elect to reinstate rebalancing at Level C.

●	Withdraw the total Risk Control Account Value as of the Risk Control Account Maturity Date; or

●	Withdraw a portion of the total Risk Control Account Value as of the Risk Control Account Maturity Date. If you choose this option, you may also change your allocation instructions or request to transfer value, as described above.

You may also allocate additional Purchase Payments to the Risk Control Accounts 30 days prior to a Risk Control Account Maturity Date. Such Funds will be held in the Holding Account until the Risk Control Account Start Date.

A new Risk Control Account Period, with a newly declared Index Rate Cap, will begin on the Risk Control Account Maturity Date unless there is no Risk Control Account Value remaining as a result of a change to your allocation instructions and/or withdrawal.

Your Authorized Request to change your allocation instructions, transfer value and/or withdraw Risk Control Account Value must be received at least one Business Day prior to the Risk Control Account Maturity Date to take effect as of that date. If we do not receive such request at least one Business Day prior to the Risk Control Account Maturity Date, the request is not in Good Order and no transfer or withdrawal will occur based on such request. A new Risk Control Account Period will begin and rebalancing will occur based on the allocation instructions on file with us.

If the number of years until the Payout Date is less than the Risk Control Account Period, a new Risk Control Account cannot be started. You may choose one of the following by Authorized Request:

●	Request to transfer the Total Risk Control Account Value to one or more Variable Subaccounts as of the Risk Control Account Maturity Date;
●	Request to withdraw the total Risk Control Account Value as of the Risk Control Account Maturity Date; or
●	Request to transfer a portion of the Risk Control Account Value to one or more Variable Subaccounts and withdraw the remaining Risk Control Account Value as of the Risk Control Account Maturity Date.
●	Your Authorized Request to transfer Risk Control Account Value and/or withdraw Risk Control Account Value must be received at least one Business Day prior to the Risk Control Account Maturity Date. If we do not receive such request at least one Business Day prior to the Risk Control Account Maturity Date, the request is not in Good Order and no transfer or withdrawal will occur based on such request. The total Risk Control Account Value will then be transferred to the Variable Subaccounts according to the allocation instructions on file with us for Level V or will be returned to you.

Holding Account Value

Funds are allocated to the Holding Account when a Purchase Payment is received pending investment in a Risk Control Account. Holding Account Value will remain in the Holding Account until the next Risk Control Account Start Date unless Holding Account Value is being held during a Multiple Source Waiting Period. The period that Holding Account Value is kept in the Holding Account cannot be longer than the Multiple Source Waiting Period of six months. If the maximum Multiple Source Waiting Period is reached, the Holding Account Value will be transferred to the Risk Control Accounts as of the next available Risk Control Account Start Date. Holding Account Value cannot be transferred from the Holding Account to the Variable Subaccounts. Once Holding Account Value attributable to the initial Purchase Payment is transferred from the Holding Account to the Risk Control Account there is the 30-day period to discontinue the Initial Risk Control Accounts as described on page 20 which would allow Risk Control Account Value to be transferred to the Variable Subaccounts.

The Contract’s Holding Account is either a fixed Holding Account or a money market Holding Account. Contracts issued in all states other than Missouri have a fixed Holding Account. Contracts issued in Missouri have a money market Holding Account. We reserve the right to make the money market Holding Account available for new Contracts that we issue in other states.

We do not assess a Contract Fee against Contract Value held in the Holding Account.

Surrenders or withdrawals of Holding Account Values are subject to a Surrender Charge.

Fixed Holding Account: For the fixed Holding Account, we credit a fixed interest rate on Holding Account Value on a daily basis. The fixed Holding Account Value at any time is equal to:

●	The portion of the Purchase Payment(s) held in the Holding Account pending allocation to a Risk Control Account;

●	Plus interest credited; and

●	Less any prior partial withdrawal.

●

We credit interest on a daily basis on Purchase Payments that will be allocated to one or more Risk Control Accounts for the duration those Purchase Payments remain in the Holding Account. The annual effective interest rate that applies to the fixed Holding Account will be the interest rate in effect when a Purchase Payment is allocated to the fixed Holding Account. The annual effective rate of interest shown on your Contract Data Page applies to the initial Purchase Payment held in the fixed Holding Account as of the Contract Issue Date. Funds allocated to the fixed Holding Account on different dates may be credited with a different rate of interest. The interest rate, once determined will never be less than the minimum guaranteed interest rate described below and will not change for the duration that the funds remain in the fixed Holding Account.

We determine a new minimum guaranteed interest rate each calendar quarter (on each January 1 for the first calendar quarter, April 1 for the second calendar quarter, July 1 for the third calendar quarter, and October 1 for the fourth calendar quarter). For subsequent Purchase Payments, the minimum rate of interest credited on those amounts will be the minimum guaranteed interest rate we determine for the calendar quarter in which those Purchase Payments are allocated to the fixed Holding Account. The minimum guaranteed interest rate will never be less than the lesser of:

●	An annual rate of interest of 3%; or
●	An annual rate of interest determined as follows:
● The average of the three applicable monthly five-year Constant Maturity Treasury rates reported by the Federal Reserve (described below), and rounded to the nearest 0.05%;
● Minus 1.25%; and
● Subject to a minimum interest rate of 1.00%
The three monthly five-year Constant Maturity Treasury rates used in the calculation above are as follows:
●	The prior September, October, and November monthly five-year Constant Maturity Treasury rates will be used to determine the first quarter Minimum Guaranteed Interest Rate effective each January 1;
●	The prior December, January, and February monthly five-year Constant Maturity Treasury rates will be used to determine the second quarter Minimum Guaranteed Interest Rate effective each April 1;
●	The prior March, April, and May monthly five-year Constant Maturity Treasury rates will be used to determine the third quarter Minimum Guaranteed Interest Rate effective each July 1; and
●	The prior June, July, and August monthly five-year Constant Maturity Treasury rates will be used to determine the fourth quarter Minimum Guaranteed Interest Rate effective each October 1.

Money Market Holding Account: For the money market Holding Account, the money market Holding Account Value at any time is determined in the same manner described in the “Variable Subaccount Value” section of this Prospectus. The Variable Subaccount investing in the Goldman Sachs VIT Government Money Market (Institutional) serves as the money market Holding Account. For a description of the Goldman Sachs VIT Government Money Market (Institutional) Fund, see “Variable Subaccount Option” section of this Prospectus.

MARKET VALUE ADJUSTMENT

The Market Value Adjustment only applies to withdrawals from the Risk Control Accounts and is calculated separately for each Risk Control Account. A surrender or partial withdrawal from a Risk Control Account on a Risk Control Account Maturity Date is not subject to a Market Value Adjustment. If you surrender your Contract or take a partial withdrawal from a Risk Control Account during the Accumulation Period, we will apply the Market Value Adjustment to the amount being surrendered or withdrawn. No withdrawals or surrenders can be taken once Contract Value has been allocated to an Income Payout Option, therefore no Market Value Adjustment will apply after the end of the Accumulation Period.

IMPORTANT: The Market Value Adjustment will either increase or decrease the amount you receive from a partial withdrawal or your Surrender Value. You may lose a portion of your principal and previously credited interest due to the Market Value Adjustment regardless of the Risk Control Account to which you allocated Contract Value. You directly bear the investment risk associated with a Market Value Adjustment. You should carefully consider your income needs before purchasing the Contract.

Purpose of the Market Value Adjustment

The Market Value Adjustment is an adjustment that may be made to the amount you receive if you surrender the Contract or take a partial withdrawal from the Risk Control Accounts during the Accumulation Period. In general, if interest rate levels have increased at the time of surrender or partial withdrawal over their levels at the Risk Control Account Start Date, the Market Value Adjustment will be negative. Conversely, in general, if interest rate levels have decreased at the time of surrender or partial withdrawal over their levels at the Risk Control Account Start Date, the Market Value Adjustment will be positive. The Market Value Adjustment reflects, in part, the difference in yield of the Constant Maturity Treasury rate for a period consistent with the Risk Control Account Period beginning on the Risk Control Account Start Date and the yield of the Constant Maturity Treasury rate for a period starting on the date of surrender or partial withdrawal and ending on the Risk Control Account Maturity Date. The Constant Maturity Treasury rate is a rate representing the average yield of various Treasury securities. The calculation also reflects in part the difference between the effective yield of the Bank of America/Merrill Lynch 1-10 Year U.S. Corporate Constrained Index, Asset Swap Spread (the “Bank of America/Merrill Lynch Index”), a rate representative of investment grade corporate debt credit spreads in the U.S., on the Risk Control Account Start Date and the effective yield of the Bank of America/Merrill Lynch Index at the time of surrender or partial withdrawal. The greater the difference in those yields, respectively, the greater the effect the Market Value Adjustment will have. In general, if the Constant Maturity Treasury rate and Bank of America/Merrill Lynch Index have increased at the time of surrender or partial withdrawal over their levels at the Risk Control Account Start Date, the Market Value Adjustment will be negative and will decrease the Surrender Value or amount you receive from a partial withdrawal. Similarly, if the Constant Maturity Treasury rate and Bank of America/Merrill Lynch Index have decreased at the time of surrender or partial withdrawal over their levels at the Risk Control Account Start Date, the Market Value Adjustment will be positive and will increase the Surrender Value or amount you receive from a partial withdrawal.

The Company uses both the Constant Maturity Treasury rate and Bank of America/Merrill Lynch Index in determining any Market Value Adjustment since together both indices represent a broad mix of investments whose values may be affected by changes in market interest rates.

We will increase the amount you will be paid from a partial withdrawal by the amount of any positive Market Value Adjustment, and in the case of a surrender of the Contract, we will increase your Surrender Value by the amount of any positive Market Value Adjustment. Conversely, we will decrease the amount you will be paid from a partial withdrawal by the amount of any negative Market Value Adjustment, and in the case of a surrender of the Contract, we will decrease your Surrender Value by the amount of any negative Market Value Adjustment.

The amount of the Market Value Adjustment also reflects in part any change in the Accumulation Credit Factor for the Risk Control Account(s) determined at the time of surrender or partial withdrawal. We use the change in the Accumulation Credit Factor measured from the last Risk Control Account Anniversary (prior Accumulation Credit Factor) to the date of surrender or partial withdrawal (current Accumulation Credit Factor) to increase or decrease the amount of the Market Value Adjustment. If the change in the Accumulation Credit Factor, the current Accumulation Credit Factor divided by the prior Accumulation Credit Factor, is positive (greater than one), we divide the amount of the withdrawal subject to the Market Value Adjustment by the change in the Accumulation Credit Factor, which will decrease the amount subject to the market value adjustment factor and thereby reduce the amount of any positive or negative Market Value Adjustment. Conversely, if the change is negative (less than one), we divide the amount of the withdrawal subject to the Market Value Adjustment by the change in the Accumulation Credit Factor, which will increase the amount subject to the market value adjustment factor and therefore increase the amount of any positive or negative Market Value Adjustment. If there is no change in the Accumulation Credit Factor (the current Accumulation Credit Factor divided by the prior Accumulation Credit Factor equals one), there will be no change in the amount of the withdrawal subject to the market value adjustment factor and in the amount of any positive or negative Market Value Adjustment.

The Market Value Adjustment helps us offset our costs and risks of owning fixed income investments and other investments we use to back the guarantees under your Contract from the Risk Control Account Start Date to the time of a surrender or partial withdrawal.

Application and Waiver

For each Risk Control Account, we will calculate the Market Value Adjustment as of the date we receive your Authorized Request for surrender or partial withdrawal in Good Order at our Administrative Office. If the Market Value Adjustment is positive, we will increase your Surrender Value or amount you receive from a partial withdrawal by the amount of the positive Market Value Adjustment. If the Market Value Adjustment is negative, we will decrease the Surrender Value or amount you receive from a partial withdrawal by the amount of the negative Market Value Adjustment.

We will not apply a Market Value Adjustment to:

1.	Death Benefit proceeds;

2.	Transfers;

3.	Partial withdrawals taken as required minimum distributions under the Internal Revenue Code that are withdrawn under a systematic withdrawal program we provide;

4.	Upon application of Contract Value to an Income Payout Option;

5.	Partial withdrawals and surrenders from a Risk Control Account on the Risk Control Account Maturity Date; and

6.	Partial withdrawals and surrenders from the Holding Account.

Market Value Adjustment Formula

The Market Value Adjustment applies during every Allocation Option Period, even after the Surrender Charge Period. This means it applies for the initial 6-year Allocation Option Period, is zero on the Allocation Option Maturity Date, and restarts for any subsequent 6-year Allocation Option Period. A Market Value Adjustment is equal to the amount of the partial withdrawal or surrender from the Risk Control Account (W) divided by the result of the current Accumulation Credit Factor for the Risk Control Account divided by the prior Accumulation Credit Factor for the Risk Control Account then multiplied by the market value adjustment factor (MVAF) minus 1 or (W/(C/P))x(MVAF -1).

Where:

C = current Accumulation Credit Factor for the Risk Control Account (i.e., as of the date of withdrawal); and

P = prior Accumulation Credit Factor for the Risk Control Account (i.e., as of the Risk Control Account Anniversary immediately preceding the date of withdrawal).

MVAF = ((1 + I + K)/(1 + J + L)) ^N where:

I = The Constant Maturity Treasury Rate as of the Risk Control Account Start Date for a maturity consistent with the Risk Control Account Period (each Risk Control Account Period is six years);

J = Constant Maturity Treasury Rate as of the date of withdrawal for a maturity consistent with the remaining number of years (whole and partial) in the Risk Control Account Period (each Risk Control Account Period is six years);

(if there is no corresponding maturity of the Constant Maturity Treasury Rate, then the linear interpolation of the Constant Maturity Treasury Rates with maturities closest to N will be used to determine I and J.)

K = The Bank of America/Merrill Lynch Index as of the Risk Control Account Start Date;

L = The Bank of America/Merrill Lynch Index as of the date of withdrawal; and

N = The number of years (whole and partial) from the date of withdrawal until the Risk Control Account Maturity Date.

We determine I based on the Risk Control Account Period. For example, if the Risk Control Account Period is 6 years. I would correspond to the 6-year Constant Maturity Treasury rate on the Risk Control Account Start Date. We determine J when you take a partial withdrawal or surrender. For example, if the Risk Control Account Period is 6 years and you surrender the Contract 2 years into the Risk Control Account Period, J would correspond to the Constant Maturity Treasury rate consistent with the time remaining in the Risk Control Account Period or 4 years (4 = 6 - 2). For I and J where there is no

Constant Maturity Treasury rate declared, we will use linear interpolation of the Constant Maturity Rates Index with maturities closest to N to determine I and J.

The value of K and L on any Business Day will be equal to the closing value of the Bank of America/Merrill Lynch Index on the previous Business Day.

If the publication of any component of the Market Value Adjustment indices is discontinued or if the calculation of the Market Value Adjustment indices is changed substantially, we may substitute a new index for the discontinued or substantially changed index, subject to approval by the insurance department in your state. Before we substitute a Market Value Adjustment index, we will notify you in writing of the substitution.

For examples of how we calculate Market Value Adjustments, see “Appendix A” to this Prospectus.

SURRENDER VALUE

If you surrender the Contract, you will receive the Surrender Value, as of the Business Day, we received your Authorized Request in Good Order. The Surrender Value is equal to your Contract Value at the end of the Valuation Period in which we receive your Authorized Request, minus any applicable Surrender Charge, adjusted for any applicable Market Value Adjustment for Risk Control Accounts.

Upon payment of the Surrender Value, the Contract is terminated, and we have no further obligation under the Contract. We may require that the Contract be returned to our Administrative Office prior to making payment. The Surrender Value will not be less than the amount required by applicable state law. We will pay you the amount you request in connection with a full surrender by redeeming Accumulation Units from the Variable Subaccounts and/or Accumulation Credits from the Risk Control Accounts, and withdrawing Holding Account Value, if applicable.

ACCESS TO YOUR MONEY

Partial Withdrawals

At any time during the Accumulation Period you may make partial withdrawals by Authorized Request in Good Order. The minimum partial withdrawal amount is $100. Although withdrawal of Risk Control Account Value is generally not permitted while there is Variable Subaccount Value, you may withdraw Risk Control Account Value, on the Risk Control Account Maturity Date. You may provide specific instructions for withdrawal of Variable Subaccount Value other than the money market Holding Account Value. If you do not provide specific instructions, withdrawals will be processed on a Pro Rata basis from the value in all Variable Subaccounts other than the money market Holding Account. If there is insufficient Variable Subaccount Value, other than the money market Holding Account Value, Holding Account Value will be withdrawn. If there is insufficient Holding Account Value, the Risk Control Account Value will be withdrawn on a Pro Rata basis. Any applicable Surrender Charge and/or Market Value Adjustment will affect the amount available for a partial withdrawal. We will pay you the amount you request in connection with a partial withdrawal by redeeming Accumulation Units from the appropriate Variable Subaccounts, withdrawing Holding Account Value, and/or redeeming Accumulation Credits from the appropriate Risk Control Accounts, if applicable.

To make a partial withdrawal, you must do so by Authorized Request in Good Order. Partial withdrawals for less than $25,000 and changes to systematic withdrawals are permitted by telephone and in writing. The written consent of all Owners and Irrevocable Beneficiaries must be obtained before we will process the partial withdrawal. If an Authorized Request in Good Order is received by 4:00 P.M. Eastern Time, it will be processed that day. If an Authorized Request in Good Order is received after 4:00 P.M. Eastern Time, it will be processed on the next Business Day. If a partial withdrawal would cause your Surrender Value to be less than $2,000, we will provide written notice that the Contract will be surrendered 15 Business Days following mailing of the notice unless the Surrender Value is increased to the minimum required value of $2,000.

Partial withdrawals may be subject to Surrender Charges and/or a Market Value Adjustment (for Risk Control Accounts only). See “Fees and Expenses” and “Market Value Adjustment.” Partial withdrawals may also be subject to income tax and, if taken before age 59½, an additional 10% federal penalty tax. You should consult your tax adviser before taking a partial withdrawal. See “Federal Income Tax Matters.”

Systematic Withdrawals. If elected at the time of the application or requested at any other time by Authorized Request in Good Order, you may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Under the systematic withdrawal plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis), as specified by you. Such withdrawals must be at least $100 each. Generally, you must be at least age 59½ to participate in the systematic withdrawal plan. The withdrawals may be requested on the following basis:

●	As a specified dollar amount; or

●	In an amount equal to your required minimum distribution under the Internal Revenue Code.

For systematic withdrawals of Variable Subaccount Value other than the money market Holding Account Value, you may provide specific withdrawal instructions. If you do not provide instructions or if there is insufficient Variable Subaccount Value for the specified subaccounts, withdrawals will be processed on a Pro Rata basis from the value in all Variable Subaccounts other than the money market Holding Account. If there is insufficient Variable Subaccount Value other than the money market Holding Account Value, Holding Account Value will be withdrawn. If there is insufficient Holding Account Value, Risk Control Account Value will be withdrawn on a Pro Rata basis. No Surrender Charges or Market Value Adjustment will be deducted from systematic withdrawals to satisfy minimum required distributions established by the Internal Revenue Code. Other systematic withdrawals may be subject to Surrender Charges if they exceed the 10% annual free withdrawal amount. A Market Value Adjustment will be applied to all amounts taken from a Risk Control Account unless the systematic withdrawals are taken to satisfy minimum required distribution obligations.

Participation in the systematic withdrawal plan will terminate on the earliest of the following events:

●	The Surrender Value falls below the minimum required value of $2,000;

●	A termination date that you have specified is reached;

●	You request that your participation in the plan cease; or

●	The Payout Date is reached.

There are federal income tax consequences to partial withdrawals through the systematic withdrawal plan and you should consult with your tax adviser before electing to participate in the plan. We may discontinue offering the systematic withdrawal plan at any time.

Annual Free Withdrawal Amount. Each Contract Year, you may withdraw up to 10% of the total Purchase Payments received that are within the Surrender Charge Period at the time of the withdrawal for that Contract Year without incurring a Surrender Charge. As long as the partial withdrawals you take during a Contract Year do not exceed the Annual Free Withdrawal Amount, we will not assess a Surrender Charge.

If you make a partial withdrawal of less than the Annual Free Withdrawal Amount, the remaining Annual Free Withdrawal Amount will be applied to any subsequent partial withdrawal which occurs during the same Contract Year. Any remaining Annual Free Withdrawal Amount will not carry over to a subsequent Contract Year. Partial annuitization will count toward the Annual Free Withdrawal Amount.

The annual free withdrawal is subtracted from full surrenders for purposes of calculating the Surrender Charge.

Waiver of Surrender Charges. We will not deduct a Surrender Charge in the case of a partial withdrawal or surrender where the Owner or Annuitant qualifies for the Nursing Home or Hospital or Terminal Illness waiver, as described below. Before granting the waiver, we may request a second opinion or examination of the Owner or Annuitant by one of our examiners. We will bear the cost of such second opinion or examination. Each waiver may be exercised only one time.

●	Nursing Home or Hospital Waiver. We will not deduct a Surrender Charge in the case of a partial withdrawal or surrender where any Owner or Annuitant is confined to a licensed Nursing Home or Hospital, and has been confined to such Nursing Home or Hospital for at least 180 consecutive days after the latter of the Contract Issue Date or the date of change of the Owner or Annuitant. We require verification of confinement to the Nursing Home or Hospital, and such verification must be signed by the administrator of the facility (not available in Massachusetts).

●	Terminal Illness Waiver. We will not deduct a Surrender Charge in the case of a partial withdrawal or surrender where any Owner or Annuitant has a life expectancy of 12 months or less due to illness or accident. As proof, we require a determination of the Terminal Illness. Such determination must be signed by the licensed physician making the determination after the latter of Contract Issue Date or the date of change of the Owner or Annuitant. The physician may not be a member of your or the Annuitant’s immediate family (not available in New Jersey).

The laws of your state may limit the availability of the Surrender Charge waivers and may also change certain terms and/or benefits under the waivers. You should consult Appendix B to this Prospectus and your Contract for further details on these variations. Also, even if you do not pay a Surrender Charge because of the waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult a tax adviser to determine the effect of a partial withdrawal on your taxes.

Surrenders

You may surrender your Contract for the Surrender Value at any time during the Accumulation Period by Authorized Request. If an Authorized Request in Good Order is received before 4:00 P.M. Eastern Time on a Business Day, it will be processed that day. If an Authorized Request in Good Order is received at or after 4:00 P.M. Eastern Time on a Business Day or on a non-Business Day, it will be processed on the next Business Day.

To surrender your Contract, you must make an Authorized Request in Good Order to our Administrative Office. The consent of all Owners and Irrevocable Beneficiaries must be obtained before the Contract is surrendered.

Surrender Charges and/or a Market Value Adjustment may apply to your Contract surrender. See “Market Value Adjustment” and “Fees and Expenses.” A surrender may also be subject to income tax and, if taken before age 59½, an additional 10% federal penalty tax. You should consult a tax adviser before requesting a surrender. See “Federal Income Tax Matters.”

Partial Withdrawal and Surrender Restrictions

Your right to make partial withdrawals and surrender the Contract is subject to any restrictions imposed by any applicable law or employee benefit plan.

Right to Defer Payments

Generally, the amount of any partial withdrawal or full surrender will be paid to you within seven days after we receive your Authorized Request in Good Order. With respect to the Risk Control Accounts and the fixed Holding Account, we reserve the right to postpone payment for up to six months after we receive your Authorized Request in Good Order, subject to obtaining prior written approval by the state insurance commissioner if required by the law of the state in which we issued the Contract. In the event of postponement as described above, we will pay interest on the proceeds if required by state law, calculated at the effective annual rate and for the time period required under state law.

With respect to Variable Subaccounts and the money market Holding Account, to the extent permitted by applicable law, we reserve the right to postpone payment of any partial withdrawal or full surrender or death benefit proceeds for any period when: (i) the New York Stock Exchange is closed (other than customary weekend and holiday closings), or the SEC determines that trading on the exchange is restricted; (ii) the SEC determines than an emergency exists such that disposal of securities held in the Variable Separate Account, or the termination of their value, is not reasonably practicable; or (iii) the SEC, by order, permits us to defer payment in order to protect persons with interests in the Funds. In addition, pursuant to SEC rules, if the money market fund available as one of the Fund options (the “Money Market Fund”) suspends payment of redemption proceeds in connection with the liquidation of the Money Market Fund, we may delay a transfer or payment of any partial withdrawal or full surrender from the Variable Subaccount investing in the Money Market Fund (“Money Market Subaccount”) until the Money Market Fund is liquidated. Moreover, if the Money Market Fund suspends payment of redemption proceeds in connection with the implementation of liquidity gates by such Money Market Fund, we will delay transfer or payment of any partial withdrawal or full surrender from the Money Market Subaccount until the removal of such liquidity gates.

Bailout Provision

We will set a single bailout rate for all Risk Control Accounts under the Secure Account option and a single bailout rate for all Risk Control Accounts under the Growth Account option. The bailout rate(s) will be prominently displayed on your Contract Data Page attached to the front of the cover page of the Contract and will not change during the life of your Contract. If the Index Rate Cap for your Risk Control Account is set below the bailout rate for that Risk Control Account, the Bailout Provision allows you to transfer the Risk Control Account Value from that Risk Control Account during the 30-day period following the Risk Control Account Anniversary by Authorized Request without the application of a Market Value Adjustment. If the bailout rate equals the Index Rate Cap for your Risk Control Account, you will not be eligible to transfer your Risk Control Account Value under the Bailout Provision. For example, if the bailout rate for the Secure Account is set at 1.00% and the Index Rate Cap for the Secure Account is set at 1.00%, you would not be eligible to transfer under the Bailout Provision. If you intend to withdraw Risk Control Account Value transferred from a Risk Control Account under the Bailout Provision, the Risk Control Account Value would first be transferred to the Variable Subaccounts according to your instructions and then withdrawn from the Variable Subaccounts without the application of a Market Value Adjustment. The amount withdrawn from the Variable Subaccounts may be subject to a Surrender Charge. Partial withdrawals and surrender of the Contract by an Owner before age 59½ may also be subject to a ten percent tax. See “Federal Income Tax Matters” on page 65. We must receive your Authorized Request under the Bailout Provision in Good Order during the 30-day period following the Risk Control Account Anniversary. At any time the Index Rate Cap for your Risk Control Account is less than the bailout rate specified on your Contract Data Page, we may, at our discretion, restrict transfers into that Risk Control Account.

The Bailout Provision applies to all Risk Control Accounts.

DEATH BENEFIT

Death of the Owner

The Return of Purchase Payment Death Benefit Endorsement is attached to the Contract and provides a return of Purchase Payment Death Benefit during the Accumulation Period. The Death Benefit terminates on the earlier of the termination of the Contract or when the entire Contract is applied to an Income Payout Option.

If the Owner dies during the Accumulation Period (if there are joint Owners, the Death Benefit will become payable after the first joint Owner dies), a Death Benefit will become payable to the Beneficiary. We will pay the Death Benefit after we receive the following at our Administrative Office in a form and manner satisfactory to us:

●	Proof of Death of the Owner while the Contract is in force;

●	our claim form from each Beneficiary, properly completed; and

●	any other documents we require.

The Death Benefit will equal the greater of your Contract Value on the date we receive all the documents listed above or total Purchase Payments adjusted for withdrawals. Withdrawals will proportionally reduce total Purchase Payments by the ratio of the withdrawal to the Contract Value immediately prior to the withdrawal. Withdrawals include deductions for any applicable Surrender Charges and Market Value Adjustment.

Examples of Death Benefit after a withdrawal:

Example 1. This example assumes the Contract Value is greater than the total Purchase Payments at the time of the withdrawal.

Assume the following information:

Initial Purchase Payment = $85,000

Additional Purchase Payments = $15,000

Withdrawal (including Surrender Charges and Market Value Adjustments) = $20,000; no other withdrawals have been taken

Contract Value at the time of withdrawal = $115,000

Step 1: Calculate total Purchase Payments:

●	Total Purchase Payments = Initial Purchase Payment + Additional Purchase Payments
●	Total Purchase Payments = $85,000 + $15,000 = $100,000

Step 2: Calculate the Death Benefit that would be payable immediately prior to the withdrawal:

●	Death Benefit payable immediately prior to the withdrawal = The greater of total Purchase Payments and Contract Value
●	Death Benefit payable immediately prior to the withdrawal = The greater of $100,000 and $115,000 = $115,000

Step 3: Calculate ratio of the withdrawal to the Contract Value immediately prior to the withdrawal:

●	Ratio = Withdrawal / (Contract Value immediate prior to the withdrawal)
●	Ratio = $20,000 / $115,000 = 0.173913

Step 4: Calculate reduction to total Purchase Payments:

●	Reduction to total Purchase Payments = Ratio x (total Purchase Payments prior to withdrawal)
●	Reduction to total Purchase Payments = 0.173913 x $100,000 = $17,391.30

Step 5: Calculate total Purchase Payments adjusted for withdrawals:

●	Total Purchase Payments adjusted for withdrawals = Total Purchase Payments prior to withdrawal – Reduction to total Purchase Payments
●	Total Purchase Payments adjusted for withdrawals = $100,000 – $17,391.30 = $82,608.70

Step 6: Calculate the Contract Value after the withdrawal:

●	Contract Value immediately after the withdrawal = Contract Value at the time of the withdrawal – withdrawal
●	Contract Value immediately after the withdrawal = $115,000 – $20,000 = $95,000

Step 7: Calculate the Death Benefit that would be payable immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of total Purchase Payments adjusted for withdrawals and Contract Value immediately after the withdrawal
●	Death Benefit payable immediately after the withdrawal = The greater of $82,608.70 and $95,000 = $95,000

●	The withdrawal of $20,000 reduced the Death Benefit payable by $20,000 (i.e. $115,000 - $95,000)

Example 2. This example assumes the Contract Value is less than the total Purchase Payments at the time of the withdrawal.

Assume the following information:

Initial Purchase Payment = $85,000

Additional Purchase Payments = $15,000

Withdrawal (including Surrender Charges and Market Value Adjustments) = $20,000; no other withdrawals have been taken

Contract Value at the time of withdrawal = $85,000

Step 1: Calculate total Purchase Payments:

●	Total Purchase Payments = Initial Purchase Payment + Additional Purchase Payments
●	Total Purchase Payments = $85,000 + $15,000 = $100,000

Step 2: Calculate the Death Benefit that would be payable immediately prior to the withdrawal:

●	Death Benefit payable immediately prior to the withdrawal = The greater of total Purchase Payments and Contract Value
●	Death Benefit payable immediately prior to the withdrawal = The greater of $100,000 and $85,000 = $100,000

Step 3: Calculate ratio of the withdrawal to the Contract Value immediately prior to the withdrawal:

●	Ratio = Withdrawal / (Contract Value immediate prior to the withdrawal)
●	Ratio = $20,000 / $85,000 = 0.2352941

Step 4: Calculate reduction to total Purchase Payments:

●	Reduction to total Purchase Payments = Ratio x (total Purchase Payments prior to withdrawal)
●	Reduction to total Purchase Payments = 0.2352941 x $100,000 = $23,529.41

Step 5: Calculate total Purchase Payments adjusted for withdrawals:

●	Total Purchase Payments adjusted for withdrawals = Total Purchase Payments prior to withdrawal – Reduction to total Purchase Payments
●	Total Purchase Payments adjusted for withdrawals = $100,000 – $23,529.41 = $76,470.59

Step 6: Calculate the Contract Value after the withdrawal:

●	Contract Value immediately after the withdrawal = Contract Value at the time of the withdrawal – withdrawal
●	Contract Value immediately after the withdrawal = $85,000 – $20,000 = $65,000

Step 7: Calculate the Death Benefit that would be payable immediately after the withdrawal

●	Death Benefit payable immediately after the withdrawal = The greater of total Purchase Payments adjusted for withdrawals and Contract Value immediately after the withdrawal
●	Death Benefit payable immediately after the withdrawal = The greater of $76,470.59 and $65,000 = $76,470.59
●	The withdrawal of $20,000 reduced the Death Benefit payable by $23,529.41 (i.e. $100,000 - $76,470.59)

As illustrated in Example 2, the Death Benefit calculation may result in a reduction in the Death Benefit that is significantly larger than the withdrawal amount.

If an Owner is added or changed, the amount that will be paid upon the death of the new Owner is equal to the Contract Value on the date we receive all the documents listed above. There is no impact on the Death Benefit if an Owner is removed or if the Owner is changed due to a spousal continuation.

If we receive Proof of Death before 4:00 P.M. Eastern Time, we will determine the amount of the Death Benefit as of that day. If we receive Proof of Death at or after 4:00 P.M. Eastern Time, we will determine the amount of the Death Benefit as of the next Business Day. The Death Benefit proceeds will be paid within 7 days after our receipt of due proof of death and all other required documents as described above.

No Surrender Charges or Market Value Adjustments will apply to the Death Benefit.

Within 60 days after we receive Proof of Death, the Beneficiary must elect the payment method for the Death Benefit. Those options are described below. We will pay the Death Benefit in a manner that complies with the requirements of Section 72(s) or 401(a)(9) of the Internal Revenue Code, as applicable. If one or more Beneficiaries do not elect a payment method within 60 days of our receipt of due proof of death of the Owner, we will pay the Death Benefit proceeds to those Beneficiaries who did elect a payment method according to the payment method elected by the Beneficiary. If the Beneficiary has not elected a payment method, the Beneficiary’s interest in the Contract will be distributed as a lump sum immediately following the 60-day period.

Death of Annuitant While the Owner is Living

If an Owner is a natural person and the Annuitant dies during the Accumulation Period, the following will occur: (i) if there is a surviving Joint Annuitant, the surviving Joint Annuitant will become the Annuitant; and (ii) if there is no Joint Annuitant, the Owner (Primary Owner if joint Owner) will become the Annuitant. If, however, the Owner is not a natural person and the Annuitant dies during the Accumulation Period, the following will occur: (i) if there is a surviving Joint Annuitant, the surviving Joint Annuitant will become the Annuitant; and (ii) if there is no Joint Annuitant, the Beneficiary must elect to receive the Death Benefit proceeds. If you have any questions concerning the criteria you should use when choosing Annuitants under the Contract, consult your financial professional.

Death Benefit Payment Options

The following rules apply to the payment of the Death Benefit under a Non-Qualified Contract:

●	Spouses – If the sole Beneficiary is the surviving Spouse of the deceased Owner, then he or she may choose to continue the Contract and become the new Owner (except under certain Qualified Contracts). At the death of the surviving Spouse, this provision may not be used again, even if that surviving Spouse remarries. In that case, the rules for non-Spouses will apply. A surviving Spouse may also elect to receive the Death Benefit proceeds in a lump sum, apply the proceeds to an Income Payout Option, or receive the Death Benefit proceeds within five years of the date of the Owner’s death.

●	Non-Spouses – If the Beneficiary is not the surviving Spouse of the deceased Owner, then this Contract cannot be continued. Instead, upon the death of any Owner, the Beneficiary must choose one of the following:
●	Receive the Death Benefit (if the Beneficiary is a natural person) pursuant to one of the Income Payout Options. Payments under an Income Payout Option must begin within one year of the Owner’s death and must not extend beyond the Beneficiary’s life expectancy;

●	Receive the Death Benefit in one lump sum following our receipt of Proof of Death; or

●	Receive the Death Benefit in one lump sum, deferred for up to five years from the date of the Owner’s death.

Upon receipt of Proof of Death, the Beneficiary must instruct us how to treat the proceeds subject to the distribution rules discussed above. Other minimum distribution rules apply to Qualified Contracts.

Impact of Spousal Continuation on the Death Benefit

If the surviving Spouse of the deceased Owner chooses to continue the Contract and become the new Owner, effective on the continuation date, we will set the Contract Value equal to the Death Benefit proceeds that would have been payable to the Spouse as the designated Beneficiary.

On or after the continuation date, the Death Benefit is equal to the greater of the Contract Value on the date we receive all documents listed above under the “Death of Owner” section or total Purchase Payments adjusted for withdrawals since the continuation date; where total Purchase Payments is equal to the Contract Value on the continuation date, increased by additional Purchase Payments received since the continuation date. Withdrawals will proportionally reduce total Purchase Payments by the ratio of the withdrawal to the Contract Value immediately prior to the withdrawal. Withdrawals include deductions for any applicable Surrender Charges and Market Value Adjustments.

No Surrender Charges or Market Value Adjustments will apply to the Death Benefit.

Death of Owner or Annuitant After the Payout Date

If an Annuitant dies during the Payout Period, remaining income payments or Death Benefit proceeds, if any, will be distributed as provided by the Income Payout Option in effect. The Income Payout Option in effect will determine whether additional income payments or a Death Benefit apply.

If an Owner dies during the Payout Period, any remaining income payments will be distributed at least as rapidly as provided by the Income Payout Option in effect.

Interest on Death Benefit Proceeds

Interest will be paid on lump sum Death Benefit proceeds if required by state law. Interest, if any, will be calculated at the rate and for the time period required by state law.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. The “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.

To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. To make such changes, please contact us by writing to us or calling us at our Administrative Office.

INCOME PAYMENTS – THE PAYOUT PERIOD

Payout Date

When you purchase the Contract, we will set the Payout Date as the Contract Anniversary following the Annuitant’s 95th birthday. If there are Joint Annuitants, we will set the Payout Date based on the age of the oldest Joint Annuitant. Please refer to the Data Page of your Contract for details.

You may change the Payout Date by sending an Authorized Request in Good Order to our Administrative Office provided: (i) the request is made while an Owner is living; (ii) the request is received at our Administrative Office at least 30 days before the anticipated Payout Date; (iii) the requested Payout Date is at least two years after the Contract Issue Date; and (iv) the requested Payout Date is no later than the anticipated Payout Date as shown on your Contract Data Page. Any such change is subject to any maximum maturity age restrictions that may be imposed by law.

Payout Period

The Payout Period is the period of time that begins on the Payout Date and continues until we make the last payment as provided by the Income Payout Option chosen. On the first day of the Payout Period, the Contract Value will be applied to the Income Payout Option you selected. A Surrender Charge and Market Value Adjustment will not apply to proceeds applied to an Income Payout Option. You cannot change the Annuitant or Owner on or after the Payout Date for any reason.

Terms of Income Payments

We use fixed rates of interest to determine the amount of fixed income payments payable under the Income Payout Options. Fixed income payments are periodic payments from us to the Owner, the amount of which is fixed and guaranteed by us. The amount of each payment depends on the form and duration of the Income Payout Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the Income Payments and the applicable income purchase rates in the Contract. The income purchase rates in the Contract are based on a minimum guaranteed interest rate of 1%. We may, in our discretion and on a non-discriminatory basis, make Income Payments in an amount based on a higher interest rate. Once income payments begin, you cannot change the terms or method of those payments. We do not apply a Surrender Charge or Market Value Adjustment to income payments.

We will make the first income payment on the Payout Date. We may require proof of age and gender (if the Income Payout Option Rates is based on gender) of the Annuitant/Joint Annuitants before making the first income payment. To receive income payments, the Annuitant/Joint Annuitant must be living on the Payout Date and on the date that each subsequent payment is due as required by the terms of the Income Payout Option. We may require proof from time to time that this condition has been met.

INCOME PAYOUT OPTIONS

Election of an Income Payout Option

You and/or the Beneficiary may elect to receive one of the Income Payout Options described under “Options” below. The Income Payout Option and distribution, however, must satisfy the applicable distribution requirements of Section 72(s) or 401(a)(9) of the Internal Revenue Code, as applicable.

The election of an Income Payout Option must be made by Authorized Request. The election is irrevocable after the payments commence. The Owner may not assign or transfer any future payments under any option.

The amount applied under each option must be at least $2,500, or the amount required to provide an initial monthly income payment of $20.

We will make income payments monthly, quarterly, semiannually, or annually for the Installment Option. Life Income and Joint Survivor options allow monthly income payments. We will also furnish the amount of such payments on request. Payments that are less than $20 will only be made annually.

If you do not select an Income Payout Option, we will make monthly payments on the following basis, unless the Internal Revenue Code requires that we pay in some other manner in order for this Contract to qualify as an annuity or to comply with Section 401(a)(9), in which case we will comply with those requirements;

●	Life Income Option with a 10-Year Guaranteed Period Certain (as described below) for Contracts with one Annuitant; and

●	Joint and Survivor Life Income Option with a 10-Year Guaranteed Period Certain (as described below) for Contracts with two Annuitants.

You may change your Income Payout Option any time before payments begin on the Payout Date.

Options

We offer the following Income Payout Options described below. The frequency and duration of income payments will affect the amount you receive with each payment. In general, if income payments are expected to be made over a longer period of time, the amount of each income payment will be less than the amount of each income payment if income payments are expected to be made over a shorter period of time. Similarly, more frequent income payments will result in the amount of each income payment being lower than if income payments were made less frequently for the same period of time.

Option 1 -- Installment Option. We will pay monthly income payments for a chosen number of years, not less than 10, nor more than 30. If the Annuitant dies before income payments have been made for the chosen number of years: (a) income payments will be continued for the remainder of the period to the Owner; or (b) the present value of the remaining income payments, computed at the interest rate used to create the Option 1 rates, will be paid to the Owner. For purposes of the present value calculation, guaranteed rates will be used.

Option 2 -- Life Income Option -- Guaranteed Period Certain. We will pay monthly income payments for as long as the Annuitant lives. If the Annuitant dies before all the income payments have been made for the guaranteed period certain: (a) income payments will be continued for the remainder of the guaranteed period to the Owner; or (b) the present value of the remaining income payments, computed at the interest rate used to create the Option 2 rates, will be paid to the Owner. For purposes of the present value calculation, guaranteed rates will be used. The guaranteed period certain choices are 0 (life income only), 5, 10, 15, or 20 years. If a guaranteed period of 0 years (life income only) is selected and the Annuitant dies before the date the first income payment is made, no income payments would be paid.

Option 3 -- Joint and Survivor Life Income Option – with 10 Year Guaranteed Period Certain. We will pay monthly income payments for as long as either of the Annuitants lives. If at the death of the second surviving Annuitant, income payments have been made for less than 10 years: (a) income payments will be continued for the remainder of the guaranteed period certain to the Owner; or (b) the present value of the remaining income payments, computed at the interest rate used to create the Option 3 rates, will be paid to the Owner. For purposes of the present value calculation, guaranteed rates will be used.

The Income Payout Options described above may not be offered in all states. Any state variations are described in Appendix B to this Prospectus. Further, we may offer other Income Payout Options. More than one option may be elected. If your Contract is a Qualified Contract, not all options may satisfy required minimum distribution rules. In addition, note that effective for Qualified Contract Owners who die on or after January 1, 2020, subject to certain exceptions, most non-spouse designated beneficiaries must now complete death benefit distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor. Option 2 and Option 3 pay monthly income payments. We do allow partial annuitization. Partial annuitization will count toward the Annual Free Withdrawal Amount.

FEDERAL INCOME TAX MATTERS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. If you invest in an annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. See “Non-Natural Person” below for a discussion of Non-Qualified Contracts owned by persons such as corporations and trusts that are not natural persons.

Tax Status of the Contracts

Tax law imposes several requirements that annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be “adequately diversified” in accordance with Treasury regulations in order for the Contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give Owners investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (i) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (ii) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death unless distributions are made over life or life expectancy, of such Beneficiary, beginning within one year of the death of the Owner. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Internal Revenue Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value, without adjustment for any applicable Surrender Charge, immediately before the distribution over the Owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The Contract Value immediately before a withdrawal may have to be increased by any positive Market Value Adjustment that results from a withdrawal. There is, however, no definitive guidance on the proper tax treatment of Market Value Adjustments and you may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payment paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract and Qualified Contract, there may be an imposed federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions if they are:

●	made on or after the taxpayer reached age 59½;

●	made on or after the death of an Owner;

●	attributable to the taxpayer’s becoming disabled; or

●	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Additional exceptions may apply to distributions from a Qualified Contract. You should consult a qualified tax adviser.

Income Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of income payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.

Partial Annuitization. If part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. The payment options under the Contract are intended to qualify for this “partial annuitization” treatment. Please consult a tax advisor if you are considering a partial annuitization.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as income payments.

Transfers, Assignments or Exchanges of the Contract. A transfer or assignment of ownership of the Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of the Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption.

Taxation of Qualified Contracts

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. This Contract is available as a qualified contract as follows.

Individual Retirement Annuities (IRAs), as defined in Section 408 of the Internal Revenue Code, permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversation to Roth IRAs.

Roth IRAs, as described in Internal Revenue Code Section 408A, permit certain eligible individuals to contribute to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (i) before age 59½ (subject to certain exceptions), or (ii) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Other Tax Issues. Qualified Contracts have required minimum distribution rules that govern the timing and amount of distributions. You should refer to your Contract or consult a tax adviser for more information about these distribution rules. Please note recent important changes to the required minimum distribution rules. Under IRAs and defined contribution requirement plans, most non-spouse beneficiaries will no longer be able to stretch payouts over their lifetime. Instead those beneficiaries will have to take their after-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die after December 31, 2019. Consult a tax advisor if you are affected by these new rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

Federal Estate Taxes, Gift and Generation-Skipping Transfer Taxes

While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the contingent Owner or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer (“GST”) tax” when all or part of an annuity contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. The federal estate tax, gift tax and GST tax exemptions and maximum rates may each be adjusted. In 2021, each Owner can give away $11.7 million during life or at death before incurring a Federal gift or estate tax ($23.4 million if you “split” the gift with your spouse). This is your Federal “exemption” from estate and gift tax, and it increases every year with inflation. Taxable gifts made above this amount generally incur a 40% tax.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax

Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Same-Sex Spouses

The Contract provides that upon your death, a surviving Spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases By Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the Contract and do not intend the above discussion as tax advice.

Important Information about the Indices

Bank of America/Merrill Lynch Index

The Contract is not sponsored, endorsed, sold or promoted by Bank of America/Merrill Lynch (“BofA Merrill Lynch”). BofA Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Contract, nor makes any representation or warranty, express or implied, to the Owners of the Contract or any member of the public regarding the Contract or the advisability of investing in the Contract, particularly the ability of the Bank of America/Merrill Lynch Index to track performance of any market or strategy. BofA Merrill Lynch’s only relationship to the Company is the licensing of certain trademarks and trade names and indices or components thereof. The Bank of America/Merrill Lynch Index is determined, composed and calculated by BofA Merrill Lynch without regard to the Company or the Contract or its Owners. BofA Merrill Lynch has no obligation to take the needs of the Company or the Owners of the Contract into consideration in determining, composing or calculating the Bank of America/Merrill Lynch Index. BofA Merrill Lynch is not

responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Contract to be issued or in the determination or calculation of the equation by which the Contract is to be priced, sold, purchased, or redeemed. BofA Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of the Contract.

BOFA MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BANK OF AMERICA/MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN AND BOFA MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. BOFA MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, HOLDERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BANK OF AMERICA/MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN. BOFA MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE BANK OF AMERICA/MERRILL LYNCH INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Bank of America/Merrill Lynch Index is a trademark of Bank of America/Merrill Lynch or its affiliates and has been licensed for use by the Company.

S&P 500 Index. The Contract is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of the McGraw-Hill companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Contract. S&P has no obligation to take the needs of the Company or the Owners of the Contract into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contract or in determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Contract.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. The S&P 500 Index can go up or down based on the stock prices of the 500 companies that comprise the Index. The S&P 500 Index does not include dividends paid on the stocks comprising the Index and therefore does not reflect the full investment performance of the underlying stocks.

The S&P 500 Index is a trademark of Standard & Poor’s or its affiliates and has been licensed for use by the Company.

MSCI EAFE Index. The Contract is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International Inc. (“MSCI”). MSCI makes no representation or warranty, express or implied, to the owners of the Contract or any member of the public regarding the advisability of investing in securities generally or in the Contract particularly or the ability of the MSCI EAFE Index to track general stock market performance. MSCI’s only relationship to the Company is in the licensing of certain trademarks and trade names of MSCI and of the MSCI EAFE Index which is determined, composed and calculated by MSCI without regard to the Company or the Contract. MSCI has no obligation to take the needs of the Company or the Owners of the Contract into consideration in determining, composing or calculating the MSCI EAFE Index. MSCI is not responsible for and has not participated in the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contract or in determination or calculation of the equation by which the Contract is to be converted into cash. MSCI has no obligation or liability in connection with the administration, marketing or trading of the Contract.

MSCI DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MSCI EAFE INDEX OR ANY DATA INCLUDED THEREIN AND MSCI SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MSCI MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MSCI INDEX OR ANY DATA INCLUDED THEREIN. MSCI MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MSCI EAFE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across developed markets countries around the world, excluding the U.S. and Canada. With 912 constituents, the MSCI EAFE Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI EAFE Index is a trademark of MSCI or its affiliates and has been licensed for use by the Company.

On March 27, Congress passed the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provision, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts.

Required Minimum Distributions. The CARES Act allows participants and beneficiaries in certain qualified plans and IRAs to suspend taking required minimum distributions in 2020, including any initial required minimum distributions for 2019 that would have been due by April 1, 2020. Additionally, the year 2020 will not be counted in measuring the five year post-death distribution period requirement. Any distributions made in 2020 that, but for the CARES Act, would have been a required minimum distribution will instead be eligible for rollover and will not be subject to the 20% mandatory withholding.

Retirement Plan Distribution Relief. Under the CARES Act, an “eligible participant” can withdraw up to a total of $100,000 from IRAs and certain qualified plans that adopt this provision without being subject to the 10% additional tax on early distributions. The Federal income tax on these distributions can be spread ratably over three years and the distributions may be re-contributed during the three-year period following the distribution. For these purposes, eligible participants are participants who:

●	have been diagnosed with COVID-19,
●	have spouses or dependents diagnosed with COVID-19, or
●	have experienced adverse financial consequences stemming from COVID-19 as a result of
o	being quarantined, furloughed or laid off,
o	having reduced work hours,
o	being unable to work due to lack of child care,
o	the closing or reduction of hours of a business owned or operated by the participant, or
o	other factors determined by the Treasury Department.

Eligible participants can take these distributions from 401(k), 403(b), and governmental 457(b) plans even if they would otherwise be subject to in-service withdrawal restrictions (e.g., distributions before age 59½) and the 20% withholding that would otherwise apply to these distributions does not apply.

OTHER INFORMATION

Distribution of the Contract

We offer the Contract on a continuous basis. We have entered into a distribution agreement with our affiliate, CBSI, for the distribution of the Contract. MEMBERS Life Insurance Company and CBSI are both wholly-owned subsidiaries of CUNA Mutual Investment Corporation. The principal business address of CBSI is 2000 Heritage Way, Waverly, IA 50677. Contracts are sold by licensed insurance agents (the “Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of CBSI or other affiliated and unaffiliated broker-dealer firms (the “Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), who are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and who have entered into the Company’s selling agreements with us and the principal underwriter, CBSI.

We pay CBSI and/or our affiliates pay the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to CBSI and the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and the Selling Agent. The Selling Agents are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company. Selling Agents who are registered representatives of CBSI or our affiliates are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash items that we may jointly provide with CBSI or our affiliates. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Contracts may help registered representatives of CBSI qualify for such benefits. Selling Agents who are registered representatives of CBSI or our affiliates may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement and the Contract sold but is not expected to be more than 7.25% of each Purchase Payment. We may also pay asset-based commission (sometimes called trail commissions) in addition to the Purchase Payment-based commission. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

We also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of each Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, increased access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Selling Agents, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our annuity contracts (including the Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contract.

Business Disruption and Cyber-Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable and index-linked product business activities. Because our variable and index-linked product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, CBSI, the Funds and intermediaries may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or CBSI, the Funds and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we, CBSI, the Funds or intermediaries will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

Authority to Change

Only the President or Secretary of the Company may change or waive any of the terms of your Contract. Any change must be in writing and signed by the President or Secretary of the Company. You will be notified of any such change, as required by law.

Incontestability

We consider all statements in your application (in the absence of fraud) to be representations and not warranties. We will not contest your Contract.

Misstatement of Age or Gender

If an Annuitant’s date of birth is misstated, we will adjust the income payments under the Contract to be equal to the payout amount the Contract Value would have purchased based on the Annuitant’s correct date of birth. If an Annuitant’s gender has been misstated, and the Life Income Rate Type is based on gender, we will adjust the income payments under the Contract to be equal to the payout amount the Contract Value would have purchased based on the Annuitant’s correct gender. We will add any underpayments to the next payment. We will subtract any overpayment from future payments. We will not credit or charge any interest to any underpayment or overpayment.

Conformity with Applicable Laws

The provisions of the Contract conform to the minimum requirements of the state in which the Contract is delivered (i.e., the “state of issue”). The laws of the state of issue control any conflicting laws of any other state in which the Owner may live on or after the Contract Issue Date. If any provision of your Contract is determined not to provide the minimum benefits required by the state in which the Contract is issued, such provision will be deemed to be amended to conform or comply with such laws or regulations. Further, the Company will amend the Contract to comply with any changes in law governing the Contract or the taxation of benefits under the Contract.

Reports to Owners

At least annually, we will mail a report to you at your last known address of record, a report that will state the beginning and end dates for the current report period; your Contract Value at the beginning and end of the current report period; the amounts that have been credited and debited to your Contract Value during the current report period, identified by the type of activity the amount represents; the Surrender Value at the end of the current report period; and any other information required by any applicable law or regulation.

You also will receive confirmations of each financial transaction, such as transfers, withdrawals, and surrenders.

Change of Address

You may change your address by writing to us at our Administrative Office. If you change your address, we will send a confirmation of the address change to both your old and new addresses.

Inquiries

You may make inquiries regarding your Contract by writing to us or calling us at our Administrative Office.

CORPORATE HISTORY OF THE COMPANY

We are a wholly-owned indirect subsidiary of CMFG Life Insurance Company (“CMFG Life”) and a direct wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). We were formed by CMFG Life on February 27, 1976, as a stock life insurance company under the laws of the State of Wisconsin for the purpose of writing credit disability insurance. The original name of the Company was CUDIS Insurance Society, Inc. On August 3, 1989, the Company’s name changed to CUMIS Life Insurance, Inc., and was subsequently changed to its current name on January 1, 1993. League Life Insurance Company (Michigan) merged into the Company on January 1, 1992 in connection with the concurrent merger of MEMBERS Life Insurance Company (Texas) into the Company. We re-domiciled from Wisconsin to Iowa on May 3, 2007. On February 17, 2012, we amended and restated our Articles of Incorporation to change our purpose to be the writing of any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter 508 and any other line of insurance or annuity business authorized by the laws of the State of Iowa. Currently, we have no employees.

CMFG Life is a stock insurance company organized on May 20, 1935 and domiciled in Iowa. CMFG Life is one of the world’s largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. Further, CMFG Life and its affiliated companies currently offer deferred and immediate annuities, individual term and permanent life insurance, and accident and health insurance. In 2012, CMFG Life was reorganized as a wholly-owned subsidiary of TruStage Financial Group, Inc. (f/k/a CUNA Mutual Financial Group, Inc.), which is a wholly-owned subsidiary of CUNA Mutual Holding Company (“CM Holding”), a mutual holding company organized under the laws of the State of Iowa.

In August 2013, the Company began issuing an Index-Linked Annuity Contract under the name “MEMBERS® Zone Annuity”. In July 2016, the Company began issuing a flexible premium variable and index-linked deferred annuity contract under this Contract. In December 2018, the Company began issuing a flexible premium deferred variable and index linked annuity contract under the name “MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity” Contract. In August 2019, the Company began issuing a single premium deferred index annuity contract under the name “CUNA Mutual Group Zone Income™ Annuity”. In August 2019, the Company began issuing a single premium deferred index annuity under the name “CUNA Mutual Group Zone Income Annuity.” These annuity contracts account for all the new product sales of the Company. The Company also serves previously existing blocks of individual and group life policies.

CMFG Life provides significant services required in the conduct of the Company’s operations. We have entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement for the administration of our business pursuant to which CMFG Life performs certain administrative functions related to agent licensing, payment of commissions, actuarial services, annuity policy issuance and service, accounting and financial compliance, market conduct, general and informational services and marketing as well as certain resources and personnel with us; and pursuant to which CMFG Life provides us with certain procurement, disbursement, billing and collection and services.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202, or call us at 1-800-798-5500.

We share office space with our indirect parent, CMFG Life. CMFG Life occupies office space in Madison, Wisconsin and Waverly, Iowa that is owned by CMFG Life. Expenses associated with the facilities are allocated to us through the Amended and Restated Expense Sharing Agreement that we entered into with CMFG Life on January 1, 2015.

Financial Information

Our financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”). Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the Insurance Department.

Investments

Our investment portfolio consists primarily of fixed income securities.

Reinsurance

We reinsure our life insurance exposure with an affiliated insurance company under a traditional indemnity reinsurance arrangement. We entered into a Coinsurance Agreement with CMFG Life in 2012. Under this agreement, we agreed to cede 95% of all insurance in force, as of October 31, 2012 to CMFG Life. On September 30, 2015, we amended the Coinsurance Agreement with CMFG Life and now cede 100% of our insurance policies in force to CMFG Life. In 2013, we entered into a second agreement to cede 100% of the business related to MEMBERS® Zone Annuity contracts to CMFG Life. On November 1, 2015, we entered into a Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to the MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity contracts. On October 15, 2018, we amended the Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity Contracts. On August 19, 2019, we entered into a

Coinsurance Agreement with CMFG Life to cede 100% of the business related to CUNA Mutual Group Zone Income™ Annuity contracts. These agreements do not relieve us of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities.

Policy Liabilities and Accruals

The applicable accounting standards and state insurance laws under which we operate require that we record policy liabilities to meet the future obligations associated with all of our outstanding policies.

POTENTIAL RISK FACTORS THAT MAY AFFECT OUR BUSINESS AND OUR FUTURE RESULTS

Although economic conditions both domestically and globally have continued to improve since the recession from late 2007 through the first half of 2009, we remain vulnerable to market uncertainty and continued financial instability of national, state and local governments. Conditions in the global capital markets and economy could deteriorate in the near future and affect our financial position and our level of earnings from our operations.

Markets in the United States and elsewhere remain subject to volatility and disruption. Any future economic downturn or market disruption could negatively impact our ability to invest our funds.

Specifically, if market conditions deteriorate in 2020 or beyond:

●	our investment portfolio could incur other-than-temporary impairments;

●	due to potential downgrades in our investment portfolio, we could be required to raise additional capital to sustain our current business in force and new sales of our annuity products which may be difficult in a distressed market. If capital would be available, it may be the terms that are not favorable to us; or

●	Our liquidity could be negatively affected and we could be forced to further limit our operations and our business could suffer, as we need liquidity to pay our policyholder benefits and operating expenses.

The principal sources of our liquidity are monthly settlements under the coinsurance agreements with CMFG Life, annuity deposits, investment income, proceeds from the sale, maturity and call of investments and capital contributions from CMFG Life.

Governmental initiatives intended to improve global and local economies that have been adopted may not be effective and, in any event, may be accompanied by other initiatives, including new capital requirements or other regulations that could materially affect our results of operations, financial condition and liquidity in ways that we cannot predict.

We are subject to extensive laws and regulations that are administered and enforced by a number of different regulatory authorities including state insurance regulators, the National Association of Insurance Commissioners (“NAIC”) and the SEC. Some of these authorities are or may in the future consider enhanced or new regulatory requirements intended to prevent future crises or otherwise assure the stability of institutions under their supervision. These authorities may also seek to exercise their supervisory or enforcement authority in new or more robust ways. All of these possibilities, if they occurred, could affect the way we conduct our business and manage our capital, and may require us to satisfy increased capital requirements, any of which in turn could materially affect our results of operations, financial condition and liquidity.

We face potential competition from companies that have greater financial resources, broader arrays of products, higher ratings and stronger financial performance, which may impair our ability to attract new customers and maintain our profitability and financial strength. It may also impair our ability to retain customers which could increase surrenders and impact profitability and financial strength.

We operate in a highly competitive industry. Many of our competitors are substantially larger and enjoy substantially greater financial resources, claims-paying ability and financial strength, broader and more diversified product lines and more widespread distribution relationships. Our annuity products compete with fixed indexed, traditional fixed rate and variable annuities (and combinations thereof) sold by other insurance companies and also with mutual fund products, traditional bank investments and other investment and retirement funding alternatives offered by asset managers, banks and broker-dealers. Our annuity products also compete with products of other insurance companies, financial intermediaries and other institutions based on a number of factors, including crediting rates, policy terms and conditions, services provided to distribution channels and policyholders, ratings, reputation and distribution compensation.

Our ability to compete will depend in part on the performance of our products. We will not be able to accumulate and retain assets under management for our products if our products underperform the market or the competition, since such underperformance likely would result in asset withdrawals and reduced sales.

We compete for distribution sources for our products. We believe that our success in competing for distributors will depend on factors such as our financial strength, the services we provide to, and the relationships we develop with these distributors and offering competitive commission structures. Our distributors will generally be free to sell products from whichever providers they wish, which makes it important for us to continually offer distributors products and services they find attractive. If our products or services fall short of distributors’ needs, we may not be able to establish and maintain satisfactory relationships with distributors of our annuity products. Our ability to compete will also depend in part on our ability to develop innovative new products and bring them to market more quickly than our competitors. In order for us to compete in the future, we will need to continue to bring innovative products to market in a timely fashion. Otherwise, our revenues and profitability could suffer.

The loss of key executives could disrupt our operations.

Our success depends in part on the continued service of key executives within our Company and CMFG Life’s ability to attract and retain additional executives and employees. The loss of key executives or CMFG Life’s inability to recruit and retain additional qualified personnel could cause disruption in our business and prevent us from fully implementing our business strategies, which could materially and adversely affect our business, growth and profitability.

Changes in state and federal regulation may affect our profitability.

We are subject to regulation under applicable insurance statutes, including insurance holding company statutes, in the various states in which we transact business. Insurance regulation is intended to provide safeguards for policyholders rather than to protect shareholders of insurance companies or their holding companies. As increased scrutiny has been placed upon the insurance regulatory framework, a number of state legislatures have considered or enacted legislative proposals that alter, and in many cases increase, state authority to regulate insurance companies and holding company systems.

Regulators oversee matters relating to trade practices, policy forms, claims practices, guaranty funds, types and amounts of investments, reserve adequacy, insurer solvency, minimum amounts of capital and surplus, transactions with related parties, changes in control and payment of dividends.

State insurance regulators and the NAIC continually reexamine existing laws and regulations and may impose changes in the future.

We are subject to the NAIC’s risk-based capital requirements which are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action. We also may be required, under solvency or guaranty laws of most states in which we do business, to pay assessments up to certain prescribed limits to fund policyholder losses or liabilities for insolvent insurance companies.

Although the federal government does not directly regulate the insurance business, federal legislation and administrative policies in several areas, including pension regulation, anti-discrimination regulation, financial services regulation, securities regulation and federal taxation, can significantly affect the insurance business. In addition, legislation has been enacted that could result in the federal government assuming some role in the regulation of the insurance industry.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) enacted in July 2010 made sweeping changes to the regulation of financial services entities, products and markets. The Dodd-Frank Act directed existing and newly-created government agencies and bodies to perform studies and promulgate a multitude of regulations implementing the law, a process that has substantially advanced but is not yet complete. While a number of studies and most of the rule-making process has already been completed, there are certain key Dodd-Frank requirements that remain to be implemented and may affect our business.

Among other things, the Dodd-Frank Act imposes a comprehensive new regulatory regime on the over-the-counter (“OTC”) derivatives marketplace and grants new joint regulatory authority to the SEC and the U.S. Commodity Futures Trading Commission (“CFTC”) over OTC derivatives. While the SEC and CFTC continue to promulgate rules required by the Dodd-Frank Act, most rules have been finalized and, as a result, certain of the Company’s derivatives operations are subject to, among other things, new recordkeeping, reporting and documentation requirements and new clearing requirements for certain swap transactions (currently, certain interest rate swaps and index-based credit default swaps; cleared swaps require the posting of margin to a clearinghouse via a futures commission merchant and, in some case, to the futures commission merchant as well).

In addition, in the latter part of 2015, U.S. federal banking regulators and the CFTC adopted regulations that will require swap dealers, security-based swap dealers, major swap participants and major security-based swap participants (“Swap Entities”) to post margin to, and collect margin from, their OTC swap counterparties (the “Margin Rules”). Pursuant to the Margin Rules, the Company is required to exchange variation margin with its derivatives counterparties that are Swap Entities and it may be required to exchange initial margin with such counterparties beginning in September 2021.

Other regulatory requirements may indirectly impact us. For example, non-U.S. counterparties of the Company may also be subject to non-U.S. regulation of their derivatives transactions with the Company. In addition, counterparties regulated by the Prudential Regulators (which consist of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the FDIC, the Farm Credit Administration, and the Federal Housing Finance Agency) are subject to liquidity, leverage and capital requirements that impact their derivatives transactions with the Company. Collectively, these new requirements have increased the direct and indirect costs of our derivatives activities and may further increase them in the future.

The Dodd-Frank Act also established a Federal Insurance Office (“FIO”) under the U.S. Treasury Department. Although the Federal Insurance Office was not granted general supervisory authority over the insurance industry, it is authorized to, among other things, (1) monitor all aspects of the insurance industry and of lines of business other than certain health insurance, certain long-term care insurance and crop insurance and (2) recommend changes to the state system of insurance regulation to the U.S. Congress. The FIO was required to issue several reports to Congress on the insurance industry, most notably, (i) a report on “how to modernize and improve the system of insurance regulation in the United States”, and (ii) a report on “the breadth and scope of the global reinsurance market and the critical role such market plays in supporting insurance in the United States.” The FIO has completed such reports and it remains to be seen whether either of the FIO’s reports will affect the manner in which insurance and reinsurance are regulated in the U.S. and, thereby, the Company’s business.

The Dodd-Frank Act also established the Financial Stability Oversight Council (the “FSOC”), which is charged with identifying risks to the financial stability of the U.S. financial markets, promoting market discipline, and responding to emerging threats to the stability of the U.S. financial markets. The FSOC is empowered to make recommendations to primary financial regulatory agencies regarding the application of new or heightened standards and safeguards for financial activities or practices, and certain participation in such activities, that threaten the stability of the U.S. financial markets. In addition, the FSOC is authorized to determine whether an insurance company is systematically significant and to recommend that it should be subject to enhanced prudential standards and to supervision by the Board of Governors of the Federal Reserve System. In April 2012, the FSOC approved its final rule for designating non-bank financial companies as systemically important financial institutions (“SIFI”). Under the final rule, the Company’s assets, liabilities and operations do not currently satisfy the financial thresholds that serve as the first step of the three-stage process to designate a non-bank financial company as a SIFI. While recent developments suggest that it is unlikely that FSOC will be designating additional non-bank financial companies as systematically significant, there can be no assurance of that unless and until FSOC’s authority to do so has been rescinded.

Separate from any SIFI designation, the Company could potentially be subject to the orderly liquidation authority of the Federal Deposit Insurance Corporation (“FDIC”), in accordance with Title II of the Dodd-Frank Act. Title II of the Dodd-Frank Act provides that the FDIC, under certain circumstances, may be appointed receiver of a “covered financial company,” which could include an insurance company, for purposes of liquidating such company. This would apply to insurance companies in a limited context, where the relevant state insurance regulator has failed to act within 60 days after a determination has been made to subject the insurance company to the FDIC’s orderly liquidation authority, and resolution by the FDIC would be in accordance with state insurance law. The uncertainty about regulatory requirements could influence the Company’s product line or other business decisions with respect to some product lines.

Additionally, Dodd-Frank created the Consumer Financial Protection Bureau (“CFPB”), an independent division of the Department of Treasury with jurisdiction over credit, savings, payment, and other consumer financial products and services, but excluding investment products already regulated by the SEC or the CFTC. The CFPB has supervisory authority over certain non-banks whose activities or products it determines pose risks to consumers. In addition to promulgating rules that could impose compliance obligations on the Company, the CFPB continues to bring enforcement actions involving a growing number of issues, including actions brought jointly with state Attorneys General, which could directly or indirectly affect the Company. Additionally, the CFPB is exploring the possibility of helping Americans manage their retirement savings and is considering the extent of its authority in that area. The Company is unable at this time to predict the impact of the CFPB’s activities on the Company.

Although the full impact of the Dodd-Frank Act cannot be determined until all of the various studies mandated by the law are conducted and all implementing regulations are adopted, many of the legislation’s requirements could have adverse consequences for the financial services industry, including for the Company. The Dodd-Frank Act could make it more expensive for the Company to conduct business, require the Company to make changes to its business model, or satisfy increased capital requirements.

Regulation of Broker-Dealers and Sales of Insurance Products

The sales of our insurance products could also be adversely affected to the extent that some or all of the firms that distribute our products face heightened regulatory scrutiny, increased regulation and potentially heightened litigation risks that cause them to de-emphasize sales of the types of products issued by us.

The SEC adopted a series of rules related to the standard of care owed by a broker-dealer to its customers (“Regulation BI”), and the creation of a Form CRS Relationship Summary. The obligations of Regulation BI and Form CRS generally went effective on June 30, 2020. Among other things, Regulation BI would impose a “best interest” standard of care on broker-dealers making recommendations to their customers. Broker-dealers and investment advisers would be required to provide the Form CRS Relationship Summary to their customers. The Form is designed to provide information about the broker-dealer or investment adviser to their customers. The changes under Regulation BI and the Form CRS could increase our overall compliance costs. In addition, these changes may lead to greater exposure to legal claims in certain circumstances, including an increased risk of regulatory enforcement actions or potentially private claims.

There is also a possibility that the various states may develop rules raising the standard of care owed by insurance agents to their customers. For example, the NAIC has been working towards the adoption of revisions to the NAIC’s Suitability in Annuity Transactions Model Regulation that would impose a requirement that any recommendation of an annuity product be in the consumer’s best interest. As a result, as this or similar changes are adopted by our state insurance regulator(s) and made applicable to us or the third-party firms that distribute our products, they could have an adverse impact on our business. Whether other state proposals, or the proposed amendments to the NAIC’s Suitability in Annuity Transactions Model Regulation, will ultimately be adopted is uncertain.

Events outside of our control may negatively affect our business continuity, results of operations and financial performance

The occurrence of a disaster, such as a natural catastrophe, pandemic, industrial accident, blackout, terrorist attack, war, cyberattack, computer virus, insider threat, unanticipated problems with our disaster recovery processes, a support failure from external providers or other events outside of our control, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affects our computer-based data processing transmission, storage, and retrieval systems or destroy data. If a significant number of employees were unavailable in the event of a disaster, our ability to effectively conduct business could be severely compromised. Our systems are also subject to compromise from internal threats.

In addition to disruptions to our operations, period of market volatility may occur in response to pandemics or other events outside of our control. For example, in December 2019, a novel strain of coronavirus surfaced in Wuhan, China, which has resulted in the temporary closure of many corporate offices, retail stores, and manufacturing facilities and factors around the world. As the potential impact on global markets from the coronavirus is difficult to predict, the extent to which the coronavirus may negatively affect our results of operations and financial performance or the duration of any potential business disruption is uncertain. Any potential impact to our results of operations and financial performance will depend to a large extent on future developments and new information that may emerge regarding the duration and severity of the coronavirus and the actions taken by authorities and other entities to contact the coronavirus or treat its impact, all of which are beyond our control. These potential impacts, while uncertain, could adversely affect our results of operations and financial performance.

Changes in federal income taxation laws may affect sales of our products and profitability.

The annuity products that we market generally provide the policyholder with certain federal income tax advantages. For example, federal income taxation on any increases in non-qualified annuity contract values (i.e., the “inside build-up”) is deferred until it is received by the policyholder. With other savings and investments, such as certificates of deposit and taxable bonds, the increase in value is generally taxed each year as it is earned.

From time to time, various tax law changes have been proposed that could have an adverse effect on our business, including the elimination of all or a portion of the income tax advantages for annuities. If legislation were enacted to eliminate the tax deferral for annuities, such a change may have an adverse effect on our ability to sell non-qualified annuities. Non-qualified annuities are annuities that are not sold to a qualified retirement plan.

Distributions from non-qualified annuity policies have been considered “investment income” for purposes of the Medicare tax on investment income contained in the Health Care and Education Reconciliation Act of 2010. As a result, in certain circumstances, a 3.8% tax (“Medicare Tax”) may be applied to some or all of the taxable portion of distributions from non-qualified annuities to individuals whose income exceeds certain threshold amounts. This new tax may have an adverse effect on our ability to sell non-qualified annuities to individuals whose income exceeds these threshold amounts and could accelerate withdrawals due to this additional tax. The constitutionality of the Health Care and Education Reconciliation Act of 2010 is currently the subject of multiple litigation actions initiated by various state attorneys general, and the Act is also the subject of several proposals in the U.S. Congress for amendment and/or repeal. The outcome of such litigation and legislative action as it relates to the 3.8% Medicare Tax is unknown at this time.

We face risks relating to litigation, including the costs of such litigation, management distraction and the potential for damage awards, which may adversely impact our business.

We may become involved in litigation, both as a defendant and as a plaintiff, relating to claims arising out of our operations in the normal course of business. In addition, state regulatory bodies, such as state insurance departments, the SEC, FINRA, the Department of Labor, and other regulatory bodies regularly make inquiries and conduct examinations or investigations of companies in the annuity business concerning compliance with, among other things, insurance laws, securities laws, the Employee Retirement Income Security Act of 1974, as amended, and laws governing the activities of broker-dealers. Companies in the annuity business have faced litigation, including class action lawsuits, alleging improper product design, improper sales practices and similar claims. There can be no assurance that any future litigation will not have a material adverse effect on our business, financial condition or results of operations through distraction of our management or otherwise.

SELECTED FINANCIAL DATA

The following selected financial data is derived from the Company’s statutory basis financial statements and should be read in conjunction with the discussion under Management’s Discussion and Analysis of Financial Condition and Results of Operations. The results of operations data for the years ended December 31, 2020, 2019 and 2018 and the balance sheet data as of December 31, 2020 and 2019 should be read in conjunction with our statutory basis financial statements and related notes appearing elsewhere in this Prospectus. The results for the past periods are not necessarily indicative of results that may be achieved in future periods. The Company entered into reinsurance agreements in 2019, 2015, 2013 and 2012 which significantly impact the Company’s financial results and presentation. See Note 7 of the Notes to Statutory Basis Financial Statements appearing elsewhere in this Prospectus for additional information on these agreements.

	For the year ended December 31,
Results of Operations Data	2020	2019	2018	(unaudited) 2017	(unaudited) 2016
	(Dollars in thousands)
Income
Premiums and annuity considerations	$—	$—	$—	$—	$(21)
Reinsurance commissions	103,297	85,813	71,157	56,631	45,156
Net investment income	1,017	1,626	758	517	347
Commission and fee income	—	38	18	7	1
Other income	31,596	39,864	40,425	44,930	21,622

Total income	135,910	127,341	112,358	102,085	67,105

Benefits and expenses
General insurance expenses	45,029	37,669	30,755	21,713	15,053
Insurance taxes, licenses, fees and commissions	58,279	48,143	40,402	36,463	31,076
Net transfers to separate accounts	31,908	40,318	40,705	41,501	19,279

Total benefits and expenses	135,216	126,130	111,862	99,677	65,408

Income before income taxes	694	1,211	496	2,408	1,697
Income tax expense (benefit)	256	(59)	(74)	752	1,166

Income before net realized capital gains – (losses)	438	1,270	570	1,656	531
Net realized capital gains (losses	(241)	(20)	(151)	258	520

Net income	$197	$1,250	$419	$1,914	$1,051

	As of December 31,
Balance Sheet Data	2020	2019	(unaudited) 2018	(unaudited) 2017	(unaudited) 2016
	(Dollars in thousands)
Assets
Bonds and notes	$30,209	$34,412	$29,885	$10,650	$11,036
Cash and cash equivalents	26,410	29,037	24,912	18,440	18,732
Amounts due from reinsurers	12,718	6,827	3,175	14,597	13,114
Other assets	4,024	4,542	3,562	7,709	10,813
Separate account assets	230,314	169,654	103,205	69,005	20,221

Total assets	$303,775	$244,472	$164,739	$120,401	$73,916

Liabilities and capital and surplus
Reinsurance payable	$7,397	$14,933	$7,411	$16,016	$21,367
Payables to affiliates	18,329	8,626	5,194	3,321	6,196
Other liabilities	7,035	11,270	9,482	13,459	11,927
Separate account liabilities	230,314	169,654	103,205	69,005	20,221
Total liabilities	273,075	204,483	125,292	101,801	50,711
Total capital and surplus	40,700	39,989	39,447	18,600	23,205
Total liabilities and capital and surplus	$303,775	$244,472	$164,739	$120,401	$73,916

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management’s Discussion and Analysis of Financial Condition and Results of Operations reviews our financial condition at December 31, 2020 and December 31, 2019; our results of operations for the years ended December 31, 2020, 2019 and 2018; and where appropriate, factors that may affect future financial performance. This discussion should be read in conjunction with our statutory basis financial statements and notes thereto appearing elsewhere in this Prospectus. The dollar amounts disclosed in this Management’s Discussion and Analysis of Financial Condition and Results of Operations are in thousands.

Cautionary Statement Regarding Forward-Looking Information

All statements, trend analyses and other information contained in this Prospectus and elsewhere (such as in press releases, presentations by us, our immediate parent CMIC, or CUNA Mutual Holding Company (“CM Holding”), our management or oral statements) relative to markets for our products and trends in our operations or financial results, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend”, and other similar expressions, constitute forward-looking statements. The Company cautions that these statements may vary from actual results and the differences between these statements and actual results can be material. Accordingly, the Company cannot assure you that actual results will not differ materially from those expressed or implied by the forward-looking statements. Factors that could contribute to these differences include, among other things:

●	general economic conditions and other factors, including prevailing interest rate levels and stock and credit market performance which may affect (among other things) our ability to sell our products, our ability to access capital resources and the costs associated therewith, the fair value of our investments, which could result in other than temporary impairments, and certain liabilities and the lapse rate and profitability of policies;

●	customer response to new products and marketing initiatives;

●	changes in the Federal income tax laws and regulations that may affect the relative income tax advantages of our products;

●	increasing competition in the sale of annuities;

●	regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank and credit union sales and underwriting of insurance products and regulation of the sale, underwriting and pricing of products; and

●	the risk factors or uncertainties disclosed in this Prospectus.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S. economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and the impacts on the Company’s statutory basis financial statements to date have not been estimated. Due to the COVID-19 outbreak, there is uncertainty surrounding the potential impact on the Company’s future financial position, results of operations and related cash flows. Continued impacts of the pandemic could materially adversely affect the Company’s near-term and long-term premium revenues, policyholder benefits, earnings, liquidity, and cash flows. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

For a detailed discussion of these and other factors that might affect our performance see the section entitled “Potential Risk Factors That May Affect Our Business and Our Future Results.”

Overview

The Company is a wholly-owned indirect subsidiary of CMFG Life Insurance Company (“CMFG Life”) and a direct wholly-owned subsidiary of CMIC. Our ultimate parent is CM Holding, a mutual insurance holding company organized under the laws of Iowa. On May 3, 2007, the Company re-domiciled from Wisconsin to Iowa. On February 17, 2012, the Company amended and restated our Articles of Incorporation to change our purpose to be the writing of any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter 508 as authorized by the laws of the State of Iowa.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. The following table identifies states with premiums greater than 5% of total direct premium and states with deposits on annuity contracts greater than 5% of total deposits. Results associated with the deposits on annuity contracts include MEMBERS® Zone Annuity, MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity, MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity and CUNA Mutual Group Zone Income™ Annuity.

	Direct Life and Health Premium			Deposits on Annuity Contracts
	2020	2019	2018	2020	2019	2018
Michigan	61%	60%	62%	5%	6%	7%
Texas	24	25	24	6	5	*
California	5	5	5	5	*	*
Pennsylvania	*	*	*	7	7	8
Wisconsin	*	*	*	6	6	5
Iowa	*	*	*	*	5	6
North Carolina	*	*	*	5	*	*
Florida	*	*	*	5	5	6
Indiana	*	*	*	5	*	5

*Less than 5%

No other state represents more than 5% of the Company’s premiums or deposits for any year in the three years ended December 31, 2020.

As of December 31, 2020 and 2019, the Company had more than $303 million and $244 million in assets and more than $65 million and $72 million of life insurance in force, respectively.

The Company services existing closed blocks of individual and group life policies. In August 2013, the Company began issuing a single premium deferred index annuity contract under the name “MEMBERS® Zone Annuity”. In July 2016, the Company began issuing a flexible premium deferred variable and index-linked deferred annuity contract under the name “MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity”. In December 2018, the Company began issuing a flexible premium variable and index-linked deferred annuity contract under the name “MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity”. In August 2019, the Company began issuing a single premium deferred modified guaranteed index annuity contract under the name “CUNA Mutual Group Zone Income Annuity.” These four annuity contracts account for all the new sales of the Company. The Company distributes the annuity contracts through multiple face-to-face distribution channels, including:

●	Managed Agents: employees of CMFG Life who sell insurance and investment products to members of credit unions that have contracted with the Company and its affiliates to provide these services;

●	Dual Employee Agents: employees of credit unions who sell insurance and investment products to members of credit unions that have contracted with the Company and its affiliates to provide these services. These agents are registered representatives of the Company’s affiliated broker dealer, CBSI; and

●	Independent Agents: agents who also represent other insurance companies and, along with or through an unaffiliated broker-dealer, contract with the Company to offer its annuity products that are made available for distribution through this channel.

The Company entered into a Coinsurance Agreement with CMFG Life in 2012. Under this agreement, the Company agreed to cede 95% of all insurance in force as of October 31, 2012 to CMFG Life. On September 30, 2015, the Company amended the Coinsurance Agreement with CMFG Life and now cede 100% of our insurance policies in force to CMFG Life. In 2013, the Company entered into a second agreement to cede 100% of the business related to MEMBERS® Zone Annuity contracts to CMFG Life. On November 1, 2015, the Company entered into a Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity contracts. On October 15, 2018, the Company amended the Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity Contracts. On August 19, 2019, the Company entered into a reinsurance agreement with CMFG Life to cede 100% of the business related to CUNA Mutual Group Zone IncomeTM Annuity contracts. In December 2019, the Company filed a replacement reinsurance agreement, which consolidates and replaces the three separate agreements related to its annuity contracts (the 2013, 2015 and 2019 agreements), with the Company’s state of domicile. This replacement agreement was approved by the regulator in January 2020 and effective in 2019. These agreements do not relieve us of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities. As a result, the Company believes its profitability from insurance operations going forward will be minimal.

CMFG Life provides significant services required in the conduct of the Company’s operations pursuant to a Cost Sharing, Procurement, Disbursement and Billing and Collection Agreement. CMFG Life allocates expenses to us on the basis of estimated time spent by employees of CMFG Life on Company matters and the use of operational resources. Management believes the allocations of expenses are reasonable and that the results of the Company’s operations may have materially differed in a negative manner from the results reflected in the accompanying statutory basis financial statements if the Company did not have this relationship.

Critical Accounting Policies

The complexity of the business environment and applicable authoritative accounting guidance requires us to closely monitor our accounting policies. The following summary of our critical accounting policies is intended to enhance your ability to assess our financial condition and results of operations and the potential volatility due to changes in estimates.

Use of Estimates - The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments - Investments are valued as prescribed by the National Association of Insurance Commissioners (“NAIC”).

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Fair Value - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2020.

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Cash equivalents	$24,336	$24,336	$24,336	$—	$—
Bonds and notes	30,309	33,449	—	32,459	990
Separate account assets	230,314	230,314	—	230,314	—
Financial instruments recorded as liabilities:
Separate account liabilities	230,314	230,314	—	230,314	—

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2019:

	Carrying Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Cash equivalents	28,122	$28,122	$28,122	$—	$—
Bonds and notes	34,412	35.745	—	35,745	—
Separate account assets	169,654	169,654	—	—	—
Financial instruments recorded as liabilities:
Separate account liabilities	169,654	169,654	—	169,654	—

Other-Than-Temporary Investment Impairments - Investment securities are reviewed for other than temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its cost basis. When the fair value drops below the Company’s cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgement on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain our investments for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2020 and 2019. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

Reinsurance - Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. Since CMFG Life is the only reinsurer, there is no concern of default on reinsurance receivable balances.

The Company entered into a Coinsurance Agreement with CMFG Life, as described previously in the Overview of this Management’s Discussion and Analysis of Financial Condition and Results of Operations. As consideration for the reinsurance provided under this agreement, the Company transfers all of its premiums to CMFG Life. Specifically, CMFG Life receives 100% of all premiums and insurance claims and benefits received on account of our existing, life and accident and health insurance business to CMFG Life.

The Company entered into a second agreement with CMFG Life, as described previously in the Overview of this Management’s Discussion and Analysis of Financial Condition and Results of Operations, to cede 100% of its MEMBERS® Zone Annuity contracts, the reinsurance is accounted for using the deposit method of accounting.

The Company entered into a third agreement with CMFG Life, as described previously in the Overview of this Management’s Discussion and Analysis of Financial Condition and Results of Operations, to cede 100% of its MEMBERS® Horizon Variable Annuity investment-type contracts and its MEMBERS® Horizon II Variable Annuity II investment-type Contracts, the reinsurance is accounted for using the deposit method of accounting.

The Company entered into a fourth agreement with CMFG Life, as described previously in the Overview of this Management’s Discussion and Analysis of Financial Condition and Results of Operations, to cede 100% of the Company’s CUNA Mutual Group Zone Income™ Annuity contracts, the reinsurance is accounted for using the deposit method of accounting.

In December 2019, the Company filed a replacement reinsurance agreement, which consolidates and replaces the three separate agreements related to its annuity contracts (the 2013, 2015 and 2019 agreements), with the Company’s state of domicile. This replacement agreement was approved by the regulator in January 2020 and was effective in 2019.

Separate Accounts - The Company issues single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded except the MEMBERS Life Variable Separate Account which is used to fund the variable accounts within the flexible premium variable and index linked deferred annuities.

Separate account assets for the variable annuity component of the flexible premium variable and index linked deferred and single premium deferred modified guaranteed index annuity are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.

Variable annuity contract holders are able to invest in investment funds managed for their benefit. All of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2020 and 2019, respectively.

CMFG Life, on behalf of the Company, invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each Contract Year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that Contract Year. At the end of the initial index term only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves - Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves - Life Insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM) basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with VM 21 for fixed annuities, equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (AG) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.

The policy reserves are 100% ceded to CMFG Life.

Liability for Deposit-Type Contracts - The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

Income Tax - Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020. The income tax provisions of the CARES Act did not have a material impact on the Company’s statutory basis financial statements.

Statutory Valuation Reserves - The Interest Maintenance Reserve (“IMR”) is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities - The Company issues the single premium deferred index annuity contracts, single premium deferred modified guaranteed index annuity contracts and flexible premium deferred variable and index linked annuity contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract. Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The funds are released from other liabilities when the policy application is completed.

Executive Summary

The Company provides life and health insurance throughout the United States servicing its existing blocks of individual and group life policies, and began marketing the MEMBERS® Zone Annuity contract in 2013, the MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity contract in 2016, the MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity Contract in 2018 and the CUNA Mutual Group Zone Income™ Annuity contract offered in 2019. The Company is managed as two reportable business segments, (1) life and health, and (2) annuities. See Note 10 of the Notes to the Statutory Basis Financial Statements appearing elsewhere in this Prospectus for information related to the two business segments.

The Company began distributing the MEMBERS® Zone Annuity, an individual or joint owned, single premium deferred index annuity contract, in 2013 which became the Company’s second reportable business segment. The Company began distributing the MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity contract, an individual or joint owned, flexible premium deferred variable and index linked annuity Contract in 2016 and the MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity Contract, an individual or joint owned, flexible premium deferred variable and index linked annuity contract in 2018. The Company began distributing the CUNA Mutual Group Zone IncomeTM Annuity contract, an individual or joint owned, single premium deferred modified guaranteed index annuity contract in 2019. The results of the Company’s annuities segment, which includes the MEMBERS® Zone Annuity, the MEMBERS® Horizon Variable Annuity and the MEMBERS® Horizon II Variable Annuity and the CUNA Mutual Group Zone Income™ Annuity contracts, are ceded 100% to CMFG Life under the 2013, 2015 and 2019 ceding agreements and accordingly do not impact the results of operations.

The Company cedes 100% of our insurance and annuity policies in force to CMFG Life. This does not relieve the Company of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities. See Note 7 of the Notes to the Statutory Basis Financial Statements appearing elsewhere in this Prospectus for information on the effect of these agreements and information on commissions.

Results of Operations for the Years ended December 31, 2020, 2019 and 2018

Total revenues, which consisted mainly of investment income and other income, reinsurance commissions and other income were $135,910, $127,341 and $112,358 for the years ended December 31, 2020, 2019 and 2018, respectively. The increases in total revenues in 2020 as compared to 2019 and 2019 as compared to 2018 were primarily due to an increase in reinsurance commissions. Total net investment income was $1,017, $1,626 and $758 for the years ended December 31, 2020, 2019 and 2018, respectively, which represents an average yield earned of 1.7%, 2.8% and 1.8% for the same periods, respectively. The 2020 decrease primarily reflects a decrease in the Company’s investment in money markets along with decreased rates on these assets. The growth in net investment income in 2019 is due to the Company’s receipt of bonds and notes in late 2018 from the parent company. Additionally, the Company had an increased investment in money market funds throughout 2019 as compared to 2018. All premiums are 100% ceded to CMFG Life resulting in no net premium in 2020, 2019 or 2018 due to the reinsurance agreements as described in the executive summary. The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s business in its single premium deferred index annuity product, flexible premium deferred variable and index linked annuity product, and single premium deferred modified guaranteed index annuity product, which was $102,791, $86,481 and $70,391 for the years ended December 31, 2020, 2019, and 2018, respectively. All remaining commissions relate to the Company’s life and health products and total $506, ($668) (return of commission) and $766 for the years ended December 31, 2020, 2019, and 2018, respectively. The Company also records other income related to the of its modified coinsurance agreement, which represents the aggregate ceding allowance payable by the reinsurer to the Company in relation to its flexible premium deferred variable annuity contracts.

Total benefits and expenses were $135,216, $126,130 and $111,862 for the years ended December 31, 2020, 2019 and 2018, respectively. The increase in benefits and expenses in 2020 as compared to 2019 and in 2019 as compared to 2018 was primarily due to the increases in the Company’s general insurance expenses and insurance, taxes, licenses, fees and commissions related to increasing sales and production of the Company’s annuity products. CMFG Life provides significant services required in the conduct of the Company’s operations. Operating expenses incurred by the Company that are specifically identifiable are borne by the Company; other operating expenses are allocated from CMFG Life on the basis of estimated time and usage studies. Operating expenses are primarily related to and include employee costs such as wages and benefits, legal expenses and other operating expenses such as rent, insurance and utilities. The increase in these expenses in 2020 as compared to 2019 and in 2019 as compared to 2018 was primarily due to the growth in the Company’s products.

Income tax expense (benefit) on income from operations was $256, ($59) and ($74) for the years ended December 31, 2020, 2019 and 2018, respectively, which represents an effective tax rate of 36.9%, (4.8%) and (14.9%) for the same periods, respectively. The effective tax rates differ from the statutory income tax rate of 21% primarily due to the following: 1) nondeductible interest maintenance reserve amortization; 2) dividends received deductions and foreign tax credits related to separate account investments; 3) expenses required to be capitalized and amortized for tax purposes; 4) differences in timing of certain accrued expenses; and 5) interest on accrued refund claims filed for prior years.

Net income was $197, $1,250 and $419 for the years ended December 31, 2020, 2019 and 2018, respectively. The decrease in 2020 as compared to 2019 was primarily due to a decrease in net investment income and an increase in income tax expense as described previously. The increase in 2019 net income as compared to 2018 was primarily due to increased net investment income as described previously.

Financial Condition

The Company’s investment strategy is based upon a strategic asset allocation framework that considers the need to manage our General Account investment portfolio on a risk-adjusted spread basis for the underwriting of contract liabilities and to maximize return on retained capital. The Company’s investment in bonds and notes consists of U.S. Treasury securities, commercial mortgage-backed securities, residential mortgage-backed securities and non-mortgage-back securities. The Company generally holds the bond portfolio to maturity.

Insurance statutes regulate the type of investments that the Company is permitted to purchase and limit the amount of funds that may be used for any one type of investment. In light of these statutes and regulations and our business and investment strategy, the Company generally seeks to invest in United States government and government-sponsored agency securities and bonds and notes rated investment grade by established nationally recognized rating organizations or in securities of comparable investment quality, if not rated.

The Company’s investment portfolio is comprised solely of bonds and notes at December 31, 2020 and December 31, 2019. The table below presents the carrying value of our total bonds and notes by type at December 31, 2020 and December 31, 2019.

	December 31,
	2020	%	2019	%

U.S. government and agencies Industrial and miscellaneous	$8,734 16,926	28.8 55.8%	$8,739 120,455	25.4 59.4%
Commercial mortgage-backed securities Residential mortgage-backed securities Other structured securities	1,977 1,674 998	6.5 5.5 3.4	— 3,217 2,001	— 9.3 5.9

Total bonds and notes	$30,309	100.0%	$35,412	100.0%

The statement value and estimated fair value of bonds and notes by contractual maturity are shown below at December 31, 2020. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Statement Value	Estimated Fair Value

Due in one year or less	$2,004	$2,022
Due after one year through five years	7,964	8,709
Due after five years through ten years	6,958	7,364
Due after ten years	8,734	10,650
Residential mortgage-backed securities	1,674	1,734
Commercial mortgage-backed securities	1,977	1,980
Non-asset mortgage-backed securities	998	990
Total bonds and notes	$30,309	$33,449

Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

At December 31, 2020, the Company owned two bonds with a statement value of $2,003 in an unrealized loss position of $9 for less than twelve months. At December 31, 2019 the Company owned no bonds and notes in an unrealized loss position.

Liquidity and Capital Resources

The Company cedes 100% of the Company’s insurance policies and annuities in force to CMFG Life. This does not relieve the Company of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for all of its liabilities.

As consideration for the reinsurance provided under these agreements, and as of November 1, 2015, the Company transfers all of the Company’s revenues to CMFG Life. Specifically, CMFG Life receives 100% of all premiums and other amounts received on account of our existing business and new business. CMFG Life pays us a monthly expense allowance to reimburse the Company for expenses and costs incurred on account of its insurance business.

While the reinsurance transactions have a minimal impact on our stockholder’s equity, they substantially diminish our net liabilities and greatly decrease the amount of capital and liquidity needed within the Company.

Operating activities used ($5,597) and provided $4,973 and $7,748 of net operating cash flow for the years ended December 31, 2020, 2019 and 2018, respectively. The Company’s sources of funds include renewal premiums, sales of investment-type contracts and investment income. The Company’s primary use of funds includes the payment of benefits and related operating expenses as well as settlements related to the reinsurance agreements with CMFG Life. The Company issues the single premium deferred index annuity contracts, flexible premium deferred variable and index linked annuity contracts, single premium deferred modified guaranteed index annuity contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash but has not issued a contract. The decrease in operating cash flow in 2020 as compared to 2019 was primarily due to an increase in operating expenses paid. The decrease in operating cash flow in 2019 as compared to 2018 was primarily due to an increase in operating net income, primarily due to the increase in operating expenses paid.

Investing activities provided (used) $3,913, $4,566 and $1,268 of net cash flow for the years ended December 31, 2020, 2019 and 2018, respectively. The Company’s main investing activities include the purchase and sale or maturity of bonds and notes. The Company had maturities on bonds and notes which provided cash of $11,864, $428 and $1,268 in 2020, 2019 and 2018, respectively and contributed to the net increase of cash from investing activities in 2020 as compared to 2019. In 2020 and 2019, the Company purchased $7,951 and $4,994 of bonds and notes which contributed to the net decrease of cash from investing activities in 2019 as compared to $0 in 2018.

The Company’s financing activities provided (used) ($943), $3,718 and ($2,543) of net cash flow for the years ended December 31, 2020, 2019 and 2018, respectively. The Company’s main financing activities include the collection of deposits and payment of withdrawals on deposit contracts. The decrease in financing activities in 2020 was due to a decrease in the amount of sales at the end of the year not issued in 2020 (issued in 2021) as compared to 2019. The increase in financing activities in 2019 was due to the

Company’s increased sales at the end of the year that had not yet been issued in 2019 (issued in 2020) as compared to 2018.

Liquidity requirements are met primarily through monthly settlements under the coinsurance and modified coinsurance agreements with CMFG Life. The Company anticipates receiving adequate cash flow from these settlements and investment income to meet its obligations. However, a primary liquidity concern going forward is the risk of an extraordinary level of early policyholder withdrawals. The Company includes provisions within its policies, such as Surrender Charges, that help limit and discourage early withdrawals.

The Company believes that cash flows generated from sources above will be sufficient to satisfy the near term liquidity requirements of its operations, including reasonable foreseeable contingencies. However, the Company cannot predict future experience regarding benefits and surrenders since benefit and surrender levels are influenced by such factors as the interest rate environment, the Company’s claims paying ability and the Company’s financial credit ratings.

Most annuity deposits the Company will receive going forward will be invested in high quality investments, those identified by the Company as investment grade, to fund future commitments. The Company believes that the settlement it receives under the reinsurance agreements with CMFG Life, the diversity of its investment portfolio and a concentration of investments in high quality securities should provide sufficient liquidity to meet foreseeable cash requirements. Although there is no present need or intent to dispose of our investments, the Company could readily liquidate portions of our investments, if such a need arose.

Statutory Dividend Restrictions

The Company is subject to statutory regulations as to maintenance of equity and the payment of dividends. Generally, ordinary dividends from an insurance subsidiary to its parent company must meet notice requirements promulgated by the regulator of the subsidiary’s state of domicile (“Insurance Department”). Extraordinary dividends, as defined by state statutes, must be approved by the Insurance Department. Based on Iowa statutory regulations, the Company could pay dividends of up to $4,070 during 2021 without prior approval of the Iowa Department of Commerce Insurance Division.

Risk-based capital requirements promulgated by the NAIC require U.S. insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2020 and 2019, the Company’s adjusted capital exceeded the minimum capitalization requirements.

Contractual Obligations

In December 2007, the Company entered into a Procurement and Disbursement and Billing and Collection Services Agreement with CMFG Life and certain other affiliated companies whereby CMFG Life has agreed to provide certain of our operational requirements. In January 2008, the Company entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement with CMFG Life and certain other affiliated companies. Pursuant to this agreement, CMFG Life has agreed to provide the Company with certain office and market services and personnel services. On January 1, 2015, the Company entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement which replaced all prior agreements. Additionally, the Company is allocated a certain portion of the total compensation of each of our executive officers and directors, based on various factors, the primary being the estimated time allocated to providing services to the Company. In exchange for providing these administrative functions and use of shared resources and personnel, the Company reimburses CMFG Life for the cost of providing such administrative functions, resources and personnel. The Company reimbursed CMFG Life $47,364, $38,579 and $30,131 for these expenses for the years ended December 31, 2020, 2019 and 2018, respectively.

For detailed discussion of the management services agreement, the investment advisory agreement and the coinsurance agreements, see “Management – Transactions with Related Persons, Promoters and Certain Control Persons.”

In the future, the Company may enter into financing transactions, lease agreements, or other commitments in the normal course of our business.

The Company has the following future minimum estimated claim and benefit payments that are 100% reinsured as of December 31, 2020.

Estimated Future Claim and Benefit Payments

Due in one year or less	$ 2,340
Due after one year through three years	6,003
Due after three years through five years	3,258
Due after five years	19,684

Total estimated payments	$ 31,284

Quantitative and Qualitative Disclosures about Market Risk and Cyber Security

The Company has exposure to market risk through both our insurance operations and investment activities, although a significant portion of this risk is reinsured by CMFG Life pursuant to the coinsurance and modified coinsurance agreements discussed above. In addition, many of the measures described herein to offset these market risks are taken by CMFG Life because it holds all assets related to our insurance business as a result of the coinsurance agreements.

Interest rate risk is our primary market risk exposure. Substantial and sustained increases and decreases in market interest rates will affect the profitability of our annuity products and the fair value of our investments. Most of the interest rate risk is absorbed by CMFG Life under the coinsurance and modified coinsurance agreements. The profitability of most of our annuity products will depend on the spreads between interest yield on investments and rates credited on the annuity products. The Company has the ability to adjust crediting rates (caps, participation rates or asset fee rates for indexed annuities) on substantially all of our annuity products at least annually (subject to minimum guaranteed values). In addition, substantially all of our annuity products have surrender and withdrawal penalty provisions designed to encourage persistency and to help ensure targeted spreads are earned. However, competitive factors, including the impact of the level of surrenders and withdrawals, may limit our ability to adjust or maintain crediting rates at levels necessary to avoid narrowing of spreads under certain market conditions.

A major component of our interest rate risk management program is structuring the General Account investment portfolio with cash flow characteristics consistent with the cash flow characteristics of our annuity products. The Company uses computer models to simulate cash flows expected from our existing business under various interest rate scenarios. These simulations enable us to measure the potential gain or loss in fair value of our interest rate-sensitive financial instruments, to evaluate the adequacy of expected cash flows from our assets to meet the expected cash requirements of our annuity products and to determine if it is necessary to lengthen or shorten the average life and duration of our investment portfolio. The “duration” of a security is the time weighted present value of the security’s expected cash flows and is used to measure a security’s sensitivity to changes in interest rates. When the durations of assets and liabilities are similar, exposure to interest rate risk is minimized because a change in value of assets should be largely offset by a change in the value of liabilities. As of December 31, 2020, the Company’s fixed bonds and notes securities investment portfolio consisted of U.S. government and agency securities, industrial and miscellaneous, commercial mortgage-backed securities, residential mortgage-backed securities and other non-mortgage asset-backed securities with statement values of $8,734, $16,926, $1,977, $1,674 and $998, respectively, and has an average duration of 10 years.

The Company’s business is highly dependent upon the effective operation of our computer systems and those of the Company’s business partners, so that the Company’s business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Company may adversely affect the Company and the Company’s contract holders. For instance, cyber-attacks may interfere with the processing of Contract transactions, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject the Company to regulatory fines and financial losses and/or cause reputational damage. There can be no assurance that we the Company will avoid losses affecting the Company’s customer’s Contract due to cyber-attacks or information security breaches in the future.

MANAGEMENT

Directors and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position

David L. Sweitzer	57	President and Director
Paul D. Barbato	44	Secretary and Director
Brian J. Borakove	42	Treasurer
Michael F. Anderson	53	Director
Williams Karls	50	Director
Abigail R. Rodriguez	38	Director

All executive officers and directors are elected annually.

David L. Sweitzer has served as President and as director of the Company since October 31, 2016. He also serves as the Senior Vice President of Wealth Management for CMFG Life where he leads overall business strategy and product management for CBSI and CMFG Life’s and affiliates family of annuity products. Mr. Sweitzer has held various positions in CMFG Life for 28 years. He brings more than 26 years of progressive experience in sales and marketing, sales operations and sales strategy.

Paul D. Barbato has served as Secretary and as director of the Company since December 28, 2018. As of January 7, 2019, he also serves as Vice President, Associate General Counsel for CMFG Life. Mr. Barbato re-joined CMFG Life in May 2017 after spending two years as corporate counsel with Epic Systems Corporation (March 2015-May2017). He originally joined CMFG Life in January 2009 as a Lead Counsel and later held roles as Associate General Counsel and Director of Corporate Governance. Before joining CMFG Life, Mr. Barbato spent two years at Michael Best & Friedrich, LLP, in Madison, Wisconsin, where he was an Associate Attorney.

Brian J. Borakove has served as our Treasurer since November 9, 2012 and Vice President, Corporate Treasurer since November 19, 2012 at CMFG Life. He served as Director of Investment Finance from 2007 to 2011 and was promoted to Associate Treasurer in 2011. Prior to joining CMFG Life, he was a Senior Manager, Investment Finance at Liberty Mutual Insurance in Boston, Massachusetts from 2005 to 2007. Prior to joining Liberty Mutual Insurance, Mr. Borakove served as a Senior Analyst, Treasury at FM Global in Johnston, Rhode Island from 2003-2005. Mr. Borakove held various positions at State Street Bank in Boston, Massachusetts from 2001-2003.

Michael F. Anderson has been a director of the Company since December 15, 2015. He also serves as the Senior Vice President, Chief Legal Officer for CMFG Life where he has been responsible for all legal matters across CMFG Life’s business entities since 2011. He served as Managing Associate General Counsel from 2008 to 2009, was promoted to Vice President in 2009 and in 2011 was promoted to Senior Vice President. Before joining the Company, Mr. Anderson spent 15 years in private practice, most recently as a partner in the New York office of Morgan, Lewis & Bockius.

William Karls has been director of the Company since August 4, 2017 and has served as Controller for CMFG Life since 2012. Prior to joining CMFG Life in 2004, Mr. Karls was a Senior Manager with Strohm Ballweg, LLP, which provides audit and consulting services to insurance companies.

Abigail R. Rodriguez has been a director of the Company since October 1, 2019. She also serves as Senior Vice President of Customer Success within the Customer Experience Unit at CMFG Life. Ms. Rodriguez previously served as Vice President of Consumer Operations from 2013-2019, and Senior Business Continuous Improvement Consultant from 2011-2013. Before joining the Company, Ms. Rodriguez held several positions at Ace World Wide in Muskego, Wisconsin from 2008-2011. Ms. Rodriguez served as Six Sigma Black Belt at Graphic Packaging International in Kalamazoo, Michigan from 2004-2008. Ms. Rodriguez served as Implementation Specialist at Sonoo Products Company in Hartsville, South Carolina in 2004.

Transactions with Related Persons, Promoters and Certain Control Persons

Policy Regarding Related Person Transactions. It is our policy to enter into or ratify related person transactions only when our Board of Directors determines that the transaction either is in, or is not inconsistent with, our best interests, including but not limited to situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when we provide products or services to related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally.

Therefore, we have adopted the following written procedures for the review, approval or ratification of related person transactions. For purposes of the related person transaction policy, a related person transaction is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which (i) we were, are or will be a participant, (ii) the amount of the transaction, arrangement or relationship exceeds $120,000, and (iii) in which a related person had, has or will have a direct or indirect material interest in the transaction.

A related person means:

●	any person who is, or at any time since the beginning of our last fiscal year was, a member of our Board of Directors or an executive officer or a nominee to become a member of our Board of Directors;

●	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

●	any immediate family member of any of the foregoing persons; or

●	any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

Any proposed transaction with a related person will be consummated or amended only if the following steps are taken:

●	Counsel (either inside outside) will assess whether the proposed transaction is a related person transaction for purposes of this policy.
●	If counsel determines that the proposed transaction is a related person transaction, the proposed transaction will be submitted to the Board of Directors for consideration at the next meeting or, in those instances in which counsel, in consultation with the President or the Treasurer, determines that it is not practicable or desirable for us to wait until the next Board of Directors meeting, to the President of the Company (who has been delegated authority to act between meetings).
●	The Board of Directors shall consider all of the relevant facts and circumstances available, including (if applicable) but not limited to: (1) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder, or executive officer; (iii) the availability of other suppliers or customers for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties to employees generally.
●	The Board of Directors shall approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Board of Directors determines in good faith. The Board of Directors shall convey the decision to counsel who shall convey the decision to the appropriate persons within the Company.

At the Board of Director’s first meeting of each fiscal year, it shall review any previously approved related person transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $120,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Board of Directors shall determine if it is in the best interests of the Company and its shareholders to continue, modify, or terminate the related person transaction.

No member of the Board of Directors shall participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

Certain Relationships and Related Person Transactions. Except for the agreements noted below, there have been no transactions between the Company and any related person since January 1, 2011, nor are any such related person transactions currently being contemplated for which disclosure would be required.

On September 30, 2015, the Company amended its coinsurance agreement with CMFG Life and now cedes 100% of its insurance policies in force to CMFG Life. In 2013, we entered into a second coinsurance agreement to cede 100% of all insurance issued on and after January 1, 2013 to CMFG Life. On November 1, 2015, we entered into a Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to the Contract, and other investment type contracts similar to the Contract. On October 15, 2018, we amended the Coinsurance and Modified Coinsurance Agreement with CMFG Life to cede 100% of the business related to MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity Contracts. These agreements do not relieve us of our obligations to our policyholders under contracts covered by these agreements. However, they do transfer nearly all of the Company’s underwriting profits and losses to CMFG Life and require CMFG Life to indemnify the Company for nearly all of its liabilities.

On January 1, 2015, the Company entered into a Cost Sharing, Procurement, Disbursement, Billing and Collection Agreement with CMFG Life and certain other affiliated companies and on that same day, January 1, 2015, the Company entered into an Amended and Restated Expense Sharing Agreement with CMFG Life. See “Contractual Obligations” for more information about each of these agreements.

The Company has hired MEMBERS Capital Advisors, Inc. (“MCA”) to provide investment advisory services with respect to the Company’s General Account assets. MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives and guidelines established by the Company.

Committees of the Board of Directors

Our Board of Directors of the Company has not established any committees. The Board of Directors relies upon the committees of the CM Holding to oversee actions over the subsidiary companies. For example, the CM Holding Audit Committee will assist with oversight of the Company’s external auditors, performance of internal audit functions and legal and regulatory compliance requirements.

Compensation Committee Interlocks and Insider Participation

Our Board of Directors has not established a compensation committee. None of our current executive officers serves on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served on our Board of Directors. Mr. Sweitzer is on the Board of Directors for CBSI whose Board of Directors include Messrs. Anderson, Karls, Copeland and Ms. Rodriguez, the other Directors of the Company.

Executive Compensation.

We do not have any employees but rather are provided personnel, including our named executive officers, by our parent company, CMFG Life, pursuant to the Amended and Restated Expense Sharing Agreement between CMFG Life and us. As a result, we do not determine or pay any compensation to our named executive officers or additional personnel provided by CMFG Life for our operations. CMFG Life determines and pays the salaries, bonuses and other wages earned by our named executive officers and by additional personnel provided to us by CMFG Life. CMFG Life also determines whether and to what extent our named executive officers and additional personnel from CMFG Life may participate in any employee benefit plans. We do not have employment agreements with our named executive officers and do not provide pension or retirement benefits, perquisites or other personal benefits to our named executive officers. We do not have arrangements to make payments to our named executive officers upon their termination or in the event of a change in control of the Company. See “Contractual Obligations” for more information about the Amended and Restated Expense Sharing Agreement between CMFG Life and us.

Director Compensation

The directors of the Company are also officers of CMFG Life. The Company’s directors receive no compensation for their service as directors of the Company but are compensated by CMFG Life for their services as officers of CMFG Life. Accordingly, no costs were allocated to the Company for services of following persons in their role as current directors: Michael F. Anderson, William Karls, Paul D. Barbato, David L. Sweitzer and Abigail R. Rodriguez.

Legal Proceedings

Like other insurance companies, we routinely are involved in litigation and other proceedings, including class actions, reinsurance claims and regulatory proceedings arising in the ordinary course of our business. In recent years, the life insurance and annuity industry, including us and our affiliated companies, has been subject to an increase in litigation pursued on behalf of both individual and purported classes of insurance and annuity purchasers, questioning the conduct of insurance companies and their agents in the marketing of their products. In addition, state and federal regulatory bodies, such as state insurance departments and attorneys general, periodically make inquiries and conduct examinations concerning compliance by us and others with applicable insurance and other laws.

In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company has established procedures and policies to facilitate compliance with laws and regulations and to support financial reporting. These actions are based on a variety of issues and involve a range of the Company’s practices. We respond to such inquiries and cooperate with regulatory examinations in the ordinary course of business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial statements of the Company, nor have a material adverse impact on the Variable Separate Account, on CBSI’s ability to perform its contract with the Variable Separate Account, nor the Company’s ability to meet its obligations under the Contracts.

* * *

We do not file reports under the 1934 Act in reliance on Rule 12h-7 under the 1934 Act, which provides an exemption from the reporting requirements of Sections 13 and 15 of the 1934 Act.

FINANCIAL STATEMENTS

MEMBERS Life Insurance Company

Statutory Basis Financial Statements

as of December 31, 2020 and 2019

and for each of the Three Years Ended

December 31, 2020, 2019 and 2018,

Supplemental Schedules as of and for the

the Year Ended December 31, 2020

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Audit Committee and Stockholder of
MEMBERS Life Insurance Company
Waverly, Iowa

We have audited the accompanying statutory basis financial statements of MEMBERS Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the statutory basis financial statements.

Management’s Responsibility for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by MEMBERS Life Insurance Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the statutory basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of MEMBERS Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of MEMBERS Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the statutory basis financial statements.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Report on Supplemental Schedules

Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental investment risks interrogatories, and the supplemental reinsurance contract interrogatories as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 4, 2021

MEMBERS Life Insurance Company Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2020 and 2019 ($ in 000s)

Admitted Assets	2020	2019
Cash and invested assets
Bonds and notes	$30,309	$34,412
Cash and cash equivalents	26,410	29,037
Total cash and invested assets	56,719	63,449
Accrued investment income	257	358
Federal income taxes recoverable from affiliate	3,278	3,493
Net deferred tax asset	255	670
Amounts due from reinsurers	12,718	6,827
Receivables from affiliates	223	8
Other assets	11	13
Separate account assets	230,314	169,654
Total admitted assets	$303,775	$244,472

Liabilities and Capital and Surplus
Liabilities
Reinsurance payable	$7,397	$14,933
Amount held for others	27	8
Payable to affiliates	18,329	8,626
Commissions, expenses, taxes, licenses, and fees accrued	499	763
Asset valuation reserve	-	40
Other liabilities	15,925	17,608
Transfers to (from) separate accounts	(9,416)	(7,149)
Separate account liabilities	230,314	169,654
Total liabilities	263,075	204,483
Capital and surplus
Capital

Common stock, $5 par value, 1,000 shares issued and outstanding	5,000	5,000
Paid-in capital	31,153	31,153
Unassigned surplus	4,547	3,836
Total capital and surplus	40,700	39,989
Total liabilities and capital and surplus	$303,775	$244,472

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Statutory Basis Statements of Operations Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Income
Net investment income	$1,017	$1,626	$758
Reinsurance commissions	103,297	85,813	71,157
Commission and fee income	-	38	18
Other income	31,596	39,864	40,425
Total income	135,910	127,341	112,358
Benefits and expenses
General insurance expenses	45,029	37,669	30,755
Insurance taxes, licenses, fees, and commissions	58,279	48,143	40,402
Net transfers to separate accounts	31,908	40,318	40,705
Total benefits and expenses	135,216	126,130	111,862
Income before federal income tax expense (benefit)
and net realized capital (losses)	694	1,211	496
Federal income tax expense (benefit)	256	(59)	(74)
Income before net realized capital (losses)	438	1,270	570
Net realized capital (losses), excluding gains transferred
to IMR, net of tax expense (2020 - $100; 2019 - $23;
2018 - $154) excluding taxes transferred to IMR
(2020 - $0; 2019 - ($4); 2018 - ($3))	(241)	(20)	(151)
Net income	$197	$1,250	$419

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Capital and surplus at beginning of year	$39,989	$39,447	$18,600
Additions (deductions)
Net income	197	1,250	419
Change in net deferred income tax	241	209	387
Change in nonadmitted assets	233	(897)	(595)
Change in asset valuation reserve	40	(20)	(17)
Paid-in capital	-	-	20,653
Net additions	711	542	20,847
Capital and surplus at end of year	$40,700	$39,989	$39,447

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Statements of Cash Flows Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Cash from operating activities
Premiums and other considerations	$(7,537)	$7,522	$(8,605)
Net investment income received	1,191	1,568	790
Reinsurance commissions	103,297	85,813	71,157
Other income	25,668	36,446	52,391
Policy and contract benefits and dividends paid	187	(44)	(363)
Operating expenses paid	(94,087)	(83,030)	(64,178)
Federal income taxes paid	(141)	(568)	(497)
Net transfers (to) separate accounts	(34,175)	(42,734)	(42,947)
Net cash provided by (used in) operating activities	(5,597)	4,973	7,748
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	11,864	428	1,268
Total investment proceeds	11,864	428	1,268
Cost of investments acquired
Bonds and notes	7,951	4,994	-
Total investments acquired	7,951	4,994	-
Net cash provided by (used in) investing activities	3,913	(4,566)	1,268
Cash from financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(26)	(12)	(7)
Other cash provided (used)	(917)	3,730	(2,536)
Net cash provided by (used in) financing
and miscellaneous activities	(943)	3,718	(2,543)
Net change in cash and cash equivalents	(2,627)	4,125	6,473
Cash and cash equivalents at the beginning of the year	29,037	24,912	18,439

Cash and cash equivalents at the end of the year	$26,410	$29,037	$24,912

Supplemental disclosure of non-cash transactions
Capital contribution of securities from parent	$-	$-	$20,653

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 1: Nature of Business

MEMBERS Life Insurance Company (“MEMBERS Life” or the “Company” or “MLIC”) is a stock life and health insurance company organized under the laws of Iowa and a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is organized under the laws of Wisconsin and is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and their members. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company began selling a single premium deferred index annuity contracts in 2013, a flexible premium deferred variable and index linked annuity contracts in 2016, and a single premium deferred modified guaranteed index annuity in 2019. All products are sold to consumers, including credit union members, through the face-to-face distribution channel. The Company has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. See Note 7, Reinsurance, for information on the Company’s reinsurance agreements. Prior to 2013, the Company did not actively market new business; it primarily serviced existing blocks of individual and group life policies.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. The following table identifies states with premiums greater than 5% of total direct premium and states with deposits on annuity contracts greater than 5% of total deposits:

				Deposits on
	Direct Premium			Annuity Contracts

	2020	2019	2018	2020	2019	2018
0
Michigan	61%	60%	62%	5%	6%	7%
Texas	24	25	24	6	5	*
California	5	5	5	5	*	*
Pennsylvania	*	*	*	7	7	8
Wisconsin	*	*	*	6	6	5
North Carolina	*	*	*	5	*	*
Florida	*	*	*	5	5	6
Indiana	*	*	*	5	*	5
Iowa	*	*	*	*	5	6

*Less than 5%

No other state represents more than 5% of the Company’s premiums or deposits for any year in the three years ended December 31, 2020.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and the impacts on the Company’s financial statements to date have not been estimated. Due to the COVID-19 outbreak, there is uncertainty surrounding the potential impact on the Company’s future financial position, results of operations and related cash flows. Continued impacts of the pandemic could materially adversely affect the Company’s near-term and long-term premium revenues, policyholder benefits, earnings, liquidity, and cash flows. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, the interest maintenance reserve and items not allocated) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance.

Policy reserves, which are 100% ceded to CMFG Life, are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statements of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statements of operations.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory reporting. Such a reserve is not recorded under GAAP. For statutory reporting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuities, including those recorded in the separate accounts, are recorded in the statutory basis statements of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities are reported as a separate account product for statutory reporting. For GAAP, only the variable annuity component of the flexible premium variable and index linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statements of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Net investment income: Investment income is recognized on an accrual basis. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows.

Net realized capital (losses): Realized capital (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

Net unrealized capital gains: Unrealized capital gains and losses are included in unassigned surplus, net of deferred federal income taxes.

Cash and Cash Equivalents

Cash includes unrestricted deposits in financial institutions. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020.  The income tax provisions of the CARES Act did not have a material impact on the Company’s statutory basis financial statements.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. Since CMFG Life is the only reinsurer, there is no concern of default on reinsurance receivable balances.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Separate Accounts

The Company issues single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life on a coinsurance basis except the variable annuity of the flexible premium variable and index linked deferred annuities that are ceded on a modified coinsurance basis and the related assets and liabilities are retained in the Company’s separate account.

Separate account assets for the variable annuity component of the flexible premium variable and index linked deferred and single premium deferred modified guaranteed index annuity are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index linked deferred and the single premium deferred modified guaranteed index annuity are able to invest in investment funds managed for their benefit. All of the flexible premium variable separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2020 and 2019, respectively.

CMFG Life, on behalf of MLIC, invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method (“CRVM”) basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Manual (“VM”) 21 for fixed annuities, equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.

The policy reserves are 100% ceded to CMFG Life.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities

The Company issues the single premium deferred index annuity contracts, single premium deferred modified guaranteed index annuity contracts and flexible premium deferred variable and index linked annuity contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract.  Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

Recently Adopted Accounting Standards

The Company adopted revised statutory principles-based based reserve valuation standards effective January 1, 2020. For life insurance, the amendments affect new business only and therefore had no impact on existing policy reserves. Further, the Company does not currently issue new life insurance business which would be impacted by the new valuation standards. For the flexible premium deferred variable and index linked annuities and single premium deferred modified guaranteed index annuity, there was an immaterial impact from adoption on the direct reserves, which are 100% ceded to CMFG Life.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses and fair value of investments in bonds and notes at December 31, 2020 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,734	$1,916	$-	$10,650
Industrial and miscellaneous	16,926	1,170	(1)	18,095
Commercial mortgage-backed securities	1,977	3	-	1,980
Residential mortgage-backed securities	1,674	60	-	1,734
Non-mortgage asset-backed securities	998	-	(8)	990

Total bonds and notes	$30,309	$3,149	$(9)	$33,449

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2019 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
December 31, 2019	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,739	$454	$-	$9,193
Industrial and miscellaneous	20,455	861	-	21,316
Residential mortgage-backed securities	3,217	18	-	3,235
Non-mortgage asset-backed securities	2,001	-	-	2,001

Total bonds and notes	$34,412	$1,333	$-	$35,745

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$2,004	$2,022
Due after one year through five years	7,964	8,709
Due after five years through ten years	6,958	7,364
Due after ten years	8,734	10,650
Residential mortgage-backed securities	1,674	1,734
Commercial mortgage-backed securities	1,977	1,980
Non-mortgage asset-backed securities	998	990

Total bonds and notes	$30,309	$33,449

Cash and Cash Equivalents

The details of cash and cash equivalents as of December 31, are as follows:

	2020	2019
Cash equivalents	$24,336	$28,122
Cash	2,074	915
Total cash and cash equivalents	$26,410	$29,037

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2020	2019	2018
Bonds and notes	$954	$971	$364
Cash and cash equivalents	116	709	452
Gross investment income	1,070	1,680	816
Less investment expenses	53	54	58
Net investment income	$1,017	$1,626	$758

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2020 or 2019 on this basis.

Net Realized Capital (Losses)

Net realized capital (losses) for the years ended December 31 are summarized as follows:

	2020	2019	2018
Gross gains from sales of bonds and notes	$1	$17	$17
Other	(142)	-

Realized capital gains (losses) before taxes and transfer to IMR	(141)	17	17

Tax on realized capital gains (losses)	(100)	(24)	(155)
Transfer to interest maintenance reserve	-	(13)	(13)
Net realized capital (losses)	$(241)	$(20)	$(151)

Proceeds from the sale of bonds and notes were $2,002, $338, and $651 in 2020, 2019 and 2018, respectively.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond and note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2020 and 2019. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on mortgage-backed and structured securities during 2020, 2019 and 2018 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Net Unrealized Capital (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Industrial and miscellaneous	$1,004	$(1)	$-	$-	$1,004	$(1)
Non-mortgage asset-backed	990	(8)	-	-	990	(8)

Total bonds and notes	$1,994	$(9)	$-	$-	$1,994	$(9)

At December 31, 2020, the Company owned two securities with a fair value of $1,994 in an unrealized loss position. The Company owned one industrial and miscellaneous security with an unrealized loss of $1, and one non-mortgage asset-backed security with an unrealized loss of $8. The total fair value of securities with unrealized losses at December 31, 2020 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,994 or 100% of the total fair value of all securities with unrealized losses at December 31, 2020.

The Company had no securities in an unrealized loss position at December 31, 2019.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2020 and 2019, bonds and notes and cash with a statement value of $28,240 and $32,342, respectively, were accordingly designated for Iowa. Additionally, the Company designates assets for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. Pursuant to these requirements, bonds and notes with a statement value of $2,119 and $2,120 were on deposit with other regulatory jurisdictions as of December 31, 2020 and 2019, respectively.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during the years ended December 31, 2020 and 2019.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Determination of Fair Values

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2020.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$24,336	$-	$-	$24,336
Separate account assets	-	230,314	-	230,314
Total assets at fair value	$24,336	$230,314	$-	$254,650

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Separate account liabilities	$-	$230,314	$-	$230,314
Total liabilities at fair value	$-	$230,314	$-	$230,314

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2019.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$28,122	$-	$-	$28,122
Separate account assets	-	169,654	-	169,654
Total assets at fair value	$28,122	$169,654	$-	$197,776

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Separate account liabilities	$-	$169,654	$-	$169,654
Total liabilities at fair value	$-	$169,654	$-	$169,654

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2020:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$30,309	$33,449	$-	$32,459	$990
Cash equivalents¹	24,336	24,336	24,336	-	-
Separate account assets	230,314	230,314	-	230,314	-
Financial instruments recorded as liabilities:
Separate account liabilities	230,314	230,314	-	230,314	-

[1]	Excludes cash of $2,074 that is not subject to fair value accounting.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2019:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$34,412	$35,745	$-	$35,745	$-
Cash equivalents[1]	28,122	28,122	28,122	-	-
Separate account assets	169,654	169,654	-	169,654	-
Financial instruments recorded as liabilities:
Separate account liabilities	169,654	169,654	-	169,654	-
[1]	Excludes cash of $915 that is not subject to fair value accounting.

The carrying amount for cash approximates fair value due to the short-term nature and has been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents: Consists of money market mutual funds reported as cash and cash equivalents. Their valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, derivative markets, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CMFG Life, CUMIS Mortgage Reinsurance Company, CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CUNA Mutual Investment Corporation, CUNA Mutual Insurance Agency, Inc., CUNA Brokerage Services, Inc., International Commons, Inc., MEMBERS Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., TruStage Financial Group, Inc., CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc. and ForeverCar Holdings, Inc.

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2020	2019	2018
Federal income tax expense (benefit) on operations	$256	$(59)	$(74)
Federal income tax expense on realized capital gains (losses)	100	23	154
Federal income tax expense (benefit)	$356	$(36)	$80

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change
Adjusted gross deferred tax assets	$1,108	$1,010	$98
Total deferred tax liabilities	(197)	(340)	143
Net deferred tax asset (excluding nonadmitted)	$911	$670	$241
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			-
Change in net deferred income tax			$241

The 2019 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2019	2018	Change
Adjusted gross deferred tax assets	$1,010	$828	$182
Total deferred tax liabilities	(340)	(367)	27
Net deferred tax asset (excluding nonadmitted)	$670	$461	$209
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a			-
Change in net deferred income tax			$209

The 2018 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2018	2017	Change
Adjusted gross deferred tax assets	$828	$596	$232
Total deferred tax liabilities	(367)	(498)	131
Net deferred tax asset (excluding nonadmitted)	$461	$98	363
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			24
Change in net deferred income tax			$387

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2020	2019	2018

Tax expense computed at federal corporate rate	$116	$258	$108
Foreign tax credit	(32)	(40)	-
Income tax (benefit) related to prior years	(82)	(159)	(240)
Nonadmitted assets	161	(247)	(134)
Interest maintenance reserve amortization	26	29	33
Dividends received deductions	(76)	(87)	(59)
Other	3	2	(15)

Total statutory income taxes	$116	$(244)	$(307)

Federal income tax expense (benefit)	$356	$(36)	$80
Change in net deferred income tax	(240)	(208)	(387)

Total statutory income taxes	$116	$(244)	$(307)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$1,108	$-	$1,108	$1,010	$-	$1,010	$98	$-	$98
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	1,108	-	1,108	1,010	-	1,010	98	-	98
Deferred tax assets nonadmitted	(656)	-	(656)	-	-	-	(656)	-	(656)
Admitted deferred tax assets	452	-	452	1,010	-	1,010	(558)	-	(558)
Deferred tax liabilities	-	(197)	(197)	-	(340)	(340)	-	143	143
Net admitted deferred tax assets	$452	$(197)	$255	$1,010	$(340)	$670	$(558)	$143	$(415)

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The nonadmitted deferred tax asset increased $656 in 2020 and did not change in 2019. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Based on the Company’s assessment, no valuation allowance was required as of December 31, 2020 and 2019.

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2020	2019	Change
Ordinary deferred tax assets:
Life reserves method change	$4	$7	$(3)
Investments	6	-	6
Deferred acquisition costs	807	479	328
Miscellaneous nonadmitted assets	223	384	(161)
Other - accrued general expense	68	140	(72)
Subtotal ordinary deferred tax assets	1,108	1,010	98
Nonadmitted ordinary deferred tax assets	(656)	-	(656)
Admitted ordinary deferred tax assets	452	1,010	(558)
Admitted deferred tax assets	452	1,010	(558)
Capital deferred tax liabilities:
Investments	(197)	(340)	143
Subtotal capital deferred tax liabilities	(197)	(340)	143
Total deferred tax liabilities	(197)	(340)	143
Net admitted deferred tax asset	$255	$670	$(415)

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	255	-	255	680	-	680	(425)	-	(425)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	255	-	255	680	-	680	(425)	-	(425)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	6,067	-	-	5,898	-	-	169
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	197	-	197	330	-	330	(133)	-	(133)
Admitted deferred tax assets	$452	$-	$452	$1,010	$-	$1,010	$(558)	$-	$(558)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2020	2019
Ratio percentage used to determine recovery period and
threshold limitation amount (RBC reporting entity)	10514%	10916%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$40,444	$39,319

No tax planning strategies were used in the calculation of adjusted gross deferred tax assets or net admitted adjusted gross deferred tax assets during 2020 and 2019.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Other Tax Items

As of December 31, 2020, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

The Company has no taxes incurred in 2020, 2019, and 2018 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

The Company did not have any tax contingencies as of December 31, 2020 and 2019 and has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2020, 2019 and 2018, the Company did not recognize any addition or reduction in interest and penalties. The Company had accrued $2 and $2 for the payment of interest and penalties at December 31, 2020 and 2019, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company also files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2014.   Income tax liabilities have settled with the U.S. federal taxing authority (“IRS”) for tax year 2015, and the statute of limitations is closed.  Amended refund claims filed for tax years 2010 and 2012 are currently under examination as part of the Joint Committee on Taxation approval process.

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. The Company reimbursed CMFG Life $47,364, $38,579 and $30,131 in 2020, 2019, and 2018, respectively.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Significant amounts due to/from affiliates are shown in the following table:

	2020	2019
Due to the Company:
CMFG Life	$218	$-
Other	5	8
Total	$223	$8

Due from the Company:
CUNA Brokerage Services, Inc.	$3,513	$3,383
CMFG Life	14,680	5,093
Other	136	150
Total	$18,329	$8,626

MEMBERS Capital Advisors, Inc., (“MCA”) which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company’s upstream parent, CMFG Life. The Company recorded MCA investment management fees totaling $54, $54 and $58 in 2020, 2019, and 2018, respectively, which are included in net investment income on the statutory basis statements of operations.

Significant capital contributions from affiliates are shown in the following table:

	2020	2019	2018
Capital contribution to MLIC from:
CMIC	$-	$-	$20,653
Total	$-	$-	$20,653

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its annuity products and recorded commission expense for this service of $36,884, $34,180 and $29,996 in 2020, 2019, and 2018, respectively, which is included in insurance taxes, licenses, fees and commissions. Commissions paid to non-affiliates totaled $18,715, $12,994 and $8,136 in 2020, 2019, and 2018, respectively, which are included in insurance taxes, licenses, fees and commissions on the statutory basis statements of operations.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company entered into a coinsurance and modified coinsurance agreement with its affiliate, CMFG Life, to cede 100% of its life, accident and health, and annuity business. The Company entered into the coinsurance and modified coinsurance agreement for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

The Company cedes 100% of its annuity business to its parent, CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2020, 2019, and 2018.

	2020	2019	2018
Premiums earned:
Direct	$1,170,733	$995,842	$830,582
Ceded to affiliates	(1,170,733)	(995,842)	(830,582)
Premiums earned, net of reinsurance	$-	$-	$-
Contract charges
Direct	(836)	1,865	2,106
Ceded to affiliates	836	(1,865)	(2,106)
Contract charges, net of reinsurance	$-	$-	$-
Benefits and surrender expenses:
Direct	$348,428	$158,793	$94,123
Ceded to affiliates	(348,428)	(158,793)	(94,123)
Benefits and surrender expenses, net of reinsurance	$-	$-	$-
Increase in policy reserves:
Direct	$(2,136)	$3,630	$2,536
Ceded to affiliates	2,136	(3,630)	(2,536)
Increase in policy reserves, net of reinsurance	$-	$-	$-

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $39,749 and $40,092 in 2020 and 2019, respectively.

The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s business in its single premium deferred index annuity product, flexible premium deferred variable and index linked annuity product, and single premium deferred modified guaranteed index annuity product, which was $102,791, $86,481 and $70,391 for the years ended December 31, 2020, 2019, and 2018, respectively. All remaining commissions relate to the Company’s life and health products and total $506, ($668) and $766 for the years ended December 31, 2020, 2019, and 2018, respectively.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 8: Annuity Reserves and Deposit-Type Liabilities

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit-type liabilities at December 31, 2020, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$-	$5,050,170	$-	$5,050,170	94.6%
At book value less surrender charge of 5% or more	2,851	-	-	2,851	0.1%
At fair value	-	-	220,969	220,969	4.1%

Total with adjustment or at fair value	2,851	5,050,170	220,969	5,273,990	98.8%
At book value with minimal or no charge adjustment	205	59,534	-	59,739	1.1%
Not subject to discretionary withdrawal	7,074	-	-	7,074	0.1%

Gross annuity reserves and deposit liabilities	10,130	5,109,704	220,969	5,340,803	100.0%
Reinsurance ceded	10,130	5,109,704	-	5,119,834

Total annuity reserves and deposit liabilities	$-	$-	$220,969	$220,969

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	-	-	-	-	0.0%
Not subject to discretionary withdrawal	4,473	-	-	4,473	100.0%

Gross annuity reserves and deposit liabilities	4,473	-	-	4,473	100.0%
Reinsurance ceded	4,473	-	-	4,473

Total annuity reserves and
deposit liabilities	$-	$-	$-	$-

The following table shows policy liabilities associated with the Company’s annuity products:

2020
Annuity reserves from the separate accounts	$220,969
Total annuity reserves	$220,969

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2020:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$38	$68	$-	$-	$-
Universal life	2,649	2,649	2,704	-	-	-
Other permanent cash value life insurance	-	11,474	12,353	-	-	-
Miscellaneous reserves	-	36	34	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	4,465	-	-	-
Accidental death benefits	-	-	7	-	-	-
Disability - active lives	-	-	3	-	-	-
Disability - disabled lives	-	-	113	-	-	-
Miscellaneous reserves	-	-	64	-	-	-
Gross reserves before reinsurance	2,649	14,197	19,811	-	-	-
Ceded reinsurance	2,649	14,197	19,811	-	-	-
Net reserves	$-	$-	$-	$-	$-	$-

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2019, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$-	$4,076,413	$-	$4,076,413	95.9%
At book value less surrender charge of 5% or more	6,019	-	-	6,019	0.1%
At fair value	-	-	161,987	161,987	3.9%

Total with adjustment or at fair value	6,019	4,076,413	161,987	4,244,419	99.9%
At book value with minimal or no charge adjustment	327	-	-	327	0.0%
Not subject to discretionary withdrawal	4,863	-	-	4,863	0.1%

Gross annuity reserves and deposit liabilities	11,209	4,076,413	161,987	4,249,609	100.0%
Reinsurance ceded	11,209	4,076,413	-	4,087,622

Total annuity reserves and deposit liabilities	$-	$-	$161,987	$161,987

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	-	-	-	-	0.0%
Not subject to discretionary withdrawal	3,873	-	-	3,873	100.0%

Gross annuity reserves and deposit liabilities	3,873	-	-	3,873	100.0%
Reinsurance ceded	3,873	-	-	3,873

Total annuity reserves and deposit liabilities	$-	$-	$-	$-

The following table shows policy liabilities associated with the Company’s annuity products:

2019
Annuity reserves from the separate accounts	$161,987
Total annuity reserves	$161,987

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2019:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$48	$85	$-	$-	$-
Universal life	2,816	2,816	2,878	-	-	-
Other permanent cash value life insurance	-	11,812	12,712	-	-	-
Miscellaneous reserves	-	35	35	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	4,954	-	-	-
Accidental death benefits	-	-	7	-	-	-
Disability - active lives	-	-	3	-	-	-
Disability - disabled lives	-	-	122	-	-	-
Miscellaneous reserves	-	-	72	-	-	-
Gross reserves before reinsurance	2,816	14,711	20,868	-	-	-
Ceded reinsurance	2,816	14,711	20,868	-	-	-
Net reserves	$-	$-	$-	$-	$-	$-

Note 9: Statutory Financial Data and Dividend Restrictions

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2020 and 2019, the Company’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

The Company is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to a parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. The Company could pay $4,070 in stockholder dividends in 2021 without the approval of the Insurance Department.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 10: Commitments and Contingencies

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2020 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $132 and $116 at December 31, 2020 and 2019, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has not established an asset as of December 31, 2020 and 2019 since it does not believe any amount will be recoverable. Recoveries of assessments from premium taxes are generally made over a five-year period.

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 11: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2020	2019
Nonadmitted assets:
Net deferred tax asset	$656	$-
Prepaid expenses	491	-
Interest maintenance reserve	907	1,029
Other	574	1,831
Total nonadmitted assets	$2,628	$2,860

Asset valuation reserve	$-	$40

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 12: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under the flexible premium variable and index linked deferred annuities policies.

Information relating to the Company’s flexible premium variable separate account business as of December 31 is set forth in the tables below:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed
Reserves with assets held:
At fair value	$-	$220,969	$-	$161,987
At amortized cost	-	-	-	-
Total	$-	$220,969	$-	$161,987
Reserves with assets subject to
discretionary withdrawal:
At fair value	$-	$220,969	$-	$161,987
With fair value adjustment	-	-	-	-
Not subject to discretionary withdrawal	-	-	-	-
Total	$-	$220,969	$-	$161,987

The following table shows the premiums and deposits for flexible premium variable contracts recorded in the separate accounts for the years ended December 31:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed
Non-guaranteed premiums, considerations and deposits received for separate account policies	$-	$220,969	$-	$161,987
Total	$-	$220,969	$-	$161,987

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Details of the net transfers to separate accounts for all annuity contracts are shown in the table below for the years ended:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed
Transfers to separate accounts	$-	$1,170,261	$-	$990,809
Transfers from separate accounts	-	(1,141,308)	-	(952,622)
Valuation adjustment	-	2,955	-	2,131
Net transfers to separate accounts	$-	$31,908	$-	$40,318

Note 13: Subsequent Events

The Company evaluated subsequent events from December 31, 2020 through March 4, 2021, the date the statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

MEMBERS LIFE INSURANCE COMPANY Supplemental Schedules December 31, 2020

Supplemental Schedules

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2020 (000s omitted)

Investment income earned:
Government bonds	$240
Other bonds (unaffiliated)	714
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	-
Real estate	-
Premium notes, contract loans and liens	-
Collateral loans	-
Cash	116
Cash equivalents	-
Short-term investments	-
Other invested assets	-
Derivative financial instruments	-
Aggregate write-in for investment income	-
Gross investment income	$1,070

Real estate owned - book value less encumbrances	$-

Mortgage loans - book value:
Farm mortgages	-
Residential mortgages	-
Commercial mortgages	-
Total mortgage loans	$-

Mortgage loans by standing - book value:
Good standing	-
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-

Other long-term assets-statement value	-
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	-
Preferred stocks	-
Common stocks	-

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$2,865
Over 1 year through 5 years	9,350
Over 5 years through 10 years	9,341
Over 10 years through 20 years	19
Over 20 years	8,734
Total by maturity	$30,309

Bonds by class - statement value
Class 1	$28,315
Class 2	1,994
Class 3	-
Class 4	-
Class 5	-
Class 6	-
Total by class	$30,309

Total bonds publicly traded	$27,315
Total bonds privately placed	2,994

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	2,074
Cash equivalents	24,336

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Life insurance in force:
Industrial
Ordinary	-
Credit life	-
Group life	-

Amount of accidental death insurance in force under ordinary policies	2,437

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	3,620
Credit life	-
Group life	300

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	-
Income payable	-
Ordinary - involving life contingencies
Income payable	-
Group - not involving life contingencies
Amount of deposit	-
Income payable	-
Group - involving life contingencies
Income payable	-
Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-
Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-
Accident and health insurance - premium in force
Ordinary	-
Group	-
Credit	-
Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Claim payments 2020
Group accident and health - year ended December 31
2020	$-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other accident and health
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

MEMBERS LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2020 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$8,914	8,914	15.7%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	-	-	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	-	-	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,494	1,494	2.6%
Industrial and miscellaneous	19,901	19,901	35.1%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	30,309	30,309	53.4%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	-	-	0.0%
Common Stocks

Industrial and miscellaneous Publicly traded (unaffiliated)	-	-	0.0%
Industrial and miscellaneous other (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates other	-	-	0.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	-	-	0.0%
Mortgage loans	-	-	0.0%
Real estate	-	-	0.0%
Cash, cash equivalents and short-term investments	26,410	26,410	46.6%
Contract loans	-	-	0.0%
Derivatives	-	-	0.0%
Other invested assets	-	-	0.0%
Receivables for securities	-	-	0.0%
Securities lending	-	-	0.0%
Total invested assets	$56,719	$56,719	100.0%

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories December 31, 2020 (000s omitted)

1.	Reporting entity’s total admitted assets, excluding separate account assets.	$73,461

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets
2.01	Citigroup Commercial Mort.	Bond	$1,977	2.691%
2.02	Toyota Motor Credit Corp	Bond	1,005	1.368%
2.03	John Deere Capital Corp.	Bond	1,002	1.364%
2.04	Microsoft Corporation	Bond	1,001	1.363%
2.05	National Australia Bank, Ltd.	Bond	1,000	1.361%
2.06	MASS Mutual Global Fund.	Bond	998	1.359%
2.07	Blackrock, Inc.	Bond	998	1.359%
2.08	CFIP CLO Ltd.	Bond	998	1.359%
2.09	Automatic Data Prcoessing	Bond	997	1.357%
2.10	Nestle Holdings	Bond	996	1.356%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

		-
	Bonds		1	2
3.01	NAIC-1		$28,315	38.544%
3.02	NAIC-2		1,994	2.714%
3.03	NAIC-3		-	0.000%
3.04	NAIC-4		-	0.000%
3.05	NAIC-5		-	0.000%
3.06	NAIC-6		-	0.000%
	Preferred Stocks	-	3	4
3.07	P/RP-1		$-	0.000%
3.08	P/RP-2		-	0.000%
3.09	P/RP-3		-	0.000%
3.10	P/RP-4		-	0.000%
3.11	P/RP-5		-	0.000%
3.12	P/RP-6		-	0.000%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total Yes [ ] No [ X ]
Admitted assets?
If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$3,978	5.415%
4.03	Foreign-currency-denominated investments	-	0.000%
4.04	Insurance liabilities denominated in that same foreign currency	-	0.000%

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$3,978	5.415%
5.02	Countries rated NAIC-2	-	0.000%
5.03	Countries rated NAIC-3 or below	-	0.000%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
	Countries rated NAIC-1:
6.01	Country 1: Australia	$1,000	1.361%
6.02	Country 2: Cayman Islands	998	1.359%

	Countries rated NAIC-2:
6.03	Country 1:	$-	0.000%
6.04	Country 2:	-	0.000%

	Countries rated NAIC-3 or below:
6.05	Country 1:	$-	0.000%
6.06	Country 2:	-	0.000%

Questions 7-9 are not applicable.

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC Rating	3	4
10.01	National Australia Bank, Ltd.	2	$1,000	1.361%
10.02	CFIP CLO Ltd.	1	998	1.359%
10.03	Rabobank Nederland	2	994	1.353%
10.04	Lind PLC	1	986	1.342%
10.05			-	0.000%
10.06			-	0.000%
10.07			-	0.000%
10.08			-	0.000%
10.09			-	0.000%
10.10			-	0.000%

Questions 11-23 are not applicable.

MEMBERS LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2020

1.	MLIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	MLIC has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	MLIC cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

FINANCIAL HIGHLIGHTS

The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the fiscal year ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.

Subaccount/Year	Accumulation unit value beginning of period		Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Invesco V.I. Global Real Estate Fund, Series I	$10.08 9.36 10.43 9.64 11.68	(a)	$9.36 10.43 9.64 11.68 10.09	(7.14%) 11.41% (7.56%) 21.17% (13.63%)	14,354 45,007 73,245 88,494 110,603
2016 2017 2018 2019 2020
Invesco V.I. Small Cap Equity Fund, Series I	$10.32 10.75 12.08 10.10 12.60	(a)	$10.75 12.08 10.10 12.60 15.79	4.17% 12.37% (16.35%) 24.71% 25.35%	177 4,593 12,373 28,470 36,282
2016 2017 2018 2019 2020
Invesco Oppenheimer V.I. International Growth Fund (Series I)	$10.10 9.93 12.35 9.81 12.42	(a)	$9.93 12.35 9.81 12.42 14.87	(1.68%) 24.42% (20.60%) 26.69% 19.69%	144 2,829 9,471 18,754 21,324
2016 2017 2018 2019 2020
American Funds IS Asset Allocation Fund, Class 1	$10.00 10.30 11.82 11.14 13.33	(a)	$10.30 11.82 11.14 13.33 14.80	3.00% 14.78% (5.78%) 19.74% 11.03%	13,976 163,702 339,118 563,623 692,340
2016 2017 2018 2019 2020
American Funds IS The Bond Fund of America (f/k/a American Funds IS Bond Fund), Class 1	$9.91 9.66 9.88 9.69 10.47	(a)	$9.66 9.88 9.69 10.47 11.34	(2.52%) 2.34% (1.93%) 8.07% 8.31%	1,186 11,564 21,950 60,841 138,833
2016 2017 2018 2019 2020
American Funds IS Growth Fund, Class 1	$10.22 10.56 13.38 13.18 17.02	(a)	$10.56 13.38 13.18 17.02 25.56	3.33% 26.69% (1.51%) 29.16% 50.19%	13,910 58,649 197,476 344,702 367,065
2016 2017 2018 2019 2020

 103

Subaccount/Year	Accumulation unit value beginning of period		Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
American Funds IS American High-Income Trust (f/k/a American Funds IS High-Income Bond Fund), Class 1 2016 2017 2018 2019 2020	$10.24 10.54 11.14 10.74 11.93	(a)	$10.54 11.14 10.74 11.93 12.72	2.93% 5.67% (3.61%) 11.17% 6.59%	2,661 20,680 39,973 70,263 97,453
American Funds IS International Fund, Class 1	$10.39 10.27 13.40 11.49 13.94	(a)	$10.27 13.40 11.49 13.94 15.70	(1.15%) 30.44% (14.25%) 21.38% 12.57%	1,878 28,544 62,591 77,769 92,789
2016 2017 2018 2019 2020
BlackRock Global Allocation V.I. Fund, Class I	$10.12 10.23 11.47 10.47 12.17	(a)	$10.23 11.47 10.47 12.17 14.51	1.09% 12.17% (8.72%) 16.23% 19.20%	5,554 23,557 48,675 67,730 67,475
2016 2017 2018 2019 2020
Columbia VP Emerging Markets Bond Fund, Class 1	$10.00 9.77 10.77 9.86 10.92	(a)	$9.77 10.77 9.86 10.92 11.55	(2.30%) 10.24% (8.43%) 10.68% 5.82%	22,401 65,655 120,899 153,959 166,795
2016 2017 2018 2019 2020
DFA VA International Small Portfolio	$10.59 10.50 13.44 10.62 12.97	(a)	$10.50 13.44 10.62 12.97 13.98	(0.85%) 28.03% (20.96%) 22.06% 7.78%	4,576 14,307 27,971 35,307 35,335
2016 2017 2018 2019 2020
DFA VA International Value Portfolio	$10.31 11.28 13.98 11.42 13.04	(a)	$11.28 13.98 11.42 13.04 12.61	9.41% 23.99% (18.30%) 14.13% (3.23%)	34,653 111,175 196,632 284,671 369,567
2016 2017 2018 2019 2020
DFA VA U.S. Large Value Portfolio	$10.21 11.15 13.08 11.32 14.03	(a)	$11.15 13.08 11.32 14.03 13.63	9.21% 17.31% (13.46%) 23.91% (2.85%)	69,941 195,997 307,073 442,566 501,553
2016 2017 2018 2019 2020
DFA VA U.S. Targeted Value Portfolio	$10.19 11.88 12.85 10.65 12.86	(a)	$11.88 12.85 10.65 12.86 12.86	16.58% 8.19% (17.11%) 20.74% 2.43%	14,953 49,397 92,076 181,483 238,136
2016 2017 2018 2019 2020

 104

Subaccount/Year	Accumulation unit value beginning of period		Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Dreyfus VIF Quality Bond Portfolio, Initial	$9.89 9.60 9.88 9.49 10.10	(a)	$9.60 9.88 9.49 10.10 —	(2.93%) 2.96% (3.99%) 6.45% —	2,201 7,086 6,760 18,216 —
2016 2017 2018 2019 2020
Templeton Foreign VIP Fund, Class 1 2016 2017 2018 2019 2020	$10.24 10.79 12.44 10.38 11.54	(a)	$10.79 12.44 10.38 11.54 11.27	5.37% 15.28% (16.53%) 11.16% (2.39%)	907 5,624 13,701 16,729 15,301
Templeton Global Bond VIP Fund, Class 1	$9.93 10.45 10.52 10.59 10.67	(a)	$10.45 10.52 10.59 10.67 9.97	5.24% 0.64% 0.66% 0.73% (6.49%)	5,081 33,685 48,715 108,324 114.767
2016 2017 2018 2019 2020
Goldman Sachs VIT Core Fixed Income, Service Shares	$10.00 9.68 9.86 9.66 10.40	(a)	$9.68 9.86 9.66 10.40 11.23	(3.20%) 1.88% (2.05%) 7.65% 8.03%	4,836 6,489 7,600 25,646 32,224
2016 2017 2018 2019 2020
Goldman Sachs VIT Government Money Market, Institutional(c)	— $10.01 10.06		— 10.06 9.95	— 0.54% (0.69%)	— 9,586 176,047
2018 2019 2020
Lazard Retirement Emerging Markets Equity Portfolio, Investor Shares	$10.27 10.41 13.15 10.58 12.33	(a)	$10.41 13.15 10.58 12.33 12.02	1.36% 26.24% (19.56%) 16.60% (2.51%)	19,304 79,780 152,493 191,468 216,911
2016 2017 2018 2019 2020
MFS® Total Return Bond Fund, Initial Shares	$9.96 9.72 10.01 9.75 10.58	(a)	$9.72 10.01 9.75 10.58 11.31	(2.41%) 2.92% (2.61%) 8.57% 6.85%	56,861 152,270 276,043 379,985 433,352
2016 2017 2018 2019 2020
MFS® Utilities Series Fund, Initial Shares	$9.89 9.54 10.79 10.74 13.23	(a)	$9.54 10.79 10.74 13.23 13.81	(3.54%) 13.13% (0.45%) 23.21% 4.32%	15,028 54,105 90,578 145,237 178,334
2016 2017 2018 2019 2020

 105

Subaccount/Year	Accumulation unit value beginning of period		Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
MFS® Value Series, Initial Class	$9.90 10.44 12.10 10.72 13.71	(a)	$10.44 12.10 10.72 13.71 13.97	5.45% 15.91% (11.41%) 27.87% 1.93%	5,253 33,880 75,921 107,920 131,289
2016 2017 2018 2019 2020
MFS® Blended Research® Small Cap Equity Portfolio, Initial Class	$10.18 11.07 12.54 11.72 14.64	(a)	$11.07 12.54 11.72 14.64 14.74	8.74% 13.26% (6.55%) 24.89% 0.71%	240 18,007 27,428 65,108 87,646
2016 2017 2018 2019 2020
Morgan Stanley Variable Insurance Fund, Inc. Global Infrastructure Portfolio, Class 1	$10.09 9.75 10.85 9.85 12.45	(a)	$9.75 10.85 9.85 12.45 12.12	(3.37%) 11.31% (9.22%) 26.39% (2.63%)	14,466 57,330 93,127 113,764 141,666
2016 2017 2018 2019 2020
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio, Class 1	$10.49 9.90 13.96 14.78 19.20	(a)	$9.90 13.96 14.78 19.20 41.10	(5.62%) 41.02% 5.91% 29.84% 114.07%	971 1,416 12,884 92,326 101,822
2016 2017 2018 2019 2020
TOPS® Aggressive Growth ETF Portfolio, Class 1	$10.24 10.56 12.56 11.18 13.73	(a)	$10.56 12.56 11.18 13.73 15.28	3.13% 18.91% (10.99%) 22.84% 11.24%	19,114 47,845 83,620 109,186 149,457
2016 2017 2018 2019 2020
TOPS® Balanced ETF Portfolio, Class 1	$10.07 10.13 11.10 10.35 11.85	(a)	$10.13 11.10 10.35 11.85 12.68	0.60% 9.55% (6.79%) 14.53% 6.99%	110,361 278,754 340,743 392,087 444,882
2016 2017 2018 2019 2020
TOPS® Conservative ETF Portfolio, Class 1	$10.03 10.05 10.60 10.19 11.24	(a)	$10.05 10.60 10.19 11.24 11.87	0.20% 5.48% (3.90%) 10.36% 5.63%	103,915 150,764 240,747 313,008 338,380
2016 2017 2018 2019 2020

 106

Subaccount/Year	Accumulation unit value beginning of period		Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
TOPS® Growth ETF Portfolio, Class 1	$10.19 10.45 12.18 10.97 13.22	(a)	$10.45 12.18 10.97 13.22 14.57	2.55% 16.48% (9.97%) 20.54% 10.25%	37,414 105,955 155,636 194,514 257,808
2016 2017 2018 2019 2020
TOPS® Moderate Growth ETF Portfolio, Class 1	$10.09 10.30 11.60 10.67 12.53	(a)	$10.30 11.60 10.67 12.53 13.68	2.08% 12.68% (7.99%) 17.37% 10,25%	104,375 242,408 343,288 414,804 412,876
2016 2017 2018 2019 2020
PIMCO VIT CommodityRealReturn Strategy Portfolio, Institutional	$9.73 10.16 10.25 8.68 9.55	(a)	$10.16 10.25 8.68 9.55 9.54	4.42% 0.88% (15.32%) 9.97% (0.02%)	5,390 15,349 25,916 48,990 55,519
2016 2017 2018 2019 2020
PIMCO VIT All Asset Portfolio, Institutional	$10.13 10.17 11.40 10.65 11.74	(a)	$10.17 11.40 10.65 11.74 12.51	0.39% 12.08% (6.62%) 10.25% 6.56%	28,188 96,328 183,141 219,621 236,303
2016 2017 2018 2019 2020
PIMCO VIT Real Return Portfolio, Institutional	$9.97 9.78 10.00 9.65 10.32	(a)	$9.78 10.00 9.65 10.32 11.37	(1.91%) 2.27% (3.53%) 6.98% 10.21%	12,963 15,625 32,044 69,218 78,309
2016 2017 2018 2019 2020
Putnam VT High Yield Fund, IA	$10.06 10.44 11.03 10.48 11.82	(a)	$10.44 11.03 10.48 11.82 12.29	3.78% 5.63% (5.02%) 12.84% 3.93%	25,730 77,364 135,516 184,535 213,254
2016 2017 2018 2019 2020
T. Rowe Price Blue Chip Growth Fund	$10.27 10.33 13.85 13.91 17.79	(a)	$10.33 13.85 13.91 17.79 23.54	0.58% 34.15% 0..96% 32.28%	20,534 153,114 287,178 459,315 532,902
2016 2017 2018 2019 2020
Vanguard VIF Capital Growth Portfolio	$10.39 10.92 13.86 13.49 16.81	(a)	$10.92 13.86 13.49 16.81 19.45	5.10% 26.92% (2.67%) 24.62% 15.72%	3,347 30,053 59,438 93,085 130,477
2016 2017 2018 2019 2020

 107

Subaccount/Year	Accumulation unit value beginning of period		Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Vanguard VIF Diversified Value Portfolio	$10.25 10.64 11.86 10.62 13.15	(a)	$10.64 11.86 10.62 13.15 14.48	3.80% 11.48% (10.48%) 23.83% 10.11%	8,775 44,838 84,535 149,912 175,233
2016 2017 2018 2019 2020
Vanguard VIF Equity Index Portfolio	$10.15 10.50 12.59 11.84 15.31	(a)	$10.50 12.59 11.84 15.31 17.83	3.45% 19.85% (5.97%) 29.35% 16.44%	36,179 149,407 327,933 441,691 493,826
2016 2017 2018 2019 2020
Vanguard VIF High Yield Bond Portfolio	$10.04 10.25 10.81 10.35 11.80	(a)	$10.25 10.81 10.35 11.80 12.28	2.09% 5.42% (4.23%) 13.95% 4.09%	17,188 49,095 84,768 128,063 175,912
2016 2017 2018 2019 2020
Vanguard VIF International Portfolio	$10.19 10.16 14.29 12.30 15.90	(a)	$10.16 14.29 12.30 15.90 24.67	(0.29%) 40.56% (13.95%) 29.26% 55.23%	42,468 135,659 220,608 294,827 274,520
2016 2017 2018 2019 2020
Vanguard VIF Mid-Cap Index Portfolio	$10.25 10.44 12.25 10.94 14.11	(a)	$10.44 12.25 10.94 14.11 16.41	1.85% 17.31% (10.67%) 28.92% 16.31%	61,318 185,827 303,972 419,211 471,021
2016 2017 2018 2019 2020
Vanguard VIF Money Market Portfolio(d)	$9.98 9.96 9.91 9.95 10.03	(a)	$9.96 9.91 9.95 10.03 9.93	(0.20%) (0.49%) 0.43% 0.74% (0.98%)	13,166 17,090 60,768 176,908 692,961
2016 2017 2018 2019 2020
Vanguard VIF Real Estate Index Portfolio	$9.96 9.31 9.61 8.96 11.37	(a)	$9.31 9.61 8.96 11.37 10.65	(6.53%) 3.22% (6.79%) 26.89% (6.27%)	44,792 148,649 216,494 298,620 389,801
2016 2017 2018 2019 2020
Vanguard VIF Small Company Growth Portfolio	$10.17 10.87 13.22 12.08 15.24	(a)	$10.87 13.22 12.08 15.24 18.50	6.88% 21.63% (8.64%) 26.20% 21.35%	23,852 79,272 122,895 172,634 182,217
2016 2017 2018 2019 2020

 108

Subaccount/Year	Accumulation unit value beginning of period		Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Vanguard VIF Total Bond Market Index Portfolio	$9.96 9.59 9.77 9.62 10.29	(a)	$9.59 9.77 9.62 10.29 10.91	(3.71%) 1.94% (1.58%) 7.06% 5.98%	114,300 357,871 613,570 964,045 1,179,212
2016 2017 2018 2019 2020
Vanguard VIF Total Stock Market Index Portfolio	$10.12 10.58 12.61 11.76 15.14	(a)	$10.58 12.61 11.76 15.14 17.99	4.55% 19.17% (6.76%) 28.80% 18.76%	53,308 192,927 341,507 538,688 664,400
2016 2017 2018 2019 2020

(a) All subaccounts were available options for contract owners when the account commenced operations effective July 11, 2016. The beginning unit value is the unit value at the date of first investment.

(b) This subaccount liquidated on April 21, 2017.

(c) This subaccount is only available in the MEMBERS Horizon II product.

(d) This subaccount is only available in the MEMBERS Horizon product.

 109

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

TABLE OF CONTENTS

MEMBERS LIFE INSURANCE COMPANY	S-1

ADDITIONAL CONTRACT PROVISIONS	S-1

PRINCIPAL UNDERWRITER	S-1

INCOME PAYMENTS	S-2

RESOLVING MATERIAL CONFLICTS	S-2

OTHER INFORMATION	S-2

CUSTODIAN	S-3

EXPERTS	S-3

FINANCIAL STATEMENTS	S-3

You may obtain a copy of the SAI free of charge by writing to our Administrative Office at 2000 Heritage Way, Waverly, Iowa 50677, or by calling 1-800-798-5500.

 110

APPENDIX A: EXAMPLES OF PARTIAL WITHDRAWALS AND FULL SURRENDER WITH APPLICATION OF SURRENDER CHARGE AND MARKET VALUE ADJUSTMENT

The examples below illustrate partial withdrawals and a full surrender during the Surrender Charge Period. Partial withdrawals and full surrenders after the Surrender Charge Period will not be subject to a Surrender Charge but may be subject to a Market Value Adjustment.

Example 1: Partial Withdrawal with a Negative Market Value Adjustment (MVA)

Assume the following information as it relates to the Contract:

●	The Contract was issued with an initial deposit of $100,000.00.
●	The Contract Fee is 1.50%.
●	Money is allocated to the Variable Subaccounts and S&P 500 Risk Control Accounts.
●	There have been no additional Purchase Payments.
●	A gross withdrawal of $20,000.00 is taken 1.5 years after the Contract Issue Date. No other withdrawals have been previously taken.

Assume the following information as it relates to the Variable Subaccounts:

●	As of the withdrawal date, there are 1,012.09 Variable Subaccount Accumulation Units with an Accumulation Unit Value of $10.56.

Assume the following information as it relates to the Risk Control Accounts:

●	The S&P 500 Secure Risk Control Account has a 0.00% Index Rate Floor and a 7.00% Index Rate Cap.
●	The S&P 500 Growth Risk Control Account has a -10.00% Index Rate Floor and a 17.00% Index Rate Cap.
●	As of the withdrawal date, there are 5,940.59 S&P 500 Secure Risk Control Account Accumulation Credits.
●	As of the withdrawal date, there are 3,902.44 S&P 500 Growth Risk Control Account Accumulation Credits.
●	The Accumulation Credit Factor (P) at the start of the Risk Control Account Year immediately preceding the withdrawal for the S&P 500 Secure Risk Control Account is $10.1.
●	The Accumulation Credit Factor (P) at the start of the Risk Control Account Year immediately preceding the withdrawal for the S&P 500 Growth Risk Control Account is $10.25.
●	The S&P 500 Index value at the start of the Risk Control Account Year immediately preceding the withdrawal is 1000.00.
●	The S&P 500 Index value at the time of the withdrawal is 1200.00.
●	On the Risk Control Account Start Date, the interpolated 6-year Constant Maturity Treasury Rate (I) was 2.50% and the Bank of America/Merrill Lynch Index (K) was 1.00%.
●	At the time of the withdrawal the Constant Maturity Treasury Rate for the remaining Index period (J) is 2.90% and the Bank of America/Merrill Lynch Index (L) is 1.10%.
●	At the time of the withdrawal there are 4.50137 years remaining in the Risk Control Account Period (N).

We take the following steps to determine the net partial withdrawal amount (excluding taxes) payable to the Owner:

First, we calculate the Contract Value at the time of the withdrawal.

	(1)	(2)	(3)
Account	Units / Accumulation Credits	Unit Value / Accumulation Credit Factor	Contract Value at time of Withdrawal
Variable Subaccounts	1,012.09	$10.56	$10,687.67
S&P 500 Secure Risk Control Account	5,940.59	$10.731042	$63,748.72
S&P 500 Growth Risk Control Account	3,902.44	$11.915414	$46,499.19
Total			$120,935.58

(1), (2), (3)

The current Variable Subaccounts Value is 1,012.09 x $10.56 which equals $10,687.67.

The return of the Index is equal to the Closing Index Value divided by the Initial Index Value. The return of the S&P 500 Index is calculated to be 1.2 (1,200.00 / 1,000.00 - 1). This is greater than the (1 + Index Rate Cap) and above (1 + the Index Rate Floor) for both the S&P 500 Secure and Growth Accounts. Therefore, the Index Rate of Return is set to (1 + the Index Rate Cap) which equals 1.07 for the S&P 500 Secure Risk Control Account and 1.17 for the S&P 500 Growth Risk Control Account.

The Risk Control Account Daily Contract Fee is calculated as 1.50% divided by the number of days in the Risk Control Account Year multiplied by the Accumulation Credit Factor at the start of the Risk Control Account Year (1.50% / 365 x 10.1 for the S&P 500 Secure Risk Control Account and 1.50% / 365 x 10.25 for the S&P 500 Growth Risk Control Account).

The Accumulation Credit Factor is then calculated as (a) the Accumulation Credit Factor at the start of the Risk Control Account Year multiplied by (b) the Index Rate of Return less (c) the Risk Control Account Daily Contract Fee multiplied by the number of days that have passed since the last Risk Control Account Anniversary (i.e. a x b – c).

For the S&P 500 Secure Risk Control Account, this results in an Accumulation Credit Factor at the time of the withdrawal of $10.1 x 1.07 – ((1.50% / 365 x 10.1) x 183) which equals $10.731042. The current S&P 500 Secure Risk Control Account Contract Value is then calculated as 5,940.59 x $10.731042 which equals $63,748.72.

For the S&P 500 Growth Risk Control Account, this results in an Accumulation Credit Factor at the time of the withdrawal of $10.25 x 1.17 – ((1.50% / 365 x $10.25) x 183) which equals $11.915414. The current S&P 500 Growth Risk Control Account Contract Value is then calculated as 3,902.44 x $11.915414 which equals $46,499.19.

Next, we calculate the gross withdrawal from each account.

(4)
Account	Gross Withdrawal
Variable Subaccounts	$10,687.67
S&P 500 Secure Risk Control Account	$5,384.67
S&P 500 Growth Risk Control Account	$3,927.66
Total	$20,000.00

(4)

Withdrawal of Risk Control Account Value is not permitted while there is Variable Subaccount Value. Therefore, the withdrawal of $20,000.00 will first be taken from the Variable Subaccounts. The Variable Subaccount Value of $10,687.67 is insufficient to cover the gross withdrawal, and there is no Holding Account Value. Therefore, the remaining withdrawal of $9,312.33 will be taken Pro Rata from the Risk Control Accounts.

The Pro Rata withdrawal from the S&P 500 Secure Risk Control Account is the Contract Value in this account divided by the total S&P 500 Risk Control Account Contract Value multiplied by the Risk Control Account withdrawal. This is calculated as $63,748.72 / $110,247.91 x $9,312.33 which equals $5,384.67. The Pro Rata withdrawal from the S&P 500 Growth Risk Control Account is calculated the same way to be $46,499.19 / $110,247.91 x $9,312.33 which equals $3,927.66.

Next, we calculate the net withdrawal from each account.

	(5)	(6)	(7)	(8)	(9)
Account	Withdrawal Subject to MVA	MVA	Withdrawal Subject to Surrender Charge	Surrender Charge	Net Withdrawal
Variable Subaccounts	$0.00	$0.00	$687.67	$61.89	$10,625.78
S&P 500 Secure Risk Control Account	$5,384.67	($108.76)	$5,384.67	$484.62	$4,791.29
S&P 500 Growth Risk Control Account	$3,927.66	($73.51)	$3,927.66	$353.49	$3,501.66
Total	$9,312.33	($181.27)	$10,000.00	$900.00	$18,918.73

(5)

100% of the withdrawal from a Risk Control Account is subject to the MVA. The MVA does not apply to Variable Subaccounts.

(6)

The MVA equals (W/(C/P)) x (MVAF - 1), where W is the amount of withdrawal from the Risk Control Account Value, C is the Current Accumulation Credit Factor for the Risk Control Account, and P is Prior Accumulation Credit Factor for the Risk Control Account. At the time of the withdrawal there are 4.50137 years remaining in the Risk Control Account Period (N). Therefore, MVAF = ((1 + I + K)/(1 + J + L))^N = ((1 + 2.50%

+ 1.00%)/(1 + 2.90% + 1.10%))^4.50137 = 0.978540.

For the S&P 500 Secure Risk Control Account, the MVA is ($5,384.67 / ($10.731042 / $10.10) x (0.978540 - 1) which equals -$108.76. For the S&P 500 Growth Risk Control Account, the MVA is ($3,927.66 / ($11.915414 / $10.25) x (0.978540 - 1) which equals -$181.27.

(7)

The amount of the withdrawal that is free of Surrender Charges is equal to 10% of the Purchase Payments received that are within the Surrender Charge Period. Because there have been no additional Purchase Payments and no prior withdrawals, the amount of the withdrawal that is free of Surrender Charge at the time of the withdrawal is equal to 10% x $100,000.00 which equals $10,000.00. The gross withdrawal is $20,000.00, and Purchase Payments are withdrawn before earnings, so the amount of the withdrawal subject to a Surrender Charge is calculated as $20,000.00 - $10,000.00 which equals $10,000.00.

Withdrawals are first taken from the Variable Subaccounts, and because $10,000.00 is free of Surrender Charge, the Surrender Charge only applies to the remaining $687.67. There is no Surrender Charge free withdrawal amount remaining, so a Surrender Charge applies to the entire withdrawal from the Risk Control Accounts.

(8)

It has been more than one year but less than two years since the Purchase Payment was received so the applicable Surrender Charge percentage is 9.00%. This is multiplied by the amount of the withdrawal subject to a Surrender Charge to determine the Surrender Charge. For the Variable Subaccounts, the Surrender Charge is calculated as $687.67 x 9.00% which equals $61.89. For the S&P 500 Secure Risk Control Account, the Surrender Charge is calculated as $5,384.68 x 9.00% which equals $484.62. For the S&P 500 Growth Risk Control Account, the Surrender Charge is calculated as $3,927.66 x 9.00% which equals $353.49.

(9)

The net withdrawal is equal to the gross withdrawal plus the Market Value Adjustment less the Surrender Charge. For the Variable Subaccounts, the net withdrawal is calculated as $10,687.67 + $0.00 - $61.89 which equals $10,625.78. For the S&P 500 Secure Risk Control Account, the net withdrawal is calculated as $5,384.67 + -$108.76 - $484.62 which equals $4,791.29. For the S&P 500 Growth Risk Control Account, the net withdrawal is calculated as $3,927.66 + -$181.27 - $353.49 which equals $3,501.66. The total net withdrawal is the sum of the three accounts, $18,918.73.

Next, we calculate the Accumulation Units, Accumulation Credits, and Contract Value remaining after the withdrawal.

	(10)	(11)
Account	Units / Accumulation Credits After Withdrawal	Contract Value after Withdrawal
Variable Subaccounts	0.00	$0.00
S&P 500 Secure Risk Control Account	5,438.81	$58,364.10
S&P 500 Growth Risk Control Account	3,572.81	$42,571.51
Total		$100,935.61

(10)

The number of Accumulation Units/Accumulation Credits remaining after the withdrawal is equal to the number of Accumulation Units/Accumulation Credits prior to the withdrawal minus the result of the gross withdrawal from the account divided by the Accumulation Unit Value/Accumulation Credit Factor as of the withdrawal date. For the Variable Subaccounts, this is calculated as 1,012.09 - ($10,687.67 / $10.56) which equals 0.00. For the S&P 500 Secure Risk Control Account, this is calculated as 5,940.59 - ($5,384.67 / $10.7310742) which equals 5,438.81. For the S&P 500 Growth Risk Control Account, this is calculated as 3,902.44 - ($3,927.66 / $11.915414) which equals 3,572.81.

(11)

The Contract Value remaining after the withdrawal is equal the Accumulation Unit Value/Accumulation Credit Factor as of the withdrawal date multiplied by the number of Accumulation Units/Accumulation Credits after the withdrawal. For the Variable Subaccounts, this is calculated as $10.56 x 0.00 which equals $0.00. For the S&P 500 Secure Risk Control Account, this is calculated as $10.731042 x 5,438.81 which equals $58,365.23. For the S&P 500 Growth Risk Control Account, this is calculated as $11.915414 x 3,572.81 which equals $42,571.51. The total Contract Value after the withdrawal is the sum of the three accounts, $100,935.61.

Example 2: Partial Withdrawal with a Positive MVA

Assume the following information as it relates to the Contract:

●	The Contract was issued with an initial deposit of $100,000.00.
●	The Contract Fee is 1.50%.
●	Money is allocated to the Variable Subaccounts and S&P 500 Risk Control Accounts.
●	There have been no additional Purchase Payments.
●	A gross withdrawal of $20,000.00 is taken 1.5 years after the Contract Issue Date. No other withdrawals have been previously taken.

Assume the following information as it relates to the Variable Subaccounts:

●	As of the withdrawal date, there are 1,012.09 Variable Subaccount Accumulation Units with an Accumulation Unit Value of $10.56.

Assume the following information as it relates to the Risk Control Accounts:

●	The S&P 500 Secure Risk Control Account has a 0.00% Index Rate Floor and a 7.00% Index Rate Cap.
●	The S&P 500 Growth Risk Control Account has a -10.00% Index Rate Floor and a 17.00% Index Rate Cap.
●	As of the withdrawal date, there are 5,940.59 S&P 500 Secure Risk Control Account Accumulation Credits.
●	As of the withdrawal date, there are 3,902.44 S&P 500 Growth Risk Control Account Accumulation Credits.
●	The Accumulation Credit Factor (P) at the start of the Risk Control Account Year immediately preceding the withdrawal for the S&P 500 Secure Risk Control Account is $10.1.
●	The Accumulation Credit Factor (P) at the start of the Risk Control Account Year immediately preceding the withdrawal for the S&P 500 Growth Risk Control Account is $10.25.
●	The S&P 500 Index value at the start of the Risk Control Account Year immediately preceding the withdrawal is 1000.00.
●	The S&P 500 Index value at the time of the withdrawal is 1200.00.
●	On the Risk Control Account Start Date, the interpolated 6-year Constant Maturity Treasury Rate (I) was 2.50% and the Bank of America/Merrill Lynch Index (K) was 1.00%.
●	At the time of the withdrawal the Constant Maturity Treasury Rate for the remaining Index period (J) is 2.10% and the Bank of America/Merrill Lynch Index (L) is 0.90%.
●	At the time of the withdrawal there are 4.50137 years remaining in the Risk Control Account Period (N).

We take the following steps to determine the net partial withdrawal amount (excluding taxes) payable to the Owner:

First, we calculate the Contract Value at the time of the withdrawal.

	(1)	(2)	(3)
Account	Units / Accumulation Credits	Unit Value / Accumulation Credit Factor	Contract Value at time of Withdrawal
Variable Subaccounts	1,012.09	$10.56	$10,687.67
S&P 500 Secure Risk Control Account	5,940.59	$10.731042	$63,748.72
S&P 500 Growth Risk Control Account	3,902.44	$11.915414	$46,499.19
Total			$120,935.58

(1), (2), (3)

The current Variable Subaccounts Value is 1,012.09 x $10.56 which equals $10,687.67.

The return of the Index is equal to the Closing Index Value divided by the Initial Index Value.

The return of the S&P 500 Index is calculated to be 1.2 (1,200.00 / 1,000.00). This is greater than (1 + the Index Rate Cap) and above (1+ the Index Rate Floor) for both the S&P 500 Secure and Growth Accounts. Therefore, the Index Rate of Return is set to (1 + the Index Rate Cap) which equals 1.07 for the S&P 500 Secure Risk Control Accounts and 1.17 for the S&P 500 Growth Risk Control Account.

The Risk Control Account Daily Contract Fee is calculated as 1.50% divided by the number of days in the Risk Control Account Year, multiplied by the Accumulation Credit Factor at the start of the Risk Control Account Year (1.50% / 365 x 10.1 for the S&P 500 Secure Risk Control Account and 1.50% / 365 x 10.25 for the S&P 500 Growth Risk Control Account).

The Accumulation Credit Factor is then calculated as (a) the Accumulation Credit Factor at the start of the Risk Control Account Year multiplied by (b) the Index Rate of Return less (c) the Risk Control Account Daily Contract Fee multiplied by the number of days that have passed since the last Risk Control Account Anniversary (i.e. a x b – c).

For the S&P 500 Secure Risk Control Account, this results in an Accumulation Credit Factor at the time of the withdrawal of $10.1 x 1.07 – ((1.50% x 365 x 10.1) x 183) which equals $10.731042. The current S&P 500 Secure Risk Control Account Contract Value is then calculated as 5,940.59 x $10.731042 which equals $63,748.72.

For the S&P 500 Growth Risk Control Account, this results in an Accumulation Credit Factor at the time of the withdrawal of $10.25 x ( 1.17 – ((1.50% / 365 x $10.25) x 183 which equals $11.915414. The current S&P 500 Growth Risk Control Account Contract Value is then calculated as 3,902.44 x $11.915414 which equals $46,499.19.

Next, we calculate the gross withdrawal from each account.

(4)
Account	Gross Withdrawal
Variable Subaccounts	$10,687.67
S&P 500 Secure Risk Control Account	$5,384.67
S&P 500 Growth Risk Control Account	$3,927.66
Total	$20,000.00

(4)

Withdrawal of Risk Control Account Value is not permitted while there is Variable Subaccount Value. Therefore, the withdrawal of $20,000.00 will first be taken from the Variable Subaccounts. The Variable Subaccount Value of $10,687.67 is insufficient to cover the gross withdrawal, and there is no Holding Account Value. Therefore, the remaining withdrawal of $9,312.33 will be taken Pro Rata from the Risk Control Accounts.

The Pro Rata withdrawal from the S&P 500 Secure Risk Control Account is the Contract Value in this account divided by the total S&P 500 Risk Control Account Contract Value multiplied by the Risk Control Account withdrawal. This is calculated as $63,748.72 / $110,247.91 x $9,312.33 which equals $5,384.67. The Pro Rata withdrawal from the S&P 500 Growth Risk Control Account is calculated the same way to be $46,499.19 / $110,247.91 x $9,312.33 which equals $3,927.66.

Next, we calculate the net withdrawal from each account.

	(5)	(6)	(7)	(8)	(9)
Account	Withdrawal Subject to MVA	MVA	Withdrawal Subject to Surrender Charge	Surrender Charge	Net Withdrawal
Variable Subaccounts	$0.00	$0.00	$687.67	$61.89	$10,625.78
S&P 500 Secure Risk Control Account	$5,384.67	$111.69	$5,384.67	$484.62	$5,011.74
S&P 500 Growth Risk Control Account	$3,927.66	$74.46	$3,927.66	$353.49	$3,648.63
Total	$9,312.33	$186.15	$10,000.00	$900.00	$19,286.15

(5)

100% of the withdrawal from a Risk Control Account is subject to the MVA. The MVA does not apply to Variable Subaccounts.

(6)

The MVA equals (W/(C/P)) x (MVAF - 1), where W is the amount of withdrawal from the Risk Control Account Value, C is the Current Accumulation Credit Factor for the Risk Control Account, and P is Prior Accumulation Credit Factor for the Risk Control Account. At the time of the withdrawal there are 4.50137 years remaining in the Risk Control Account Period (N). Therefore, MVAF = ((1 + I + K)/(1 + J + L))^N = ((1 + 2.50% + 1.00%)/(1 + 2.10% + 0.90%))^4.50137 = 1.022038.

For the S&P 500 Secure Risk Control Account, the MVA is ($5,384.67 / ($10.731042 / $10.100000) x (1.022038 - 1) which equals $111.69. For the S&P 500 Growth Risk Control Account, the MVA is ($3,927.66 / ($11.915414 / $10.25) x (1.022038 - 1) which equals $74.46.

(7)

The amount of the withdrawal that is free of Surrender Charges is equal to 10% of the Purchase Payments received that are within the Surrender Charge Period. Because there have been no additional Purchase Payments and no prior withdrawals, the amount of the withdrawal that is free of Surrender Charge at the time of the withdrawal is equal to 10% x $100,000.00 which equals $10,000.00. The gross withdrawal is $20,000.00, and Purchase Payments are withdrawn before earnings, so the amount of the withdrawal subject to a Surrender Charge is calculated as $20,000.00 - $10,000.00 which equals $10,000.00.

Withdrawals are first taken from the Variable Subaccounts, and because $10,000.00 is free of Surrender Charge, the Surrender Charge only applies to the remaining $687.67. There is no Surrender Charge free withdrawal amount remaining, so a Surrender Charge applies to the entire withdrawal from the Risk Control Accounts.

(8)

It has been more than one year but less than two years since the Purchase Payment was received so the applicable Surrender Charge percentage is 9.00%. This is multiplied by the amount of the withdrawal subject to a Surrender Charge to determine the Surrender Charge. For the Variable Subaccounts, the Surrender Charge is calculated as $687.67 x 9.00% which equals $61.89. For the S&P 500 Secure Risk Control Account, the Surrender Charge is calculated as $5,384.67 x 9.00% which equals $484.62. For the S&P 500 Growth Risk Control Account, the Surrender Charge is calculated as $3,927.66 x 9.00% which equals $353.49.

(9)

The net withdrawal is equal to the gross withdrawal plus the Market Value Adjustment less the Surrender Charge. For the Variable Subaccounts, the net withdrawal is calculated as $10,687.67 + $0.00 - $61.89 which equals $10,625.78. For the S&P 500 Secure Risk Control Account, the net withdrawal is calculated as $5,384.67 + $111.69 - $484.62 which equals $5,011.74. For the S&P 500 Growth Risk Control Account, the net withdrawal is calculated as $3,927.66 + $74.46 - $353.49 which equals $3,648.63. The total net withdrawal is the sum of the three accounts, $19,286.15.

Next, we calculate the Accumulation Units, Accumulation Credits, and Contract Value remaining after the withdrawal.

	(10)	(11)
Account	Units / Accumulation Credits After Withdrawal	Contract Value after Withdrawal
Variable Subaccounts	0.00	$0.00
S&P 500 Secure Risk Control Account	5,438.81	$58,364.10
S&P 500 Growth Risk Control Account	3,572.82	$42,571.51
Total		$100,935.61

(10)

The number of Accumulation Units/Accumulation Credits remaining after the withdrawal is equal to the number of Accumulation Units/Accumulation Credits prior to the withdrawal minus the result of the gross withdrawal from the account divided by the Accumulation Unit Value/Accumulation Credit Factor as of the withdrawal date. For the Variable Subaccounts, this is calculated as 1,012.09 - ($10,687.67 / $10.56) which equals 0.00. For the S&P 500 Secure Risk Control Account, this is calculated as 5,940.59 - ($5,384.67 / $10.731042) which equals 5,438.81. For the S&P 500 Growth Risk Control Account, this is calculated as 3,902.44 - ($3,927.66 / $11.915414) which equals 3,572.81.

(11)

The Contract Value remaining after the withdrawal is equal the Accumulation Unit Value/Accumulation Credit Factor as of the withdrawal date multiplied by the number of Accumulation Units/Accumulation Credits after the withdrawal. For the Variable Subaccounts, this is calculated as $10.56 x 0.00 which equals $0.00. For the S&P 500 Secure Risk Control Account, this is calculated as $10.731042 x 5,438.81 which equals $58,364.10. For the S&P 500 Growth Risk Control Account, this is calculated as $11.915414 x 3,572.81 which equals $42,571.51. The total Contract Value after the withdrawal is the sum of the three accounts, $100,935.61.

Example 3: Full Surrender of Contract with a Negative MVA

Assume the following information as it relates to the Contract:

●	The Contract was issued with an initial deposit of $100,000.00.
●	The Contract Fee is 1.50%.
●	Money is allocated to the Variable Subaccounts and S&P 500 Risk Control Accounts.
●	There have been no additional Purchase Payments.
●	A full surrender is taken 1.5 years after the Contract Issue Date. No other withdrawals have been previously taken.

Assume the following information as it relates to the Variable Subaccounts:

●	As of the withdrawal date, there are 1,012.09 Variable Subaccount Accumulation Units with an Accumulation Unit Value of $10.56.

Assume the following information as it relates to the Risk Control Accounts:

●	The S&P 500 Secure Risk Control Account has a 0.00% Index Rate Floor and a 7.00% Index Rate Cap.
●	The S&P 500 Growth Risk Control Account has a -10.00% Index Rate Floor and a 17.00% Index Rate Cap.
●	As of the withdrawal date, there are 5,940.59 S&P 500 Secure Risk Control Account Accumulation Credits.
●	As of the withdrawal date, there are 3,902.44 S&P 500 Growth Risk Control Account Accumulation Credits.
●	The Accumulation Credit Factor (P) at the start of the Risk Control Account Year immediately preceding the withdrawal for the S&P 500 Secure Risk Control Account is $10.1.
●	The Accumulation Credit Factor (P) at the start of the Risk Control Account Year immediately preceding the withdrawal for the S&P 500 Growth Risk Control Account is $10.25.
●	The S&P 500 Index value at the start of the Risk Control Account Year immediately preceding the withdrawal is 1000.00.
●	The S&P 500 Index value at the time of the withdrawal is 1200.00.
●	On the Risk Control Account Start Date, the interpolated 6-year Constant Maturity Treasury Rate (I) was 2.50% and the Bank of America/Merrill Lynch Index (K) was 1.00%.
●	At the time of the withdrawal the Constant Maturity Treasury Rate for the remaining Index period (J) is 2.90% and the Bank of America/Merrill Lynch Index (L) is 1.10%.
●	At the time of the withdrawal there are 4.50137 years remaining in the Risk Control Account Period (N).

We take the following steps to determine the Surrender Value (excluding taxes) payable to the Owner:

First, we calculate the Contract Value at the time of the withdrawal.

	(1)	(2)	(3)
Account	Units / Accumulation Credits	Unit Value / Accumulation Credit Factor	Contract Value at time of Withdrawal
Variable Subaccounts	1,012.09	$10.56	$10,687.67
S&P 500 Secure Risk Control Account	5,940.59	$10.731042	$63,748.72
S&P 500 Growth Risk Control Account	3,902.44	$11.915414	$46,499.19
Total			$120,935.58

(1), (2), (3)

The current Variable Subaccounts Value is 1,012.09 x $10.56 which equals $10,687.67.

The return of the Index is equal to the Closing Index Value divided by the Initial Index Value. The return of the S&P 500 Index is calculated to be 1.2 (1,200.00 / 1,000.00). This is greater than (1 + the Index Rate Cap) and above (1 + the Index Rate Floor) for both the S&P 500 Secure and Growth Accounts. Therefore, the Index Rate of Return is set to (1 + the Index Rate Cap), which equals 1.07 for the S&P 500 Secure Risk Control Account and 1.17% for the S&P 500 Growth Risk Control Account.

The Risk Control Account Daily Contract Fee is calculated as 1.50% divided by the number of days in the Risk Control Account Year multiplied by the Accumulation Credit Factor at the start of the Risk Control Account Year (1.50% / 365 x 10.1 for the S&P 500 Secure Risk Control Account and 1.50% / 365 x 10.25 for the S&P 500 Growth Risk Control Account).

The Accumulation Credit Factor is then calculated as (a) the Accumulation Credit Factor at the start of the Risk Control Account Year multiplied by (b) the Index Rate of Return less (c) the Risk Control Account Daily Contract Fee multiplied by the number of days that have passed since the last Risk Control Account Anniversary (i.e. a x b – c).

For the S&P 500 Secure Risk Control Account, this results in an Accumulation Credit Factor at the time of the withdrawal of $10.1 x 1.07 – ((1.50% x 365 x 1.1) x 183) which equals $10.731042. The current S&P 500 Secure Risk Control Account Contract Value is then calculated as 5,940.59 x $10.731042 which equals $63,748.72.

For the S&P 500 Growth Risk Control Account, this results in an Accumulation Credit Factor at the time of the withdrawal of $10.25 x 1.17 – ((1.50% x 365 x 10.25) x 183) which equals $11.915414. The current S&P 500 Growth Risk Control Account Contract Value is then calculated as 3,902.44 x $11.915414 which equals $46,499.19.

Next, we calculate the gross withdrawal from each account.

(4)
Account	Gross Withdrawal
Variable Subaccounts	$10,687.67
S&P 500 Secure Risk Control Account	$63,748.72
S&P 500 Growth Risk Control Account	$46,499.19
Total	$120,935.58

(4)

Withdrawal of Risk Control Account Value is not permitted while there is Variable Subaccount Value. Therefore, the surrender is assumed to come from the Variable Subaccounts first and then from the Risk Control Accounts. Because this is a full surrender, the entire Contract Value will be withdrawn from each account.

Next, we calculate the net withdrawal from each account.

	(5)	(6)	(7)	(8)	(9)
Account	Withdrawal Subject to MVA	MVA	Withdrawal Subject to Surrender Charge	Surrender Charge	Net Withdrawal
Variable Subaccounts	$0.00	$0.00	$687.67	$61.89	$10,625.78
S&P 500 Secure Risk Control Account	$63,748.72	($1,287.59)	$51,643.13	$4,647.88	$57,813.25
S&P 500 Growth Risk Control Account	$46,499.19	($858.39)	$37,669.20	$3,390.23	$42,250,57
Total	$110,247.91	($2,145.98)	$90,000.00	$8,100.00	$110,689.60

(5)

100% of the withdrawal from a Risk Control Account is subject to the MVA. The MVA does not apply to Variable Subaccounts.

(6)

The MVA equals (W/(C/P)) x (MVAF - 1), where W is the amount of withdrawal from the Risk Control Account Value, C is the Current Accumulation Credit Factor for the Risk Control Account, and P is Prior Accumulation Credit Factor for the Risk Control Account. At the time of the withdrawal there are 4.50137 years remaining in the Risk Control Account Period (N). Therefore, MVAF = ((1 + I + K)/(1 + J + L))^N = ((1 + 2.50% + 1.00%)/(1 + 2.90% + 1.10%))^4.50137 = 0.978540.

For the S&P 500 Secure Risk Control Account, the MVA is ($63,748.72 / ($10.731042 / $10.1) x (0.978540 - 1) which equals -$1,287.59. For the S&P 500 Growth Risk Control Account, the MVA is ($46,499.19 / ($11.915414 / $10.25) x (0.978540 - 1) which equals -$858.39.

(7)

The amount of the withdrawal that is free of Surrender Charges is equal to 10% of the Purchase Payments received that are within the Surrender Charge Period. Because there have been no additional Purchase Payments and no prior withdrawals, the amount of the withdrawal that is free of Surrender Charge at the time of the withdrawal is equal to 10% x $100,000.00 which equals $10,000.00. The Purchase Payment within the Surrender Charge Period is $100,000.00, so the amount of the withdrawal subject to a Surrender Charge is calculated as $100,000.00 - $10,000.00 which equals $90,000.00.

Withdrawals are first taken from the Variable Subaccounts, and because $10,000.00 is free of Surrender Charge, the Surrender Charge only applies to the remaining $687.67. There is no Surrender Charge free withdrawal amount remaining, so a Surrender Charge applies to the Pro Rata withdrawal of the remaining Purchase payments subject to a Surrender Charge from the Risk Control Accounts. The remaining purchase Payments subject to a Surrender Charge is equal to the withdrawal subject to a Surrender Charge less the withdrawal from the Variable Subaccount subject to a surrender Charge, calculated as $90,000 - $687.67 which equals $89,312.33.

The Pro Rata withdrawal from the S&P 500 Secure Risk Control Account that is subject to a Surrender Charge is equal to the withdrawal from the S&P 500 Secure Risk Control Account divided by the total withdrawal from the S&P 500 Risk Control Account multiplied by the remaining Purchase Payments subject to a Surrender Charge. This is calculated as $63,748.72 / $110,247.91 x $89,312.33 = $51,643.13.

The Pro Rata withdrawal from the S&P 500 Growth Risk Control Account that is subject to a Surrender Charge is equal to the withdrawal from the S&P 500 Growth Risk Control Account divided by the total withdrawal from the S&P 500 Risk Control Account multiplied by the remaining Purchase Payments subject to a Surrender Charge. This is calculated as $46,499.19 / $110,247.91 x $89,312.33 = $37,669.20.

(8)

It has been more than one year but less than two years since the Purchase Payment was received so the applicable Surrender Charge percentage is 9.00%. This is multiplied by the amount of the withdrawal subject to a Surrender Charge to determine the Surrender Charge. For the Variable Subaccounts, the Surrender Charge is calculated as $687.67 x 9.00% which equals $61.89. For the S&P 500 Secure Risk Control Account, the Surrender Charge is calculated as $51,643.13 x 9.00% which equals $4,647.88. For the S&P 500 Growth Risk Control Account, the Surrender Charge is calculated as $37,669.20 x 9.00% which equals $3,390.23.

(9)

The net withdrawal is equal to the gross withdrawal plus the Market Value Adjustment less the Surrender Charge. For the Variable Subaccounts, the net withdrawal is calculated as $10,687.67 + $0.00 - $61.89 which equals $10,625.78. For the S&P 500 Secure Risk Control Account, the net withdrawal is calculated as $63,748.72 + -$1,287.59 - $4,647.88 which equals $57,813.25. For the S&P 500 Growth Risk Control Account, the net withdrawal is calculated as $46,499.19 + -$858.39 - $3,390.23 which equals $42,250.57. The total net withdrawal is the sum of the three accounts, $110,689.60.

Next, we calculate the Accumulation Units, Accumulation Credits, and Contract Value remaining after the withdrawal.

	(10)	(11)
Account	Units / Accumulation Credits After Withdrawal	Contract Value after Withdrawal
Variable Subaccounts	0.00	$0.00
S&P 500 Secure Risk Control Account	0.00	$0.00
S&P 500 Growth Risk Control Account	0.00	$0.00
Total		$0.00

(10)

The number of Accumulation Units/Accumulation Credits remaining after the withdrawal is equal to the number of Accumulation Units/Accumulation Credits prior to the withdrawal minus the result of the gross withdrawal from the account divided by the Accumulation Unit Value/Accumulation Credit Factor as of the withdrawal date. For the Variable Subaccounts, this is calculated as 1,012.09 - ($10,687.67 / $10.56) which equals 0.00. For the S&P 500 Secure Risk Control Account, this is calculated as 5,940.59 - ($63,748.72 / $10.731042) which equals 0.00. For the S&P 500 Growth Risk Control Account, this is calculated as 3,902.44 - ($46,499.19 / $11.915414) which equals 0.00.

(11)

Following the surrender of the Contract, there is no Contract Value remaining because there are no Accumulation Units or Accumulation Credits remaining.

APPENDIX B: STATE VARIATIONS OF CERTAIN FEATURES AND BENEFITS

The following information is a summary of the states where certain features or benefits of the MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity Contracts vary from the features and benefits previously described in this Prospectus. Please contact your financial professional for more information about variations and availability in your state.

States where certain MEMBERS® Horizon II features or benefits vary:

State	Feature or Benefit	Variation
Arizona	See “Right to Examine” under “Getting Started – The Accumulation Period”	If your age as of the Contract Issue Date is at least 65 years old, you must return your Contract within 30 days of receipt.
California	See “Owner” under “Getting Started – The Accumulation Period” See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

The Owner has the right to assign the Contract.

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if your age as of the Contract Issue Date is at least 60 years old and you only allocated your Purchase Payments to the money market fund option.

If your age as of the Contract Issue Date is at least 60 years old, you must return your Contract within 30 days of receipt.

“Nursing Home or Hospital” is replaced with “Facility Care, Home Care, or Community-Based Services”. There is no minimum confinement period to utilize this waiver. The Facility Care or Home Care and Terminal Illness waivers apply to full surrenders only, not partial withdrawals.

Connecticut	See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.

You must return your Contract within 10 days of receipt, including replacement contracts.

There is a one-year wait before the waiver of surrender charge provisions may be exercised.

Delaware	See “Right to Examine” under “Getting Started – The Accumulation Period”	You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

State	Feature or Benefit	Variation
Florida	See “Owner” under “Getting Started – The Accumulation Period” See “Right to Examine” under “Getting Started – The Accumulation Period” See “Payout Date” under “Income Payments – The Payout Period”

The Owner has the right to assign the Contract.

You must return your Contract within 21 days of receipt (30 days if it is a replacement contract).

The requested Payout Date must be at least one year after the Contract Issue Date.

Georgia	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.
Hawaii	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.
Illinois	See definition of Terminally Ill and Terminal Illness in “Glossary”	Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident.
Idaho	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.

You must return your Contract within 20 days of receipt, including replacement contracts.

Indiana	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was a replacement, not new money.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

Kansas	See definition of Terminally Ill and Terminal Illness in “Glossary”	Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident.
Louisiana	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.

State	Feature or Benefit	Variation
Maryland	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.
Massachusetts

See definition of Terminally Ill and Terminal Illness in “Glossary”

See “Right to Examine” under “Getting Started – The Accumulation Period”

See “Waiver of Surrender Charges” under “Access to Your Money”

See “Terms of Income Payments” under “Income Payments – The Payout Period”

See “Misstatement of Age or Gender” under “Other Information”

Terminally Ill, Terminal Illness – A life expectancy of 24 months or less due to any illness or accident.

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

There is no Nursing Home or Hospital waiver. The Terminal Illness waiver applies to full surrenders only, not partial withdrawals.

Income Options are not based on gender. The amount of each payment depends on all the items listed other than gender.

Income Options are not based on gender. Only proof of age is required for misstatement; proof of gender is not.

Minnesota	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was a replacement, not new money.
Mississippi	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.
Montana	See “Terms of Income Payments” under “Income Payments – The Payout Period” See “Misstatement of Age or Gender” under “Other Information”

Income Options are not based on gender. The amount of each payment depends on all the items listed other than gender.

Income Options are not based on gender. Only proof of age is required for misstatement; proof of gender is not.

Nebraska	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the

State	Feature or Benefit	Variation
source of your initial Purchase Payments was new money, not a replacement.
Nevada	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.
New Jersey	See “Purchase Payment” under “Allocating Your Purchase Payment” See “Waiver of Surrender Charges” under “Access to Your Money”	We reserve the right, in our sole discretion, to refuse additional Purchase Payments. This refusal cannot be before the 5th Contract Anniversary. There is no Terminal Illness waiver.
New Hampshire	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.
North Carolina	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.
North Dakota	See “Right to Examine” under “Getting Started – The Accumulation Period”	You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).
Oklahoma	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

Pennsylvania	See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

You must return your Contract within 10 days of receipt (30 days if it is an external replacement contract and 45 days if it is an internal replacement contract).

“Terminal Illness” is replaced with “Terminal Condition”. The minimum consecutive day confinement is 90 days for a Nursing Home and 30 days for a Hospital.

Rhode Island	See “Right to Examine” under “Getting Started – The Accumulation Period”

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.

You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).

State	Feature or Benefit	Variation
South Carolina	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.
Tennessee	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was a replacement, not new money.
Texas	See “Owner” under “Getting Started – The Accumulation Period” See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

The Owner has the right to assign the Contract.

You must return your Contract within 20 days of receipt (30 days if it is a replacement contract).

“Terminal Illness” is replaced with “Terminal Disability”.

Utah	See “Owner” under “Getting Started – The Accumulation Period” See “Right to Examine” under “Getting Started – The Accumulation Period”	The Owner has the right to assign the Contract. If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.
Vermont	See “Right to Examine” under “Getting Started – The Accumulation Period”	If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals if the source of your initial Purchase Payments was new money, not a replacement.
Washington	See “Right to Examine” under “Getting Started – The Accumulation Period” See “Waiver of Surrender Charges” under “Access to Your Money”

If the Purchase Payments exceed the Contract Value, the refund will be your Purchase Payments less withdrawals.

You must return your Contract within 10 days of receipt (20 days if it is a replacement contract).

The life expectancy to utilize the Terminal Illness waiver is 24 months.

Wisconsin	See “Owner” under “Getting Started – The Accumulation Period”	The Owner has the right to assign the Contract.

MEMBERS Life Insurance Company

2000 Heritage Way

Waverly, IA 50677

1-800-798-5500

Dealer Prospectus Delivery Obligations

All dealers that effect transactions in these securities are required to deliver a Prospectus.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

 For

 MEMBERS® HORIZON II FLEXIBLE PREMIUM DEFERRED VARIABLE AND
INDEX LINKED ANNUITY

 (a combination variable and index-linked deferred annuity contract)

Issued through MEMBERS Horizon Variable Separate Account

Offered by

MEMBERS LIFE INSURANCE COMPANY

2000 Heritage Way
Waverly, Iowa 50677-9202

(800) 798-5500

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the Prospectus for the MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity Contract (the “Contract”), dated May 1, 2021 (as amended from time to time). The Prospectus provides detailed information concerning the Contract, which is offered by MEMBERS Life Insurance Company (the “Company,” “we,” “us,” or “our”), and the Investment Options available thereunder.

Capitalized terms used in this SAI that are not otherwise defined have the meanings set forth in the Prospectus.

A copy of the Prospectus is available free of charge by writing to the Company’s Administrative Office (2000 Heritage Way, Waverly, Iowa 50677-9202), by calling 1-800-798-5500 toll free, or by contacting your financial professional.

MEMBERS LIFE INSURANCE COMPANY

The depositor for the MEMBERS Horizon Variable Separate Account (a “Variable Separate Account”) and the Risk Control Separate Account, MEMBERS Life Insurance Company (the “Company”), is a wholly-owned indirect subsidiary of CMFG Life Insurance Company (“CMFG Life”) and a direct wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). The Company was formed by CMFG Life on February 27, 1976, as a stock life insurance company under the laws of the State of Wisconsin for the purpose of writing credit disability insurance. The original name of the Company was CUDIS Insurance Society, Inc. On August 3, 1989, the Company’s name changed to CUMIS Life Insurance, Inc., and was subsequently changed to its current name on January 1, 1993. League Life Insurance Company (Michigan) merged into the Company on January 1, 1992, and MEMBERS Life Insurance Company (Texas) merged into the Company on January 1, 1993. The Company re-domiciled from Wisconsin to Iowa on May 3, 2007. The Company is 100% owned by CMIC, which is in turn 100% owned by CMFG Life. On February 17, 2012, the Company’s Articles of Incorporation were amended and restated to change the Company’s purpose to be the writing of any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter 508 and any other line of insurance or annuity business authorized by the laws of the State of Iowa. Currently, the Company has no employees.

CMFG Life is a stock insurance company organized on May 20, 1935, and domiciled in Iowa. CMFG Life is one of the world’s largest direct underwriters of credit life and disability insurance, and is a major provider of qualified pension products to credit unions. CMFG Life and its affiliated companies currently offer deferred and immediate annuities, individual term and permanent life insurance, and accident and health insurance. In 2012, CMFG Life was reorganized as a wholly-owned subsidiary of CUNA Mutual Financial Group, Inc. which is a wholly-owned subsidiary of CUNA Mutual Holding Company, a mutual insurance holding company organized under the laws of the State of Iowa.

The Company is authorized to sell life, health, and annuity policies in all states in the U.S. and the District of Columbia, except New York. As of December 31, 2020 and 2019, the Company had more than $303 million and $244 million in admitted assets and more than $65 million and $72 million of life insurance in force, respectively. Currently, the Company services existing blocks of individual and group life policies. In addition, in August 2013, the Company began issuing a single premium deferred index annuity under the name “MEMBERS® Zone Annuity.” In July 2016, the Company began issuing a flexible premium deferred variable and index-linked annuity contract under the name MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity. In December 2018, the Company began issuing a flexible premium variable and index-linked annuity contract under the name MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity contract. In August 2019, the Company began issuing a single premium deferred index annuity under the name CUNA Mutual Group Zone Income Annuity.

ADDITIONAL CONTRACT PROVISIONS

The Contract

The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Participation

Non-Participation.

PRINCIPAL UNDERWRITER

We offer the Contract on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. CUNA Brokerage Services, Inc. (“CBSI”) serves as principal underwriter (or distributor) for the Contract. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. CBSI offers the Contract through its registered representatives. In addition, CBSI enters into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

CBSI and the selling firms pay their registered representatives a portion of the commissions received for their sales of the Contract. Registered representatives may also be eligible for various cash benefits and non-cash compensation programs, such as conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, where sales of the Contract help such registered representatives qualify. We may pay certain selling firms additional amounts for promoting the Contract and/or educating their registered representatives about the Contract. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

CBSI received sales compensation with respect to certain combination variable and index-linked deferred annuity contracts funded through the Variable Separate Account in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to CBSI	Aggregate Amount of Commissions Retained by CBSI After Payments to its Registered Persons and Selling Firms
2020	$5,557,681	$1,771,418
2019	$3,070,506	$959,338
2018	$0	$0

In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year.

INCOME PAYMENTS

We use fixed rates of interest to determine the amount of income payments payable under the Income Payout Options. Income Payout Options offered under your Contract are described in the “Income Payout Options” in the Prospectus. Income Payout Options on a variable basis are not offered under your Contract.

RESOLVING MATERIAL CONFLICTS

The Funds are offered through other separate accounts affiliated with us, and directly to employee benefit plans affiliated with us. We do not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Separate Account and one or more of the other separate accounts in which these Funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of owners of other types of contracts issued by us. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by us) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, we will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Separate Account from participation in the Fund(s) involved in the conflict.

OTHER INFORMATION

A registration statement on Form N-4 (the “Registration Statement”) has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contract discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contract and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the Prospectus filed with the SEC.

The Variable Separate Account and Risk Control Separate Account were each established as a separate account of MEMBERS Life Insurance Company on June 8, 2015.

CUSTODIAN

The Company is the custodian for the shares of the underlying Funds owned by the Variable Separate Account.

EXPERTS

The financial statements and financial highlights of each of the Subaccounts comprising MEMBERS Horizon Variable Separate Account included in this Statement of Additional Information and elsewhere in the Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory basis financial statements of MEMBERS Life Insurance Company (the "Company") included in this Statement of Additional Information and elsewhere in the Registration Statement, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and elsewhere in the Registration Statement. Such report expresses an unqualified opinion on such financial statements and includes an explanatory paragraph that indicates that such financial statements were prepared using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“statutory basis”), which is a basis of accounting other than accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America as the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 111 S. Wacker Dr., Chicago, IL 60606.

FINANCIAL STATEMENTS

The Company’s financial statements should be distinguished from the financial statements of the Variable Separate Account, and you should consider the Company’s financial statements only as bearing on the Company’s ability to meet its obligations under your Contract.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

MEMBERS Life Insurance Company and

Contract Owners of MEMBERS Horizon Variable Separate Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of MEMBERS Horizon Variable Separate Account (the "Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A, and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the Account’s fund managers and when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 26, 2021

We have served as the auditor of MEMBERS Horizon Variable Separate Account since 2016.

MEMBERS Horizon Variable Separate Account

Appendix A

Subaccount	Statement of Assets and Liabilities As of	Statement of Operations For The	Statement Of Changes in Net Assets For the	Financial Highlights For The
Invesco V.I. Global Real Estate Fund Series I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Invesco V.I. Small Cap Equity Fund Series I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Invesco Oppenheimer V.I. International Growth Fund Non-Service Shares,	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
Subaccount				July 11, 2016* to December 31, 2016
American Funds IS Bond Fund Series I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
American Funds IS Growth Fund Series I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
American Funds IS High-Income Bond Fund Series I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
American Funds IS International Fund Series I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
American Funds IS Asset Allocation Fund Series I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
BlackRock Global Allocation V.I. Fund Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Columbia VP Emerging Markets Bond Fund Class 1, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
DFA VA International Small Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
DFA VA International Value Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
DFA VA U.S. Large Value Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
DFA VA U.S. Targeted Value Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
		Period From January 1, 2020 to		Period From J anuary 1, 2020 to A
BNY Mellon Variable Investment Fund, Quality Bond Portfolio,			Period From January 1, 2020 to April 30, 2020 #	pril 30, 2020#
	-	April 30, 2020#	And Y ear E nded December 31, 2019	Three Years Ended D ecember 31,2019 And Period from
Subaccount				July 11, 2016* to December 31, 2016
Templeton Foreign VIP Fund Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Templeton Global Bond VIP Class 1, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Goldman Sachs VIT Core Fixed Income Service Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Goldman Sachs VIT Government Money Market, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Two Years Ended December 31, 2020 And Period From
December 3 , 2018* to December 31, 2018

Lazard Retirement Emerging Markets Equity Portfolio Investor Shares,	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
Subaccount				July 11, 2016* to December 31, 2016
MFS® Blended Research® Small Cap Equity Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
MFS® VIT Total Return Bond Fund Initial Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
MFS® VIT Utilities Series Fund Initial Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
MFS® VIT Value Series, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Y ears Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016

Appendix A
MEMBERS Horizon Variable Separate Account	(Continued)

Subaccount	Statement of Assets and Liabilities As of	Statement of Operations For The	Statement Of Changes in Net Assets For the	Financial Highlights For The
Morgan Stanley Variable Insurance Fund, Inc. Global Portfolio Class I,	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
Subaccount				July 11, 2016* to December 31, 2016
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class I,	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
Subaccount				July 11, 2016* to December 31, 2016
TOPS® Aggressive Growth ETF Portfolio Class 1, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
TOPS® Balanced ETF Portfolio Class 1, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
TOPS® Conservative ETF Portfolio Class 1, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
TOPS® Growth ETF Portfolio Class 1, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
TOPS® Moderate Growth ETF Portfolio Class 1, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
PIMCO VIT Commodity/ RealReturn® Strategy Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
PIMCO VIT All Asset Portfolio Institutional Class, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
PIMCO VIT Real Return Fund Institutional Class, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Putnam VT High Yield Fund, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
T. Rowe Price Blue Chip Growth Fund, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Capital Growth Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Diversified Value Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Equity Index Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF High Yield Bond Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF International Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Mid-Cap Index Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Real Estate Index Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Small Company Growth Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Total Bond Market Index Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016
Vanguard VIF Total Stock Market Index Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from
July 11, 2016* to December 31, 2016

* Date represents commencement of operations.

# Date represents liquidation of operations

MEMBERS Horizon Variable Separate Account

Statements of Assets and Liabilities

As of December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco Oppenheimer V.I.	American Funds
	Global Real Estate	Small Cap	International	IS Bond
	Fund	Equity Fund	Growth Fund	Fund
	Series I,	Series I,	Non-Service	Series I,
	Subaccount	Subaccount	Shares, Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$1,270,797	$601,557	$327,753	$2,059,881
Total assets	1,270,797	601,557	327,753	2,059,881

Liabilities	-	-	-	-
Net assets	$1,270,797	$601,557	$327,753	$2,059,881

Net assets
Net assets: B-Shares	$1,115,882	$572,964	$317,061	$1,575,032
Net assets: C-Shares	154,915	28,593	10,692	484,849
Total net assets	$1,270,797	$601,557	$327,753	$2,059,881

Number of shares outstanding	86,508	29,173	112,630	173,245
Net asset value per share	$14.69	$20.62	$2.91	$11.89
Cost of mutual fund shares	$1,408,914	$516,784	$264,912	$1,991,807

	American Funds	American Funds	American Funds	American Funds
	IS Growth	IS High-Income	IS International	IS Asset
	Fund	Bond Fund	Fund	Allocation Fund
	Series I,	Series I,	Series I,	Series I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$11,138,749	$1,398,664	$1,680,201	$13,249,644
Total assets	11,138,749	1,398,664	1,680,201	13,249,644

Liabilities	-	-	-	-
Net assets	$11,138,749	$1,398,664	$1,680,201	$13,249,644

Net assets
Net assets: B-Shares	$9,382,344	$1,239,682	$1,456,429	$10,248,952
Net assets: C-Shares	1,756,405	158,982	223,772	3,000,692
Total net assets	$11,138,749	$1,398,664	$1,680,201	$13,249,644

Number of shares outstanding	92,661	142,721	71,074	499,987
Net asset value per share	$120.21	$9.80	$23.64	$26.50
Cost of mutual fund shares	$7,383,705	$1,422,386	$1,442,525	$11,667,831

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	BlackRock	Columbia VP	DFA VA	DFA VA
	Global Allocation	Emerging Markets	International	International
	V.I. Fund	Bond Fund	Small	Value
	Class I,	Class 1,	Portfolio,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$1,894,449	$2,218,134	$504,019	$5,331,833
Total assets	1,894,449	2,218,134	504,019	5,331,833

Liabilities	-	-	-	-
Net assets	$1,894,449	$2,218,134	$504,019	$5,331,833

Net assets
Net assets: B-Shares	$979,135	$1,926,600	$493,824	$4,662,429
Net assets: C-Shares	915,314	291,534	10,195	669,404
Total net assets	$1,894,449	$2,218,134	$504,019	$5,331,833

Number of shares outstanding	97,201	222,481	38,154	452,617
Net asset value per share	$19.49	$9.97	$13.21	$11.78
Cost of mutual fund shares	$1,648,929	$2,154,196	$474,079	$5,330,903

	DFA VA	DFA VA	Vanguard	Templeton
	U.S. Large	U.S. Targeted	VIF	Foreign VIP
	Value	Value	Total Stock Market	Fund
	Portfolio,	Portfolio,	Index Portfolio,	Class I,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$7,805,451	$3,488,652	$16,380,437	$178,814
Total assets	7,805,451	3,488,652	16,380,437	178,814

Liabilities	-	-	-	-
Net assets	$7,805,451	$3,488,652	$16,380,437	$178,814

Net assets
Net assets: B-Shares	$6,834,747	$3,136,906	$11,949,348	$172,383
Net assets: C-Shares	970,704	351,746	4,431,089	6,431
Total net assets	$7,805,451	$3,488,652	$16,380,437	$178,814

Number of shares outstanding	294,323	189,498	337,324	13,177
Net asset value per share	$26.52	$18.41	$48.56	$13.57
Cost of mutual fund shares	$7,424,552	$3,217,621	$12,959,077	$176,302

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	Templeton	Goldman Sachs VIT		Lazard Retirement
	Global Bond	Core Fixed	Goldman Sachs VIT	Emerging Markets
	VIP	Income	Government	Equity Portfolio
	Class 1,	Service Shares,	Money Market,	Investor Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$1,312,826	$609,727	$1,752,121	$2,936,499
Total assets	1,312,826	609,727	1,752,121	2,936,499

Liabilities	-	-	-	-
Net assets	$1,312,826	$609,727	$1,752,121	$2,936,499

Net assets
Net assets: B-Shares	$1,144,735	$361,946	$1,752,121	$2,608,065
Net assets: C-Shares	168,091	247,781	-	328,434
Total net assets	$1,312,826	$609,727	$1,752,121	$2,936,499

Number of shares outstanding	90,602	52,882	1,752,121	140,435
Net asset value per share	$14.49	$11.53	$1.00	$20.91
Cost of mutual fund shares	$1,509,085	$572,653	$1,752,121	$2,843,840

	MFS®	MFS® VIT	MFS® VIT	MFS®
	Blended Research®	Total Return	Utilities Series	VIT
	Small Cap Equity	Bond Fund	Fund	Value
	Portfolio,	Initial Shares,	Initial Shares,	Series,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$1,418,758	$5,932,331	$2,637,475	$1,948,997
Total assets	1,418,758	5,932,331	2,637,475	1,948,997

Liabilities	-	-	-	-
Net assets	$1,418,758	$5,932,331	$2,637,475	$1,948,997

Net assets
Net assets: B-Shares	$1,291,848	$4,900,748	$2,462,176	$1,834,350
Net assets: C-Shares	126,910	1,031,583	175,299	114,647
Total net assets	$1,418,758	$5,932,331	$2,637,475	$1,948,997

Number of shares outstanding	130,042	420,137	74,653	95,539
Net asset value per share	$10.91	$14.12	$35.33	$20.40
Cost of mutual fund shares	$1,462,420	$5,592,968	$2,350,913	$1,881,870

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	Morgan Stanley
	Variable Insurance	Morgan Stanley	TOPS®	TOPS®
	Fund, Inc. Global	Variable Insurance	Aggressive Growth	Balanced ETF
	Infrasture	Fund, Inc. Growth	ETF Portfolio	Portfolio
	Portfolio Class I,	Portfolio Class I,	Class 1,	Class 1,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$1,912,313	$5,813,571	$2,947,566	$7,593,897
Total assets	1,912,313	5,813,571	2,947,566	7,593,897

Liabilities	-	-	-	-
Net assets	$1,912,313	$5,813,571	$2,947,566	$7,593,897

Net assets
Net assets: B-Shares	$1,717,248	$4,184,419	$2,283,356	$5,640,526
Net assets: C-Shares	195,065	1,629,152	664,210	1,953,371
Total net assets	$1,912,313	$5,813,571	$2,947,566	$7,593,897

Number of shares outstanding	246,432	82,779	176,290	549,884
Net asset value per share	$7.76	$70.23	$16.72	$13.81
Cost of mutual fund shares	$1,874,578	$3,734,086	$2,573,575	$6,797,870

	TOPS®	TOPS®	TOPS®	PIMCO VIT
	Conservative ETF	Growth ETF	Moderate Growth	Commodity/
	Portfolio	Portfolio	ETF Portfolio	RealReturn®
	Class 1,	Class 1,	Class 1,	Strategy Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$11,102,555	$3,928,415	$7,436,081	$731,304
Total assets	11,102,555	3,928,415	7,436,081	731,304

Liabilities	-	-	-	-
Net assets	$11,102,555	$3,928,415	$7,436,081	$731,304

Net assets
Net assets: B-Shares	$4,018,111	$3,756,919	$5,646,957	$529,851
Net assets: C-Shares	7,084,444	171,496	1,789,124	201,453
Total net assets	$11,102,555	$3,928,415	$7,436,081	$731,304

Number of shares outstanding	861,331	232,726	536,127	121,278
Net asset value per share	$12.89	$16.88	$13.87	$6.03
Cost of mutual fund shares	$10,143,486	$3,410,161	$6,363,513	$764,988

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	PIMCO VIT	PIMCO VIT	Putnam VT	T. Rowe Price
	All Asset	Real Return	High	Blue Chip
	Portfolio	Fund	Yield	Growth
	Institutional Class,	Institutional Class,	Fund,	Fund,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$3,430,775	$1,250,219	$2,968,412	$17,317,794
Total assets	3,430,775	1,250,219	2,968,412	17,317,794

Liabilities	-	-	-	-
Net assets	$3,430,775	$1,250,219	$2,968,412	$17,317,794

Net assets
Net assets: B-Shares	$2,955,211	$890,695	$2,620,028	$12,542,377
Net assets: C-Shares	475,564	359,524	348,384	4,775,417
Total net assets	$3,430,775	$1,250,219	$2,968,412	$17,317,794

Number of shares outstanding	306,319	89,815	471,176	341,506
Net asset value per share	$11.20	$13.92	$6.30	$50.71
Cost of mutual fund shares	$3,246,181	$1,137,175	$2,914,263	$12,252,372

	Vanguard	Vanguard	Vanguard	Vanguard
	VIF	VIF	VIF	VIF
	Capital Growth	Diversified Value	Equity Index	High Yield Bond
	Portfolio,	Portfolio,	Portfolio,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$3,585,191	$3,023,174	$14,618,806	$2,753,302
Total assets	3,585,191	3,023,174	14,618,806	2,753,302

Liabilities	-	-	-	-
Net assets	$3,585,191	$3,023,174	$14,618,806	$2,753,302

Net assets
Net assets: B-Shares	$2,538,241	$2,536,613	$8,805,083	$2,160,339
Net assets: C-Shares	1,046,950	486,561	5,813,723	592,963
Total net assets	$3,585,191	$3,023,174	$14,618,806	$2,753,302

Number of shares outstanding	79,301	220,027	271,927	339,077
Net asset value per share	$45.21	$13.74	$53.76	$8.12
Cost of mutual fund shares	$2,786,883	$2,970,449	$11,134,887	$2,649,125

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	Vanguard	Vanguard	Vanguard	Vanguard
	VIF	VIF	VIF	VIF
	International	Mid-Cap Index	Money Market	Real Estate Index
	Portfolio,	Portfolio,	Portfolio,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$8,376,129	$8,968,939	$8,400,459	$5,532,165
Total assets	8,376,129	8,968,939	8,400,459	5,532,165

Liabilities	-	-	-	-
Net assets	$8,376,129	$8,968,939	$8,400,459	$5,532,165

Net assets
Net assets: B-Shares	$6,773,560	$7,728,868	$6,879,883	$4,152,384
Net assets: C-Shares	1,602,569	1,240,071	1,520,576	1,379,781
Total net assets	$8,376,129	$8,968,939	$8,400,459	$5,532,165

Number of shares outstanding	192,245	348,038	8,400,459	445,066
Net asset value per share	$43.57	$25.77	$1.00	$12.43
Cost of mutual fund shares	$4,942,740	$7,540,929	$8,400,459	$5,549,537

	Vanguard	Vanguard
	VIF	VIF
	Small Company	Total Bond Market
	Growth Portfolio,	Index Portfolio,
	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$4,172,074	$16,374,693
Total assets	4,172,074	16,374,693

Liabilities	-	-
Net assets	$4,172,074	$16,374,693

Net assets
Net assets: B-Shares	$3,370,476	$12,863,711
Net assets: C-Shares	801,598	3,510,982
Total net assets	$4,172,074	$16,374,693

Number of shares outstanding	170,358	1,278,274
Net asset value per share	$24.49	$12.81
Cost of mutual fund shares	$3,535,526	$15,343,605

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Operations

For the Year Ended December 31, 2020

	Invesco V.I.	Invesco V.I.	Invesco Oppenheimer V.I.	American Funds
	Global Real Estate	Small Cap	International	IS Bond
	Fund	Equity Fund	Growth Fund	Fund
	Series I,	Series I,	Non-Service Shares,	Series I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$56,914	$1,610	$2,512	$42,061
Mortality and expense charges (note 3)	(16,556)	(5,887)	(3,906)	(22,388)
Net investment income (loss)	40,358	(4,277)	(1,394)	19,673

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(8,883)	(20,824)	4,244	12,663
Realized gain distributions	31,790	40,102	3,711	10,634
Net realized gain (loss) on investments	22,907	19,278	7,955	23,297

Net change in unrealized appreciation (depreciation) on investments	(213,865)	101,573	48,496	50,629

Net increase (decrease) in net assets resulting from operations	$(150,600)	$116,574	$55,057	$93,599

	American Funds	American Funds	American Funds	American Funds
	IS Growth	IS High-Income	IS International	IS Asset
	Fund	Bond Fund	Fund	Allocation Fund
	Series I,	Series I,	Series I,	Series I,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$47,371	$110,776	$12,516	$223,605
Mortality and expense charges (note 3)	(127,851)	(17,867)	(19,796)	(169,271)
Net investment income (loss)	(80,480)	92,909	(7,280)	54,334

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	237,189	(13,256)	(18,161)	3,616
Realized gain distributions	192,184	-	-	49,137
Net realized gain (loss) on investments	429,373	(13,256)	(18,161)	52,753

Net change in unrealized appreciation (depreciation) on investments	3,294,521	8,266	212,305	1,199,965

Net increase (decrease) in net assets resulting from operations	$3,643,414	$87,919	$186,864	$1,307,052

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	BlackRock	Columbia VP	DFA VA	DFA VA
	Global Allocation	Emerging Markets	International	International
	V.I. Fund	Bond Fund	Small	Value
	Class I,	Class 1,	Portfolio,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$21,767	$70,579	$9,279	$112,781
Mortality and expense charges (note 3)	(24,844)	(30,666)	(6,544)	(62,401)
Net investment income (loss)	(3,077)	39,913	2,735	50,380

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	13,257	(9,125)	(19,076)	(59,689)
Realized gain distributions	88,139	-	8,173	-
Net realized gain (loss) on investments	101,396	(9,125)	(10,903)	(59,689)

Net change in unrealized appreciation (depreciation) on investments	215,906	85,516	34,319	23,721

Net increase (decrease) in net assets resulting from operations	$314,225	$116,304	$26,151	$14,412

	DFA VA	DFA VA	BNY Mellon	Templeton
	U.S. Large	U.S. Targeted	Variable Investment	Foreign VIP
	Value	Value	Fund, Quality Bond	Fund
	Portfolio,	Portfolio,	Portfolio,	Class I,
	Subaccount	Subaccount	Subaccount (e)	Subaccount

Investment income (loss)
Dividend income	$153,824	$51,600	$1,484	$6,703
Mortality and expense charges (note 3)	(96,988)	(37,598)	(1,357)	(2,661)
Net investment income (loss)	56,836	14,002	127	4,042

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(63,287)	(67,510)	10,348	(11,805)
Realized gain distributions	-	-	-	-
Net realized gain (loss) on investments	(63,287)	(67,510)	10,348	(11,805)

Net change in unrealized appreciation (depreciation) on investments	(120,443)	284,094	(5,757)	6,394

Net increase (decrease) in net assets resulting from operations	$(126,894)	$230,586	$4,718	$(1,369)

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Templeton	Goldman Sachs VIT		Lazard Retirement
	Global Bond	Core Fixed	Goldman Sachs VIT	Emerging Markets
	VIP	Income	Government	Equity Portfolio
	Class 1,	Service Shares,	Money Market,	Investor Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$109,424	$12,277	$2,240	$67,956
Mortality and expense charges (note 3)	(19,679)	(8,743)	(17,218)	(36,089)
Net investment income (loss)	89,745	3,534	(14,978)	31,867

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(20,349)	4,282	-	(53,531)
Realized gain distributions	-	5,225	-	-
Net realized gain (loss) on investments	(20,349)	9,507	-	(53,531)

Net change in unrealized appreciation (depreciation) on investments	(155,106)	25,492	-	(18,683)

Net increase (decrease) in net assets resulting from operations	$(85,710)	$38,533	$(14,978)	$(40,347)

	MFS® Blended	MFS® VIT	MFS® VIT	MFS®
	Research®	Total Return	Utilities Series	VIT
	Small Cap Equity	Bond Fund	Fund	Value
	Portfolio,	Initial Shares,	Initial Shares,	Series,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$9,762	$186,645	$58,137	$25,480
Mortality and expense charges (note 3)	(16,705)	(83,399)	(33,190)	(24,203)
Net investment income (loss)	(6,943)	103,246	24,947	1,277

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(31,102)	30,205	5,926	(15,598)
Realized gain distributions	88,565	-	60,622	71,413
Net realized gain (loss) on investments	57,463	30,205	66,548	55,815

Net change in unrealized appreciation (depreciation) on investments	15,668	220,988	46,634	(5,012)

Net increase (decrease) in net assets resulting from operations	$66,188	$354,439	$138,129	$52,080

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Morgan Stanley
	Variable Insurance	Morgan Stanley	TOPS®	TOPS®
	Fund, Inc. Global	Variable Insurance	Aggressive Growth	Balanced ETF
	Portfolio Class I,	Portfolio Class I,	Class 1,	Class 1,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$26,766	$-	$31,383	$94,383
Mortality and expense charges (note 3)	(25,060)	(54,848)	(35,159)	(100,491)
Net investment income (loss)	1,706	(54,848)	(3,776)	(6,108)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(4,741)	341,953	13,220	72
Realized gain distributions	24,658	341,422	22,226	1,959
Net realized gain (loss) on investments	19,917	683,375	35,446	2,031

Net change in unrealized appreciation (depreciation) on investments	(55,722)	1,979,130	293,340	448,986

Net increase (decrease) in net assets resulting from operations	$(34,099)	$2,607,657	$325,010	$444,909

	TOPS®	TOPS®	TOPS®	PIMCO VIT
	Conservative ETF	Growth ETF	Moderate Growth	Commodity/
	Portfolio	Portfolio	ETF Portfolio	RealReturn®
	Class 1,	Class 1,	Class 1,	Strategy Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$183,439	$43,414	$104,891	$38,160
Mortality and expense charges (note 3)	(165,752)	(42,844)	(104,414)	(9,279)
Net investment income (loss)	17,687	570	477	28,881

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	25,343	(4,080)	49,565	(9,879)
Realized gain distributions	15,577	15,859	12,158	-
Net realized gain (loss) on investments	40,920	11,779	61,723	(9,879)

Net change in unrealized appreciation (depreciation) on investments	519,020	356,814	570,262	(8,569)

Net increase (decrease) in net assets resulting from operations	$577,627	$369,163	$632,462	$10,433

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	PIMCO VIT	PIMCO VIT	Putnam VT	T. Rowe Price
	All Asset	Real Return	High	Blue Chip
	Portfolio	Fund	Yield	Growth
	Institutional Class,	Institutional Class,	Fund,	Fund,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$153,111	$17,028	$154,491	$-
Mortality and expense charges (note 3)	(46,041)	(17,119)	(40,692)	(222,130)
Net investment income (loss)	107,070	(91)	113,799	(222,130)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(14,466)	11,813	(18,768)	505,282
Realized gain distributions	-	-	-	538,004
Net realized gain (loss) on investments	(14,466)	11,813	(18,768)	1,043,286

Net change in unrealized appreciation (depreciation) on investments	111,034	92,090	15,845	3,359,706

Net increase (decrease) in net assets resulting from operations	$203,638	$103,812	$110,876	$4,180,862

	Vanguard	Vanguard	Vanguard	Vanguard
	VIF	VIF	VIF	VIF
	Capital Growth	Diversified Value	Equity Index	High Yield Bond
	Portfolio,	Portfolio,	Portfolio,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$36,392	$65,412	$200,718	$115,477
Mortality and expense charges (note 3)	(43,348)	(38,091)	(194,213)	(35,049)
Net investment income (loss)	(6,956)	27,321	6,505	80,428

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	27,246	(54,922)	180,639	(5,024)
Realized gain distributions	77,482	423,151	235,466	-
Net realized gain (loss) on investments	104,728	368,229	416,105	(5,024)

Net change in unrealized appreciation (depreciation) on investments	420,000	(84,357)	1,677,572	32,518

Net increase (decrease) in net assets resulting from operations	$517,772	$311,193	$2,100,182	$107,922

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Vanguard	Vanguard	Vanguard	Vanguard
	VIF	VIF	VIF	VIF
	International	Mid-Cap Index	Money Market	Real Estate Index
	Portfolio,	Portfolio,	Portfolio,	Portfolio,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$82,919	$107,255	$15,972	$116,270
Mortality and expense charges (note 3)	(103,004)	(111,741)	(81,570)	(73,296)
Net investment income (loss)	(20,085)	(4,486)	(65,598)	42,974

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	411,659	(2,848)	-	(39,442)
Realized gain distributions	151,552	401,582	-	73,115
Net realized gain (loss) on investments	563,211	398,734	-	33,673

Net change in unrealized appreciation (depreciation) on investments	2,611,567	898,066	-	(334,036)

Net increase (decrease) in net assets resulting from operations	$3,154,693	$1,292,314	$(65,598)	$(257,389)

	Vanguard	Vanguard	Vanguard
	VIF	VIF	VIF
	Small Company	Total Bond Market	Total Stock Market
	Growth Portfolio,	Index Portfolio,	Index Portfolio,
	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$21,109	$332,300	$181,187
Mortality and expense charges (note 3)	(50,766)	(221,575)	(190,730)
Net investment income (loss)	(29,657)	110,725	(9,543)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(37,483)	102,323	118,743
Realized gain distributions	305,055	-	349,548
Net realized gain (loss) on investments	267,572	102,323	468,291

Net change in unrealized appreciation (depreciation) on investments	529,311	551,094	2,027,577

Net increase (decrease) in net assets resulting from operations	$767,226	$764,142	$2,486,325

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets

For the Years Ended December 31,

	Invesco V.I.		Invesco V.I.
	Global Real Estate Fund		Small Cap Equity Fund
	Series I, Subaccount		Series I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$40,358	$33,875	$(4,277)	$(3,480)
Net realized gain (loss) on investments	22,907	5,174	19,278	28,446
Net change in unrealized appreciation (depreciation) on investments	(213,865)	150,331	101,573	18,734
Net increase (decrease) in net assets resulting from operations	(150,600)	189,380	116,574	43,700

Contract transactions
Payments received from contract owners	198,970	313,685	154,372	164,036
Transfers between subaccounts (including fixed accounts), net	111,085	(77,671)	(30,154)	41,472
Payment for contract benefits and terminations	(98,435)	(70,868)	(17,371)	(5,900)
Contract charges and fees	(1,736)	(1,080)	(696)	(156)
Net increase (decrease) in net assets from contract transactions	209,884	164,066	106,151	199,452
Total increase (decrease) in net assets	59,284	353,446	222,725	243,152

Net assets
Beginning of period	1,211,513	858,067	378,832	135,680
End of period	$1,270,797	$1,211,513	$601,557	$378,832

	Invesco Oppenheimer V.I.		American Funds
	International Growth Fund		IS Bond Fund
	Non-Service Shares, Subaccount		Series I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(1,394)	$(846)	$19,673	$12,685
Net realized gain (loss) on investments	7,955	9,422	23,297	2,505
Net change in unrealized appreciation (depreciation) on investments	48,496	33,480	50,629	29,697
Net increase (decrease) in net assets resulting from operations	55,057	42,056	93,599	44,887

Contract transactions
Payments received from contract owners	48,228	137,793	916,597	489,253
Transfers between subaccounts (including fixed accounts), net	(12,643)	(20,957)	268,243	(1,432)
Payment for contract benefits and terminations	(15,213)	(16,784)	(127,229)	(65,020)
Contract charges and fees	(303)	(69)	(2,229)	(798)
Net increase (decrease) in net assets from contract transactions	20,069	99,983	1,055,382	422,003
Total increase (decrease) in net assets	75,126	142,039	1,148,981	466,890

Net assets
Beginning of period	252,627	110,588	910,900	444,010
End of period	$327,753	$252,627	$2,059,881	$910,900

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	American Funds		American Funds
	IS Growth Fund		IS High-Income Bond Fund
	Series I, Subaccount		Series I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(80,480)	$(20,425)	$92,909	$47,347
Net realized gain (loss) on investments	429,373	528,289	(13,256)	(675)
Net change in unrealized appreciation (depreciation) on investments	3,294,521	744,815	8,266	25,333
Net increase (decrease) in net assets resulting from operations	3,643,414	1,252,679	87,919	72,005

Contract transactions
Payments received from contract owners	1,899,243	2,461,077	351,216	356,738
Transfers between subaccounts (including fixed accounts), net	(898,817)	170,190	15,136	50,514
Payment for contract benefits and terminations	(409,860)	(280,925)	(48,084)	(40,368)
Contract charges and fees	(4,638)	(1,035)	(1,191)	(287)
Net increase (decrease) in net assets from contract transactions	585,928	2,349,307	317,077	366,597
Total increase (decrease) in net assets	4,229,342	3,601,986	404,996	438,602

Net assets
Beginning of period	6,909,407	3,307,421	993,668	555,066
End of period	$11,138,749	$6,909,407	$1,398,664	$993,668

	American Funds		American Funds
	IS International Fund		IS Asset Allocation Fund
	Series I, Subaccount		Series I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(7,280)	$2,911	$54,334	$66,286
Net realized gain (loss) on investments	(18,161)	22,197	52,753	345,242
Net change in unrealized appreciation (depreciation) on investments	212,305	174,298	1,199,965	826,180
Net increase (decrease) in net assets resulting from operations	186,864	199,406	1,307,052	1,237,708

Contract transactions
Payments received from contract owners	284,449	232,717	3,201,843	3,680,109
Transfers between subaccounts (including fixed accounts), net	(22,964)	51,857	(16,455)	107,455
Payment for contract benefits and terminations	(38,419)	(79,170)	(695,943)	(663,210)
Contract charges and fees	(248)	(2,274)	(14,976)	(3,523)
Net increase (decrease) in net assets from contract transactions	222,818	203,130	2,474,469	3,120,831
Total increase (decrease) in net assets	409,682	402,536	3,781,521	4,358,539

Net assets
Beginning of period	1,270,519	867,983	9,468,123	5,109,584
End of period	$1,680,201	$1,270,519	$13,249,644	$9,468,123

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	BlackRock		Columbia VP
	Global Allocation V.I. Fund		Emerging Markets Bond Fund
	Class I, Subaccount		Class 1, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(3,077)	$1,002.00	$39,913	$63,491
Net realized gain (loss) on investments	101,396	40,594	(9,125)	(2,505)
Net change in unrealized appreciation (depreciation) on investments	215,906	101,946	85,516	105,248
Net increase (decrease) in net assets resulting from operations	314,225	143,542	116,304	166,234

Contract transactions
Payments received from contract owners	416,686	605,561	342,451	476,700
Transfers between subaccounts (including fixed accounts), net	(108,577)	(44,858)	(34,439)	1,159
Payment for contract benefits and terminations	(78,966)	(64,314)	(216,574)	(118,400)
Contract charges and fees	(1,439)	(674)	(3,069)	(2,814)
Net increase (decrease) in net assets from contract transactions	227,704	495,715	88,369	356,645
Total increase (decrease) in net assets	541,929	639,257	204,673	522,879

Net assets
Beginning of period	1,352,520	713,263	2,013,461	1,490,582
End of period	$1,894,449	$1,352,520	$2,218,134	$2,013,461

	DFA VA		DFA VA
	International Small		International Value
	Portfolio, Subaccount		Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$2,735	$5,685	$50,380	$91,294
Net realized gain (loss) on investments	(10,903)	(999)	(59,689)	(6,570)
Net change in unrealized appreciation (depreciation) on investments	34,319	72,477	23,721	378,352
Net increase (decrease) in net assets resulting from operations	26,151	77,163	14,412	463,076

Contract transactions
Payments received from contract owners	121,410	130,241	848,642	1,094,656
Transfers between subaccounts (including fixed accounts), net	(88,036)	(20,514)	413,957	225,418
Payment for contract benefits and terminations	(18,303)	(22,909)	(337,773)	(181,975)
Contract charges and fees	(335)	(279)	(5,279)	(3,772)
Net increase (decrease) in net assets from contract transactions	14,736	86,539	919,547	1,134,327
Total increase (decrease) in net assets	40,887	163,702	933,959	1,597,403

Net assets
Beginning of period	463,132	299,430	4,397,874	2,800,471
End of period	$504,019	$463,132	$5,331,833	$4,397,874

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	DFA VA		DFA VA
	U.S. Large Value		U.S. Targeted Value
	Portfolio, Subaccount		Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$56,836	$53,925	$14,002	$8,161
Net realized gain (loss) on investments	(63,287)	71,276	(67,510)	37,256
Net change in unrealized appreciation (depreciation) on investments	(120,443)	1,039,944	284,094	293,227
Net increase (decrease) in net assets resulting from operations	(126,894)	1,165,145	230,586	338,644

Contract transactions
Payments received from contract owners	928,684	1,909,159	440,171	1,051,755
Transfers between subaccounts (including fixed accounts), net	320,930	182,953	288,293	157,953
Payment for contract benefits and terminations	(414,280)	(357,958)	(139,908)	(81,324)
Contract charges and fees	(6,823)	(8,146)	(1,944)	(1,323)
Net increase (decrease) in net assets from contract transactions	828,511	1,726,008	586,612	1,127,061
Total increase (decrease) in net assets	701,617	2,891,153	817,198	1,465,705

Net assets
Beginning of period	7,103,834	4,212,681	2,671,454	1,205,749
End of period	$7,805,451	$7,103,834	$3,488,652	$2,671,454

	BNY Mellon		Templeton
	Variable Investment Fund, Quality Bond		Foreign VIP Fund
	Portfolio, Subaccount (e)		Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$127	$433	$4,042	$756
Net realized gain (loss) on investments	10,348	106	(11,805)	(776)
Net change in unrealized appreciation (depreciation) on investments	(5,757)	9,680	6,394	18,332
Net increase (decrease) in net assets resulting from operations	4,718	10,219	(1,369)	18,312

Contract transactions
Payments received from contract owners	59,054	83,062	47,203	29,046
Transfers between subaccounts (including fixed accounts), net	(261,243)	41,742	(47,725)	6,281
Payment for contract benefits and terminations	(18,729)	(14,868)	(18,681)	(3,545)
Contract charges and fees	(225)	(399)	199	-
Net increase (decrease) in net assets from contract transactions	(221,143)	109,537	(19,004)	31,782
Total increase (decrease) in net assets	(216,425)	119,756	(20,373)	50,094

Net assets
Beginning of period	216,425	96,669	199,187	149,093
End of period	$-	$216,425	$178,814	$199,187

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Templeton		Goldman Sachs VIT
	Global Bond VIP		Core Fixed Income
	Class 1, Subaccount		Service Shares, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$89,745	$50,629	$3,534	$4,880
Net realized gain (loss) on investments	(20,349)	(2,213)	9,507	730
Net change in unrealized appreciation (depreciation) on investments	(155,106)	(52,556)	25,492	20,451
Net increase (decrease) in net assets resulting from operations	(85,710)	(4,140)	38,533	26,061

Contract transactions
Payments received from contract owners	159,769	774,933	111,646	230,872
Transfers between subaccounts (including fixed accounts), net	(5,355)	(12,677)	18,746	(1,541)
Payment for contract benefits and terminations	(74,398)	(65,558)	(37,757)	(38,600)
Contract charges and fees	(1,410)	(958)	(782)	(221)
Net increase (decrease) in net assets from contract transactions	78,606	695,740	91,853	190,510
Total increase (decrease) in net assets	(7,104)	691,600	130,386	216,571

Net assets
Beginning of period	1,319,930	628,330	479,341	262,770
End of period	$1,312,826	$1,319,930	$609,727	$479,341

	Goldman Sachs VIT		Lazard Retirement
	Government Money Market,		Emerging Markets Equity Portfolio
	Subaccount		Investor Shares, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(14,978)	$120	$31,867	$(14,236)
Net realized gain (loss) on investments	-	-	(53,531)	(11,716)
Net change in unrealized appreciation (depreciation) on investments	-	-	(18,683)	384,798
Net increase (decrease) in net assets resulting from operations	(14,978)	120	(40,347)	358,846

Contract transactions
Payments received from contract owners	8,158,164	96,986	360,946	554,457
Transfers between subaccounts (including fixed accounts), net	(6,475,439)	-	82,409	36,211
Payment for contract benefits and terminations	(11,953)	(609)	(214,264)	(135,548)
Contract charges and fees	(105)	(65)	(3,197)	(2,930)
Net increase (decrease) in net assets from contract transactions	1,670,667	96,312	225,894	452,190
Total increase (decrease) in net assets	1,655,689	96,432	185,547	811,036

Net assets
Beginning of period	96,432	-	2,750,952	1,939,916
End of period	$1,752,121	$96,432	$2,936,499	$2,750,952

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	MFS®		MFS® VIT
	Blended Research® Small Cap Equity		Total Return Bond Fund
	Portfolio, Subaccount		Initial Shares, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(6,943)	$(4,268)	$103,246	$80,395
Net realized gain (loss) on investments	57,463	134,758	30,205	3,587
Net change in unrealized appreciation (depreciation) on investments	15,668	8,865	220,988	239,999
Net increase (decrease) in net assets resulting from operations	66,188	139,355	354,439	323,981

Contract transactions
Payments received from contract owners	304,488	570,315	1,207,556	1,483,023
Transfers between subaccounts (including fixed accounts), net	53,584	22,230	(101,363)	(11,729)
Payment for contract benefits and terminations	(52,806)	(47,557)	(494,706)	(342,266)
Contract charges and fees	(144)	(949)	(7,319)	(5,870)
Net increase (decrease) in net assets from contract transactions	305,122	544,039	604,168	1,123,158
Total increase (decrease) in net assets	371,310	683,394	958,607	1,447,139

Net assets
Beginning of period	1,047,448	364,054	4,973,724	3,526,585
End of period	$1,418,758	$1,047,448	$5,932,331	$4,973,724

	MFS® VIT		MFS®
	Utilities Series Fund		VIT Value
	Initial Shares, Subaccount		Series, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$24,947	$46,813	$1,277	$10,975
Net realized gain (loss) on investments	66,548	18,589	55,815	61,568
Net change in unrealized appreciation (depreciation) on investments	46,634	232,589	(5,012)	210,360
Net increase (decrease) in net assets resulting from operations	138,129	297,991	52,080	282,903

Contract transactions
Payments received from contract owners	440,305	833,172	324,891	513,429
Transfers between subaccounts (including fixed accounts), net	117,449	(60,271)	76,135	14,078
Payment for contract benefits and terminations	(99,058)	(79,772)	(74,060)	(88,393)
Contract charges and fees	(2,656)	(1,380)	(1,331)	(3,321)
Net increase (decrease) in net assets from contract transactions	456,040	691,749	325,635	435,793
Total increase (decrease) in net assets	594,169	989,740	377,715	718,696

Net assets
Beginning of period	2,043,306	1,053,566	1,571,282	852,586
End of period	$2,637,475	$2,043,306	$1,948,997	$1,571,282

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Morgan Stanley		Morgan Stanley
	Variable Insurance Fund, Inc. Global		Variable Insurance Fund, Inc. Growth Portfolio Class I,
	Portfolio Class I, Subaccount		Portfolio Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,706	$17,358	$(54,848)	$(16,745)
Net realized gain (loss) on investments	19,917	65,933	683,375	60,137
Net change in unrealized appreciation (depreciation) on investments	(55,722)	235,303	1,979,130	139,738
Net increase (decrease) in net assets resulting from operations	(34,099)	318,594	2,607,657	183,130

Contract transactions
Payments received from contract owners	392,262	454,463	1,962,115	1,083,815
Transfers between subaccounts (including fixed accounts), net	55,599	(166,547)	(484,102)	491,913
Payment for contract benefits and terminations	(163,924)	(84,031)	(193,625)	(59,485)
Contract charges and fees	(2,061)	(1,809)	(576)	(165)
Net increase (decrease) in net assets from contract transactions	281,876	202,076	1,283,812	1,516,078
Total increase (decrease) in net assets	247,777	520,670	3,891,469	1,699,208

Net assets
Beginning of period	1,664,536	1,143,866	1,922,102	222,894
End of period	$1,912,313	$1,664,536	$5,813,571	$1,922,102

	TOPS®		TOPS®
	Aggressive Growth ETF Portfolio		Balanced ETF Portfolio
	Class 1, Subaccount		Class 1, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(3,776)	$1,354	$(6,108)	$14,369
Net realized gain (loss) on investments	35,446	65,363	2,031	142,058
Net change in unrealized appreciation (depreciation) on investments	293,340	267,959	448,986	561,774
Net increase (decrease) in net assets resulting from operations	325,010	334,676	444,909	718,201

Contract transactions
Payments received from contract owners	775,907	382,029	1,327,631	1,721,300
Transfers between subaccounts (including fixed accounts), net	(214,385)	1,889	233,804	(132,174)
Payment for contract benefits and terminations	(58,920)	(25,313)	(737,153)	(596,181)
Contract charges and fees	(418)	(379)	(22,837)	(12,896)
Net increase (decrease) in net assets from contract transactions	502,184	358,226	801,445	980,049
Total increase (decrease) in net assets	827,194	692,902	1,246,354	1,698,250

Net assets
Beginning of period	2,120,372	1,427,470	6,347,543	4,649,293
End of period	$2,947,566	$2,120,372	$7,593,897	$6,347,543

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	TOPS®		TOPS®
	Conservative ETF Portfolio		Growth ETF Portfolio
	Class 1, Subaccount		Class 1, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$17,687	$31,242	$570	$6,344
Net realized gain (loss) on investments	40,920	141,614	11,779	81,984
Net change in unrealized appreciation (depreciation) on investments	519,020	632,179	356,814	327,097
Net increase (decrease) in net assets resulting from operations	577,627	805,035	369,163	415,425

Contract transactions
Payments received from contract owners	1,781,368	2,324,881	934,739	629,655
Transfers between subaccounts (including fixed accounts), net	(54,457)	61,755	24,142	(33,998)
Payment for contract benefits and terminations	(697,665)	(1,170,005)	(155,746)	(120,901)
Contract charges and fees	(2,853)	(5,107)	(1,330)	(6,057)
Net increase (decrease) in net assets from contract transactions	1,026,393	1,211,524	801,805	468,699
Total increase (decrease) in net assets	1,604,020	2,016,559	1,170,968	884,124

Net assets
Beginning of period	9,498,535	7,481,976	2,757,447	1,873,323
End of period	$11,102,555	$9,498,535	$3,928,415	$2,757,447

	TOPS®		PIMCO VIT
	Moderate Growth ETF Portfolio		Commodity/ RealReturn®
	Class 1, Subaccount		Strategy Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$477	$17,449	$28,881	$15,191
Net realized gain (loss) on investments	61,723	180,753	(9,879)	(3,763)
Net change in unrealized appreciation (depreciation) on investments	570,262	755,741	(8,569)	29,578
Net increase (decrease) in net assets resulting from operations	632,462	953,943	10,433	41,006

Contract transactions
Payments received from contract owners	637,318	1,518,839	84,323	271,513
Transfers between subaccounts (including fixed accounts), net	(57,129)	(218,437)	56,937	38,347
Payment for contract benefits and terminations	(686,739)	(532,966)	(48,650)	(54,476)
Contract charges and fees	(14,247)	(5,055)	(894)	(625)
Net increase (decrease) in net assets from contract transactions	(120,797)	762,381	91,716	254,759
Total increase (decrease) in net assets	511,665	1,716,324	102,149	295,765

Net assets
Beginning of period	6,924,416	5,208,092	629,155	333,390
End of period	$7,436,081	$6,924,416	$731,304	$629,155

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	PIMCO VIT		PIMCO VIT
	All Asset Portfolio		Real Return Fund
	Institutional Class, Subaccount		Institutional Class, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$107,070	$44,568	$(91)	$1,928
Net realized gain (loss) on investments	(14,466)	(898)	11,813	1,210
Net change in unrealized appreciation (depreciation) on investments	111,034	223,639	92,090	39,288
Net increase (decrease) in net assets resulting from operations	203,638	267,309	103,812	42,426

Contract transactions
Payments received from contract owners	479,203	639,976	182,920	603,151
Transfers between subaccounts (including fixed accounts), net	(32,239)	(2,729)	19,984	(114,786)
Payment for contract benefits and terminations	(334,004)	(217,077)	(44,429)	(122,330)
Contract charges and fees	(4,562)	(3,175)	(1,019)	(605)
Net increase (decrease) in net assets from contract transactions	108,398	416,995	157,456	365,430
Total increase (decrease) in net assets	312,036	684,304	261,268	407,856

Net assets
Beginning of period	3,118,739	2,434,435	988,951	581,095
End of period	$3,430,775	$3,118,739	$1,250,219	$988,951

	Putnam VT		T. Rowe Price
	High Yield		Blue Chip Growth
	Fund, Subaccount		Fund, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$113,799	$88,595	$(222,130)	$(140,168)
Net realized gain (loss) on investments	(18,768)	(2,873)	1,043,286	402,968
Net change in unrealized appreciation (depreciation) on investments	15,845	161,749	3,359,706	1,727,954
Net increase (decrease) in net assets resulting from operations	110,876	247,471	4,180,862	1,990,754

Contract transactions
Payments received from contract owners	548,485	708,519	3,431,133	4,543,831
Transfers between subaccounts (including fixed accounts), net	(1,911)	12,235	(1,073,697)	(307,142)
Payment for contract benefits and terminations	(274,979)	(143,008)	(868,964)	(531,474)
Contract charges and fees	(3,600)	(2,995)	(11,889)	(3,216)
Net increase (decrease) in net assets from contract transactions	267,995	574,751	1,476,583	3,701,999
Total increase (decrease) in net assets	378,871	822,222	5,657,445	5,692,753

Net assets
Beginning of period	2,589,541	1,767,319	11,660,349	5,967,596
End of period	$2,968,412	$2,589,541	$17,317,794	$11,660,349

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Vanguard		Vanguard
	VIF Capital Growth		VIF Diversified Value
	Portfolio, Subaccount		Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(6,956)	$(11,482)	$27,321	$12,640
Net realized gain (loss) on investments	104,728	62,310	368,229	57,312
Net change in unrealized appreciation (depreciation) on investments	420,000	362,479	(84,357)	300,112
Net increase (decrease) in net assets resulting from operations	517,772	413,307	311,193	370,064

Contract transactions
Payments received from contract owners	792,625	704,966	363,196	1,041,024
Transfers between subaccounts (including fixed accounts), net	8,359	(88,672)	61,391	(221,190)
Payment for contract benefits and terminations	(122,079)	(103,015)	(150,982)	(164,487)
Contract charges and fees	(2,065)	(601)	(2,878)	(2,887)
Net increase (decrease) in net assets from contract transactions	676,840	512,678	270,727	652,460
Total increase (decrease) in net assets	1,194,612	925,985	581,920	1,022,524

Net assets
Beginning of period	2,390,579	1,464,594	2,441,254	1,418,730
End of period	$3,585,191	$2,390,579	$3,023,174	$2,441,254

	Vanguard		Vanguard
	VIF Equity Index		VIF High Yield Bond
	Portfolio, Subaccount		Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,505	$14,338	$80,428	$58,094
Net realized gain (loss) on investments	416,105	292,075	(5,024)	(826)
Net change in unrealized appreciation (depreciation) on investments	1,677,572	2,001,066	32,518	141,228
Net increase (decrease) in net assets resulting from operations	2,100,182	2,307,479	107,922	198,496

Contract transactions
Payments received from contract owners	2,102,725	3,508,214	786,568	528,230
Transfers between subaccounts (including fixed accounts), net	(473,684)	(617,040)	457	8,829
Payment for contract benefits and terminations	(708,263)	(598,352)	(101,784)	(119,400)
Contract charges and fees	(5,167)	(4,904)	(913)	(472)
Net increase (decrease) in net assets from contract transactions	915,611	2,287,918	684,328	417,187
Total increase (decrease) in net assets	3,015,793	4,595,397	792,250	615,683

Net assets
Beginning of period	11,603,013	7,007,616	1,961,052	1,345,369
End of period	$14,618,806	$11,603,013	$2,753,302	$1,961,052

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Vanguard		Vanguard
	VIF International		VIF Mid-Cap Index
	Portfolio, Subaccount		Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(20,085)	$(12,038)	$(4,486)	$(11,951)
Net realized gain (loss) on investments	563,211	149,894	398,734	393,085
Net change in unrealized appreciation (depreciation) on investments	2,611,567	1,073,727	898,066	954,960
Net increase (decrease) in net assets resulting from operations	3,154,693	1,211,583	1,292,314	1,336,094

Contract transactions
Payments received from contract owners	1,193,588	1,290,088	1,358,922	2,030,219
Transfers between subaccounts (including fixed accounts), net	(1,477,932)	22,119	(284,568)	(107,682)
Payment for contract benefits and terminations	(448,679)	(258,147)	(513,426)	(411,316)
Contract charges and fees	(6,808)	(4,245)	(6,463)	(7,143)
Net increase (decrease) in net assets from contract transactions	(739,831)	1,049,815	554,465	1,504,078
Total increase (decrease) in net assets	2,414,862	2,261,398	1,846,779	2,840,172

Net assets
Beginning of period	5,961,267	3,699,869	7,122,160	4,281,988
End of period	$8,376,129	$5,961,267	$8,968,939	$7,122,160

	Vanguard		Vanguard
	VIF Money Market		VIF Real Estate Index
	Portfolio, Subaccount		Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(65,598)	$9,480	$42,974	$36,122
Net realized gain (loss) on investments	-	-	33,673	187,171
Net change in unrealized appreciation (depreciation) on investments	-	-	(334,036)	647,844
Net increase (decrease) in net assets resulting from operations	(65,598)	9,480	(257,389)	871,137

Contract transactions
Payments received from contract owners	3,868,334	1,702,169	928,949	1,330,353
Transfers between subaccounts (including fixed accounts), net	2,603,232	141,665	448,284	(371,392)
Payment for contract benefits and terminations	(398,485)	(220,948)	(317,499)	(232,458)
Contract charges and fees	(8,117)	(1,083)	(4,298)	(3,324)
Net increase (decrease) in net assets from contract transactions	6,064,964	1,621,803	1,055,436	723,179
Total increase (decrease) in net assets	5,999,366	1,631,283	798,047	1,594,316

Net assets
Beginning of period	2,401,093	769,810	4,734,118	3,139,802
End of period	$8,400,459	$2,401,093	$5,532,165	$4,734,118

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Vanguard		Vanguard
	VIF Small Company		VIF Total Bond Market
	Growth Portfolio, Subaccount		Index Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(29,657)	$(29,883)	$110,725	$77,146
Net realized gain (loss) on investments	267,572	240,801	102,323	8,269
Net change in unrealized appreciation (depreciation) on investments	529,311	355,335	551,094	563,285
Net increase (decrease) in net assets resulting from operations	767,226	566,253	764,142	648,700

Contract transactions
Payments received from contract owners	371,955	934,891	4,321,607	3,834,786
Transfers between subaccounts (including fixed accounts), net	(69,195)	32,984	84,060	580,635
Payment for contract benefits and terminations	(185,316)	(225,067)	(1,175,636)	(667,440)
Contract charges and fees	(3,188)	(2,685)	(17,368)	(8,035)
Net increase (decrease) in net assets from contract transactions	114,256	740,123	3,212,663	3,739,946
Total increase (decrease) in net assets	881,482	1,306,376	3,976,805	4,388,646

Net assets
Beginning of period	3,290,592	1,984,216	12,397,888	8,009,242
End of period	$4,172,074	$3,290,592	$16,374,693	$12,397,888

	Vanguard
	VIF Total Stock Market
	Index Portfolio, Subaccount
	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(9,543)	$(17,702)
Net realized gain (loss) on investments	468,291	238,978
Net change in unrealized appreciation (depreciation) on investments	2,027,577	1,759,163
Net increase (decrease) in net assets resulting from operations	2,486,325	1,980,439

Contract transactions
Payments received from contract owners	3,479,249	3,459,626
Transfers between subaccounts (including fixed accounts), net	(14,838)	39,174
Payment for contract benefits and terminations	(598,620)	(447,601)
Contract charges and fees	(5,521)	(6,208)
Net increase (decrease) in net assets from contract transactions	2,860,270	3,044,991
Total increase (decrease) in net assets	5,346,595	5,025,430

Net assets
Beginning of period	11,033,842	6,008,412
End of period	$16,380,437	$11,033,842

See accompanying notes to financial statements

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(1)	Organization

MEMBERS Horizon Variable Separate Account (the “Account”) was established by MEMBERS Life Insurance Company (the “Company”) in 2015. The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established as a separate account of the Company to receive and invest net premiums paid by the contract owners to the Company under two flexible premium deferred variable and index linked annuity contracts (“contracts”) issued by the Company: MEMBERS® Horizon Flexible Premium Deferred Variable and Index Linked Annuity (Series B and Series C) and MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity (Series B).

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end management investment company registered with the SEC.

AIM Variable Insurance Funds

(Invesco Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund

Invesco V.I. Small Cap Equity Fund

Invesco Oppenheimer V.I. International Growth Fund

American Funds Insurance Series®

American Funds IS Asset Allocation Fund

American Funds IS Bond Fund

American Funds IS Growth Fund

American Funds IS High-Income Bond Fund

American Funds IS International Fund

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I.

Columbia Threadneedle

Columbia VP Emerging Markets Bond

DFA Investment Dimensions Group Inc.

DFA VA International Small

DFA VA International Value

DFA VA U.S. Large Value

DFA VA U.S. Targeted Value

BNY Mellon Variable Investment Fund

BNY Mellon Variable Investment Fund, Quality Bond

Portfolio(2)

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign VIP

Templeton Global Bond VIP

Goldman Sachs

Goldman Sachs VIT Core Fixed Income Trust

Goldman Sachs VIT Government Money Market (1) *

Lazard Retirement Series, Inc.

Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust

MFS® Total Return Bond Series

MFS® Utilities Series

MFS® Value Series

(1) This subaccount is only available in the Series B product.

* This subaccount commenced operations on December 3, 2018. There were no investments from the date of commencement through December 31, 2018.

(2) This subaccount liquidated on April 30, 2020.

MFS® Variable Insurance Trust III

MFS® Blended Research® Small Cap Equity Portfolio

Morgan Stanley

Variable Insurance Fund, Inc. Global

Infrastructure Portfolio

Variable Insurance Fund, Inc. Growth Portfolio

Northern Lights Variable Trust

TOPS® Aggressive Growth ETF Portfolio

TOPS® Balanced ETF Portfolio

TOPS® Conservative ETF Portfolio

TOPS® Growth ETF Portfolio

TOPS® Moderate Growth ETF Portfolio

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO VIT All Asset

PIMCO VIT Real Return

Putnam Variable Trust

Putnam VT High Yield Fund

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio

Vanguard Variable Insurance Fund

Vanguard VIF Capital Growth

Vanguard VIF Diversified Value

Vanguard VIF Equity Index

Vanguard VIF High Yield Bond

Vanguard VIF International

Vanguard VIF Mid-Cap Index

Vanguard VIF Money Market

Vanguard VIF Real Estate Index

Vanguard VIF Small Company Growth

Vanguard VIF Total Bond Market Index

Vanguard VIF Total Stock Market Index

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(1)	Organization (continued)

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and there is uncertainty surrounding the potential impact on the value of funds in the Account. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

(2)	Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Account’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(3)	Fees and Charges

Contract Charges

Surrender Charges: Series B and Series C versions of the contract are available. Series C has no surrender charges. Series B has a five year surrender charge period. All references to surrender charges apply to Series B version only. A surrender charge is assessed against a contract owner’s account upon surrender or partial withdrawal of purchase payments in excess of the free annual withdrawal amount. For purchase payments withdrawn or surrendered within the first and second year of the contract, the charge is 9% of the amount of the payment withdrawn or surrendered for Series B. The surrender charge decreases by 1% for each of the following three years that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than six years prior to the withdrawal or surrender.

Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the contracts.

These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

For MEMBERS® Horizon II Flexible Premium Deferred Variable and Index Linked Annuity a Return of Purchase Payment Death Benefit Endorsement is attached to the contact and provides a return of purchase payment death benefit during the accumulation period. The death benefit is equal to the greater of the contract value as of the date death benefits are payable or total purchase payments adjusted for withdrawals. The Account does not apply the surrender charge or market value adjustment in determining the death benefit payable.

Transfer Fee: No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $25 for the 13th and each subsequent transfer during a contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Premium Taxes: If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Account Charges

Mortality and Expense Risk Charge: The Company deducts a daily administrative fee from the assets of the Subaccount to compensate it for certain expenses it incurs in administration of the contracts. The charge is deducted from the assets of the Subaccount at an annual rate of 1.50% for Series B or 1.75% Series C. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Operations of the applicable subaccount.

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(4)	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2020. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2020 Assets, at Fair Value	Total
Invesco V.I. Global Real Estate Fund Series I, Subaccount	$1,270,797
Invesco V.I. Small Cap Equity Fund Series I, Subaccount	601,557
American Funds IS Asset Allocation Fund Series I, Subaccount	13,249,644
American Funds IS Bond Fund Series I, Subaccount	2,059,881
American Funds IS Growth Fund Series I, Subaccount	11,138,749
American Funds IS High-Income Bond Fund Series I, Subaccount	1,398,664
American Funds IS International Fund Series I, Subaccount	1,680,201
BlackRock Global Allocation V.I. Fund Class I, Subaccount	1,894,449
Columbia VP Emerging Markets Bond Fund Class 1, Subaccount	2,218,134
DFA VA International Small Portfolio, Subaccount	504,019
DFA VA International Value Portfolio, Subaccount	5,331,833
DFA VA U.S. Large Value Portfolio, Subaccount	7,805,451
DFA VA U.S. Targeted Value Portfolio, Subaccount	3,488,652
BNY Mellon Variable Investment Fund, Quality Bond Portfolio, Subaccount	-
Templeton Foreign VIP Fund Class I, Subaccount	178,814
Templeton Global Bond VIP Class 1, Subaccount	1,312,826
Goldman Sachs VIT Core Fixed Income Service Shares, Subaccount	609,727
Goldman Sachs VIT Government Money Market, Subaccount	1,752,121
Lazard Retirement Emerging Markets Equity Portfolio Investor Shares, Subaccount	2,936,499
MFS® Blended Research® Small Cap Equity Portfolio, Subaccount	1,418,758
MFS® VIT Total Return Bond Fund Initial Shares, Subaccount	5,932,331
MFS® VIT Utilities Series Fund Initial Shares, Subaccount	2,637,475
MFS® VIT Value Series, Subaccount	1,948,997
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class I, Subaccount	1,912,313
Morgan Stanley Variable Insurance Fund, Inc. Global Infrasture Portfolio Class I, Subaccount	5,813,571
TOPS® Aggressive Growth ETF Portfolio Class 1, Subaccount	2,947,566
TOPS® Balanced ETF Portfolio Class 1, Subaccount	7,593,897
TOPS® Conservative ETF Portfolio Class 1, Subaccount	11,102,555
TOPS® Growth ETF Portfolio Class 1, Subaccount	3,928,415
TOPS® Moderate Growth ETF Portfolio Class 1, Subaccount	7,436,081
Invesco Oppenheimer International Growth Fund/VA Non-Service Shares, Subaccount	327,753
PIMCO VIT Commodity/ RealReturn® Strategy Portfolio, Subaccount	731,304
PIMCO VIT All Asset Portfolio Institutional Class, Subaccount	3,430,775
PIMCO VIT Real Return Fund Institutional Class, Subaccount	1,250,219
Putnam VT High Yield Fund, Subaccount	2,968,412
T. Rowe Price Blue Chip Growth Fund, Subaccount	17,317,794
Vanguard VIF Capital Growth Portfolio, Subaccount	3,585,191
Vanguard VIF Diversified Value Portfolio, Subaccount	3,023,174
Vanguard VIF Equity Index Portfolio, Subaccount	14,618,806
Vanguard VIF High Yield Bond Portfolio, Subaccount	2,753,302
Vanguard VIF International Portfolio, Subaccount	8,376,129
Vanguard VIF Mid-Cap Index Portfolio, Subaccount	8,968,939
Vanguard VIF Money Market Portfolio, Subaccount	8,400,459
Vanguard VIF Real Estate Index Portfolio, Subaccount	5,532,165
Vanguard VIF Small Company Growth Portfolio, Subaccount	4,172,074
Vanguard VIF Total Bond Market Index Portfolio, Subaccount	16,374,693
Vanguard VIF Total Stock Market Index Portfolio, Subaccount	16,380,437

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2020.

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2019. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2019 Assets, at Fair Value	Total
Invesco V.I. Global Real Estate Fund Series I, Subaccount	$1,211,513
Invesco V.I. Small Cap Equity Fund Series I, Subaccount	378,832
American Funds IS Asset Allocation Fund Series I, Subaccount	9,468,123
American Funds IS Bond Fund Series I, Subaccount	910,900
American Funds IS Growth Fund Series I, Subaccount	6,909,407
American Funds IS High-Income Bond Fund Series I, Subaccount	993,668
American Funds IS International Fund Series I, Subaccount	1,270,519
BlackRock Global Allocation V.I. Fund Class I, Subaccount	1,352,520
Columbia VP Emerging Markets Bond Fund Class 1, Subaccount	2,013,461
DFA VA International Small Portfolio, Subaccount	463,132
DFA VA International Value Portfolio, Subaccount	4,397,874
DFA VA U.S. Large Value Portfolio, Subaccount	7,103,834
DFA VA U.S. Targeted Value Portfolio, Subaccount	2,671,454
BNY Mellon Variable Investment Fund, Quality Bond Portfolio, Subaccount	216,425
Templeton Foreign VIP Fund Class I, Subaccount	199,187
Templeton Global Bond VIP Class 1, Subaccount	1,319,930
Goldman Sachs VIT Core Fixed Income Service Shares, Subaccount	479,341
Goldman Sachs VIT Government Money Market, Subaccount	96,432
Lazard Retirement Emerging Markets Equity Portfolio Investor Shares, Subaccount	2,750,952
MFS® Blended Research® Small Cap Equity Portfolio, Subaccount	1,047,448
MFS® VIT Total Return Bond Fund Initial Shares, Subaccount	4,973,724
MFS® VIT Utilities Series Fund Initial Shares, Subaccount	2,043,306
MFS® VIT Value Series, Subaccount	1,571,282
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class I, Subaccount	1,664,536
Morgan Stanley Variable Insurance Fund, Inc. Global Infrasture Portfolio Class I, Subaccount	1,922,102
TOPS® Aggressive Growth ETF Portfolio Class 1, Subaccount	2,120,372
TOPS® Balanced ETF Portfolio Class 1, Subaccount	6,347,543
TOPS® Conservative ETF Portfolio Class 1, Subaccount	9,498,535
TOPS® Growth ETF Portfolio Class 1, Subaccount	2,757,447
TOPS® Moderate Growth ETF Portfolio Class 1, Subaccount	6,924,416
Invesco Oppenheimer International Growth Fund/VA Non-Service Shares, Subaccount	252,627
PIMCO VIT Commodity/ RealReturn® Strategy Portfolio, Subaccount	629,155
PIMCO VIT All Asset Portfolio Institutional Class, Subaccount	3,118,739
PIMCO VIT Real Return Fund Institutional Class, Subaccount	988,951
Putnam VT High Yield Fund, Subaccount	2,589,541
T. Rowe Price Blue Chip Growth Fund, Subaccount	11,660,349
Vanguard VIF Capital Growth Portfolio, Subaccount	2,390,579
Vanguard VIF Diversified Value Portfolio, Subaccount	2,441,254
Vanguard VIF Equity Index Portfolio, Subaccount	11,603,013
Vanguard VIF High Yield Bond Portfolio, Subaccount	1,961,052
Vanguard VIF International Portfolio, Subaccount	5,961,267
Vanguard VIF Mid-Cap Index Portfolio, Subaccount	7,122,160
Vanguard VIF Money Market Portfolio, Subaccount	2,401,093
Vanguard VIF Real Estate Index Portfolio, Subaccount	4,734,118
Vanguard VIF Small Company Growth Portfolio, Subaccount	3,290,592
Vanguard VIF Total Bond Market Index Portfolio, Subaccount	12,397,888
Vanguard VIF Total Stock Market Index Portfolio, Subaccount	11,033,842

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2019.

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2020 were as follows:

Year Ended December 31, 2020	Purchases	Sales
Invesco V.I. Global Real Estate Fund Series I, Subaccount	$396,149	$114,116
Invesco V.I. Small Cap Equity Fund Series I, Subaccount	232,868	90,893
American Funds IS Asset Allocation Fund Series I, Subaccount	3,541,549	963,609
American Funds IS Bond Fund Series I, Subaccount	1,438,651	352,963
American Funds IS Growth Fund Series I, Subaccount	2,081,905	1,384,272
American Funds IS High-Income Bond Fund Series I, Subaccount	588,348	178,362
American Funds IS International Fund Series I, Subaccount	388,068	172,531
BlackRock Global Allocation V.I. Fund Class I, Subaccount	552,763	239,998
BNY Mellon Variable Investment Fund, Quality Bond Portfolio, Subaccount (e)	90,573	311,589
Columbia VP Emerging Markets Bond Fund Class 1, Subaccount	396,275	267,992
DFA VA International Small Portfolio, Subaccount	148,276	122,631
DFA VA International Value Portfolio, Subaccount	1,335,831	365,904
DFA VA U.S. Large Value Portfolio, Subaccount	1,447,458	562,111
DFA VA U.S. Targeted Value Portfolio, Subaccount	831,434	230,821
Templeton Foreign VIP Fund Class I, Subaccount	66,285	81,246
Templeton Global Bond VIP Class 1, Subaccount	370,303	201,952
Goldman Sachs VIT Core Fixed Income Service Shares, Subaccount	205,690	105,077
Goldman Sachs VIT Government Money Market, Subaccount	8,597,940	6,942,251
Lazard Retirement Emerging Markets Equity Fund Investor Shares, Subaccount	609,651	351,889
MFS® Blended Research® Small Cap Equity Portfolio, Subaccount	519,550	132,806
MFS® VIT Total Return Bond Fund Initial Shares, Subaccount	1,370,876	663,463
MFS® VIT Utilities Series Fund Initial Shares, Subaccount	763,863	222,252
MFS® VIT Value Series, Subaccount	587,177	188,851
Morgan Stanley Variable Insurance Fund, Inc. Global Infrasture Portfolio Class I, Subaccount	494,806	186,566
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class I, Subaccount	3,228,040	1,657,654
TOPS® Aggressive Growth ETF Portfolio Class 1, Subaccount	897,819	377,185
TOPS® Balanced ETF Portfolio Class 1, Subaccount	1,835,414	1,038,118
TOPS® Conservative ETF Portfolio Class 1, Subaccount	2,263,112	1,203,455
TOPS® Growth ETF Portfolio Class 1, Subaccount	1,072,134	253,900
TOPS® Moderate Growth ETF Portfolio Class 1, Subaccount	833,797	941,959
Oppenheimer International Growth Fund/VA Non-Service Shares, Subaccount	75,138	52,752
PIMCO VIT Commodity/ RealReturn® Strategy Portfolio, Subaccount	171,567	50,971
PIMCO VIT All Asset Portfolio Institutional Class, Subaccount	614,640	399,172
PIMCO VIT Real Return Fund Institutional Class, Subaccount	327,401	170,036
Putnam VT High Yield Fund, Subaccount	704,742	322,947
T. Rowe Price Blue Chip Growth Fund, Subaccount	3,957,643	2,165,186
Vanguard VIF Capital Growth Portfolio, Subaccount	1,000,620	253,254
Vanguard VIF Diversified Value Portfolio, Subaccount	1,056,428	335,229
Vanguard VIF Equity Index Portfolio, Subaccount	2,406,012	1,248,431
Vanguard VIF High Yield Bond Portfolio, Subaccount	976,586	211,830
Vanguard VIF International Portfolio, Subaccount	975,422	1,583,786
Vanguard VIF Mid-Cap Index Portfolio, Subaccount	1,789,392	837,830
Vanguard VIF Money Market Portfolio, Subaccount	7,982,287	1,982,920
Vanguard VIF Real Estate Index Portfolio, Subaccount	1,539,466	367,940
Vanguard VIF Small Company Growth Portfolio, Subaccount	868,204	478,550
Vanguard VIF Total Bond Market Index Portfolio, Subaccount	5,070,958	1,747,571
Vanguard VIF Total Stock Market Index Portfolio, Subaccount	4,339,889	1,139,615

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments (continued)

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2019 were as follows:

Year Ended December 31, 2019	Purchases	Sales
Invesco V.I. Global Real Estate Fund Series I, Subaccount	$308,706	$109,478
Invesco V.I. Small Cap Equity Fund Series I, Subaccount	237,877	12,425
American Funds IS Asset Allocation Fund Series I, Subaccount	4,180,211	643,581
American Funds IS Bond Fund Series I, Subaccount	581,584	146,896
American Funds IS Growth Fund Series I, Subaccount	3,235,288	375,508
American Funds IS High-Income Bond Fund Series I, Subaccount	457,920	43,976
American Funds IS International Fund Series I, Subaccount	330,374	98,367
BlackRock Global Allocation V.I. Fund Class I, Subaccount	654,752	117,561
BNY Mellon Variable Investment Fund, Quality Bond Portfolio, Subaccount	127,809	17,838
Columbia VP Emerging Markets Bond Fund Class 1, Subaccount	541,466	121,331
DFA VA International Small Portfolio, Subaccount	170,329	72,817
DFA VA International Value Portfolio, Subaccount	1,383,211	157,589
DFA VA U.S. Large Value Portfolio, Subaccount	2,206,093	355,315
DFA VA U.S. Targeted Value Portfolio, Subaccount	1,363,539	164,197
Templeton Foreign VIP Fund Class I, Subaccount	58,321	24,125
Templeton Global Bond VIP Class 1, Subaccount	829,374	83,005
Goldman Sachs VIT Core Fixed Income Service Shares, Subaccount	245,761	50,371
Goldman Sachs VIT Government Money Market, Subaccount	96,986	554
Lazard Retirement Emerging Markets Equity Fund Investor Shares, Subaccount	629,196	191,242
MFS® Blended Research® Small Cap Equity Portfolio, Subaccount	732,186	53,595
MFS® VIT Total Return Bond Fund Initial Shares, Subaccount	1,505,382	301,829
MFS® VIT Utilities Series Fund Initial Shares, Subaccount	877,293	133,548
MFS® VIT Value Series, Subaccount	593,124	84,351
Morgan Stanley Variable Insurance Fund, Inc. Global Infrasture Portfolio Class I, Subaccount	473,231	189,322
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class I, Subaccount	1,628,074	68,772
TOPS® Aggressive Growth ETF Portfolio Class 1, Subaccount	580,783	156,084
TOPS® Balanced ETF Portfolio Class 1, Subaccount	1,927,821	815,159
TOPS® Conservative ETF Portfolio Class 1, Subaccount	2,721,787	1,383,897
TOPS® Growth ETF Portfolio Class 1, Subaccount	739,308	184,291
TOPS® Moderate Growth ETF Portfolio Class 1, Subaccount	1,792,136	866,425
Oppenheimer International Growth Fund/VA Non-Service Shares, Subaccount	155,600	45,639
PIMCO VIT Commodity/ RealReturn® Strategy Portfolio, Subaccount	322,001	52,051
PIMCO VIT All Asset Portfolio Institutional Class, Subaccount	663,442	201,878
PIMCO VIT Real Return Fund Institutional Class, Subaccount	619,275	251,916
Putnam VT High Yield Fund, Subaccount	781,832	118,486
T. Rowe Price Blue Chip Growth Fund, Subaccount	4,746,605	896,090
Vanguard VIF Capital Growth Portfolio, Subaccount	784,528	238,618
Vanguard VIF Diversified Value Portfolio, Subaccount	1,149,152	405,394
Vanguard VIF Equity Index Portfolio, Subaccount	3,702,672	1,185,006
Vanguard VIF High Yield Bond Portfolio, Subaccount	655,265	179,983
Vanguard VIF International Portfolio, Subaccount	1,466,843	290,224
Vanguard VIF Mid-Cap Index Portfolio, Subaccount	2,262,788	375,093
Vanguard VIF Money Market Portfolio, Subaccount	2,346,055	714,773
Vanguard VIF Real Estate Index Portfolio, Subaccount	1,369,496	429,546
Vanguard VIF Small Company Growth Portfolio, Subaccount	1,265,561	305,569
Vanguard VIF Total Bond Market Index Portfolio, Subaccount	4,380,306	563,214
Vanguard VIF Total Stock Market Index Portfolio, Subaccount	3,816,851	589,092

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(6)	Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2020 and 2019 were as follows:

	Invesco V.I.		Invesco V.I.		Invesco Oppenheimer V.I.
	Global Real Estate		Small Cap		International
	Fund		Equity Fund		Growth Fund
	Series I,		Series I,		Non-Service Shares,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	73,246	15,855	12,373	1,063	9,470	1,811
Units issued	26,371	2,353	16,956	560	12,205	801
Units redeemed	(11,123)	(2,858)	(859)	(9)	(2,921)	(1,023)
Units outstanding at December 31, 2019	88,494	15,350	28,470	1,614	18,754	1,589
Units issued	33,014	4,798	16,344	490	5,941	6
Units redeemed	(10,905)	(4,627)	(8,532)	(273)	(3,371)	(871)
Units outstanding at December 31, 2020	110,603	15,521	36,282	1,831	21,324	724

	American Funds		American Funds		American Funds
	IS Bond		IS Growth		IS High-Income
	Fund		Fund		Bond Fund
	Series I,		Series I,		Series I,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	21,950	24,017	197,476	53,862	39,973	11,806
Units issued	48,874	6,755	169,788	12,641	33,578	2,803
Units redeemed	(9,983)	(4,412)	(22,562)	(4,684)	(3,288)	(1,496)
Units outstanding at December 31, 2019	60,841	26,360	344,702	61,819	70,263	13,113
Units issued	102,111	30,078	99,327	21,433	36,237	5,712
Units redeemed	(24,119)	(13,210)	(76,964)	(13,754)	(9,047)	(6,187)
Units outstanding at December 31, 2020	138,833	43,228	367,065	69,498	97,453	12,638

	American Funds		American Funds		BlackRock
	IS International		IS Asset		Global Allocation
	Fund		Allocation Fund		V.I. Fund
	Series I,		Series I,		Class I,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	62,591	13,049	339,118	120,502	48,675	19,549
Units issued	20,143	3,602	248,162	64,047	27,005	27,060
Units redeemed	(4,965)	(3,183)	(23,657)	(36,753)	(7,950)	(2,857)
Units outstanding at December 31, 2019	77,769	13,468	563,623	147,796	67,730	43,752
Units issued	27,804	1,625	210,014	66,497	14,774	23,010
Units redeemed	(12,784)	(675)	(81,297)	(9,306)	(15,029)	(2,975)
Units outstanding at December 31, 2020	92,789	14,418	692,340	204,987	67,475	63,787

	Columbia VP		DFA VA		DFA VA
	Emerging Markets		International		International
	Bond Fund		Small		Value
	Class 1,		Portfolio,		Portfolio,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	120,899	30,438	27,971	217	196,632	48,858
Units issued	46,262	4,277	13,396	353	104,588	10,762
Units redeemed	(13,202)	(3,939)	(6,060)	(156)	(16,549)	(6,471)
Units outstanding at December 31, 2019	153,959	30,776	35,307	414	284,671	53,149
Units issued	30,806	5,920	11,182	357	120,998	15,930
Units redeemed	(17,970)	(11,170)	(11,154)	(33)	(36,072)	(15,419)
Units outstanding at December 31, 2020	166,795	25,526	35,335	738	369,597	53,660

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	DFA VA		DFA VA		BNY Mellon
	U.S. Large		U.S. Targeted		Variable Investment
	Value		Value		Fund, Quality Bond
	Portfolio,		Portfolio,		Portfolio
	Subaccount		Subaccount		Subaccount (e)
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	307,073	65,490	92,076	21,256	6,760	3,454
Units issued	166,786	6,893	104,778	7,625	12,309	544
Units redeemed	(31,293)	(7,934)	(15,371)	(2,404)	(853)	(751)
Units outstanding at December 31, 2019	442,566	64,449	181,483	26,477	18,216	3,247
Units issued	116,720	19,009	83,036	6,246	8,864	-
Units redeemed	(57,733)	(11,420)	(26,383)	(5,723)	(27,080)	(3,247)
Units outstanding at December 31, 2020	501,553	72,038	238,136	27,000	-	-

	Templeton		Templeton		Goldman Sachs VIT
	Foreign VIP		Global Bond		Core Fixed
	Fund		VIP		Income
	Class I,		Class 1,		Service Shares,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	13,701	662	48,715	10,689	7,600	19,729
Units issued	4,777	241	63,496	10,493	18,939	4,433
Units redeemed	(1,749)	(370)	(3,887)	(5,631)	(893)	(3,526)
Units outstanding at December 31, 2019	16,729	533	108,324	15,551	25,646	20,636
Units issued	6,752	44	24,564	4,448	11,313	2,651
Units redeemed	(8,180)	-	(18,121)	(2,957)	(4,735)	(979)
Units outstanding at December 31, 2020	15,301	577	114,767	17,042	32,224	22,308

			Lazard Retirement		MFS®
	Goldman Sachs VIT		Emerging Markets		Blended Research®
	Government		Equity Portfolio		Small Cap Equity
	Money Market,		Investor Shares,		Portfolio,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	-	-	152,493	31,095	27,428	3,660
Units issued	9,586	-	57,213	4,495	40,590	4,247
Units redeemed	-	-	(18,238)	(3,726)	(2,910)	(1,390)
Units outstanding at December 31, 2019	9,586	-	191,468	31,864	65,108	6,517
Units issued	848,438	-	58,730	6,247	34,888	2,770
Units redeemed	(681,977)	-	(33,287)	(10,478)	(12,350)	(579)
Units outstanding at December 31, 2020	176,047	-	216,911	27,633	87,646	8,708

	MFS® VIT		MFS® VIT		MFS®
	Total Return		Utilities Series		VIT
	Bond Fund		Fund		Value
	Initial Shares,		Initial Shares,		Series,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	276,043	86,242	90,578	7,549	75,921	3,636
Units issued	137,656	16,592	67,510	3,290	39,978	4,372
Units redeemed	(33,714)	(12,092)	(12,851)	(1,605)	(7,979)	(1,239)
Units outstanding at December 31, 2019	379,985	90,742	145,237	9,234	107,920	6,769
Units issued	107,466	22,466	56,328	4,420	39,195	1,854
Units redeemed	(54,099)	(20,947)	(23,231)	(814)	(15,826)	(325)
Units outstanding at December 31, 2020	433,352	92,261	178,334	12,840	131,289	8,298

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Morgan Stanley
	Variable Insurance		Morgan Stanley		TOPS®
	Fund, Inc. Global		Variable Insurance		Aggressive Growth
	Portfolio Class I,		Portfolio Class I,		Class 1,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	93,127	23,127	12,884	2,205	83,620	44,328
Units issued	37,387	2,883	83,183	6,067	34,038	3,460
Units redeemed	(16,750)	(5,911)	(3,741)	(407)	(8,472)	(2,193)
Units outstanding at December 31, 2019	113,764	20,099	92,326	7,865	109,186	45,595
Units issued	45,004	3,845	62,258	50,014	65,196	737
Units redeemed	(17,102)	(7,688)	(52,762)	(17,803)	(24,925)	(2,368)
Units outstanding at December 31, 2020	141,666	16,256	101,822	40,076	149,457	43,964

			TOPS®		TOPS®
	TOPS®		Conservative ETF		Growth ETF
	Balanced ETF		Portfolio		Portfolio
	Class 1,		Class 1,		Class 1,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	340,743	109,279	240,747	496,331	155,636	15,298
Units issued	126,001	44,243	108,393	144,168	48,683	3,707
Units redeemed	(74,657)	(8,695)	(36,132)	(104,456)	(9,805)	(4,780)
Units outstanding at December 31, 2019	392,087	144,827	313,008	536,043	194,514	14,225
Units issued	132,503	21,783	90,860	121,725	79,899	2,244
Units redeemed	(79,708)	(10,809)	(65,488)	(55,033)	(16,605)	(4,568)
Units outstanding at December 31, 2020	444,882	155,801	338,380	602,735	257,808	11,901

	TOPS®		PIMCO VIT		PIMCO VIT
	Moderate Growth		Commodity/		All Asset
	ETF Portfolio		RealReturn®		Portfolio
	Class 1,		Strategy Portfolio,		Institutional Class,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	343,288	145,551	25,916	12,559	183,141	45,828
Units issued	119,889	22,340	26,526	7,276	52,437	9,240
Units redeemed	(48,373)	(28,759)	(3,452)	(2,781)	(15,958)	(8,554)
Units outstanding at December 31, 2019	414,804	139,132	48,990	17,054	219,620	46,514
Units issued	59,403	14,009	12,247	5,736	44,370	7,504
Units redeemed	(61,331)	(20,858)	(5,718)	(1,466)	(27,687)	(15,559)
Units outstanding at December 31, 2020	412,876	132,283	55,519	21,324	236,303	38,459

	PIMCO VIT		Putnam VT		T. Rowe Price
	Real Return		High		Blue Chip
	Fund		Yield		Growth
	Institutional Class,		Fund,		Fund,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	32,044	28,367	135,516	33,391	287,178	142,848
Units issued	50,268	10,395	61,959	5,596	221,072	72,311
Units redeemed	(13,094)	(11,923)	(12,940)	(4,170)	(48,935)	(17,436)
Units outstanding at December 31, 2019	69,218	26,839	184,535	34,817	459,315	197,723
Units issued	24,301	6,386	51,047	7,252	174,482	43,586
Units redeemed	(15,210)	(1,261)	(22,328)	(13,393)	(100,895)	(36,126)
Units outstanding at December 31, 2020	78,309	31,964	213,254	28,676	532,902	205,183

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(6)	Changes in Units Outstanding (continued)

	Vanguard		Vanguard		Vanguard
	VIF		VIF		VIF
	Capital Growth		Diversified Value		Equity Index
	Portfolio,		Portfolio,		Portfolio,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	59,438	49,434	84,535	49,400	327,933	265,623
Units issued	42,981	6,100	86,249	1,657	187,760	79,113
Units redeemed	(9,334)	(5,986)	(20,872)	(14,961)	(74,002)	(25,959)
Units outstanding at December 31, 2019	93,085	49,548	149,912	36,096	441,691	318,777
Units issued	53,301	8,660	52,315	2,622	122,361	47,701
Units redeemed	(15,909)	(3,784)	(26,994)	(4,727)	(70,226)	(36,748)
Units outstanding at December 31, 2020	130,477	54,424	175,233	33,991	493,826	329,730

	Vanguard		Vanguard		Vanguard
	VIF		VIF		VIF
	High Yield Bond		International		Mid-Cap Index
	Portfolio,		Portfolio,		Portfolio,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	84,768	45,474	220,608	80,774	303,972	87,878
Units issued	48,820	3,951	96,590	9,805	152,783	9,974
Units redeemed	(5,525)	(10,920)	(22,371)	(9,670)	(37,544)	(11,482)
Units outstanding at December 31, 2019	128,063	38,505	294,827	80,909	419,211	86,370
Units issued	67,786	13,542	61,359	10,831	122,600	7,162
Units redeemed	(19,937)	(3,205)	(81,666)	(26,063)	(70,790)	(17,109)
Units outstanding at December 31, 2020	175,912	48,842	274,520	65,677	471,021	76,423

	Vanguard		Vanguard		Vanguard
	VIF		VIF		VIF
	Money Market		Real Estate Index		Small Company
	Portfolio,		Portfolio,		Growth Portfolio,
	Subaccount		Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	58,672	18,793	216,494	134,866	122,895	41,634
Units issued	180,484	52,071	116,971	11,177	69,807	7,467
Units redeemed	(62,248)	(7,742)	(34,845)	(27,112)	(20,068)	(5,491)
Units outstanding at December 31, 2019	176,908	63,122	298,620	118,931	172,634	43,610
Units issued	699,337	114,262	128,977	35,412	42,430	3,256
Units redeemed	(183,284)	(22,465)	(37,796)	(23,364)	(32,847)	(3,049)
Units outstanding at December 31, 2020	692,961	154,919	389,801	130,979	182,217	43,817

	Vanguard		Vanguard
	VIF		VIF
	Total Bond Market		Total Stock Market
	Index Portfolio,		Index Portfolio,
	Subaccount		Subaccount
	B-Shares	C-Shares	B-Shares	C-Shares
Units outstanding at December 31, 2018	613,570	220,774	341,507	170,552
Units issued	411,712	55,916	242,997	43,734
Units redeemed	(61,237)	(34,213)	(45,816)	(22,760)
Units outstanding at December 31, 2019	964,045	242,477	538,688	191,526
Units issued	373,254	138,542	192,585	82,201
Units redeemed	(158,087)	(55,547)	(66,873)	(24,583)
Units outstanding at December 31, 2020	1,179,212	325,472	664,400	249,144

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2020 and for the three preceeding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire four-year period.

	Invesco V.I. Global Real Estate Fund Series I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.60	$11.51	$9.64	$9.58	$10.43	$10.39	$9.36	$9.35	$10.08	$10.15
Unit value - End of period	$10.09	$9.98	$11.60	$11.51	$9.64	$9.58	$10.43	$10.39	$9.36	$9.35
Net assets at end of period (000's)	$1,116	$155	$1,034	$178	$706	$152	$469	$129	$134	$35
Units outstanding at end of period (000's)	111	16	88	15	73	16	45	12	14	4
Total return (1)	-13.06%	-13.28%	20.38%	20.08%	-7.56%	-7.79%	11.41%	11.17%	-7.14%	-7.88%
Investment income ratio (2)	5.35%	4.86%	4.75%	4.55%	9.76%	7.56%	3.91%	3.82%	1.01%	1.82%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Invesco V.I. Small Cap Equity Fund Series I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares (b)	B-Shares	C-Shares (b)	B-Shares	C-Shares (b)	B-Shares	C-Shares	B-Shares (a)	C-Shares (b)
Unit value - Beginning of period	$12.59	$12.49	$10.10	$10.04	$12.08	$12.26	$10.75	$0.00	$10.32	$0.00
Unit value - End of period	$15.79	$15.62	$12.59	$12.49	$10.10	$10.04	$12.08	$0.00	$10.75	$0.00
Net assets at end of period (000's)	$573	$29	$359	$20	$125	$11	$55	$0	$2	$0
Units outstanding at end of period (000's)	36	2	28	2	12	1	5	-	0	-
Total return (1)	25.41%	25.10%	24.65%	24.34%	-16.35%	-18.09%	12.37%	0.00%	4.17%	0.00%
Investment income ratio (2)	0.41%	0.44%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	0.00%	1.50%	0.00%

	Invesco Oppenheimer V.I. International Growth Fund Non-Service Shares, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$12.37	$12.36	$9.81	$9.79	$12.35	$12.38	$9.93	$9.95	$10.10	$10.46
Unit value - End of period	$14.87	$14.76	$12.37	$12.36	$9.81	$9.79	$12.35	$12.38	$9.93	$9.95
Net assets at end of period (000's)	$317	$11	$233	$20	$93	$18	$35	$3	$1	$0
Units outstanding at end of period (000's)	21	1	19	2	9	2	3	-	0	0
Total return (1)	20.17%	19.42%	26.18%	26.25%	-20.60%	-20.94%	24.42%	24.40%	-1.68%	-4.88%
Investment income ratio (2)	0.99%	0.68%	1.10%	1.09%	3.78%	11.48%	1.35%	1.57%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	American Funds IS Bond Fund Series I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.48	$10.39	$9.69	$9.63	$9.88	$9.84	$9.66	$9.64	$9.91	$9.97
Unit value - End of period	$11.34	$11.22	$10.48	$10.39	$9.69	$9.63	$9.88	$9.84	$9.66	$9.64
Net assets at end of period (000's)	$1,575	$485	$637	$274	$213	$231	$114	$163	$11	$49
Units outstanding at end of period (000's)	139	43	61	26	22	24	12	17	1	5
Total return (1)	8.21%	7.94%	8.17%	7.90%	-1.93%	-2.18%	2.34%	2.08%	-2.52%	-3.31%
Investment income ratio (2)	3.43%	2.69%	3.86%	2.84%	14.10%	5.69%	4.82%	2.94%	3.20%	1.70%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	American Funds IS Growth Fund Series I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$16.97	$16.82	$13.18	$13.09	$13.38	$13.33	$10.56	$10.54	$10.22	$10.15
Unit value - End of period	$25.56	$25.27	$16.97	$16.82	$13.18	$13.09	$13.38	$13.33	$10.56	$10.54
Net assets at end of period (000's)	$9,382	$1,756	$5,867	$1,043	$2,602	$705	$785	$462	$147	$155
Units outstanding at end of period (000's)	367	69	345	62	197	54	59	35	14	15
Total return (1)	50.59%	50.21%	28.81%	28.49%	-1.51%	-1.76%	26.69%	26.45%	3.33%	3.84%
Investment income ratio (2)	0.57%	0.58%	1.15%	1.09%	4.06%	1.60%	1.10%	0.92%	1.71%	2.17%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	American Funds IS High-Income Bond Fund Series I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares (c)	B-Shares	C-Shares	B-Shares (a)	C-Shares (c)
Unit value - Beginning of period	$11.93	$11.83	$10.74	$10.67	$11.14	$11.10	$10.54	$10.92	$10.24	$0.00
Unit value - End of period	$12.72	$12.58	$11.93	$11.83	$10.74	$10.67	$11.14	$11.10	$10.54	$0.00
Net assets at end of period (000's)	$1,240	$159	$839	$155	$429	$126	$230	$51	$28	$0
Units outstanding at end of period (000's)	97	13	70	13	40	12	21	5	3	-
Total return (1)	6.59%	6.32%	11.17%	10.90%	-3.61%	-3.85%	5.67%	1.62%	2.93%	0.00%
Investment income ratio (2)	9.64%	8.63%	7.76%	6.69%	26.28%	69.93%	13.08%	29.42%	4.90%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	0.00%

	American Funds IS International Fund Series I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.92	$13.80	$11.49	$11.42	$13.40	$13.35	$10.27	$10.25	$10.39	$10.20
Unit value - End of period	$15.70	$15.52	$13.92	$13.80	$11.49	$11.42	$13.40	$13.35	$10.27	$10.25
Net assets at end of period (000's)	$1,456	$224	$1,084	$186	$719	$149	$382	$93	$19	$5
Units outstanding at end of period (000's)	93	14	78	13	63	13	29	7	2	-
Total return (1)	12.78%	12.50%	21.15%	20.85%	-14.25%	-14.46%	30.44%	30.21%	-1.15%	0.49%
Investment income ratio (2)	0.98%	0.95%	1.85%	1.62%	9.72%	6.64%	2.73%	2.39%	1.05%	1.44%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	American Funds IS Asset Allocation Fund Series I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.32	$13.22	$11.14	$11.07	$11.82	$11.77	$10.30	$10.28	$10.00	$10.05
Unit value - End of period	$14.80	$14.64	$13.32	$13.22	$11.14	$11.07	$11.82	$11.77	$10.30	$10.28
Net assets at end of period (000's)	$10,249	$3,001	$7,515	$1,953	$3,776	$1,333	$1,935	$433	$144	$170
Units outstanding at end of period (000's)	692	205	564	148	339	121	164	37	14	17
Total return (1)	11.12%	10.75%	19.64%	19.40%	-5.78%	-5.98%	14.78%	14.49%	3.00%	2.29%
Investment income ratio (2)	2.03%	2.13%	2.53%	2.29%	6.55%	8.40%	2.78%	2.15%	2.68%	3.30%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	BlackRock Global Allocation V.I. Fund Class I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$12.15	$12.04	$10.47	$10.41	$11.47	$11.43	$10.23	$10.22	$10.12	$10.26
Unit value - End of period	$14.51	$14.35	$12.15	$12.04	$10.47	$10.41	$11.47	$11.43	$10.23	$10.22
Net assets at end of period (000's)	$979	$915	$825	$528	$510	$203	$270	$154	$57	$7
Units outstanding at end of period (000's)	67	64	68	44	49	20	24	13	6	1
Total return (1)	19.48%	19.18%	15.97%	15.68%	-8.72%	-8.95%	12.17%	11.89%	1.09%	-0.39%
Investment income ratio (2)	1.32%	1.52%	1.49%	2.10%	3.91%	1.75%	2.30%	1.63%	2.19%	1.62%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Columbia VP Emerging Markets Bond Fund Class 1, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.93	$10.83	$9.86	$9.80	$10.77	$10.73	$9.77	$9.76	$10.00	$9.99
Unit value - End of period	$11.55	$11.42	$10.93	$10.83	$9.86	$9.80	$10.77	$10.73	$9.77	$9.76
Net assets at end of period (000's)	$1,927	$292	$1,680	$333	$1,192	$298	$707	$259	$219	$69
Units outstanding at end of period (000's)	167	26	154	31	121	30	66	24	22	7
Total return (1)	5.71%	5.44%	10.80%	10.53%	-8.43%	-8.67%	10.24%	9.94%	-2.30%	-2.30%
Investment income ratio (2)	3.56%	3.44%	5.12%	5.10%	10.48%	8.44%	4.82%	4.81%	2.26%	1.61%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	DFA VA International Small Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares (c)	B-Shares	C-Shares	B-Shares (a)	C-Shares (c)
Unit value - Beginning of period	$12.92	$12.87	$10.62	$10.53	$13.44	$13.34	$10.50	$12.05	$10.59	$0.00
Unit value - End of period	$13.98	$13.82	$12.92	$12.87	$10.62	$10.53	$13.44	$13.34	$10.50	$0.00
Net assets at end of period (000's)	$494	$10	$458	$5	$297	$2	$192	$1	$48	$0
Units outstanding at end of period (000's)	35	1	35	0	28	0	14	-	5	-
Total return (1)	8.21%	7.40%	21.57%	22.22%	-20.96%	-21.03%	28.03%	10.73%	-0.85%	0.00%
Investment income ratio (2)	2.12%	3.28%	2.86%	3.56%	5.91%	8.33%	4.36%	4.19%	2.66%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	0.00%

	DFA VA International Value Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$12.98	$12.87	$11.42	$11.35	$13.98	$13.93	$11.28	$11.27	$10.31	$10.28
Unit value - End of period	$12.61	$12.47	$12.98	$12.87	$11.42	$11.35	$13.98	$13.93	$11.28	$11.27
Net assets at end of period (000's)	$4,662	$669	$3,711	$687	$2,246	$555	$1,555	$580	$391	$168
Units outstanding at end of period (000's)	370	54	285	53	197	49	111	42	35	15
Total return (1)	-2.84%	-3.08%	13.67%	13.39%	-18.30%	-18.51%	23.95%	23.63%	9.41%	9.63%
Investment income ratio (2)	2.81%	2.60%	4.15%	3.66%	7.65%	4.45%	4.42%	3.99%	5.56%	7.20%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	DFA VA U.S. Large Value Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.98	$13.85	$11.32	$11.25	$13.08	$13.03	$11.15	$11.13	$10.21	$10.19
Unit value - End of period	$13.63	$13.47	$13.98	$13.85	$11.32	$11.25	$13.08	$13.03	$11.15	$11.13
Net assets at end of period (000's)	$6,835	$971	$6,208	$896	$3,476	$737	$2,563	$745	$780	$218
Units outstanding at end of period (000's)	502	72	443	64	307	65	196	57	70	20
Total return (1)	-2.50%	-2.74%	23.47%	23.16%	-13.46%	-13.67%	17.31%	17.02%	9.21%	9.22%
Investment income ratio (2)	2.42%	2.53%	2.55%	2.19%	5.63%	3.56%	2.79%	2.48%	2.99%	3.83%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	DFA VA U.S. Targeted Value Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$12.82	$12.71	$10.65	$10.59	$12.85	$12.81	$11.88	$11.87	$10.19	$10.21
Unit value - End of period	$13.17	$13.03	$12.82	$12.71	$10.65	$10.59	$12.85	$12.81	$11.88	$11.87
Net assets at end of period (000's)	$3,137	$352	$2,334	$338	$981	$225	$635	$251	$178	$107
Units outstanding at end of period (000's)	238	27	181	26	92	21	49	20	15	9
Total return (1)	2.77%	2.51%	20.34%	20.04%	-17.11%	-17.36%	8.19%	7.89%	16.58%	16.26%
Investment income ratio (2)	2.12%	1.95%	2.02%	1.69%	3.10%	1.43%	1.63%	1.36%	1.78%	2.04%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	BNY Mellon Variable Investment Fund, Quality Bond Portfolio, Subaccount (e)
	2020		2019		2018		2017		2016
	B-Shares (e)	C-Shares (e)	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.11	$10.02	$9.49	$9.42	$9.88	$9.84	$9.60	$9.58	$9.89	$9.95
Unit value - End of period	$10.29	$10.19	$10.11	$10.02	$9.49	$9.42	$9.88	$9.84	$9.60	$9.58
Net assets at end of period (000's)	$0	$0	$184	$32	$64	$33	$70	$32	$21	$27
Units outstanding at end of period (000's)	-	-	18	3	7	3	7	3	2	3
Total return (1)	1.74%	1.70%	6.63%	6.36%	-3.99%	-4.22%	2.96%	2.69%	-2.93%	-3.72%
Investment income ratio (2)	0.54%	0.74%	1.76%	1.89%	5.01%	2.87%	2.04%	2.08%	0.42%	0.66%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

			Templeton Foreign VIP Fund Class I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.53	$11.45	$10.38	$10.33	$12.44	$12.40	$10.79	$10.78	$10.24	$10.16
Unit value - End of period	$11.27	$11.15	$11.53	$11.45	$10.38	$10.33	$12.44	$12.40	$10.79	$10.78
Net assets at end of period (000's)	$172	$6	$193	$6	$142	$7	$70	$7	$10	$5
Units outstanding at end of period (000's)	15	1	17	1	14	1	6	1	1	1
Total return (1)	-2.33%	-2.63%	11.08%	10.81%	-16.53%	-16.72%	15.28%	15.05%	5.37%	6.10%
Investment income ratio (2)	3.82%	3.45%	1.97%	1.91%	13.82%	3.38%	2.54%	2.75%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Templeton Global Bond VIP Class 1, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.62	$10.52	$10.59	$10.52	$10.52	$10.48	$10.45	$10.44	$9.93	$10.13
Unit value - End of period	$9.97	$9.86	$10.62	$10.52	$10.59	$10.52	$10.52	$10.48	$10.45	$10.44
Net assets at end of period (000's)	$1,145	$168	$1,155	$164	$516	$112	$354	$83	$53	$27
Units outstanding at end of period (000's)	115	17	108	16	49	11	34	8	5	3
Total return (1)	-6.04%	-6.28%	0.26%	0.01%	0.66%	0.42%	0.64%	0.39%	5.24%	3.06%
Investment income ratio (2)	8.62%	7.92%	6.62%	6.42%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Goldman Sachs VIT Core Fixed Income Service Shares, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.42	$10.33	$9.66	$9.60	$9.86	$9.83	$9.68	$9.67	$10.00	$9.91
Unit value - End of period	$11.23	$11.11	$10.42	$10.33	$9.66	$9.60	$9.86	$9.83	$9.68	$9.67
Net assets at end of period (000's)	$362	$248	$267	$213	$73	$189	$64	$141	$47	$15
Units outstanding at end of period (000's)	32	22	26	21	8	20	6	14	5	2
Total return (1)	7.83%	7.56%	7.85%	7.58%	-2.05%	-2.35%	1.88%	1.62%	-3.20%	-2.42%
Investment income ratio (2)	2.25%	2.28%	2.92%	2.81%	3.92%	6.40%	2.79%	2.89%	0.21%	0.58%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Goldman Sachs VIT Government Money Market, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares (d)	C-Shares^	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares
Unit value - Beginning of period	$10.06	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Unit value - End of period	$9.95	$0.00	$10.06	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Net assets at end of period (000's)	$1,752	$0	$96	$0	$0	$0	$0	$0	$0	$0
Units outstanding at end of period (000's)	176	-	10	-	-	-	-	-	-	-
Total return (1)	-1.07%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Investment income ratio (2)	0.18%	0.00%	1.77%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	1.50%	0.00%	1.50%	0.00%	1.50%	0.00%	0.00%	0.00%	0.00%	0.00%

	Lazard Retirement Emerging Markets Equity Portfolio Investor Shares, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$12.31	$12.20	$10.58	$10.51	$13.15	$13.10	$10.41	$10.40	$10.27	$10.22
Unit value - End of period	$12.02	$11.89	$12.31	$12.20	$10.58	$10.51	$13.15	$13.10	$10.41	$10.40
Net assets at end of period (000's)	$2,608	$328	$2,361	$389	$1,613	$327	$1,049	$311	$201	$81
Units outstanding at end of period (000's)	217	28	191	32	152	31	80	24	19	8
Total return (1)	-2.34%	-2.59%	16.39%	16.08%	-19.56%	-19.76%	26.24%	25.92%	1.36%	1.76%
Investment income ratio (2)	2.92%	2.69%	0.93%	0.91%	6.79%	4.04%	3.23%	2.90%	2.35%	2.40%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	MFS® Blended Research® Small Cap Equity Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares (c)	B-Shares	C-Shares	B-Shares (a)	C-Shares (c)
Unit value - Beginning of period	$14.59	$14.46	$11.72	$11.65	$12.54	$12.49	$11.07	$11.43	$10.18	$0.00
Unit value - End of period	$14.74	$14.57	$14.59	$14.46	$11.72	$11.65	$12.54	$12.49	$11.07	$0.00
Net assets at end of period (000's)	$1,292	$127	$953	$95	$321	$43	$226	$20	$3	$0
Units outstanding at end of period (000's)	88	9	65	7	27	4	18	2	0	-
Total return (1)	1.05%	0.80%	24.47%	24.16%	-6.55%	-6.76%	13.26%	9.28%	8.74%	0.00%
Investment income ratio (2)	0.88%	0.97%	0.90%	0.94%	3.77%	7.07%	1.24%	0.87%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	0.00%

	MFS® VIT Total Return Bond Fund Initial Shares, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.60	$10.51	$9.75	$9.69	$10.01	$9.97	$9.72	$9.71	$9.96	$9.97
Unit value - End of period	$11.31	$11.18	$10.60	$10.51	$9.75	$9.69	$10.01	$9.97	$9.72	$9.71
Net assets at end of period (000's)	$4,901	$1,032	$4,022	$952	$2,691	$835	$1,524	$701	$553	$216
Units outstanding at end of period (000's)	433	92	380	91	276	86	152	70	57	22
Total return (1)	6.69%	6.42%	8.73%	8.46%	-2.61%	-2.84%	2.92%	2.65%	-2.41%	-2.61%
Investment income ratio (2)	3.48%	3.38%	3.47%	3.44%	8.09%	6.87%	3.67%	3.69%	0.83%	1.67%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	MFS® VIT Utilities Series Fund Initial Shares, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.19	$13.07	$10.74	$10.68	$10.79	$10.75	$9.54	$9.53	$9.89	$9.90
Unit value - End of period	$13.81	$13.65	$13.19	$13.07	$10.74	$10.68	$10.79	$10.75	$9.54	$9.53
Net assets at end of period (000's)	$2,462	$175	$1,922	$121	$973	$81	$584	$38	$143	$24
Units outstanding at end of period (000's)	178	13	145	9	91	8	54	4	15	2
Total return (1)	4.70%	4.44%	22.76%	22.45%	-0.45%	-0.69%	13.13%	12.84%	-3.54%	-3.74%
Investment income ratio (2)	2.67%	2.49%	4.49%	4.47%	2.76%	1.84%	4.92%	4.28%	0.10%	1.89%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	MFS® VIT Value Series, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.68	$13.56	$10.72	$10.65	$12.10	$12.06	$10.44	$10.43	$9.90	$10.14
Unit value - End of period	$13.97	$13.82	$13.68	$13.56	$10.72	$10.65	$12.10	$12.06	$10.44	$10.43
Net assets at end of period (000's)	$1,834	$115	$1,479	$92	$814	$39	$410	$26	$55	$9
Units outstanding at end of period (000's)	131	8	108	7	76	4	34	2	5	1
Total return (1)	2.17%	1.91%	27.57%	27.25%	-11.41%	-11.66%	15.91%	15.62%	5.45%	2.86%
Investment income ratio (2)	1.59%	1.66%	2.38%	2.97%	7.14%	5.63%	2.71%	1.73%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Morgan Stanley Variable Insurance Fund, Inc. Global Portfolio Class I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$12.40	$12.31	$9.85	$9.80	$10.85	$10.82	$9.75	$9.74	$10.09	$10.01
Unit value - End of period	$12.12	$12.00	$12.40	$12.31	$9.85	$9.80	$10.85	$10.82	$9.75	$9.74
Net assets at end of period (000's)	$1,717	$195	$1,416	$248	$917	$227	$622	$204	$141	$69
Units outstanding at end of period (000's)	142	16	114	20	93	23	57	19	14	7
Total return (1)	-2.27%	-2.52%	25.93%	25.62%	-9.22%	-9.44%	11.31%	11.16%	-3.37%	-2.70%
Investment income ratio (2)	1.65%	1.51%	2.75%	2.73%	7.42%	5.17%	2.21%	2.45%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Morgan Stanley Variable Insurance Portfolio Class I, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares (c)	B-Shares	C-Shares	B-Shares (a)	C-Shares (c)
Unit value - Beginning of period	$19.10	$19.04	$14.78	$14.70	$13.96	$13.93	$9.90	$12.60	$10.49	$0.00
Unit value - End of period	$41.10	$40.65	$19.10	$19.04	$14.78	$14.70	$13.96	$13.93	$9.90	$0.00
Net assets at end of period (000's)	$4,184	$1,629	$1,772	$150	$190	$32	$20	$6	$10	$0
Units outstanding at end of period (000's)	102	40	92	8	13	2	1	-	1	-
Total return (1)	115.14%	113.55%	29.20%	29.50%	5.91%	5.50%	41.02%	10.54%	-5.62%	0.00%
Investment income ratio (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	0.00%

	TOPS® Aggressive Growth Class 1, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.69	$13.57	$11.18	$11.11	$12.56	$12.51	$10.56	$10.55	$10.24	$10.58
Unit value - End of period	$15.28	$15.11	$13.69	$13.57	$11.18	$11.11	$12.56	$12.51	$10.56	$10.55
Net assets at end of period (000's)	$2,283	$664	$1,500	$621	$935	$493	$601	$85	$202	$12
Units outstanding at end of period (000's)	149	44	109	46	84	44	48	7	19	1
Total return (1)	11.60%	11.32%	22.44%	22.14%	-10.99%	-11.18%	18.91%	18.61%	3.13%	-0.28%
Investment income ratio (2)	1.40%	1.39%	1.67%	1.65%	3.05%	15.35%	1.69%	2.45%	0.79%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	TOPS® Balanced ETF Class 1, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.83	$11.73	$10.35	$10.28	$11.10	$11.06	$10.13	$10.12	$10.07	$10.20
Unit value - End of period	$12.68	$12.54	$11.83	$11.73	$10.35	$10.28	$11.10	$11.06	$10.13	$10.12
Net assets at end of period (000's)	$5,641	$1,953	$4,646	$1,701	$3,526	$1,124	$3,095	$830	$1,118	$284
Units outstanding at end of period (000's)	445	156	392	145	341	109	279	75	110	28
Total return (1)	7.16%	6.89%	14.35%	14.07%	-6.79%	-7.03%	9.55%	9.28%	0.60%	-0.78%
Investment income ratio (2)	1.46%	1.51%	1.80%	1.88%	2.18%	2.48%	1.84%	1.63%	0.77%	0.45%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	TOPS® Conservative ETF Portfolio Class 1, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.22	$11.14	$10.19	$10.13	$10.60	$10.58	$10.05	$10.04	$10.03	$10.03
Unit value - End of period	$11.87	$11.75	$11.22	$11.14	$10.19	$10.13	$10.60	$10.58	$10.05	$10.04
Net assets at end of period (000's)	$4,018	$7,084	$3,519	$5,980	$2,452	$5,030	$1,599	$4,071	$1,045	$2,719
Units outstanding at end of period (000's)	338	603	313	536	241	496	151	385	104	271
Total return (1)	5.80%	5.53%	10.18%	9.91%	-3.90%	-4.22%	5.48%	5.32%	0.20%	0.10%
Investment income ratio (2)	1.80%	1.86%	2.09%	2.00%	2.73%	2.15%	0.94%	0.92%	1.10%	1.11%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	TOPS® Growth ETF Portfolio Class 1, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.18	$13.07	$10.97	$10.90	$12.18	$12.13	$10.45	$10.44	$10.19	$10.17
Unit value - End of period	$14.57	$14.41	$13.18	$13.07	$10.97	$10.90	$12.18	$12.13	$10.45	$10.44
Net assets at end of period (000's)	$3,757	$171	$2,571	$186	$1,707	$167	$1,290	$147	$391	$55
Units outstanding at end of period (000's)	258	12	195	14	156	15	106	12	37	5
Total return (1)	10.53%	10.25%	20.23%	19.93%	-9.97%	-10.16%	16.48%	16.19%	2.55%	2.65%
Investment income ratio (2)	1.54%	1.46%	1.78%	1.98%	3.10%	2.56%	1.59%	1.56%	1.16%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	TOPS® Moderate Growth ETF Portfolio Class 1, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$12.50	$12.39	$10.67	$10.61	$11.60	$11.56	$10.30	$10.28	$10.09	$10.16
Unit value - End of period	$13.68	$13.52	$12.50	$12.39	$10.67	$10.61	$11.60	$11.56	$10.30	$10.28
Net assets at end of period (000's)	$5,647	$1,789	$5,196	$1,728	$3,664	$1,544	$2,812	$1,396	$1,075	$84
Units outstanding at end of period (000's)	413	132	415	139	343	146	242	121	104	8
Total return (1)	9.43%	9.15%	17.10%	16.81%	-7.99%	-8.24%	12.68%	12.40%	2.08%	1.18%
Investment income ratio (2)	1.56%	1.60%	1.86%	1.80%	2.62%	2.48%	1.63%	1.87%	0.39%	0.49%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	PIMCO VIT Commodity/ RealReturn® Strategy Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$9.61	$9.53	$8.68	$8.64	$10.25	$10.22	$10.16	$10.16	$9.73	$9.57
Unit value - End of period	$9.54	$9.45	$9.61	$9.53	$8.68	$8.64	$10.25	$10.22	$10.16	$10.16
Net assets at end of period (000's)	$530	$201	$468	$162	$225	$108	$157	$57	$55	$3
Units outstanding at end of period (000's)	56	21	49	17	26	13	15	6	5	0
Total return (1)	-0.64%	-0.89%	10.67%	10.26%	-15.32%	-15.41%	0.88%	0.63%	4.42%	6.17%
Investment income ratio (2)	6.48%	6.36%	4.69%	4.76%	4.85%	25.24%	9.66%	7.70%	0.65%	0.44%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	PIMCO VIT All Asset Portfolio Institutional Class, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.75	$11.65	$10.65	$10.58	$11.40	$11.36	$10.17	$10.16	$10.13	$10.11
Unit value - End of period	$12.51	$12.37	$11.75	$11.65	$10.65	$10.58	$11.40	$11.36	$10.17	$10.16
Net assets at end of period (000's)	$2,955	$476	$2,578	$541	$1,950	$485	$1,098	$400	$287	$93
Units outstanding at end of period (000's)	236	38	220	47	183	46	96	35	28	9
Total return (1)	6.45%	6.19%	10.36%	10.08%	-6.62%	-6.88%	12.08%	11.80%	0.39%	0.49%
Investment income ratio (2)	5.13%	5.09%	3.16%	3.10%	9.53%	6.37%	6.10%	6.01%	3.97%	2.75%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	PIMCO VIT Real Return Fund Institutional Class, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.33	$10.24	$9.65	$9.59	$10.00	$9.96	$9.78	$9.77	$9.97	$9.98
Unit value - End of period	$11.37	$11.25	$10.33	$10.24	$9.65	$9.59	$10.00	$9.96	$9.78	$9.77
Net assets at end of period (000's)	$891	$360	$714	$275	$309	$272	$156	$163	$127	$16
Units outstanding at end of period (000's)	78	32	69	27	32	28	16	16	13	2
Total return (1)	10.14%	9.86%	7.06%	6.79%	-3.53%	-3.74%	2.27%	2.01%	-1.91%	-2.10%
Investment income ratio (2)	1.56%	1.58%	1.88%	1.73%	3.03%	5.42%	2.48%	2.82%	0.92%	0.71%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Putnam VT High Yield Fund, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.82	$11.72	$10.48	$10.41	$11.03	$10.99	$10.44	$10.43	$10.06	$10.08
Unit value - End of period	$12.29	$12.15	$11.82	$11.72	$10.48	$10.41	$11.03	$10.99	$10.44	$10.43
Net assets at end of period (000's)	$2,620	$348	$2,182	$408	$1,420	$348	$853	$294	$269	$66
Units outstanding at end of period (000's)	213	29	185	35	136	33	77	27	26	6
Total return (1)	3.92%	3.66%	12.85%	12.57%	-5.02%	-5.27%	5.63%	5.36%	3.78%	3.47%
Investment income ratio (2)	5.73%	6.52%	5.51%	5.92%	12.24%	10.45%	4.47%	3.66%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	T. Rowe Price Blue Chip Growth Fund, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$17.78	$17.63	$13.91	$13.82	$13.85	$13.80	$10.33	$10.31	$10.27	$10.04
Unit value - End of period	$23.54	$23.27	$17.78	$17.63	$13.91	$13.82	$13.85	$13.80	$10.33	$10.31
Net assets at end of period (000's)	$12,542	$4,775	$8,173	$3,488	$3,993	$1,974	$2,121	$1,121	$212	$334
Units outstanding at end of period (000's)	533	205	459	198	287	143	153	81	21	32
Total return (1)	32.37%	32.04%	27.86%	27.54%	0.40%	0.14%	34.15%	33.81%	0.58%	2.69%
Investment income ratio (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Vanguard VIF Capital Growth Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$16.77	$16.62	$13.49	$13.41	$13.86	$13.81	$10.92	$10.91	$10.39	$10.71
Unit value - End of period	$19.45	$19.24	$16.77	$16.62	$13.49	$13.41	$13.86	$13.81	$10.92	$10.91
Net assets at end of period (000's)	$2,538	$1,047	$1,565	$826	$802	$663	$416	$514	$37	$12
Units outstanding at end of period (000's)	130	54	93	50	59	49	30	37	3	1
Total return (1)	16.03%	15.74%	24.28%	23.98%	-2.67%	-2.92%	26.92%	26.60%	5.10%	1.87%
Investment income ratio (2)	1.32%	1.34%	0.92%	1.07%	1.78%	1.87%	0.54%	0.49%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF Diversified Value Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$13.12	$13.00	$10.62	$10.55	$11.86	$11.82	$10.64	$10.63	$10.25	$10.22
Unit value - End of period	$14.48	$14.31	$13.12	$13.00	$10.62	$10.55	$11.86	$11.82	$10.64	$10.63
Net assets at end of period (000's)	$2,537	$487	$1,971	$470	$897	$521	$532	$368	$93	$18
Units outstanding at end of period (000's)	175	34	150	36	85	49	45	31	9	2
Total return (1)	10.37%	10.10%	23.53%	23.22%	-10.48%	-10.73%	11.48%	11.20%	3.80%	4.01%
Investment income ratio (2)	2.64%	2.74%	2.10%	2.85%	4.63%	4.78%	1.63%	1.09%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF Equity Index Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$15.27	$15.14	$11.84	$11.77	$12.59	$12.54	$10.50	$10.49	$10.15	$10.07
Unit value - End of period	$17.83	$17.63	$15.27	$15.14	$11.84	$11.77	$12.59	$12.54	$10.50	$10.49
Net assets at end of period (000's)	$8,805	$5,814	$6,764	$4,839	$3,882	$3,125	$1,880	$2,397	$380	$535
Units outstanding at end of period (000's)	494	330	442	319	328	266	149	191	36	51
Total return (1)	16.77%	16.48%	28.97%	28.65%	-5.97%	-6.17%	19.85%	19.55%	3.45%	4.17%
Investment income ratio (2)	1.65%	1.67%	1.70%	1.84%	3.35%	2.72%	1.22%	1.19%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF High Yield Bond Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.81	$11.71	$10.35	$10.29	$10.81	$10.76	$10.25	$10.24	$10.04	$10.04
Unit value - End of period	$12.28	$12.14	$11.81	$11.71	$10.35	$10.29	$10.81	$10.76	$10.25	$10.24
Net assets at end of period (000's)	$2,160	$593	$1,511	$450	$878	$468	$531	$398	$176	$68
Units outstanding at end of period (000's)	176	49	128	39	85	45	49	37	17	7
Total return (1)	3.96%	3.70%	14.10%	13.81%	-4.23%	-4.40%	5.42%	5.15%	2.09%	1.99%
Investment income ratio (2)	5.12%	5.15%	4.89%	5.84%	7.91%	8.00%	3.63%	3.48%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Vanguard VIF International Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$15.87	$15.74	$12.30	$12.22	$14.29	$14.23	$10.16	$10.15	$10.19	$10.14
Unit value - End of period	$24.67	$24.40	$15.87	$15.74	$12.30	$12.22	$14.29	$14.23	$10.16	$10.15
Net assets at end of period (000's)	$6,774	$1,603	$4,686	$1,275	$2,713	$987	$1,938	$1,085	$432	$213
Units outstanding at end of period (000's)	275	66	295	81	221	81	136	76	42	21
Total return (1)	55.44%	55.05%	29.09%	28.77%	-13.95%	-14.12%	40.56%	40.21%	-0.29%	0.10%
Investment income ratio (2)	1.24%	1.29%	1.28%	1.39%	1.47%	1.38%	0.74%	0.72%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF Mid-Cap Index Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$14.04	$13.92	$10.94	$10.88	$12.25	$12.21	$10.44	$10.43	$10.25	$10.17
Unit value - End of period	$16.41	$16.23	$14.04	$13.92	$10.94	$10.88	$12.25	$12.21	$10.44	$10.43
Net assets at end of period (000's)	$7,729	$1,240	$5,914	$1,208	$3,326	$956	$2,277	$876	$640	$103
Units outstanding at end of period (000's)	471	76	419	86	304	88	186	72	61	10
Total return (1)	16.84%	16.55%	28.34%	28.02%	-10.67%	-10.93%	17.31%	17.02%	1.85%	2.56%
Investment income ratio (2)	1.46%	1.56%	1.30%	1.48%	2.24%	2.32%	0.87%	0.56%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF Money Market Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.03	$9.94	$9.95	$9.89	$9.91	$9.87	$9.96	$9.94	$9.98	$9.97
Unit value - End of period	$9.93	$9.82	$10.03	$9.94	$9.95	$9.89	$9.91	$9.87	$9.96	$9.94
Net assets at end of period (000's)	$6,880	$1,521	$1,774	$627	$584	$186	$169	$129	$131	$176
Units outstanding at end of period (000's)	693	155	177	63	59	19	17	13	13	18
Total return (1)	-0.98%	-1.23%	0.74%	0.49%	0.43%	0.19%	-0.49%	-0.74%	-0.20%	-0.30%
Investment income ratio (2)	0.29%	0.35%	2.16%	2.17%	6.48%	2.07%	1.01%	0.95%	0.19%	0.17%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF Real Estate Index Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$11.28	$11.19	$8.96	$8.90	$9.61	$9.57	$9.31	$9.30	$9.96	$9.96
Unit value - End of period	$10.65	$10.53	$11.28	$11.19	$8.96	$8.90	$9.61	$9.57	$9.31	$9.30
Net assets at end of period (000's)	$4,152	$1,380	$3,394	$1,340	$1,939	$1,201	$1,428	$1,219	$417	$533
Units outstanding at end of period (000's)	390	131	299	119	216	135	149	127	45	57
Total return (1)	-5.59%	-5.83%	25.97%	25.66%	-6.79%	-6.98%	3.22%	2.96%	-6.53%	-6.63%
Investment income ratio (2)	2.43%	2.65%	2.36%	2.71%	5.27%	4.03%	1.77%	1.94%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Vanguard VIF Small Company Growth Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$15.20	$15.08	$12.08	$12.01	$13.22	$13.18	$10.87	$10.86	$10.17	$10.40
Unit value - End of period	$18.50	$18.29	$15.20	$15.08	$12.08	$12.01	$13.22	$13.18	$10.87	$10.86
Net assets at end of period (000's)	$3,370	$802	$2,631	$659	$1,484	$500	$1,048	$437	$259	$27
Units outstanding at end of period (000's)	182	44	173	44	123	42	79	33	24	2
Total return (1)	21.66%	21.35%	25.88%	25.57%	-8.64%	-8.91%	21.63%	21.33%	6.88%	4.42%
Investment income ratio (2)	0.64%	0.65%	0.42%	0.47%	0.75%	0.87%	0.35%	0.17%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF Total Bond Market Index Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$10.31	$10.22	$9.62	$9.56	$9.77	$9.74	$9.59	$9.58	$9.96	$9.96
Unit value - End of period	$10.91	$10.79	$10.31	$10.22	$9.62	$9.56	$9.77	$9.74	$9.59	$9.58
Net assets at end of period (000's)	$12,864	$3,511	$9,924	$2,474	$5,900	$2,110	$3,498	$1,561	$1,096	$540
Units outstanding at end of period (000's)	1,179	325	964	242	614	221	358	160	114	56
Total return (1)	5.80%	5.53%	7.24%	6.97%	-1.58%	-1.89%	1.94%	1.69%	-3.71%	-3.82%
Investment income ratio (2)	2.34%	2.29%	2.25%	2.50%	4.29%	3.51%	1.66%	1.81%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

	Vanguard VIF Total Stock Market Index Portfolio, Subaccount
	2020		2019		2018		2017		2016
	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares	C-Shares	B-Shares (a)	C-Shares (a)
Unit value - Beginning of period	$15.10	$14.97	$11.76	$11.69	$12.61	$12.56	$10.58	$10.57	$10.12	$10.11
Unit value - End of period	$17.99	$17.79	$15.10	$14.97	$11.76	$11.69	$12.61	$12.56	$10.58	$10.57
Net assets at end of period (000's)	$0	$0	$8,158	$2,876	$4,015	$1,993	$2,433	$1,710	$564	$434
Units outstanding at end of period (000's)	664	249	539	192	342	171	193	136	53	41
Total return (1)	19.11%	18.81%	28.42%	28.10%	-6.76%	-6.96%	19.17%	18.88%	4.55%	4.55%
Investment income ratio (2)	1.49%	1.50%	1.31%	1.47%	3.57%	2.55%	1.25%	1.55%	0.00%	0.00%
Expense ratio (3)	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%	1.50%	1.75%

MEMBERS Horizon Variable Separate Account

Notes to Financial Statements

(7) Financial Highlights (continued)

^	This subaccount is not available for this product share type.

(1)	The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2)	The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3)	The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting of mortality and expense risk charges, as defined in the Account Charges note. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(a)	The subaccount commenced operations effective July 11, 2016. The beginning unit value reported for 2016 is equal to the unit value at the date of first investment.

(b)	There were no investments for the years ended December 31, 2017 and 2016. The date of first investment occurred in 2018, and the beginning unit value reported in 2018 is equal to the unit value on this date.

(c)	There were no investments as of December 31, 2016. The date of first investment ocurred in 2017, and the beginning unit value reported in 2017 is equal to the unit value on this date.

(d)	The subaccount commenced operations effective December 3, 2018. The beginning unit value is equal to the unit value at the date of first investment. There were no investments in the subaccount since the date of commencement on December 3, 2018 through December 31, 2018.

(e)	The subaccount liquidated on April 30, 2020.

(8) Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

MEMBERS Life Insurance Company

Statutory Basis Financial Statements

as of December 31, 2020 and 2019

and for each of the Three Years Ended

December 31, 2020, 2019 and 2018,

Supplemental Schedules as of and for the

the Year Ended December 31, 2020

and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Audit Committee and Stockholder of
MEMBERS Life Insurance Company
Waverly, Iowa

We have audited the accompanying statutory basis financial statements of MEMBERS Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the statutory basis financial statements.

Management’s Responsibility for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by MEMBERS Life Insurance Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the statutory basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of MEMBERS Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of MEMBERS Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the statutory basis financial statements.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Report on Supplemental Schedules

Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental investment risks interrogatories, and the supplemental reinsurance contract interrogatories as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 statutory basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 4, 2021

MEMBERS Life Insurance Company Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2020 and 2019 ($ in 000s)

Admitted Assets	2020	2019
Cash and invested assets
Bonds and notes	$30,309	$34,412
Cash and cash equivalents	26,410	29,037
Total cash and invested assets	56,719	63,449
Accrued investment income	257	358
Federal income taxes recoverable from affiliate	3,278	3,493
Net deferred tax asset	255	670
Amounts due from reinsurers	12,718	6,827
Receivables from affiliates	223	8
Other assets	11	13
Separate account assets	230,314	169,654
Total admitted assets	$303,775	$244,472

Liabilities and Capital and Surplus
Liabilities
Reinsurance payable	$7,397	$14,933
Amount held for others	27	8
Payable to affiliates	18,329	8,626
Commissions, expenses, taxes, licenses, and fees accrued	499	763
Asset valuation reserve	-	40
Other liabilities	15,925	17,608
Transfers to (from) separate accounts	(9,416)	(7,149)
Separate account liabilities	230,314	169,654
Total liabilities	263,075	204,483
Capital and surplus
Capital

Common stock, $5 par value, 1,000 shares issued and outstanding	5,000	5,000
Paid-in capital	31,153	31,153
Unassigned surplus	4,547	3,836
Total capital and surplus	40,700	39,989
Total liabilities and capital and surplus	$303,775	$244,472

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Statutory Basis Statements of Operations Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Income
Net investment income	$1,017	$1,626	$758
Reinsurance commissions	103,297	85,813	71,157
Commission and fee income	-	38	18
Other income	31,596	39,864	40,425
Total income	135,910	127,341	112,358
Benefits and expenses
General insurance expenses	45,029	37,669	30,755
Insurance taxes, licenses, fees, and commissions	58,279	48,143	40,402
Net transfers to separate accounts	31,908	40,318	40,705
Total benefits and expenses	135,216	126,130	111,862
Income before federal income tax expense (benefit)
and net realized capital (losses)	694	1,211	496
Federal income tax expense (benefit)	256	(59)	(74)
Income before net realized capital (losses)	438	1,270	570
Net realized capital (losses), excluding gains transferred
to IMR, net of tax expense (2020 - $100; 2019 - $23;
2018 - $154) excluding taxes transferred to IMR
(2020 - $0; 2019 - ($4); 2018 - ($3))	(241)	(20)	(151)
Net income	$197	$1,250	$419

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Capital and surplus at beginning of year	$39,989	$39,447	$18,600
Additions (deductions)
Net income	197	1,250	419
Change in net deferred income tax	241	209	387
Change in nonadmitted assets	233	(897)	(595)
Change in asset valuation reserve	40	(20)	(17)
Paid-in capital	-	-	20,653
Net additions	711	542	20,847
Capital and surplus at end of year	$40,700	$39,989	$39,447

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Statements of Cash Flows Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Cash from operating activities
Premiums and other considerations	$(7,537)	$7,522	$(8,605)
Net investment income received	1,191	1,568	790
Reinsurance commissions	103,297	85,813	71,157
Other income	25,668	36,446	52,391
Policy and contract benefits and dividends paid	187	(44)	(363)
Operating expenses paid	(94,087)	(83,030)	(64,178)
Federal income taxes paid	(141)	(568)	(497)
Net transfers (to) separate accounts	(34,175)	(42,734)	(42,947)
Net cash provided by (used in) operating activities	(5,597)	4,973	7,748
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	11,864	428	1,268
Total investment proceeds	11,864	428	1,268
Cost of investments acquired
Bonds and notes	7,951	4,994	-
Total investments acquired	7,951	4,994	-
Net cash provided by (used in) investing activities	3,913	(4,566)	1,268
Cash from financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(26)	(12)	(7)
Other cash provided (used)	(917)	3,730	(2,536)
Net cash provided by (used in) financing
and miscellaneous activities	(943)	3,718	(2,543)
Net change in cash and cash equivalents	(2,627)	4,125	6,473
Cash and cash equivalents at the beginning of the year	29,037	24,912	18,439

Cash and cash equivalents at the end of the year	$26,410	$29,037	$24,912

Supplemental disclosure of non-cash transactions
Capital contribution of securities from parent	$-	$-	$20,653

See accompanying notes to statutory basis financial statements

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 1: Nature of Business

MEMBERS Life Insurance Company (“MEMBERS Life” or the “Company” or “MLIC”) is a stock life and health insurance company organized under the laws of Iowa and a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is organized under the laws of Wisconsin and is a wholly-owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and their members. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company began selling a single premium deferred index annuity contracts in 2013, a flexible premium deferred variable and index linked annuity contracts in 2016, and a single premium deferred modified guaranteed index annuity in 2019. All products are sold to consumers, including credit union members, through the face-to-face distribution channel. The Company has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. See Note 7, Reinsurance, for information on the Company’s reinsurance agreements. Prior to 2013, the Company did not actively market new business; it primarily serviced existing blocks of individual and group life policies.

The Company is authorized to sell life, health and annuity policies in all states in the U.S. and the District of Columbia, except New York. The following table identifies states with premiums greater than 5% of total direct premium and states with deposits on annuity contracts greater than 5% of total deposits:

				Deposits on
	Direct Premium			Annuity Contracts

	2020	2019	2018	2020	2019	2018
0
Michigan	61%	60%	62%	5%	6%	7%
Texas	24	25	24	6	5	*
California	5	5	5	5	*	*
Pennsylvania	*	*	*	7	7	8
Wisconsin	*	*	*	6	6	5
North Carolina	*	*	*	5	*	*
Florida	*	*	*	5	5	6
Indiana	*	*	*	5	*	5
Iowa	*	*	*	*	5	6

*Less than 5%

No other state represents more than 5% of the Company’s premiums or deposits for any year in the three years ended December 31, 2020.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and the impacts on the Company’s financial statements to date have not been estimated. Due to the COVID-19 outbreak, there is uncertainty surrounding the potential impact on the Company’s future financial position, results of operations and related cash flows. Continued impacts of the pandemic could materially adversely affect the Company’s near-term and long-term premium revenues, policyholder benefits, earnings, liquidity, and cash flows. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, the interest maintenance reserve and items not allocated) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance.

Policy reserves, which are 100% ceded to CMFG Life, are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statements of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statements of operations.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory reporting. Such a reserve is not recorded under GAAP. For statutory reporting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuities, including those recorded in the separate accounts, are recorded in the statutory basis statements of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities are reported as a separate account product for statutory reporting. For GAAP, only the variable annuity component of the flexible premium variable and index linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statements of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, policy reserve valuations, determination of other-than-temporary impairments (“OTTI”), deferred tax asset valuation reserves and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Net investment income: Investment income is recognized on an accrual basis. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows.

Net realized capital (losses): Realized capital (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

Net unrealized capital gains: Unrealized capital gains and losses are included in unassigned surplus, net of deferred federal income taxes.

Cash and Cash Equivalents

Cash includes unrestricted deposits in financial institutions. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020.  The income tax provisions of the CARES Act did not have a material impact on the Company’s statutory basis financial statements.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. Since CMFG Life is the only reinsurer, there is no concern of default on reinsurance receivable balances.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Separate Accounts

The Company issues single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. All separate account assets and liabilities are ceded to CMFG Life on a coinsurance basis except the variable annuity of the flexible premium variable and index linked deferred annuities that are ceded on a modified coinsurance basis and the related assets and liabilities are retained in the Company’s separate account.

Separate account assets for the variable annuity component of the flexible premium variable and index linked deferred and single premium deferred modified guaranteed index annuity are stated at fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory basis statements of operations.

The variable annuity contract holders of the flexible premium variable and index linked deferred and the single premium deferred modified guaranteed index annuity are able to invest in investment funds managed for their benefit. All of the flexible premium variable separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2020 and 2019, respectively.

CMFG Life, on behalf of MLIC, invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term only the Secure Account will be available as an option to the policyholder.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

The policy and contract claim reserves are 100% ceded to CMFG Life.

Policy Reserves

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the Commissioner’s Reserve Valuation Method (“CRVM”) basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Valuation Manual (“VM”) 21 for fixed annuities, equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (“AG”) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value.

The policy reserves are 100% ceded to CMFG Life.

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes. Changes in the AVR are charged or credited directly to unassigned surplus.

Other Liabilities

The Company issues the single premium deferred index annuity contracts, single premium deferred modified guaranteed index annuity contracts and flexible premium deferred variable and index linked annuity contracts on the 10th and 25th of each month. The Company recognizes a liability on contracts for which it has received cash, but has not issued a contract.  Other liabilities primarily consist of these customer funds pending completion of the policy issuance process. The customer funds are released from other liabilities when the policy application is completed.

Recently Adopted Accounting Standards

The Company adopted revised statutory principles-based based reserve valuation standards effective January 1, 2020. For life insurance, the amendments affect new business only and therefore had no impact on existing policy reserves. Further, the Company does not currently issue new life insurance business which would be impacted by the new valuation standards. For the flexible premium deferred variable and index linked annuities and single premium deferred modified guaranteed index annuity, there was an immaterial impact from adoption on the direct reserves, which are 100% ceded to CMFG Life.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses and fair value of investments in bonds and notes at December 31, 2020 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,734	$1,916	$-	$10,650
Industrial and miscellaneous	16,926	1,170	(1)	18,095
Commercial mortgage-backed securities	1,977	3	-	1,980
Residential mortgage-backed securities	1,674	60	-	1,734
Non-mortgage asset-backed securities	998	-	(8)	990

Total bonds and notes	$30,309	$3,149	$(9)	$33,449

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2019 are as follows:

		Gross	Gross
	Statement	Unrealized	Unrealized
December 31, 2019	Value	Gains	Losses	Fair Value

U.S. government and agencies	$8,739	$454	$-	$9,193
Industrial and miscellaneous	20,455	861	-	21,316
Residential mortgage-backed securities	3,217	18	-	3,235
Non-mortgage asset-backed securities	2,001	-	-	2,001

Total bonds and notes	$34,412	$1,333	$-	$35,745

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on residential mortgage-backed, commercial mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$2,004	$2,022
Due after one year through five years	7,964	8,709
Due after five years through ten years	6,958	7,364
Due after ten years	8,734	10,650
Residential mortgage-backed securities	1,674	1,734
Commercial mortgage-backed securities	1,977	1,980
Non-mortgage asset-backed securities	998	990

Total bonds and notes	$30,309	$33,449

Cash and Cash Equivalents

The details of cash and cash equivalents as of December 31, are as follows:

	2020	2019
Cash equivalents	$24,336	$28,122
Cash	2,074	915
Total cash and cash equivalents	$26,410	$29,037

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2020	2019	2018
Bonds and notes	$954	$971	$364
Cash and cash equivalents	116	709	452
Gross investment income	1,070	1,680	816
Less investment expenses	53	54	58
Net investment income	$1,017	$1,626	$758

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2020 or 2019 on this basis.

Net Realized Capital (Losses)

Net realized capital (losses) for the years ended December 31 are summarized as follows:

	2020	2019	2018
Gross gains from sales of bonds and notes	$1	$17	$17
Other	(142)	-

Realized capital gains (losses) before taxes and transfer to IMR	(141)	17	17

Tax on realized capital gains (losses)	(100)	(24)	(155)
Transfer to interest maintenance reserve	-	(13)	(13)
Net realized capital (losses)	$(241)	$(20)	$(151)

Proceeds from the sale of bonds and notes were $2,002, $338, and $651 in 2020, 2019 and 2018, respectively.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For mortgage-backed and structured securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond and note is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2020 and 2019. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on mortgage-backed and structured securities during 2020, 2019 and 2018 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

Net Unrealized Capital (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Industrial and miscellaneous	$1,004	$(1)	$-	$-	$1,004	$(1)
Non-mortgage asset-backed	990	(8)	-	-	990	(8)

Total bonds and notes	$1,994	$(9)	$-	$-	$1,994	$(9)

At December 31, 2020, the Company owned two securities with a fair value of $1,994 in an unrealized loss position. The Company owned one industrial and miscellaneous security with an unrealized loss of $1, and one non-mortgage asset-backed security with an unrealized loss of $8. The total fair value of securities with unrealized losses at December 31, 2020 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,994 or 100% of the total fair value of all securities with unrealized losses at December 31, 2020.

The Company had no securities in an unrealized loss position at December 31, 2019.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2020 and 2019, bonds and notes and cash with a statement value of $28,240 and $32,342, respectively, were accordingly designated for Iowa. Additionally, the Company designates assets for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. Pursuant to these requirements, bonds and notes with a statement value of $2,119 and $2,120 were on deposit with other regulatory jurisdictions as of December 31, 2020 and 2019, respectively.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels during the years ended December 31, 2020 and 2019.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Determination of Fair Values

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2020.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$24,336	$-	$-	$24,336
Separate account assets	-	230,314	-	230,314
Total assets at fair value	$24,336	$230,314	$-	$254,650

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Separate account liabilities	$-	$230,314	$-	$230,314
Total liabilities at fair value	$-	$230,314	$-	$230,314

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2019.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$28,122	$-	$-	$28,122
Separate account assets	-	169,654	-	169,654
Total assets at fair value	$28,122	$169,654	$-	$197,776

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Separate account liabilities	$-	$169,654	$-	$169,654
Total liabilities at fair value	$-	$169,654	$-	$169,654

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2020:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$30,309	$33,449	$-	$32,459	$990
Cash equivalents¹	24,336	24,336	24,336	-	-
Separate account assets	230,314	230,314	-	230,314	-
Financial instruments recorded as liabilities:
Separate account liabilities	230,314	230,314	-	230,314	-

[1]	Excludes cash of $2,074 that is not subject to fair value accounting.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2019:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3
Financial instruments recorded as assets:
Bonds and notes	$34,412	$35,745	$-	$35,745	$-
Cash equivalents[1]	28,122	28,122	28,122	-	-
Separate account assets	169,654	169,654	-	169,654	-
Financial instruments recorded as liabilities:
Separate account liabilities	169,654	169,654	-	169,654	-
[1]	Excludes cash of $915 that is not subject to fair value accounting.

The carrying amount for cash approximates fair value due to the short-term nature and has been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents: Consists of money market mutual funds reported as cash and cash equivalents. Their valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, derivative markets, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CMFG Life, CUMIS Mortgage Reinsurance Company, CUMIS Insurance Society, Inc., CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CUNA Mutual Investment Corporation, CUNA Mutual Insurance Agency, Inc., CUNA Brokerage Services, Inc., International Commons, Inc., MEMBERS Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., TruStage Financial Group, Inc., CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc. and ForeverCar Holdings, Inc.

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2020	2019	2018
Federal income tax expense (benefit) on operations	$256	$(59)	$(74)
Federal income tax expense on realized capital gains (losses)	100	23	154
Federal income tax expense (benefit)	$356	$(36)	$80

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change
Adjusted gross deferred tax assets	$1,108	$1,010	$98
Total deferred tax liabilities	(197)	(340)	143
Net deferred tax asset (excluding nonadmitted)	$911	$670	$241
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			-
Change in net deferred income tax			$241

The 2019 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2019	2018	Change
Adjusted gross deferred tax assets	$1,010	$828	$182
Total deferred tax liabilities	(340)	(367)	27
Net deferred tax asset (excluding nonadmitted)	$670	$461	$209
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a			-
Change in net deferred income tax			$209

The 2018 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2018	2017	Change
Adjusted gross deferred tax assets	$828	$596	$232
Total deferred tax liabilities	(367)	(498)	131
Net deferred tax asset (excluding nonadmitted)	$461	$98	363
Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			24
Change in net deferred income tax			$387

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2020	2019	2018

Tax expense computed at federal corporate rate	$116	$258	$108
Foreign tax credit	(32)	(40)	-
Income tax (benefit) related to prior years	(82)	(159)	(240)
Nonadmitted assets	161	(247)	(134)
Interest maintenance reserve amortization	26	29	33
Dividends received deductions	(76)	(87)	(59)
Other	3	2	(15)

Total statutory income taxes	$116	$(244)	$(307)

Federal income tax expense (benefit)	$356	$(36)	$80
Change in net deferred income tax	(240)	(208)	(387)

Total statutory income taxes	$116	$(244)	$(307)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$1,108	$-	$1,108	$1,010	$-	$1,010	$98	$-	$98
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	1,108	-	1,108	1,010	-	1,010	98	-	98
Deferred tax assets nonadmitted	(656)	-	(656)	-	-	-	(656)	-	(656)
Admitted deferred tax assets	452	-	452	1,010	-	1,010	(558)	-	(558)
Deferred tax liabilities	-	(197)	(197)	-	(340)	(340)	-	143	143
Net admitted deferred tax assets	$452	$(197)	$255	$1,010	$(340)	$670	$(558)	$143	$(415)

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The nonadmitted deferred tax asset increased $656 in 2020 and did not change in 2019. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax asset will not be realized. Based on the Company’s assessment, no valuation allowance was required as of December 31, 2020 and 2019.

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2020	2019	Change
Ordinary deferred tax assets:
Life reserves method change	$4	$7	$(3)
Investments	6	-	6
Deferred acquisition costs	807	479	328
Miscellaneous nonadmitted assets	223	384	(161)
Other - accrued general expense	68	140	(72)
Subtotal ordinary deferred tax assets	1,108	1,010	98
Nonadmitted ordinary deferred tax assets	(656)	-	(656)
Admitted ordinary deferred tax assets	452	1,010	(558)
Admitted deferred tax assets	452	1,010	(558)
Capital deferred tax liabilities:
Investments	(197)	(340)	143
Subtotal capital deferred tax liabilities	(197)	(340)	143
Total deferred tax liabilities	(197)	(340)	143
Net admitted deferred tax asset	$255	$670	$(415)

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$-	$-	$-	$-	$-
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	255	-	255	680	-	680	(425)	-	(425)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	255	-	255	680	-	680	(425)	-	(425)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	6,067	-	-	5,898	-	-	169
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	197	-	197	330	-	330	(133)	-	(133)
Admitted deferred tax assets	$452	$-	$452	$1,010	$-	$1,010	$(558)	$-	$(558)

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2020	2019
Ratio percentage used to determine recovery period and
threshold limitation amount (RBC reporting entity)	10514%	10916%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$40,444	$39,319

No tax planning strategies were used in the calculation of adjusted gross deferred tax assets or net admitted adjusted gross deferred tax assets during 2020 and 2019.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Other Tax Items

As of December 31, 2020, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

The Company has no taxes incurred in 2020, 2019, and 2018 that are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

The Company did not have any tax contingencies as of December 31, 2020 and 2019 and has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the statutory basis statements of operations. During the years ended December 31, 2020, 2019 and 2018, the Company did not recognize any addition or reduction in interest and penalties. The Company had accrued $2 and $2 for the payment of interest and penalties at December 31, 2020 and 2019, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company also files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2014.   Income tax liabilities have settled with the U.S. federal taxing authority (“IRS”) for tax year 2015, and the statute of limitations is closed.  Amended refund claims filed for tax years 2010 and 2012 are currently under examination as part of the Joint Committee on Taxation approval process.

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly. The Company reimbursed CMFG Life $47,364, $38,579 and $30,131 in 2020, 2019, and 2018, respectively.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Significant amounts due to/from affiliates are shown in the following table:

	2020	2019
Due to the Company:
CMFG Life	$218	$-
Other	5	8
Total	$223	$8

Due from the Company:
CUNA Brokerage Services, Inc.	$3,513	$3,383
CMFG Life	14,680	5,093
Other	136	150
Total	$18,329	$8,626

MEMBERS Capital Advisors, Inc., (“MCA”) which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company’s upstream parent, CMFG Life. The Company recorded MCA investment management fees totaling $54, $54 and $58 in 2020, 2019, and 2018, respectively, which are included in net investment income on the statutory basis statements of operations.

Significant capital contributions from affiliates are shown in the following table:

	2020	2019	2018
Capital contribution to MLIC from:
CMIC	$-	$-	$20,653
Total	$-	$-	$20,653

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its annuity products and recorded commission expense for this service of $36,884, $34,180 and $29,996 in 2020, 2019, and 2018, respectively, which is included in insurance taxes, licenses, fees and commissions. Commissions paid to non-affiliates totaled $18,715, $12,994 and $8,136 in 2020, 2019, and 2018, respectively, which are included in insurance taxes, licenses, fees and commissions on the statutory basis statements of operations.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company entered into a coinsurance and modified coinsurance agreement with its affiliate, CMFG Life, to cede 100% of its life, accident and health, and annuity business. The Company entered into the coinsurance and modified coinsurance agreement for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that CMFG Life is unable to meet the obligations assumed under the reinsurance agreements.

The Company cedes 100% of its annuity business to its parent, CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2020, 2019, and 2018.

	2020	2019	2018
Premiums earned:
Direct	$1,170,733	$995,842	$830,582
Ceded to affiliates	(1,170,733)	(995,842)	(830,582)
Premiums earned, net of reinsurance	$-	$-	$-
Contract charges
Direct	(836)	1,865	2,106
Ceded to affiliates	836	(1,865)	(2,106)
Contract charges, net of reinsurance	$-	$-	$-
Benefits and surrender expenses:
Direct	$348,428	$158,793	$94,123
Ceded to affiliates	(348,428)	(158,793)	(94,123)
Benefits and surrender expenses, net of reinsurance	$-	$-	$-
Increase in policy reserves:
Direct	$(2,136)	$3,630	$2,536
Ceded to affiliates	2,136	(3,630)	(2,536)
Increase in policy reserves, net of reinsurance	$-	$-	$-

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $39,749 and $40,092 in 2020 and 2019, respectively.

The Company receives a commission equal to 100% of its actual expenses incurred for the Company’s business in its single premium deferred index annuity product, flexible premium deferred variable and index linked annuity product, and single premium deferred modified guaranteed index annuity product, which was $102,791, $86,481 and $70,391 for the years ended December 31, 2020, 2019, and 2018, respectively. All remaining commissions relate to the Company’s life and health products and total $506, ($668) and $766 for the years ended December 31, 2020, 2019, and 2018, respectively.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 8: Annuity Reserves and Deposit-Type Liabilities

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit-type liabilities at December 31, 2020, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$-	$5,050,170	$-	$5,050,170	94.6%
At book value less surrender charge of 5% or more	2,851	-	-	2,851	0.1%
At fair value	-	-	220,969	220,969	4.1%

Total with adjustment or at fair value	2,851	5,050,170	220,969	5,273,990	98.8%
At book value with minimal or no charge adjustment	205	59,534	-	59,739	1.1%
Not subject to discretionary withdrawal	7,074	-	-	7,074	0.1%

Gross annuity reserves and deposit liabilities	10,130	5,109,704	220,969	5,340,803	100.0%
Reinsurance ceded	10,130	5,109,704	-	5,119,834

Total annuity reserves and deposit liabilities	$-	$-	$220,969	$220,969

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal - lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	-	-	-	-	0.0%
Not subject to discretionary withdrawal	4,473	-	-	4,473	100.0%

Gross annuity reserves and deposit liabilities	4,473	-	-	4,473	100.0%
Reinsurance ceded	4,473	-	-	4,473

Total annuity reserves and
deposit liabilities	$-	$-	$-	$-

The following table shows policy liabilities associated with the Company’s annuity products:

2020
Annuity reserves from the separate accounts	$220,969
Total annuity reserves	$220,969

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2020:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$38	$68	$-	$-	$-
Universal life	2,649	2,649	2,704	-	-	-
Other permanent cash value life insurance	-	11,474	12,353	-	-	-
Miscellaneous reserves	-	36	34	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	4,465	-	-	-
Accidental death benefits	-	-	7	-	-	-
Disability - active lives	-	-	3	-	-	-
Disability - disabled lives	-	-	113	-	-	-
Miscellaneous reserves	-	-	64	-	-	-
Gross reserves before reinsurance	2,649	14,197	19,811	-	-	-
Ceded reinsurance	2,649	14,197	19,811	-	-	-
Net reserves	$-	$-	$-	$-	$-	$-

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2019, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$-	$4,076,413	$-	$4,076,413	95.9%
At book value less surrender charge of 5% or more	6,019	-	-	6,019	0.1%
At fair value	-	-	161,987	161,987	3.9%

Total with adjustment or at fair value	6,019	4,076,413	161,987	4,244,419	99.9%
At book value with minimal or no charge adjustment	327	-	-	327	0.0%
Not subject to discretionary withdrawal	4,863	-	-	4,863	0.1%

Gross annuity reserves and deposit liabilities	11,209	4,076,413	161,987	4,249,609	100.0%
Reinsurance ceded	11,209	4,076,413	-	4,087,622

Total annuity reserves and deposit liabilities	$-	$-	$161,987	$161,987

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or at fair value	-	-	-	-	0.0%
At book value with minimal or no charge adjustment	-	-	-	-	0.0%
Not subject to discretionary withdrawal	3,873	-	-	3,873	100.0%

Gross annuity reserves and deposit liabilities	3,873	-	-	3,873	100.0%
Reinsurance ceded	3,873	-	-	3,873

Total annuity reserves and deposit liabilities	$-	$-	$-	$-

The following table shows policy liabilities associated with the Company’s annuity products:

2019
Annuity reserves from the separate accounts	$161,987
Total annuity reserves	$161,987

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2019:

	General Account			Separate Account - Guaranteed and Non Guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$-	$48	$85	$-	$-	$-
Universal life	2,816	2,816	2,878	-	-	-
Other permanent cash value life insurance	-	11,812	12,712	-	-	-
Miscellaneous reserves	-	35	35	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	4,954	-	-	-
Accidental death benefits	-	-	7	-	-	-
Disability - active lives	-	-	3	-	-	-
Disability - disabled lives	-	-	122	-	-	-
Miscellaneous reserves	-	-	72	-	-	-
Gross reserves before reinsurance	2,816	14,711	20,868	-	-	-
Ceded reinsurance	2,816	14,711	20,868	-	-	-
Net reserves	$-	$-	$-	$-	$-	$-

Note 9: Statutory Financial Data and Dividend Restrictions

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2020 and 2019, the Company’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

The Company is subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to a parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. The Company could pay $4,070 in stockholder dividends in 2021 without the approval of the Insurance Department.

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 10: Commitments and Contingencies

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2020 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $132 and $116 at December 31, 2020 and 2019, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has not established an asset as of December 31, 2020 and 2019 since it does not believe any amount will be recoverable. Recoveries of assessments from premium taxes are generally made over a five-year period.

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

Note 11: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2020	2019
Nonadmitted assets:
Net deferred tax asset	$656	$-
Prepaid expenses	491	-
Interest maintenance reserve	907	1,029
Other	574	1,831
Total nonadmitted assets	$2,628	$2,860

Asset valuation reserve	$-	$40

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Note 12: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under the flexible premium variable and index linked deferred annuities policies.

Information relating to the Company’s flexible premium variable separate account business as of December 31 is set forth in the tables below:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed
Reserves with assets held:
At fair value	$-	$220,969	$-	$161,987
At amortized cost	-	-	-	-
Total	$-	$220,969	$-	$161,987
Reserves with assets subject to
discretionary withdrawal:
At fair value	$-	$220,969	$-	$161,987
With fair value adjustment	-	-	-	-
Not subject to discretionary withdrawal	-	-	-	-
Total	$-	$220,969	$-	$161,987

The following table shows the premiums and deposits for flexible premium variable contracts recorded in the separate accounts for the years ended December 31:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed
Non-guaranteed premiums, considerations and deposits received for separate account policies	$-	$220,969	$-	$161,987
Total	$-	$220,969	$-	$161,987

MEMBERS Life Insurance Company Notes to Statutory Basis Financial Statements ($ in 000s)

Details of the net transfers to separate accounts for all annuity contracts are shown in the table below for the years ended:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed
Transfers to separate accounts	$-	$1,170,261	$-	$990,809
Transfers from separate accounts	-	(1,141,308)	-	(952,622)
Valuation adjustment	-	2,955	-	2,131
Net transfers to separate accounts	$-	$31,908	$-	$40,318

Note 13: Subsequent Events

The Company evaluated subsequent events from December 31, 2020 through March 4, 2021, the date the statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.

MEMBERS LIFE INSURANCE COMPANY Supplemental Schedules December 31, 2020

Supplemental Schedules

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2020 (000s omitted)

Investment income earned:
Government bonds	$240
Other bonds (unaffiliated)	714
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	-
Real estate	-
Premium notes, contract loans and liens	-
Collateral loans	-
Cash	116
Cash equivalents	-
Short-term investments	-
Other invested assets	-
Derivative financial instruments	-
Aggregate write-in for investment income	-
Gross investment income	$1,070

Real estate owned - book value less encumbrances	$-

Mortgage loans - book value:
Farm mortgages	-
Residential mortgages	-
Commercial mortgages	-
Total mortgage loans	$-

Mortgage loans by standing - book value:
Good standing	-
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-

Other long-term assets-statement value	-
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	-
Preferred stocks	-
Common stocks	-

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$2,865
Over 1 year through 5 years	9,350
Over 5 years through 10 years	9,341
Over 10 years through 20 years	19
Over 20 years	8,734
Total by maturity	$30,309

Bonds by class - statement value
Class 1	$28,315
Class 2	1,994
Class 3	-
Class 4	-
Class 5	-
Class 6	-
Total by class	$30,309

Total bonds publicly traded	$27,315
Total bonds privately placed	2,994

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	2,074
Cash equivalents	24,336

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Life insurance in force:
Industrial
Ordinary	-
Credit life	-
Group life	-

Amount of accidental death insurance in force under ordinary policies	2,437

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	3,620
Credit life	-
Group life	300

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	-
Income payable	-
Ordinary - involving life contingencies
Income payable	-
Group - not involving life contingencies
Amount of deposit	-
Income payable	-
Group - involving life contingencies
Income payable	-
Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-
Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-
Accident and health insurance - premium in force
Ordinary	-
Group	-
Credit	-
Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Claim payments 2020
Group accident and health - year ended December 31
2020	$-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other accident and health
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

MEMBERS LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2020 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$8,914	8,914	15.7%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	-	-	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	-	-	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,494	1,494	2.6%
Industrial and miscellaneous	19,901	19,901	35.1%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	30,309	30,309	53.4%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	-	-	0.0%
Common Stocks

Industrial and miscellaneous Publicly traded (unaffiliated)	-	-	0.0%
Industrial and miscellaneous other (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates other	-	-	0.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	-	-	0.0%
Mortgage loans	-	-	0.0%
Real estate	-	-	0.0%
Cash, cash equivalents and short-term investments	26,410	26,410	46.6%
Contract loans	-	-	0.0%
Derivatives	-	-	0.0%
Other invested assets	-	-	0.0%
Receivables for securities	-	-	0.0%
Securities lending	-	-	0.0%
Total invested assets	$56,719	$56,719	100.0%

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories December 31, 2020 (000s omitted)

1.	Reporting entity’s total admitted assets, excluding separate account assets.	$73,461

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets
2.01	Citigroup Commercial Mort.	Bond	$1,977	2.691%
2.02	Toyota Motor Credit Corp	Bond	1,005	1.368%
2.03	John Deere Capital Corp.	Bond	1,002	1.364%
2.04	Microsoft Corporation	Bond	1,001	1.363%
2.05	National Australia Bank, Ltd.	Bond	1,000	1.361%
2.06	MASS Mutual Global Fund.	Bond	998	1.359%
2.07	Blackrock, Inc.	Bond	998	1.359%
2.08	CFIP CLO Ltd.	Bond	998	1.359%
2.09	Automatic Data Prcoessing	Bond	997	1.357%
2.10	Nestle Holdings	Bond	996	1.356%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

		-
	Bonds		1	2
3.01	NAIC-1		$28,315	38.544%
3.02	NAIC-2		1,994	2.714%
3.03	NAIC-3		-	0.000%
3.04	NAIC-4		-	0.000%
3.05	NAIC-5		-	0.000%
3.06	NAIC-6		-	0.000%
	Preferred Stocks	-	3	4
3.07	P/RP-1		$-	0.000%
3.08	P/RP-2		-	0.000%
3.09	P/RP-3		-	0.000%
3.10	P/RP-4		-	0.000%
3.11	P/RP-5		-	0.000%
3.12	P/RP-6		-	0.000%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total Yes [ ] No [ X ]
Admitted assets?
If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$3,978	5.415%
4.03	Foreign-currency-denominated investments	-	0.000%
4.04	Insurance liabilities denominated in that same foreign currency	-	0.000%

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		1	2
5.01	Countries rated NAIC-1	$3,978	5.415%
5.02	Countries rated NAIC-2	-	0.000%
5.03	Countries rated NAIC-3 or below	-	0.000%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

		1	2
	Countries rated NAIC-1:
6.01	Country 1: Australia	$1,000	1.361%
6.02	Country 2: Cayman Islands	998	1.359%

	Countries rated NAIC-2:
6.03	Country 1:	$-	0.000%
6.04	Country 2:	-	0.000%

	Countries rated NAIC-3 or below:
6.05	Country 1:	$-	0.000%
6.06	Country 2:	-	0.000%

Questions 7-9 are not applicable.

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2
	Issuer	NAIC Rating	3	4
10.01	National Australia Bank, Ltd.	2	$1,000	1.361%
10.02	CFIP CLO Ltd.	1	998	1.359%
10.03	Rabobank Nederland	2	994	1.353%
10.04	Lind PLC	1	986	1.342%
10.05			-	0.000%
10.06			-	0.000%
10.07			-	0.000%
10.08			-	0.000%
10.09			-	0.000%
10.10			-	0.000%

Questions 11-23 are not applicable.

MEMBERS LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2020

1.	MLIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	MLIC has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	MLIC cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)    Financial Statements. All required financial statements are included in Part B of the Registration Statement.

(b)	Exhibits.

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
1	Resolutions of the Board of Directors of MEMBERS Life Insurance Company (“MLIC”) authorizing the establishment of the MEMBERS Horizon Variable Separate Account (the “Registrant”)	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed October 5, 2015 (File No. 333-207276)
2	Not applicable
3	Amended and Restated Distribution Agreement dated as of January 7, 2016 between MLIC, for itself and as depositor on behalf of the Registrant, and CUNA Brokerage Services, Inc. (“CBSI”)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed January 29, 2016 (File No. 333-207276)
3(a)	Amended and Restated Expense Sharing Agreement dated January 1, 2015 between MLIC and CBSI	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed March 31, 2017 (File No. 333-207276)
3(b)	Amended and Restated Distribution Agreement Exhibit A dated as of September 2018, between MLIC, for itself and as depositor on behalf of the Registration, and CUNA Brokerage Services, Inc. (“CBSI”)	Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed November 20, 2018 (File No. 333-226804)
4(a)	Form of MEMBERS® Horizon II Flexible Premium Deferred Variable Annuity Contract (Money Market Holding Account) (Form No. 2018-VA)	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed August 13, 2018 (File No. 333-226804)
4(b)	Form of MEMBERS® Horizon II Flexible Premium Deferred Variable Annuity Contract (Fixed Holding Account) (Form No. 2018-VA-F)	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed August 13, 2018 (File No. 333-226804)
4(c)	Form of MEMBERS® Horizon II Flexible Premium Deferred Variable Annuity Data Page (Money Market Holding Account) (Form No. 2018-VADP)	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed August 13, 2018 (File No. 333-226804)
4(d)	Form of MEMBERS® Horizon II Flexible Premium Deferred Variable Annuity Data Page (Fixed Holding Account) (Form No. 2018-VADP-F)	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed August 13, 2018 (File No. 333-226804)
4(e)	Form of Return of Purchase Payment Death Benefit Endorsement (Form No. 2018-VA-ROPEND)	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed August 13, 2018 (File No. 333-226804)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
4(f)	Form of Roth Individual Retirement Annuity Endorsement	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed October 5, 2015 (File No. 333-207276)
4(g)	Form of Individual Retirement Annuity Endorsement	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed October 5, 2015 (File No. 333-207276)
5	Form of MEMBERS® Horizons and MEMBERS Horizon II Individual Flexible Premium Deferred Variable Annuity Application	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed August 13, 2018 (File No. 333-226804)
6(a)	Articles of Incorporation of MLIC	Incorporated herein by reference to the initial filing of the MLIC Registration Statement on Form S-1, filed February 6, 2013 (File No. 333-186477)
6(b)	Bylaws of MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed February 6, 2013 (File No. 333-186477)
6(b)i	Amended and Restated Bylaws of MLIC	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed January 29, 2016 (File No. 333-207276)
7(i)(a)	MEMBERS Horizon Coinsurance and Modified Coinsurance Agreement dated November 1, 2015 between MLIC and CMFG Life	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
7(i)(a)	MEMBERS Horizon Coinsurance and Modified Coinsurance Agreement dated January 1, 2019 between MLIC and CMFG Life	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, filed April 17, 2020 (File No. 333-226804)
8(a)	Fund Participation and Service Agreement between American Funds Insurance Series and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(a)i	Business Agreement between American Funds Distributors, Inc., CBSI and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(a)ii	American Funds Rule 22c-2 Agreement between American Funds Service Company and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
8(a)iii	Amendment No. 1 to Fund Participation and Service Agreement between American Funds Service Company and MLIC	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed March 31, 2017 (File No. 333-207276)
8(b)	Fund Participation Agreement between BlackRock Variable Series Funds, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(b)i	Administrative Services Agreement between BlackRock Advisors, LLC and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(b)ii	Form of Distribution Sub-Agreement between BlackRock Variable Series Funds, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(b)iii	First Amendment to Administrative Services Agreement dated July 1, 2020 between BlackRock Advisors, LLC and MLIC		X
8(c)	Fund Participation Agreement between Columbia Funds Variable Insurance Trust I, Columbia Management Investment Advisors, LLC, Columbia Management Investment Distributors, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(c)i	Fund Participation Agreement between Columbia Funds Variable Insurance Trust II, Columbia Management Investment Advisors, LLC, Columbia Management Investment Distributors, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(c)ii	Fund Participation Agreement between Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC, Columbia Management Investment Distributors, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(c)iii	Revenue Sharing Agreement between Columbia Management Investment Distributors, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(c)iv	First Amendment to the Fund Participation Agreement between Columbia Funds Variable Insurance Trust, Columbia Management Investment Advisors, LLC, Columbia Management Investment Distributors, Inc. and MLIC	Incorporated herein by reference to the Pre-Effective Amendment No. 1 filing of the MEMBERS Horizon Variable Separate Account on Form N-4, filed November 20, 2018 (File No. 333-226804)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
8(c)v	First Amendment to the Fund Participation Agreement between Columbia Funds Variable Series Trust II, Columbia Management Investment Advisers, LLC, Columbia Management Investment Distributors, Inc. and MLIC	Incorporated herein by reference to the Pre-Effective Amendment No. 1 filing of the MEMBERS Horizon Variable Separate Account on Form N-4, filed November 20, 2018 (File No. 333-226804)
8(c)vi	Variable Portfolio Administrative Services Agreement between Columbia Management Investment Services Corp. and CUNA Brokerage Services, Inc.	Incorporated herein by reference to the Pre-Effective Amendment 1 filing of the MLIC Registration Statement, filed April 18, 2019 (File No. 333-228962)
8(d)	Participation Agreement between DFA Investment Dimensions Group Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed January 29, 2016 (File No. 333-207276)
8(e)	Fund Participation Agreement between The Dreyfus Corporation and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(e)i	Administrative Services Agreement between The Dreyfus Corporation and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(e)ii	Distribution Letter Agreement between MBSC Securities Corporation (The Dreyfus Corporation) and MLIC	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed April 6, 2016 (File No. 333-207276)
8(e)iii	First Amendment to Fund Participation Agreement between the Dreyfus Corporation and MLIC	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed March 31, 2017 (File No. 333-207276)
8(f)	Participation Agreement between Franklin Templeton Variable Insurance Products Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(f)i	Administrative Services Agreement between Franklin Templeton Variable Insurance Products Trust and MLIC	Incorporated herein by reference Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(f)ii	Shareholder Information Agreement between Franklin Templeton Variable Insurance Products Trust and MLIC	Incorporated herein by reference Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(f)iii	Amendment No. 1 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust and MLIC	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed March 31, 2017 (File No. 333-207276)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
8(g)	Participation Agreement between Goldman Sachs Variable Insurance Trust, Goldman Sachs & Co. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(g)i	Amendment #1 to Participation Agreement between Goldman Sachs Variable Insurance Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(g)ii	Service Class Services Agreement between Goldman Sachs Variable Insurance Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(g)iii	Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(g)iv	Shareholder Information Agreement between Goldman Sachs & Co and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(g)v	Amendment #2 to Participation Agreement between Goldman Sachs Variable Insurance Trust and MLIC	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed March 31, 2017 (File No. 333-207276)
8(h)	Participation Agreement between AIM Variable Insurance Funds(Invesco Variable Insurance Funds), Invesco Distributors, Inc., CBSI and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(h)i	Administrative Services Agreement between AIM Variable Insurance Funds(Invesco Variable Insurance Funds) and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(h)ii	Distribution Services Agreement between AIM Variable Insurance Funds(Invesco Variable Insurance Funds) and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(h)iii	Amendment No. 1 to Administrative Services Agreement between AIM Variable Insurance Funds(Invesco Variable Insurance Funds) and MLIC	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of the Registrant, filed March 31, 2017 (File No. 333-207276)
8(i)	Fund Participation Agreement between Lazard Retirement Series, Inc., Lazard Asset Management Securities LLC and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
8(i)i	Servicing Agreement between Lazard Retirement Series, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(j)	Participation Agreement between MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(j)i	Fund/Serv and Networking Supplement to Participation Agreement between MFS Variable Insurance Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(j)ii	Fee Letter Agreement between MFS Variable Insurance Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(k)	Participation Agreement between Morgan Stanley and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(k)i	Servicing Agreement between Morgan Stanley and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(k)ii	Letter Agreement between Morgan Stanley and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(k)iii	Administrative Service Agreement between Morgan Stanley and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(k)iv	Amendment to Participation Agreement between Morgan Stanley and MLIC	Incorporated herein by reference to the Pre-Effective Amendment No. 1 filing of MEMERS Horizon Variable Separate Account on Form N-4, filed November 20, 2018 (File No. 333-207276)
8(l)	Participation Agreement between Oppenheimer Variable Account Funds and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
8(l)i	Shareholder Information Agreement between OppenheimerFunds Distributor, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(m)	Participation Agreement between PIMCO Variable Insurance Trust, PIMCO Equity Series, VIT, PIMCO Investments LLC and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(n)	Fund Participation Agreement between Northern Lights Variable Trust and MLIC	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed January 29, 2016 (File No. 333-207276)
8(n)i	Fund/Serv Agreement between Northern Lights Distributors, LLC and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed August 13, 2018 (File No. 333-226804)
8(n)ii	Distribution and Shareholder Services Agreement between Northern Lights Variable Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(o)	Participation Agreement between T Rowe Price Equity Series, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(o)i	Rule 22c-2 Agreement between T Rowe Price Equity Series, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(o)ii	12b-1 Agreement between T. Rowe Price Investment Services, Inc. and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(p)	Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)
8(p)i	Defined Contribution Clearance & Settlement Agreement between The Vanguard Group and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement of the Registrant, filed April 6, 2016 (File No. 333-207276)

Exhibit Item Number	Description	Incorporated by Reference to	Filed Herewith
8(p)ii	Amendment to Participation Agreement between Vanguard Variable Insurance Fund, the Vanguard Group, Inc., Vanguard Marketing Corporation and MLIC	Incorporated herein by reference to the Pre-Effective Amendment 1 filing of the MLIC Registration Statement, filed April 18, 2019 (File No. 333-228962)
8(q)	Participation Agreement between Putnam Variable Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(q)i	Rule 22c-2 Agreement between Putnam Variable Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(q)ii	Marketing and Administrative Services Agreement between Putnam Variable Trust and MLIC	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, filed January 29, 2016 (File No. 333-207276)
8(q)iii	Letter Agreement between Putnam Variable Trust and MLIC	Incorporated herein by reference to the initial filing of the Registrant on Form N-4, filed January 29, 2016 (File No. 333-207276)
9	Legal Opinion		X
10	Consent of Independent Registered Public Accounting Firm		X
11	Not applicable
12	Not applicable
13	Powers of Attorney		X

Item 25. Directors and Officers of Depositor.

Set forth below is information regarding the directors and principal officers of MLIC. Unless otherwise noted, the business address of each person below is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

Name	Positions and Officers with Depositor
David L. Sweitzer	President and Director
Brian J. Borakove	Treasurer
Paul D. Barbato	Secretary and Director
Michael F. Anderson	Director
Abigail R. Rodriguez	Director
William A. Karls	Director

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Registrant is a separate account of MLIC and is, therefore, owned and controlled by MLIC. MLIC is a wholly-owned indirect subsidiary of CMFG Life Insurance Company (“CMFG Life”) and a direct wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). MLIC is a stock life insurance company organized under the laws of the State of Iowa for the purpose of writing any and all of the lines of insurance and annuity business authorized by Iowa Code Chapter 508 and any other line of insurance or annuity business authorized by the laws of the State of Iowa.

MLIC is 100% owned by CMIC, which is in turn 100% owned by CMFG Life. Various companies and other entities are controlled by CMFG Life and may be considered to be under common control with the Registrant or MLIC. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company
Organizational Chart As Of February 28, 2021

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

TruStage Financial Group, Inc.
State of domicile: Iowa

CUNA Mutual Global Holdings, Inc.
State of domicile: Iowa

CMFG Ventures, LLC
State of domicile: Iowa

SafetyNet Insurance Agency, LLC
State of domicile: Iowa

CMFG Life Insurance Company
State of domicile: Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:

1.	CUNA Mutual Investment Corporation owns the following: State of domicile: Wisconsin

a.	MEMBERS Life Insurance Company State of domicile: Iowa

b.	CUMIS Insurance Society, Inc. owns the following: State of domicile: Iowa

(1)	CUMIS Specialty Insurance Company, Inc. State of domicile: Iowa

(2)	CUMIS Mortgage Reinsurance Company State of domicile: Wisconsin

c.	CUNA Brokerage Services, Inc. State of domicile: Wisconsin

d.	CUMIS Vermont, Inc. State of domicile: Vermont

e.	International Commons, Inc. State of domicile: Wisconsin

f.	CUNA Mutual Insurance Agency, Inc. State of domicile: Wisconsin

h.	MEMBERS Capital Advisors, Inc. State of domicile: Iowa

(1)	MCA Fund I GP LLC State of domicile: Delaware

(2)	MCA Fund II GP LLC State of domicile: Delaware

(3)	MCA Fund III GP LLC State of domicile: Delaware

(4)	MCA Fund IV GP LLC State of domicile: Delaware

(5)	MCA Fund V GP LLC State of domicile: Delaware

i.	CMG Student Lending Services, LLC State of domicile: Delaware

j.	CPI Qualified Plan Consultants, Inc. State of domicile: Delaware

k.	Five County Holdings, LLC State of domicile: Illinois

2.	CUNA Mutual Holding Company either directly or indirectly, is the controlling company of the following:

a.	CUNA Mutual International Finance, Ltd. Country of domicile: Cayman Islands

b.	CUNA Mutual International Holdings, Ltd. Country of domicile: Cayman Islands

c.	CUNA Caribbean Holdings St. Lucia, Ltd Owns the following: Country of domicile: St. Lucia

(1)	CUNA Caribbean Insurance Jamaica Limited Country of domicile: Jamaica

(2)	CUNA Caribbean Insurance OECS Limited Country of domicile: St. Lucia

(3)	CUNA Caribbean Insurance Society Limited Country of domicile: Trinidad and Tobago

(4)	CUNA Mutual Insurance Society Dominicana, S.A. Country of domicile: Dominican Republic

3.	6834 Hollywood Boulevard, LLC State of domicile: Delaware

4.	TruStage Insurance Agency, LLC State of domicile: Iowa

5.	CUNA Mutual Management Services, LLC State of domicile: Iowa

a.	Compliance Systems, LLC State of domicile: Michigan

b.	CUneXus Solutions, Inc. State of domicile: Delaware

c.	ForeverCar Holdings, Inc. State of domicile: Delaware

(1)	ForeverCar LLC State of domicile: Illinois

(2)	ForeverCar consumer Credit LLC State of domicile: Illinois

6.	MCA Fund I Holding LLC State of domicile: Delaware

7.	MCA Funds Holding Company, LLC State of domicile: Iowa

8.	CUNA Mutual AdvantEdge Analytics, LLC State of domicile: Iowa

9.	MCA Fund II Holding LLC State of domicile: Delaware

10.	MCA Fund III Holding LLC State of domicile: Delaware

Item 27. Number of Contract Owners.

As of February 28, 2021 there were 543 non-qualified contracts outstanding and 1,208 qualified contracts outstanding.

Item 28. Indemnification.

(a)	Indemnification of Directors and Officers. Section 490.202 of the Iowa Business Corporation (the “IBCA”), provides that a corporation's articles of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for any action taken, or failure to take action, as a director, except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on MEMBERS Life Insurance Company (the “Registrant,” “we,” “our,” or “us”) or the shareholders, (3) a violation of Section 490.833 of the IBCA or (4) an intentional violation of criminal law.

Further, Section 490.851 of the IBCA provides that a corporation may indemnify its directors who may be party to a proceeding against liability incurred in the proceeding by reason of such person serving in the capacity of director, if such person has acted in good faith and in a manner reasonably believed by the individual to be in the best interests of the corporation, if the director was acting in an official capacity, and in all other cases that the individual's conduct was at least not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individual's conduct was unlawful or the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation. The indemnity provisions under Section 490.851 do not apply (i) in the case of actions brought by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct set forth above or (ii) in connection with any proceedings with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director's official capacity.

In addition, Section 490.852 of the IBCA provides mandatory indemnification of reasonable expenses incurred by a director who is wholly successful in defending any action in which the director was a party because the director is or was a director of the corporation. A director who is a party to a proceeding because the person is a director may also apply for court-ordered indemnification and advance of expenses under Section 490.854 of the IBCA.

Section 490.853 of the IBCA provides that a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding because such person is a director if the director delivers the following to the corporation: (1) a written affirmation that the director has met the standard of conduct described above or that the proceeding involved conduct for which liability has been eliminated under the corporation's articles of incorporation and (2) the director's written undertaking to repay any funds advanced if the director is not entitled to mandatory indemnification under Section 490.852 of the IBCA and it is ultimately determined that the director has not met the standard of conduct described above.

Under Section 490.856 of the IBCA, a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because such person is an officer, to the same extent as a director. In addition, if the person is an officer but not a director, further indemnification may be provided by the corporation's articles of incorporation or bylaws, a resolution of the board of directors or by contract, except liability for (1) a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding and (2) conduct that constitutes receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law. Such indemnification is also available to an officer who is also a director if the basis on which the officer is made a party to a proceeding is an act taken or a failure to take action solely as an officer.

Our Amended and Restated Articles of Incorporation provide that our directors will not be liable to us or our shareholders for money damages for any action taken, or any failure to take any action, as a director, except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on the Registrant or the shareholders, (3) a violation of Section 490.833 of the IBCA or (4) an intentional violation of criminal law.

Our Amended and Restated Articles of Incorporation also provide that we indemnify each of our directors or officers for any action taken, or any failure to take any action, as a director or officer except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on the Registrant or the shareholders, (3) a violation of Section 490.833 of the IBCA or (4) an intentional violation of criminal law. Additionally, the Registrant is required to exercise all of its permissive powers as often as necessary to indemnify and advance expenses to its directors and officers to the fullest extent permitted by law.

Our Bylaws also provide indemnification to our directors on the same terms as the indemnification provided in our Amended and Restated Articles of Incorporation. Our Bylaws also provide for advances of expenses to our directors and officers. The indemnification provisions of our Bylaws are not exclusive of any other right which any person seeking indemnification may have or acquire under any statute, our Amended and Restated of Incorporation or any agreement, vote of stockholders or disinterested directors or otherwise.

Section 490.857 of the IBCA provides that a corporation may purchase and maintain insurance on behalf of a person who is a director or officer of a corporation, or who, while a director or officer of a corporation, serves at the corporation's request as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity, against liability asserted against or incurred by that person in that capacity or arising from that person's status as a director or officer, whether or not the corporation would have the power to indemnify or advance expenses to that person against the same liability under the IBCA. As permitted by and in accordance with Section 490.857 of the IBCA, we maintain insurance coverage for our officers and directors as well as insurance coverage to reimburse us for potential costs for indemnification of directors and officers.

(b)	Indemnification of Principal Underwriters. Pursuant to the Distribution Agreement with CBSI, MLIC has agreed to indemnify CBSI and CBSI’s directors, shareholders, officers, agents and employees and hold each of them harmless from and against any losses, damages, judgments and other costs, fees and expenses, including reasonable attorneys’ fees, resulting from any breach by MLIC of the Distribution Agreement or from the gross negligence, fraud or willful misconduct of employees and permissible contractors and agents of MLIC.

(c)	Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)   CUNA Brokerage Services, Inc. (“CBSI”), an affiliate of MLIC, is the principal underwriter for the Registrant. In addition, CBSI is the principal underwriter for CMFG Variable Annuity Account and CMFG Variable Life Insurance Account. The principal business address of CBSI is 2000 Heritage Way, Waverly, Iowa 50677-9202.

(b)	Set forth below is certain information regarding the directors and principal officers of CBSI.

Name	Positions and Offices with Principal Underwriter
Michael F. Anderson*	Director
Paul D. Barbato*	Secretary
Jenny Brock*	Treasurer
Katherine Castro*	Assistant Secretary

Name	Positions and Offices with Principal Underwriter
Paul J. Chong*	Director
Robert Comfort***	President
Christopher Copeland*	Director
William A. Karls*	Director
John Landers**	Vice President and Chief Compliance Officer
David L. Sweitzer*	Director
David Tomar****	Vice President and Associate General Counsel
*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of this person is: 2000 Heritage Way, Waverly, Iowa 50677
***The principal business address of this person is: 7924 Cook Road, Plain City, Ohio 43064
****18908 Willowmore Cedar Drive, Lutz, Florida 33558

(c) CBSI is the only principal underwriter. The services provided by CBSI are described in the Distribution Agreement and Servicing Agreement filed as exhibits to this Registration Statement.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
CUNA Brokerage Services, Inc.	$5,557,681*	$0*	$1,771,418*	$3,786,263*

*Information for fiscal year ended December 31, 2020.

Item 30. Location of Accounts and Records.

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by: (i) MLIC, 2000 Heritage Way, Waverly, Iowa 50677; (ii) CMFG Life, 5910 Mineral Point Road, Madison, Wisconsin 53705; and (iii) se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the contracts offered herein are being accepted.

(b)	The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to MLIC.

(d)	MLIC represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MLIC under the contracts.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement hereby certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison and State of Wisconsin, as of this 14 day of April, 2021.

MEMBERS HORIZON VARIABLE SEPARATE ACCOUNT (Registrant)

By:	/s/David L. Sweitzer
David L. Sweitzer, President, MEMBERS Life Insurance Company

MEMBERS LIFE INSURANCE COMPANY (Depositor)

By:	/s/David L. Sweitzer
David L. Sweitzer, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated:

Signature	Title	Date

*	President and Director (Principal Executive Officer)	April 14, 2021
David L. Sweitzer

*	Treasurer (Principal Financial & Accounting Officer)	April 14, 2021
Brian J. Borakove

*	Director	April 14, 2021
Michael F. Anderson

*	Director	April 14, 2021
Abigail R. Rodriguez

*	Director	April 14, 2021
William A. Karls

*	Director and Secretary	April 14, 2021
Paul D. Barbato

*By:	/s/Jennifer Kraus-Florin
Jennifer Kraus-Florin

*Pursuant to Power of Attorney dated April 14, 2021, filed electronically with post-effective amendment number 3 of Registration Statement on Form N-4 (File No. 333-226804), filed with the Commission on April 14, 2021.